   As filed with the Securities and Exchange Commission on January 31, 1996

                      Registration No. 33-67148; 811-7948
                      -----------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [_]

                        Post-Effective Amendment No. 9                    [x]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [_]

                               Amendment No. 12                           [x]

                       (Check appropriate box or boxes)
                       ________________________________

                            THE GRIFFIN FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                             5000 Rivergrade Road
                         Irwindale, California  91706
         (Address of Principal Executive Offices, including Zip Code)
                       ________________________________
      Registrant's Telephone Number, including Area Code:  (800) 333-4437

                              William A. Hawkins
                             5000 Rivergrade Road
                         Irwindale, California  91706
                    (Name and Address of Agent for Service)

                                With a copy to:

                            Robert M. Kurucza, Esq.
                              Morrison & Foerster LLP
                   2000 Pennsylvania Ave., N.W., Suite 5500
                            Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[x]  Immediately upon filing pursuant to Rule 485(b), or  [_]    on ___________ pursuant to Rule 485(b), or

[_]  60 days after filing pursuant to Rule 485(a), or     [_]    on ___________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to paragraph (a)(2)    [_]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of the Registrant's Common Stock, par value $.001 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on October 26, 1995 the notice required by Rule 24f-2 for its fiscal year ended September 30, 1995.

                             Cross Reference Sheet
                             ---------------------
                            The Griffin Funds, Inc.
                            -----------------------

Form N-1A Item Number
---------------------

   Part A           Prospectus Captions
   ------           -------------------
    1               Cover Page

    2               Key Fund Facts; Fund Expenses;
                    The Funds In Detail

    3               Financial Highlights; Performance

    4               Key Fund Facts; Investment Policies and
                    Procedures; The Funds in Detail

    5               Key Fund Facts; Investment Policies and
                    Procedures; The Funds in Detail

    5A              Not Applicable

    6               Your Fund Account

    7               Key Fund Facts; Your Fund Account; Fund
                    Account Policies

    8               Key Fund Facts; Your Fund Account; Fund
                    Account Policies

    9               Not Applicable

    Part B          Statement of Additional Information
    ------          -----------------------------------

    10              Cover Page

    11              Table of Contents

    12              Not Applicable

    13              Investment Limitations

    14              Directors and Officers; Management
                    Contracts

Form N-1A Item Number
---------------------

   Part A           Prospectus Captions
   ------           -------------------
    15              Miscellaneous

    16              Service Providers; Management
                    Contracts

    17              Portfolio Transactions

    18              Description of the Company; Investment Limitations

    19              Valuation of Portfolio Securities; Additional Purchase and
                    Redemption Information

    20              Distributions and Taxes

    21              Distribution and Service Plans

    22              Performance

    23              Independent Auditor and Reports

    Part C          Other Information
    ------          -----------------

    24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of This
                    Document

     The Registrant is filing this Post-Effective Amendment solely for the purpose of updating the financial information contained in the Registration Statement of The Griffin Funds, Inc. and making certain other non-material changes.

                         -----------------------------
                          Prospectus January 31, 1996
                         -----------------------------
---------------------------
THE GRIFFIN FUNDS            This prospectus sets forth concisely the informa-
---------------------------  tion about the nine funds (each a "Fund", collec-
Money Market Fund            tively the "Funds") currently offered by The Grif-
---------------------------  fin Funds, Inc. ("The Griffin Funds") that a pro-
Tax-Free Money Market Fund   spective investor ought to know before investing in
---------------------------  the Funds. The Short-Term Bond Fund, U.S. Govern-
Short-Term Bond Fund         ment Income Fund, Municipal Bond Fund, California
--------------------------- Tax-Free Fund, Bond Fund, Growth & Income Fund and U.S. Government Income Fund Growth Fund (collectively, the "Non-Money Market --------------------------- Funds") offer two classes of shares--Class A Shares
Municipal Bond Fund          and Class B Shares. The Money Market Fund and Tax-
---------------------------  Free Money Market Fund (collectively, the "Money
California Tax-Free Fund     Market Funds") offer only one class of shares.
---------------------------    INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
Bond Fund                    INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.
---------------------------  THERE CAN BE NO ASSURANCE THAT EITHER OF THE MONEY
Growth & Income Fund         MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET
---------------------------  ASSET VALUE OF $1.00 PER SHARE. PLEASE READ THIS
Growth Fund                  PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT
---------------------------  FOR FUTURE REFERENCE.

                               A Statement of Additional Information dated
January 31, 1996 ("SAI") regarding the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SAI is available free upon request by calling The Griffin Funds at 1-800-676-4450.


  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, HOME SAVINGS OF AMERICA, FSB ("HOME SAVINGS"), SAV-INGS OF AMERICA OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
  GRIFFIN FINANCIAL INVESTMENT ADVISERS ("GRIFFIN ADVISERS") IS THE INVESTMENT ADVISER AND, TOGETHER WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS, FOR WHICH THEY ARE COMPENSATED. GRIFFIN FINANCIAL SERVICES ("GRIF-FIN FINANCIAL") IS THE SPONSOR AND DISTRIBUTOR FOR THE FUNDS. GRIFFIN ADVISERS AND GRIFFIN FINANCIAL ARE BOTH AFFILIATED WITH HOME SAVINGS AND SAVINGS OF AMERICA.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Key Fund Facts
 THE FUNDS IN BRIEF                                                3
 WHO MAY WANT TO INVEST                                            6
Fund Expenses
 FUND EXPENSES                                                     9
Financial Highlights
 FINANCIAL HIGHLIGHTS                                             16
Investment Policies and Procedures
 INVESTMENT POLICIES AND PROCEDURES                               20
Your Fund Account
 TYPES OF ACCOUNTS                                                29
  Different ways to set up an account.
 HOW TO PURCHASE SHARES                                           30
  Opening an account and making additional Fund purchases.
 HOW TO REDEEM SHARES                                             32
  Redeeming shares and closing your account.
 SHAREHOLDER SERVICES                                             35
 DIVIDENDS, CAPITAL GAINS AND TAXES                               38
Fund Account Policies
 TRANSACTION POLICIES                                             39
  Share price calculations and purchase and redemption policies.
 SALES LOAD REDUCTIONS AND WAIVERS                                42
 CONTINGENT DEFERRED SALES CHARGE                                 44
The Funds in Detail
 STRUCTURE                                                        46
  How the Funds are structured.
 SERVICE PROVIDERS                                                46
 SUMMARY OF FUND EXPENSES                                         48
  Fund operating costs and how they are calculated.
 PERFORMANCE                                                      50
 DESCRIPTION OF INVESTMENTS                                       52
 INVESTMENT LIMITATIONS                                           67

                                Key Fund Facts
THE FUNDS IN BRIEF
INVESTMENT OBJECTIVES AND POLICIES: The Money Market Fund, an open-end, diver-sified management investment company, seeks to provide investors with as high a level of current income as is consistent with the preservation of principal and liquidity.
  The Tax-Free Money Market Fund, an open-end, diversified management invest-ment company, seeks to provide investors with as high a level of current in-come, exempt from federal income taxes, as is consistent with a portfolio of high quality short-term municipal obligations selected on the basis of liquid-ity and stability of capital. As a matter of fundamental policy, under normal market conditions, the Tax-Free Money Market Fund will invest its assets so that at least 80% of its income distributions are exempt from federal income tax and the federal alternative minimum tax.
  The Money Market Funds may purchase only high-quality securities that Grif-fin Advisers believes present minimal risks. To be considered high quality, a security generally must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nation-ally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, be judged to be of equivalent quality by Griffin Advisers.
  The Money Market Fund and Tax-Free Money Market Fund must limit their in-vestments to securities with remaining maturities of 397 days or less and must maintain a dollar-weighted average maturity of 90 days or less. As with any mutual fund, there is no assurance that the Money Market Funds will achieve their respective goals. The ability of the Money Market Funds to achieve a high level of income is circumscribed by their investment exclusively in high quality, short-term instruments.
  The Short-Term Bond Fund, an open-end, diversified management investment company, seeks to provide investors with the highest level of current income consistent with minimal fluctuation of principal value and liquidity. Under normal market conditions, at least 65% of the Short-Term Bond Fund's total as-sets will be invested in bonds. The Fund's dollar-weighted average effective maturity will not exceed three years. The Fund also may invest in other types of securities, including bank obligations, mortgage-backed securities, collat-eralized mortgage obligations ("CMOs"), foreign securities, futures and op-tions.
  The U.S. Government Income Fund, an open-end, diversified management invest-ment company, seeks to provide investors with current income, while preserving capital. Under normal market conditions, at least 65% of the U.S. Government Income Fund's total assets are invested in U.S. Government Obligations. De-pending on market conditions, this Fund may invest in U.S. Government Obliga-tions of varying maturities, which may range up to 40 years.
  The Municipal Bond Fund, an open-end, diversified management investment com-pany, seeks to provide investors with a high level of income exempt from fed-eral income taxes, while preserving capital. It invests primarily in interme-diate to long-term investment grade municipal securities. As a matter of fun-damental policy, under normal market conditions, at least 80% of the Municipal Bond Fund's total assets will consist of securities the interest on which is exempt from federal income taxes and which is not subject to the federal alternative minimum tax.
  The California Tax-Free Fund, an open-end, non-diversified management in-vestment company, seeks to provide investors with a high level of income ex-empt from federal income taxes and California personal income taxes, while preserving capital. It invests primarily in intermediate to long-term, invest-ment grade California municipal securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the California Tax-Free Fund's total assets are invested in municipal securities that pay interest which is exempt from federal income taxes and which is not subject to the federal al-ternative minimum tax. In addition, under normal market conditions, at least 65% of the California Tax-Free Fund's total assets are invested in municipal securities that pay interest which is exempt from California personal income taxes.

  Because the California Tax-Free Fund "concentrates," i.e., invests at least 25% of its total assets, in securities issued by or on behalf of the State of California, its cities, municipalities and other public authorities, the Fund is particularly dependent on, and may be adversely affected by, general eco-nomic conditions in California. See "Special Factors Affecting the California Tax-Free Fund" in the SAI. From time to time the California Tax-Free Fund also may concentrate its investments in municipal securities that are related in a way that economic, business or political developments or changes affecting one such security would also affect the other securities, for example, municipal securities the interest on which is paid from revenues on similar projects. See "Special Factors Affecting the California Tax-Free Fund" in the SAI.
  The Bond Fund, an open-end, diversified management investment company, seeks to provide investors with as high a level of current income as is consistent with prudent investment management, preservation of capital and liquidity. It invests in a variety of debt securities. Under normal market conditions, at least 65% of this Fund's total assets are invested in bonds, as contrasted with debt instruments with shorter initial maturities.
  The Growth & Income Fund, an open-end, diversified management investment company, seeks to provide investors with capital growth and current income. The Growth & Income Fund seeks to achieve its objective by investing primarily in common stocks that offer potential for capital growth, current income or both. Under normal market conditions, at least 65% of the Growth & Income Fund's total assets is invested in such common stocks. The Fund may also pur-chase corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government se-curities, if Griffin Advisers determines that their purchase would help fur-ther the Fund's investment objective.
  The Growth Fund, an open-end, diversified management investment company, seeks to provide investors with long-term growth of capital. Under normal mar-ket conditions, at least 65% of the Growth Fund's total assets will be in-vested in the common stock of mid-cap companies considered to have above-aver-age growth potential. A mid-cap company is defined as one whose market capi-talization, at the time of purchase, falls within the capital-ization range of companies included in the S&P 400 Mid-Cap Index. The Fund also may invest in foreign securities, convertible securities and warrants, if Griffin Advisers determines that their purchase would be consistent with the Fund's investment objective and program.
  For more detailed information about the portfolio practices of the Funds, see "Investment Policies and Procedures" and "The Funds in Detail--Description of Investments" and "--Investment Limitations."
  An investment in a Fund is not insured against loss of principal. When prices of the securities that a Fund owns decline, so does the value of that Fund's shares. Therefore, investors should be prepared to accept some risk with the money they invest in a Fund. The Growth & Income Fund's and Growth Fund's portfolios are subject to credit and interest rate risks as well as eq-uity market risk (i.e., the possibility that common stock prices will fluctu-ate or decline over short or even extended periods). As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective.

MANAGEMENT: Subject to the general supervision of the Board of Directors of The Griffin Funds and in accordance with each Fund's investment policies, Griffin Advisers, as adviser, Payden & Rygel Investment Counsel ("Payden & Rygel"), as sub-adviser to the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Cali-fornia Tax-Free Fund, T. Rowe Price Associates, Inc. ("T. Rowe Price"), as sub-adviser to the Short-Term Bond Fund and Growth Fund, and The Boston Com-pany Asset Management, Inc. ("TBCAM"), as sub-adviser to the Bond Fund and Growth & Income Fund, manage investments for the Funds. Griffin Advisers, a subsidiary of Griffin Financial Services of America, which is a subsidiary of H.F. Ahmanson & Company, a savings and loan holding company, and an affiliate of Home Savings and Savings of America, is located at 5000 Rivergrade Road, Irwindale, CA 91706. Griffin Advisers, a California corporation, was organized on July 22, 1993.

  Payden & Rygel, which is located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, was established in 1983 and as of December 31, 1995 managed assets of approximately $20 billion.

  T. Rowe Price, which is located at 100 East Pratt Street, Baltimore, Mary-land 21202, was established in 1937 and, together with its affiliates, managed assets of approximately $70 billion as of December 31, 1995.

  TBCAM, which is located at One Boston Place, Boston, Massachusetts 02108, was established in 1970 and as of December 31, 1995 managed assets of approxi-mately $14 billion.

SPONSOR AND DISTRIBUTOR: Griffin Financial, a registered broker-dealer, is the sponsor and distributor of the Funds. In this capacity, Griffin Financial has the exclusive right to distribute shares of the Funds. Griffin Financial is a subsidiary of Griffin Financial Services of America, which is a subsidiary of H.F. Ahmanson & Company and an affiliate of Griffin Advisers, Home Savings and Savings of America.

ADMINISTRATOR: Griffin Financial Administrators ("Griffin Administrators") serves as the administrator of the Funds and provides various administrative and accounting services to the Funds. Investors Fiduciary Trust Company ("IFTC") provides certain sub-administrative services to the Funds.

HOW TO PURCHASE AND REDEEM SHARES: For a description of how to purchase and redeem shares, see "Your Fund Account--How to Purchase Shares," and "--How to Redeem Shares" in this prospectus.
  Customers of Griffin Financial may invest in the Money Market Funds or Class A Shares of the Non-Money Market Funds through a Griffin Financial Services Portfolio Builder Account ("Builder Account"). Investments through a Builder Account are governed by the terms and conditions of the Builder Account, which are set forth in a separate Portfolio Builder Account Client Agreement pro-vided by Griffin Financial to each Builder Account holder. In light of the discretionary asset allocation structure of investments through the Builder Account, certain of the features described in this Prospectus are not avail-able to investors purchasing shares of the Funds through a Builder Account. Specifically, shares of a Fund purchased through a Builder Account may be re-deemed only through the Builder Account, and the dividend and distribution op-tions and exchange privileges described in this Prospectus are not available with respect to shares purchased through a Builder Account. Potential Builder Account holders should refer to the Client Agreement for more information re-garding the Builder Account, including information about fees and expenses.

WHO MAY WANT TO INVEST
  The Money Market Fund is designed as a convenient vehicle for those invest-ors seeking to obtain the yields available from money market instruments while maintaining liquidity. The Money Market Fund makes it possible for investors to participate in a more diversified portfolio of money market instruments than the amount of their investments might otherwise permit.
  The Tax-Free Money Market Fund offers investors a convenient way to invest in a professionally managed portfolio of short-term municipal obligations. In-vestments in the Tax-Free Money Market Fund earn federally tax-exempt income while remaining liquid and diversified.
  Each Money Market Fund's ability to achieve its respective investment objec-tives depends on the successful implementation of its investment strategies. The Money Market Funds' policies are intended to help maintain a stable $1.00 share price; however, the value of the instruments which the Money Market Funds may purchase can change under certain circumstances, such as when inter-est rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are material, a Money Market Fund's share price could deviate (posi-tively or negatively) from $1.00. Securities with longer maturities generally are more susceptible to price changes, although they may provide higher yields.
  The Short-Term Bond Fund is designed for investors who are seeking higher income than money market funds or similar investment vehicles provide and who can accept moderate share-price fluctuations. The Short-Term Bond Fund should provide higher yields than are usually available from money market funds hav-ing more stable prices.
  The U.S. Government Income Fund is designed for investors seeking income and preservation of capital rather than capital growth. The U.S. Government Income Fund should provide higher yields than are usually available from shorter-term investments having more stable prices.

  The Municipal Bond Fund is designed for investors who are interested in re-ducing the effect of federal income taxes on their investment income. Such in-vestors may find that the Municipal Bond Fund produces higher after-tax re-turns than comparable taxable investments.
  The California Tax-Free Fund is designed for investors seeking income free from federal and California state personal income taxes.
  The Bond Fund is designed as an investment vehicle for the long-term invest-or. The Bond Fund seeks current income and does not seek the higher returns that lower-quality investments may provide. The Bond Fund, which focuses on longer-term bonds, is exposed to a higher level of interest rate risk than other funds that invest in shorter-term securities.
  The Bond Fund's investments may be affected by changes in the credit stand-ing of the issuers of its portfolio securities, and may decline in value if such an issuer's creditworthiness deteriorates. The Bond Fund invests primar-ily in investment grade securities. Investment grade securities are securities that are rated in the top four rating categories by one of the nationally rec-ognized rating services, and unrated securities determined by Griffin Advisers to be of equivalent quality. Securities rated in the lowest investment grade category (for example, those rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P")) possess specula-tive characteristics and are more likely to be affected by economic changes and changes in the financial conditions of issuers. Generally, investment grade debt securities involve less credit risk and lower yields than lower-rated debt securities.

  The Bond Fund is intended to provide higher yields than money market funds and many other fixed-price investments, but will not provide the same stabil-ity of principal as money market funds. The Bond Fund is designed for invest-ors who are seeking higher yields than those available from short-term invest-ment and who can tolerate a higher level of share price fluctuation.
  The Growth & Income Fund is designed for investors seeking a diversified portfolio offering the opportunity for capital growth while also providing current income.
  The Growth Fund is designed for investors seeking a diversified portfolio offering the opportunity for capital growth. Investments in mid-cap growth companies should offer greater potential for capital appreciation than investments in larger-capital-ization companies. However, investments in mid-cap growth companies generally entail greater risk and volatility than investing in larger, more established companies.

  None of the Funds on an individual basis constitutes a complete investment plan. Each Non-Money Market Fund's share price, yield and total return will fluctuate, and when you redeem your shares your investment may be worth more or less than your original cost. The equity securities held by the Growth & Income Fund and the Growth Fund are subject to equity market risk (i.e., the possibil-ity that common stock prices will decline over short or even extended periods). The value of debt securities held by the Non-Money Market Funds will tend to decrease when interest rates rise, and increase when interest rates fall. Shorter-term obligations generally offer greater stability. Longer-term bonds are more sensitive to interest rate changes but generally offer higher yields. In addition, debt securities that are not backed by the United States Govern-ment are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.
  When considering investing in a Fund, you should consider both the antici-pated level of income and the potential for share price volatility, as these two factors determine the total return of the Funds.
  An additional risk in investing in the Short-Term Bond Fund or the Growth Fund is that these Funds have no operating history. An additional risk of in-vesting in any of the Funds is the fact that Griffin Advisers has no previous experience in advising a mutual fund, although the Funds' sub-advisers have had prior advisory experience. See "The Funds In Detail--Service Providers."

                                 Fund Expenses

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Shareholder Transaction Expenses

-------------------------------------------------------------------
                                                           Tax-Free
                                                    Money  Money
                                                    Market Market
                                                    Fund   Fund
-------------------------------------------------------------------
Maximum sales load imposed on purchases              None    None
Maximum sales load imposed on reinvested dividends   None    None
Deferred sales load                                  None    None
Redemption fees                                      None    None
Exchange fees                                        None    None
-------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net assets)
-------------------------------------------------------------------
                                                           Tax-Free
                                                    Money  Money
                                                    Market Market
                                                    Fund   Fund
-------------------------------------------------------------------
Management fees (after waivers)*                    0.00%   0.00%
12b-1 fees                                          0.20%   0.20%
Other expenses (after waivers and reimbursements)*  0.40%   0.40%
Total Fund operating expenses (after waivers and
  reimbursements)*                                  0.60%   0.60%
-------------------------------------------------------------------

*Griffin Advisers and Griffin Administrators each has agreed to waive or reim-burse all or a portion of its respective fees in circumstances in which any Fund's expenses that are subject to limitations imposed under state securities laws and regulations exceed such limitations. See "Management Contracts" in the SAI with respect to state law limitations on expenses. In addition, Griffin Ad-visers and Griffin Administrators currently intend to voluntarily waive a por-tion of their respective fees and reimburse the Funds for certain expenses. The percentages shown above under "Management fees (after waivers)," "Other ex-penses (after waivers and reimbursements)" and "Total Fund operating expenses (after waivers and reimbursements)" are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Absent such voluntary waivers and reimbursements, these percentages are ex-pected to be 0.50%, 0.37% and 1.07%, respectively, for the Money Market Fund and 0.50%, 1.02% and 1.72%, respectively, for the Tax-Free Money Market Fund. There can be no assurance that the foregoing voluntary fee waivers and expense reimbursements will continue.

NON-MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Shareholder Transaction Expenses for Class A Shares

----------------------------------------------------------------------------------
                                U.S.
                         Short- Govern-
                         Term   Ment    Municipal California       Growth
                         Bond   Income  Bond      Tax-Free   Bond  & Income Growth
                         Fund   Fund    Fund      Fund       Fund  Fund     Fund
----------------------------------------------------------------------------------
Maximum sales load
  imposed on purchases:  3.50%   4.50%    4.50%     4.50%    4.50%  4.50%   4.50%
Maximum sales load
  imposed on reinvested
  dividends:              None    None     None      None     None   None    None
Deferred sales load:*     None    None     None      None     None   None    None
Redemption fees:          None    None     None      None     None   None    None
Exchange fees:            None    None     None      None     None   None    None
----------------------------------------------------------------------------------
Annual Fund Operating Expenses For Class A Shares
(as a percentage of average net assets)
----------------------------------------------------------------------------------
                                U.S.
                         Short- Govern-
                         Term   Ment    Municipal California       Growth
                         Bond   Income  Bond      Tax-Free   Bond  & Income Growth
                         Fund   Fund    Fund      Fund       Fund  Fund     Fund
----------------------------------------------------------------------------------
Management fees (after
  waivers)**             0.00%   0.00%    0.00%     0.00%    0.00%  0.10%   0.00%
12b-1 fees (including
  service fees)***       0.25%   0.25%    0.25%     0.25%    0.25%  0.25%   0.25%
Other expenses (after
  waivers and
  reimbursements)**      0.25%   0.35%    0.25%     0.25%    0.35%  0.45%   0.45%
Total Fund operating
  expenses (after
  waivers and
  reimbursements)**      0.50%   0.60%    0.50%     0.50%    0.60%  0.80%   0.70%
----------------------------------------------------------------------------------

*A contingent deferred sales charge of 1.00% is imposed on redemptions re-quested within one year of purchases of $1,000,000 or more.

**Griffin Advisers and Griffin Administrators each has agreed to waive or reim-burse all or a portion of its respective fees in circumstances in which any Fund's expenses that are subject to limitations imposed under state securities laws and regulations exceed such limitations. See "Management Contracts" in the SAI with respect to state law limitations on expenses. In addition, Griffin Ad-visers and Griffin Administrators currently intend to voluntarily waive a por-tion of their respective fees and reimburse the Funds for certain expenses. The percentages shown above under "Management fees (after waivers)," "Other ex-penses (after waivers and reimbursements)" and "Total Fund operating expenses (after waivers and reimbursements)" are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Absent such voluntary waivers and reimbursements these percentages are expected to be 0.50%, 1.02% and 1.77%, respectively, for the Short-Term Bond Fund; 0.50%, 0.56% and 1.31%, respectively, for the U.S. Government Income Fund; 0.50%, 1.23% and 1.98%, respectively, for the Municipal Bond Fund; 0.50%, 0.59% and 1.34%, respectively, for the California Tax-Free Fund; 0.50%, 0.79% and 1.54%, respectively, for the Bond Fund; 0.60%, 0.50% and 1.35%, respectively, for the Growth & Income Fund; and 0.60%, 0.91% and 1.76%, respectively, for the Growth Fund. There can be no assurance that the foregoing voluntary fee waivers and expense reimbursements will continue.
***See "Summary of Fund Expenses--Distribution and Service Fees." Long-term holders of Class A Shares could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charge applicable to mu-tual funds sold by members of the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
Shareholder Transaction Expenses for Class B Shares

-----------------------------------------------------------------------------------
                                 U.S.
                          Short- Govern-
                          Term   Ment    Municipal California       Growth
                          Bond   Income  Bond      Tax-Free   Bond  & Income Growth
                          Fund   Fund    Fund      Fund       Fund  Fund     Fund
-----------------------------------------------------------------------------------
Maximum sales load
  imposed on purchases:    None    None     None      None     None   None    None
Maximum sales load
  imposed on reinvested
  dividends:               None    None     None      None     None   None    None
Deferred sales load* (as
  a percentage of the
  lesser of net asset
  value at purchase or
  net asset value at
  redemption):
Redemption during year
  1:                      4.00%   5.00%    5.00%     5.00%    5.00%  5.00%   5.00%
Redemption during year
  2:                      3.00%   4.00%    4.00%     4.00%    4.00%  4.00%   4.00%
Redemption during year
  3:                      2.00%   3.00%    3.00%     3.00%    3.00%  3.00%   3.00%
Redemption during year
  4:                      1.00%   3.00%    3.00%     3.00%    3.00%  3.00%   3.00%
Redemption during year
  5:                      0.00%   2.00%    2.00%     2.00%    2.00%  2.00%   2.00%
Redemption during year
  6:                      0.00%   1.00%    1.00%     1.00%    1.00%  1.00%   1.00%
Redemption after year 6:  0.00%   0.00%    0.00%     0.00%    0.00%  0.00%   0.00%
Redemption Fees:           None    None     None      None     None   None    None
Exchange Fees:             None    None     None      None     None   None    None
-----------------------------------------------------------------------------------

*See "Contingent Deferred Sales Charge."

--------------------------------------------------------------------------------
Annual Fund Operating Expenses for Class B Shares
(as a percentage of average net assets)

--------------------------------------------------------------------------------
                              U.S.
                       Short- Govern-
                       Term   Ment    Municipal California       Growth
                       Bond   Income  Bond      Tax-Free   Bond  & Income Growth
                       Fund   Fund    Fund      Fund       Fund  Fund     Fund
--------------------------------------------------------------------------------
Management fees
  (after waivers)*     0.00%   0.00%    0.00%     0.00%    0.00%  0.10%   0.00%
12b-1 fees (including
  service fees)**      1.00%   1.00%    1.00%     1.00%    1.00%  1.00%   1.00%
Other expenses
  (after waivers and
  reimbursements)*     0.25%   0.35%    0.25%     0.25%    0.35%  0.45%   0.45%
Total Fund operating
  expenses (after
  waivers and
  reimbursements)*     1.25%   1.35%    1.25%     1.25%    1.35%  1.55%   1.45%
--------------------------------------------------------------------------------

*Griffin Advisers and Griffin Administrators each has agreed to waive or reim-burse all or a portion of its respective fees in circumstances in which any Fund's expenses that are subject to limitations imposed under state securities laws and regulations exceed such limitations. See "Management Contracts" in the SAI with respect to state law limitations on expenses. In addition, Griffin Ad-visers and Griffin Administrators currently intend to voluntarily waive a por-tion of their respective fees and reimburse the Funds for certain expenses. The percentages shown above under "Management fees (after waivers)," "Other ex-penses (after waivers and reimbursements)" and "Total Fund operating expenses (after waivers and reimbursements)" are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Absent such voluntary waivers and reimbursements these percentages are expected to be 0.50%, 1.02% and 2.52%, respectively, for the Short-Term Bond Fund; 0.50%, 0.56% and 2.06%, respectively, for the U.S. Government Income Fund; 0.50%, 1.23% and 2.73%, respectively, for the Municipal Bond Fund; 0.50%, 0.59% and 2.09%, respectively, for the California Tax-Free Fund; 0.50%, 0.79% and 2.29%, respectively, for the Bond Fund; 0.60%, 0.50% and 2.10%, respectively, for the Growth & Income Fund; and 0.60%, 0.91% and 2.51%, respectively, for the Growth Fund. There can be no assurance that the foregoing voluntary fee waivers and expense reimbursements will continue.
**See "Summary of Fund Expenses--Distribution and Service Fees." Long-term holders of Class B Shares could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charge applicable to mu-tual funds sold by members of the National Association of Securities Dealers, Inc.

EXAMPLE: Assume hypothetically that each Fund's annual return is 5% and that its operating expenses are as described in the above table for the periods shown below. For every $1,000 you invested, the following shows the amounts you would have paid in total expenses (including sales charge) after the number of years indicated:

-----------------------------------------------------
                              After After After After
                              One   Three Five  Ten
                              Year  Years Years Years
-----------------------------------------------------
Money-Market                   $ 6   $19   $34  $ 75
Tax-Free Money Market          $ 6   $19   $34  $ 75
Short-Term Bond Fund
Class A (1)                    $40   $51   $62  $ 96
Class B (2)
 Assuming no redemption        $13   $40   $69  $112
 Assuming full redemption (3)  $53   $60   $69  $112
U.S. Government Income Fund
Class A (4)                    $51   $63   $77  $117
Class B (2)
 Assuming no redemption        $14   $43   $74  $123
 Assuming full redemption (3)  $64   $73   $94  $123
Municipal Bond Fund
Class A (4)                    $50   $60   $72  $105
Class B (2)
 Assuming no redemption        $13   $40   $69  $112
 Assuming full redemption (3)  $63   $70   $89  $112
California Tax-Free Fund
Class A (4)                    $50   $60   $72  $105
Class B (2)
 Assuming no redemption        $13   $40   $69  $112
 Assuming full redemption (3)  $63   $70   $89  $112
-----------------------------------------------------

(1) Assumes deduction at the time of purchase of the maximum 3.50% initial sales charge.

(2) Ten year figures assume conversion of Class B Shares to Class A Shares at end of sixth year.

(3) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.

(4) Assumes deduction at the time of purchase of the maximum 4.50% initial sales charge.

-----------------------------------------------------
                              After After After After
                              One   Three Five  Ten
                              Year  Years Years Years
-----------------------------------------------------
Bond Fund
Class A (4)                   $ 51   $63  $ 77  $117
Class B (2)
 Assuming no redemption       $ 14   $43  $ 74  $123
 Assuming full redemption (3) $ 64   $73  $ 94  $123
Growth & Income Fund
Class A (4)                   $ 53   $69  $ 88  $140
Class B (2)
 Assuming no redemption       $ 16   $49  $ 85  $147
 Assuming full redemption (3) $ 66   $79  $105  $147
Growth Fund
Class A (4)                   $ 52   $66  $ 82  $128
Class B (2)
 Assuming no redemption       $ 15   $46  $ 80  $135
 Assuming full redemption (3) $ 65   $76  $100  $135
-----------------------------------------------------

(1) Assumes deduction at the time of purchase of the maximum 3.50% initial sales charge.

(2) Ten year figures assume conversion of Class B Shares to Class A Shares at end of sixth year.

(3) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.

(4) Assumes deduction at the time of purchase of the maximum 4.50% initial sales charge.

  THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The foregoing sets forth the basis on which payments are made. Operation of the Funds involves a variety of expenses for shareholder statements, tax re-porting, legal, accounting and other services. These costs are paid out of each Fund's assets.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                             Financial Highlights

  The following financial information relating to the Funds has been derived from the financial statements of The Griffin Funds. The financial statements of The Griffin Funds for the periods presented have been audited by KPMG Peat Marwick LLP, the independent auditor to The Griffin Funds.

-------------------------------------------------------------------------------
Financial Highlights

-------------------------------------------------------------------------------
                                                                 Tax-Free
                                           Money Market        Money Market
                                        =================== ===================
                                        Year     Period     Year     Period
                                        Ended    Ended      Ended    Ended
                                        9/30/95  9/30/94(A) 9/30/95  9/30/94(A)
-------------------------------------------------------------------------------
Net asset value--beginning of period      $1.00     $1.00    $1.00      $1.00
                                        -------   -------   ------    -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
 Net investment income                     0.05      0.03     0.03       0.02
 Net realized and unrealized gain
  (loss) on investments                    0.00      0.00     0.00       0.00
                                        -------   -------   ------    -------
  Total from investment operations         0.05      0.03     0.03       0.02
                                        -------   -------   ------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income     (0.05)    (0.03)   (0.03)     (0.02)
 Distributions from net realized gain
  (loss)                                   0.00      0.00     0.00       0.00
                                        -------   -------   ------    -------
  Total distributions                     (0.05)    (0.03)   (0.03)     (0.02)
                                        -------   -------   ------    -------
Net increase (decrease) in net asset
 value                                     0.00      0.00     0.00       0.00
                                        -------   -------   ------    -------
Net asset value--end of period            $1.00     $1.00    $1.00      $1.00
                                        =======   =======   ======    =======
Total return (not annualized)(d)           5.52%     3.36%    3.44%      2.22%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)        $79,964   $49,988   $8,621    $10,633
 Ratios to average net assets
  (annualized):
 Ratio of expenses to average net
  assets (i)                               0.42%     0.15%    0.44%      0.17%
 Ratio of net investment income to
  average net assets (ii)                  5.40%     4.25%    3.39%      2.56%
  (i) Ratio of expenses to average net
      assets prior to waivers and
      reimbursements (g)                   1.29%     1.64%    1.90%      2.28%
  (ii) Ratio of net investment income
       to average net assets prior to
       waivers and reimbursements (g)      4.53%     2.76%    1.92%      0.45%
 Portfolio Turnover Rate                    N/A       N/A      N/A        N/A
-------------------------------------------------------------------------------

(a)The fund commenced operations on October 19, 1993.
(b)The fund commenced operations on June 12, 1995.
(c)Class B shares were not offered until November 1, 1994.
(d) Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
(e) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when The Boston Company Asset Management, Inc. assumed management responsibilities.
(f) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when Payden & Rygel Investment Counsel assumed management responsibilities.

(g) Ratio reflects fees reduced in connection with Custodial Earnings Credits only for periods ended September 30, 1995.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
     Short-Term
        Bond              U.S. Government Income                      Bond
====================== =============================== ===================================
Class A     Class B         Class A         Class B           Class A        Class B
----------  ---------- -------------------  ---------- --------------------- -------------
Period      Period     Year     Period      Period     Year       Period     Period
Ended       Ended      Ended    Ended       Ended      Ended      Ended      Ended
9/30/95(B)  9/30/95(B) 9/30/95  9/30/94(A)  9/30/95(C) 9/30/95(E) 9/30/94(A) 9/30/95(C)(E)
------------------------------------------------------------------------------------------
  $10.00      $10.00     $8.77     $9.50       $8.67      $8.47      $9.50       $8.36
  ------      ------   -------   -------      ------    -------     ------      ------
    0.18        0.20      0.63      0.56        0.52       0.58       0.52        0.49
    0.05        0.05      0.47     (0.73)       0.58       0.52      (1.03)       0.62
  ------      ------   -------   -------      ------    -------     ------      ------
    0.23        0.25      1.10     (0.17)       1.10       1.10      (0.51)       1.11
  ------      ------   -------   -------      ------    -------     ------      ------
   (0.18)      (0.20)    (0.63)    (0.56)      (0.52)     (0.58)     (0.52)      (0.49)
    0.00        0.00      0.00      0.00        0.00       0.00       0.00        0.00
  ------      ------   -------   -------      ------    -------     ------      ------
   (0.18)      (0.20)    (0.63)    (0.56)      (0.52)     (0.58)     (0.52)      (0.49)
  ------      ------   -------   -------      ------    -------     ------      ------
    0.05        0.05      0.47     (0.73)       0.58       0.52      (1.03)       0.62
  ------      ------   -------   -------      ------    -------     ------      ------
  $10.05      $10.05     $9.24     $8.77       $9.25      $8.99      $8.47       $8.98
  ======      ======   =======   =======      ======    =======     ======      ======
    2.32%       2.51%    13.00%    (1.83)%     13.08%     13.53%     (5.49)%     13.58%
  $3,582         $13   $29,308   $19,158      $1,564    $12,022     $7,539        $150
    0.00%       0.00%     0.21%     0.09%       0.79%      0.21%      0.09%       0.78%
    5.91%       5.54%     6.93%     6.24%       5.71%      6.69%      6.29%       5.56%
    2.76%       3.33%     1.63%     1.83%       3.19%      2.20%      2.55%       4.00%
    3.15%       2.21%     5.51%     4.49%       3.31%      4.70%      3.83%       2.34%
    1.05%       1.05%    46.96%    28.20%      46.96%    327.31%     26.14%     327.31%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights (cont.)

-------------------------------------------------------------------------------
                                                      Municipal Bond
                                            ===================================
                                                   Class A        Class B
                                            --------------------- -------------
                                            Year       Period     Period
                                            Ended      Ended      Ended
                                            9/30/95(F) 9/30/94(A) 9/30/95(C)(F)
-------------------------------------------------------------------------------
Net asset value--beginning of period           $8.60      $9.50       $8.31
                                              ------     ------       -----
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                          0.47       0.42        0.38
 Net realized and unrealized gain (loss)
  on investments                                0.38      (0.90)       0.67
                                              ------     ------       -----
  Total from investment operations              0.85      (0.48)       1.05
                                              ------     ------       -----
LESS DISTRIBUTIONS:
 Dividends from net investment income          (0.47)     (0.42)      (0.38)
 Distributions from net realized gain
  (loss)                                        0.00       0.00        0.00
                                              ------     ------       -----
  Total distributions                          (0.47)     (0.42)      (0.38)
                                              ------     ------       -----
Net increase (decrease) in net asset value      0.38      (0.90)       0.67
                                              ------     ------       -----
Net asset value--end of period                 $8.98      $8.60       $8.98
                                              ======     ======       =====
Total return (not annualized)(d)               10.18%     (5.15)%     12.86%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)              $5,512     $2,610         $56
 Ratios to average net assets
  (annualized):
 Ratio of expenses to average net assets
  (i)                                           0.40%      0.25%       0.90%
 Ratio of net investment income to average
  net assets (ii)                               5.26%      5.03%       4.26%
  (i) Ratio of expenses to average net
      assets prior to waivers and
      reimbursements (g)                        3.30%      3.99%       5.56%
  (ii) Ratio of net investment income to
       average net assets prior to waivers
       and reimbursements (g)                   2.36%      1.29%      (0.40)%
 Portfolio Turnover Rate                       81.90%     81.42%      81.90%
-------------------------------------------------------------------------------

(Footnotes to "Financial Highlights" appear on page 16)

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
     California Tax-Free                  Growth & Income                  Growth
=============================== =================================== =====================
     Class A         Class B           Class A        Class B       Class A    Class B
-------------------  ---------- --------------------- ------------- ---------- ----------
Year     Period      Period     Year       Period     Period        Period     Period
Ended    Ended       Ended      Ended      Ended      Ended         Ended      Ended
9/30/95  9/30/94(A)  9/30/95(C) 9/30/95(E) 9/30/94(A) 9/30/95(C)(E) 9/30/95(B) 9/30/95(B)
-----------------------------------------------------------------------------------------
  $7.59     $8.50      $7.35      $11.14     $11.00      $11.30       $10.00     $10.00
-------   -------      -----     -------    -------      ------       ------     ------
   0.41      0.36       0.34        0.27       0.23        0.23         0.03       0.03
   0.33     (0.91)      0.57        3.22       0.13        3.05         1.63       1.62
-------   -------      -----     -------    -------      ------       ------     ------
   0.74     (0.55)      0.91        3.49       0.36        3.28         1.66       1.65
-------   -------      -----     -------    -------      ------       ------     ------
  (0.41)    (0.36)     (0.34)      (0.27)     (0.22)      (0.23)        0.00       0.00
   0.00      0.00       0.00       (0.06)      0.00       (0.06)        0.00       0.00
-------   -------      -----     -------    -------      ------       ------     ------
  (0.41)    (0.36)     (0.34)      (0.33)     (0.22)      (0.29)        0.00       0.00
-------   -------      -----     -------    -------      ------       ------     ------
   0.33     (0.91)      0.57        3.16       0.14        2.99         1.66       1.65
-------   -------      -----     -------    -------      ------       ------     ------
  $7.92     $7.59      $7.92      $14.30     $11.14      $14.29       $11.66     $11.65
=======   =======      =====     =======    =======      ======       ======     ======
  10.13%    (6.56)%    12.60%      31.93%      3.29%      29.53%       16.60%     16.50%
$19,292   $13,815       $966     $38,483    $14,174      $2,887       $4,187       $149
   0.32%     0.25%      0.84%       0.43%      0.25%       1.01%        0.00%      0.00%
   5.36%     4.70%      4.47%       2.30%      2.81%       1.64%        1.20%      1.07%
   1.65%     2.01%      2.97%       1.80%      2.17%       2.92%        3.46%      3.85%
   4.03%     2.94%      2.35%       0.93%      0.89%      (0.27)%      (2.26)%    (2.78)%
  86.69%    73.88%     86.69%      92.01%     13.90%      92.01%        0.06%      0.06%
-----------------------------------------------------------------------------------------

                       Investment Policies and Procedures

  The MONEY MARKET FUND invests in high quality U.S. dollar-denominated money market instruments, including (i) bank obligations, consisting of certificates of deposit and bankers' acceptances of U.S. and foreign banks; (ii) commercial paper; (iii) U.S. Government obligations; and (iv) other debt obligations, con-sisting of municipal obligations, corporate bonds, asset-backed securities and securities issued by special purpose entities. The Money Market Fund also may engage in repurchase and reverse repurchase transactions. In addition, the Fund may buy or sell securities on a when-issued or delayed-delivery basis and may purchase restricted and illiquid instruments.
  The Fund will concentrate (i.e. invest more than 25% of its total assets) in the financial services industry. Because the Fund concentrates its investments in the financial services industry, its performance may be affected by condi-tions affecting banks and other financial services companies. See "The Funds in Detail--Investment Limitations."
  The TAX-FREE MONEY MARKET FUND invests in high quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. These include municipal obligations issued by states or their counties, munici-palities, authorities or other political subdivisions, and municipal obliga-tions issued by territories or possessions of the U.S. such as Puerto Rico.
  As a matter of fundamental policy, under normal market conditions, the Fund will invest its assets so that at least 80% of its income distributions are ex-empt from federal income tax and the federal alternative minimum tax.

  The Tax-Free Money Market Fund invests in high quality, short-term municipal securities but it may also invest in high quality, long-term fixed, variable or floating rate municipal instruments (including tender option bonds) and munici-pal instruments with demand features and standby commitments whose features give them interest rates, maturities and prices similar to short-term instru-ments. See "Additional Securities and Investment Practices Shared by Certain Funds--Variable or Floating Rate Demand Obligations," and "Additional Securi-ties and Investment Practices of the Tax-Free Money Market Fund Only--Standby Commitments" in the SAI. Generally, the Fund's investments in municipal securi-ties will consist of tax, revenue or bond anticipation notes; tax-exempt com-mercial paper, general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. The Fund may buy or sell securities on a when-issued or delayed-delivery basis, and may pur-chase restricted securities and illiquid instruments.
  The Tax-Free Money Market Fund may temporarily change its investment focus for defensive purposes. During periods when, in Griffin Advisers' opinion, a temporary defensive posture in the market is appropriate, the Fund may hold cash that is not earning interest or invest in obligations whose interest may be federally taxable. Under such circumstances, the Fund may temporarily invest so that less than 80% of its income distributions are federally tax-free. Fed-erally taxable obligations consist of obligations issued by the U.S. Government or any of its agencies or instrumentalities, high-quality commercial paper, certificates of deposit and repurchase agreements.

  Pursuant to procedures adopted by the Board of Directors, the Money Market Funds may purchase only high-quality securities that Griffin Advisers believes present minimal credit risks. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, must be judged to be of equivalent quality by Griffin Advisers. For more infor-mation concerning the instruments in which the Money Market Funds may invest, see "The Funds in Detail--Description of Investments."
  The SHORT-TERM BOND FUND invests primarily in short- and intermediate-term corporate and government bonds and mortgage-related debt securities. Under nor-mal market conditions, the Short-Term Bond Fund will invest at least 65% of its total assets in bonds. The Short-Term Bond Fund utilizes a systematic invest-ment approach and will maintain an average dollar-weighted effective maturity of three years or less. The Short-Term Bond Fund will not purchase any security whose effective maturity, average life or tender date measured from the date of settlement exceeds seven years. Securities purchased by the Fund will be rated investment grade by a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality as determined by Griffin Advisers. Securities with the lowest investment grade rating (e.g., rated BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.) have specula-tive characteristics and changes in economic conditions are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

  In addition to debt securities issued by corporate and government issuers, the Short-Term Bond Fund may invest in a variety of mortgage-backed securities, including securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). In addition, the Short-Term Bond Fund may invest in bank obligations, CMOs, and dollar-denominated foreign securi-ties. The Short-Term Bond Fund may purchase securities on a when-issued or de-layed delivery basis and may purchase restricted and illiquid securities. Fur-thermore, the Short-Term Bond Fund may engage in repurchase and reverse repur-chase transactions, may loan its portfolio securities and may purchase securi-ties issued by other investment companies, consistent with the Short-Term Bond Fund's investment objectives and policies.
  The annual portfolio turnover rate is not a factor in the management of the Short-Term Bond Fund; however, it is not expected to exceed 100% in any year.
  The U.S. GOVERNMENT INCOME FUND invests primarily in a portfolio consisting of intermediate and long-term U.S. Government Obligations, including U.S. Trea-sury bonds, notes and bills and other bonds and obligations issued or guaran-teed by the U.S. Government, government-sponsored enterprises or federal agen-cies such as the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage As-sociation ("FNMA"). Under normal market conditions, at least 65% of the value of the U.S. Government Income Fund's total assets will be invested in U.S. Gov-ernment Obligations. U.S. Government Obligations have a low default risk because they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and rela-tively low purchase and sale transaction costs. With respect to U.S. Government Obligations supported only by the credit of the issuing agency, there is no guarantee that the U.S. Government will provide support to such agencies.

  The U.S. Government Income Fund may temporarily invest some of its assets in cash reserves or certain high-quality, money market instruments or may engage in other investment activities. Such temporary investments would more likely be made by Griffin Advisers when there is an unexpected or abnormal level of in-vestor purchases or redemptions of U.S. Government Income Fund shares or be-cause of unusual market conditions. Permitted investments and investment activ-ities consist of variable or floating rate or inverse floating rate instru-ments, asset backed securities, mortgage backed securities and custodial re-ceipts, zero coupon bonds, STRIPS, certificates of deposit, commercial paper, repurchase agreements, dollar-denominated foreign securities and loans of port-folio securities. The U.S. Government Income Fund may buy and sell securities on a when-issued or delayed delivery basis and may purchase restricted and il-liquid securities. The U.S. Government Income Fund also may buy and sell op-tions and futures contracts to generate income for the Fund and for hedging purposes. Sales of options contracts will be limited to covered options. See "Investment Limitations" in the SAI.
  The U.S. Government Income Fund may invest in obligations of any maturity. The annual portfolio turnover rate generally is not a factor in the management of the U.S. Government Income Fund; however, it is not expected to exceed 300%. A high portfolio turnover rate should not result in the U.S. Government Income Fund paying substantially more in brokerage commissions since most transactions in U.S. Government securities are effected on a principal basis; such securi-ties, however, are subject to a mark-up.
  The MUNICIPAL BOND FUND invests primarily in intermediate to long-term in-vestment grade municipal securities that are rated at the date of purchase in the top four rating groups by one of the nationally recognized statistical rat-ing organizations, such as obligations rated AAA/Aaa, AA/Aa, A/A and BBB/Baa by S&P or Moody's, respectively. The Municipal Bond Fund also may invest in unrated municipal securities that are determined by Griffin Advisers to be of comparable quality. Under normal market conditions, at least 65% of the Munici-pal Bond Fund's total assets are invested in investment grade municipal securi-ties. Securities with the lowest investment grade rating have speculative char-acteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.
  These rating limitations apply at the time of acquisition of a security based on the last previous determination of NAV. Any subsequent change in any rating by a rating service will not require elimination of any security from the port-folio of the Fund.
  As a matter of fundamental policy, at least 80% of the Municipal Bond Fund's total assets are invested (under normal market conditions) in municipal securi-ties that pay interest which is exempt from federal income taxes and which is not subject to the federal alternative minimum tax. Griffin Advisers will, under normal market condi-tions, invest substantially all of the Municipal Bond Fund's assets in the following types of municipal securities: fixed, variable or floating rate gen-eral obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, reve-nue or bond anticipation notes; and tax-exempt commercial paper. The Municipal Bond Fund has no restriction on portfolio maturity, but the dollar-weighted average of the portfolio is expected to be greater than 15 years. The Munici-pal Bond Fund may buy or sell securities on a when-issued or delayed delivery basis, and may purchase restricted and illiquid securities. The Municipal Bond Fund may also buy and sell options and futures contracts. See "Investment Lim-itations" in the SAI.
  The Municipal Bond Fund may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may en-gage in other investment activities. Permitted taxable investments and invest-ment activities consist of U.S. Government Obligations, STRIPS, certificates of deposit, commercial paper, taxable municipal securities, repurchase agree-ments and loans of portfolio securities. Such temporary investments would most likely be made by Griffin Advisers when there is an unexpected or abnormal level of investor purchases or redemptions of Municipal Bond Fund shares or because of unusual market conditions. The income from these temporary invest-ments and investment activities would be subject to federal income taxes.
  The Municipal Bond Fund may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. The Municipal Bond Fund may also invest 25% or more of its total assets in municipal securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, healthcare, housing, transportation, or water, sewer and gas utili-ties. There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affect-ing a single issuer, industry or type of project could have a significant ef-fect on the Municipal Bond Fund's performance.
  The annual portfolio turnover rate is not a factor in the management of the Municipal Bond Fund; however, it is not expected to exceed 300% in any year. A high portfolio turnover rate should not result in the Municipal Bond Fund's paying substantially more brokerage commissions, since most transactions in municipal securities are effected on a principal basis; such securities, how-ever, are subject to a mark-up.
  The CALIFORNIA TAX-FREE FUND invests primarily in intermediate to long-term, investment grade California municipal securities that are rated at the date of purchase in the top four rating categories by a nationally recognized statis-tical rating organization, such as obligations rated AAA/Aaa, AA/Aa, A/A and BBB/Baa by S&P or Moody's respectively. The California Tax-Free Fund also may invest in unrated municipal securities that are determined by Griffin Advisers to be of comparable quality. Securities with the lowest investment grade rat-ing have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obli-gations.

  As a matter of fundamental policy, at least 80% of the California Tax-Free Fund's total assets are invested (under normal market conditions) in municipal securities that pay interest which is exempt from federal income taxes and which is not subject to the federal alternative minimum tax. In addition, under normal market conditions, at least 65% of the California Tax-Free Fund's total assets are invested in municipal securities that pay interest which is exempt from California personal income taxes. The California Tax-Free Fund may invest 25% or more of its assets in California municipal securities that are related in such a way that an economic, business or political development or change af-fecting one such security would also affect the other securities, for example, municipal securities the interest on which is paid from revenues of similar projects. See "Investment Limitations--Special Factors Affecting the California Tax-Free Fund" in the SAI.

  Because the California Tax-Free Fund invests primarily in securities issued by entities located within the State, the Fund is more susceptible to changes in value due to political or economic changes affecting the State of California or its subdivisions. For additional information, see "Investment Limitations-- Special Factors Affecting the California Tax-Free Fund."
  Griffin Advisers will, under normal market conditions, invest substantially all of the California Tax-Free Fund's assets in the following types of munici-pal securities: fixed, variable or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, revenue or bond anticipation notes; and tax-exempt commercial paper issued by or on behalf of the State of Califor-nia, its cities, municipalities, political subdivisions and other public au-thorities. The California Tax-Free Fund may buy or sell securities on a when-issued or delayed delivery basis, and may purchase restricted and illiquid se-curities. The California Tax-Free Fund may also buy and sell options and futures contracts.
  The California Tax-Free Fund may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities. Permitted taxable investments and in-vestment activities consist of U.S. Government Obligations, certificates of de-posit, STRIPS, commercial paper, taxable municipal securities, repurchase agreements, interest rate swaps, interest rate caps and floors, and loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of California Tax-Free Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities would be sub-ject to federal income taxes and California personal income taxes.
  The California Tax-Free Fund is classified as a non-diversified company under the Investment Company Act of 1940 and as such is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. Howev-er, the Fund intends to conduct its operations to qualify as a "regulated in-vestment company" under Subchapter M of the Internal Revenue Code. In order to qualify, among other requirements, the Fund will limit its investments so that
(i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer within a single State, and

(ii) with respect to 50% of the market value of its total assets, not more than 5% of the value of its total assets will be invested in the securities of a single issuer within a single State, and (iii) the Fund will not own more than 10% of the outstanding voting securities of a single issuer (since the securi-ties ordinarily purchased by the Fund are nonvoting securities, there is typi-cally no limit on the percentage of an issuer's obligations that the Fund may own).
  The annual portfolio turnover rate is not a factor in the management of the California Tax-Free Fund; however, it is not expected to exceed 300% in any year. A high portfolio turnover rate should not result in the California Tax-Free Fund paying substantially more brokerage commissions, since most transac-tions in municipal securities are effected on a principal basis; such securi-ties, however, are subject to a mark-up.
  The BOND FUND invests in corporate debt securities which are debt obligations of all types issued by U.S. or foreign corporations, banks or other business organizations. These consist of bonds, notes, commercial paper, certificates of deposit, convertible bonds, asset-backed securities, zero coupon bonds and other types of fixed-income instruments with fixed or floating interest rates. Non-corporate debt instruments are issued by U.S. or foreign governments or government agencies, and include U.S. Government Obligations, mortgage-backed securities, including collateralized mortgage obligations, and money market in-struments such as repurchase agreements. The Bond Fund may also buy and sell options and futures contracts.
  Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in bonds, and at least 65% of its total assets will be in-vested in debt securities that are rated in the top four rating categories by a nationally recognized statistical rating organization or are unrated but are determined by Griffin Advisers to be of comparable quality. Securities with the lowest investment grade rating have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weak-ened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Bond Fund does not currently intend to pur-chase debt securities below investment grade quality. The Bond Fund may pur-chase instruments issued or guaranteed by foreign governments or governmental entities of any credit quality. In general, investment grade debt securities involve less credit risk and lower yields than lower-rated debt securities.
  The Bond Fund has no specific limitations on the maturity of its investments, but generally expects to focus on longer-term bonds. The Bond Fund may make substantial temporary investments in short-term securities and money market in-struments for defensive purposes when, in Griffin Advisers' judgment, market conditions warrant.
  In managing the Bond Fund's investments, Griffin Advisers takes into account a variety of factors, including the outlook for interest rates, credit condi-tions and relative yields and returns for various types of fixed-income instru-ments. The Bond Fund is not limited to U.S. securities, and may invest with a global perspective if Griffin Advisers believes foreign securities offer at-tractive returns. The Fund may invest up to 25% of its total assets in dollar-denominated securities of foreign issuers located in developed and developing countries. Investments in foreign securities involve certain risks that are not typically associated with investments in domestic securities. See "The Funds in Detail--Description of Investments--Foreign Securities. " Griffin Advisers has broad flexibility to vary the Bond Fund's exposure to securities with different maturities, yields, credit quality and other characteristics based on its judg-ment on how to best seek the Bond Fund's objective. The Bond Fund may also con-
sider the potential for capital appreciation when selecting investments.   To
manage its investment exposure, the Bond Fund may invest in options, futures contracts and other investments linked to security prices, interest rates or other financial indicators. See "The Funds in Detail--Description of Invest-ments--Futures Contracts and Related Options." More detailed information about these securities is contained in the SAI. These contracts will be used only as a hedge against interest rate and securities price changes. Some of the Bond Fund's investments may have returns linked to commodity prices, which may help manage the impact of inflation on the Fund's portfolio. For information on the securities mentioned above and other investments the Fund may make, including STRIPS, when-issued securities or delayed delivery transactions, illiquid in-vestments, restricted securities and securities loans, see "The Funds in De-tail--Description of Investments" and the SAI.

  The annual portfolio turnover rate generally is not a factor in the manage-ment of the Bond Fund; however, it is not expected to exceed 300%. A high port-folio turnover rate should not result in higher brokerage costs for the Bond Fund, since most transactions in debt securities are effected on a principal basis; such securities, however, are subject to a mark-up.

  The GROWTH & INCOME FUND invests primarily in common stocks that offer the potential for capital growth, current income or both. Under normal market con-ditions, at least 65% of the Fund's total assets is invested in common stocks. Emphasis is placed on common stocks which are trading at low valuation levels relative to their fundamentals such as price-to-current earnings either rela-tive to the market or to the security's historic price-to-earnings relation-ship, in common stocks which are trading at low prices in relation to their prospects for long term growth in dividends and earnings, and in common stocks of issuers that have historically paid above-average or growing dividends. The Growth & Income Fund invests in common stocks so as to diversify its invest-ments among companies and prevent concentration among industries.
  The Growth & Income Fund also may purchase corporate bonds, notes and deben-tures, asset backed securities, preferred stocks, convertible securities (both debt securities and preferred stocks) and U.S. Government securities if Griffin Advisers determines that their purchase would help achieve the Growth & Income Fund's investment objective. The Growth & Income Fund may invest up to 25% of its assets in corporate bonds and notes of investment grade quality (i.e. that are rated in one of the top four rating categories by a nationally recognized statistical rating organization or, if unrated, are determined by Griffin Ad-visers to be of equivalent quality). Securities with the lowest investment grade rating have speculative characteristics and changes in economic condi-tions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Growth & In-come Fund also may hold a portion of its assets in cash and money market in-struments.

  The Growth & Income Fund may engage in repurchase and reverse repurchase transactions. In addition, the Growth & Income Fund may purchase futures con-tracts and options on futures contracts, and may purchase or write options on securities. The Growth & Income Fund may invest in dollar-denominated foreign securities, although it does intend to invest more than 10% of its total assets in such securities. For more information regarding the Growth & Income Fund's permissible investments, see "The Fund in Detail--Description of Investments."

  At times, Griffin Advisers may judge that conditions in the securities mar-kets make pursuing the Growth & Income Fund's basic investment strategy incon-sistent with the best interests of the Growth & Income Fund's shareholders. At such times, Griffin Advisers may temporarily use alternative strategies, pri-marily designed to reduce fluctuations in the value of the Growth & Income Fund's assets.
  In implementing these "defensive" strategies, the Growth & Income Fund may invest without limit in high quality debt securities or preferred stocks, or invest in other securities that Griffin Advisers considers consistent with such defensive strategies. When the Growth & Income Fund is in a temporary defensive position, it may not be pursuing its investment objective. It is impossible to predict when, or for how long, the Growth & Income Fund will pursue these al-ternative strategies.
  The annual portfolio turnover rate generally is not a factor in the manage-ment of the Growth & Income Fund; however, it is not expected to exceed 300%. A high portfolio turnover rate may result in higher brokerage costs for the Fund.
  The GROWTH FUND invests primarily in the common stocks of mid-cap companies that offer above-average growth potential. Under normal market conditions, the Growth Fund will invest at least 65% of its total assets in the common stocks of mid-cap companies that are considered to offer the potential for above-aver-age growth. The Growth Fund utilizes a systematic investment approach and seeks to invest in mid-cap companies that (i) offer proven products or services, (ii) have a historical record of earnings growth that is above average, (iii) demon-strate the potential to sustain earnings growth, (iv) operate in industries ex-periencing increasing demand, and/or (v) are believed to be reasonably valued in the market.
  Mid-cap growth companies are often still in the early, more dynamic phase of a company's life cycle, but have enough corporate history that they are no longer considered new or emerging. They are usually mature enough to have es-tablished organizational structures and the depth of management needed to ex-pand their operations. In addition, these companies generally have sufficient financial resources and access to capital to finance any future growth.
  While investing in mid-cap growth companies generally entails greater risk and volatility than investing in larger, more-established companies, mid-cap companies are expected to offer the potential for more rapid growth. They also may offer greater potential for capital appreciation because of their higher growth rates. In addition, the stocks of mid-cap companies are less actively followed by securities ana-lysts and may, therefore, at times be undervalued by the market in general.

  In addition to common stocks, the Growth Fund may invest in preferred stocks, dollar-denominated foreign securities, convertible securities and futures and options. The Growth Fund may invest up to 25% of its total assets in dollar-denominated foreign securities. The Growth Fund may purchase securi-ties on a when-issued or delayed delivery basis, may loan its portfolio secu-rities and may invest in securities issued by other investment companies, con-sistent with the Growth Fund's investment objective and policies. Furthermore, the Growth Fund may invest in restricted and illiquid securities. The Growth Fund also may hold a portion of its assets in cash and money market instru-ments.
  At times, Griffin Advisers may judge that conditions in the securities mar-kets make pursuing the Growth Fund's basic investment strategy inconsistent with the best interests of the Growth Fund's shareholders. At such times, Griffin Advisers may temporarily use alternative strategies, primarily de-signed to reduce fluctuations in the value of the Growth Fund's assets.
  In implementing these "defensive" strategies, the Growth Fund may invest without limit in high quality debt securities or preferred stocks, or invest in other securities that Griffin Advisers considers consistent with such de-fensive strategies. When the Growth Fund is in a temporary defensive position, it may not be pursuing its investment objective. It is impossible to predict when, or for how long, the Fund will pursue these alternative strategies.
  The annual portfolio turnover rate generally is not a factor in the manage-ment of the Fund; however, it is not expected to exceed 100%.

                               Your Fund Account
TYPES OF ACCOUNTS
You may set up an account directly in any of the Funds. The various types of accounts that can be established with The Griffin Funds are described below.
  Remember: The account guidelines may not apply to certain retirement ac-counts. If your employer offers any of the Funds through a retirement program, contact your employer for more information. Otherwise, call The Griffin Funds directly, or contact your Griffin Financial Representative.

INDIVIDUAL OR JOINT TENANTS. Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT. Retirement plans can help individuals to "shelter" investment in-come and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applica-tions and typically have lower minimums. The following summarizes the general attributes of tax laws common to retirement programs. You should consult your tax adviser for more specific information.

 .   Individual Retirement Accounts (IRAs) allow individuals who are not active participants (and who do not have a spouse who is an active participant)
    in certain types of retirement plans and who are under age 70 1/2 with earned income to make deductible contributions to an IRA subject to cer-tain dollar limitations.
 .   Rollover IRAs offer special tax advantages for certain distributions from employer-sponsored retirement plans.
 .   Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees)
    to make tax deductible contributions for themselves and any eligible em-ployees up to $30,000 per year.
 .   Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh plan, together with fewer adminis-trative requirements.
 .   403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organiza-tions.

 .   401(k) Programs allow employees of a company which has established such a program to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
The Tax-Free Money Market, the Municipal Bond Fund and the California Tax-Free Fund probably are not appropriate investments for tax-exempt institutions or tax-sheltered retirement accounts, since such investors would receive no bene-fit from the tax-exempt status of any of these Funds' dividends.

GIFTS OR TRANSFER TO MINORS (UGMA, UTMA). These custodial accounts enable a donor to give or otherwise transfer money to a child and to obtain certain tax benefits. A donor can give up to $10,000 a year per child without having such contributions be subject to federal gift tax. Depending on applicable state laws, a custodial account can be established under either the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST. The trust must be established before an account can be opened. You may have to provide additional materials or sign additional documents.
BUSINESS OR ORGANIZATION. For investment needs of corporations, associations, partnerships, institutions or other organizations. Ask your Griffin Financial Representative.

HOW TO PURCHASE SHARES

If you are a new investor in the Funds, you may open your account in person or by wire as described on page 31. You also may complete and sign an account ap-plication and mail it together with your check. If you need an application, call 1-800-676-4450 or contact your Griffin Financial Representative.
  If you are already an investor in any Fund, you can make further investments in one of the Funds:
 .   In person,
 .   By mailing in an application with a check, or
 .   By exchanging from another Fund, subject to the limitations described in the other Fund's prospectus.
  You can arrange withdrawals from your checking or savings deposit account to open a new Fund account or to add to an existing Fund account, subject to the terms of the deposit account.
  If you are a first-time investor through a tax-sheltered retirement plan, such as an IRA, you will need a special application. Ask your Griffin Finan-cial Representative or call 1-800-676-4450 for more information about retire-ment plan investment procedures and a retirement application.
  If you buy shares by check, and then redeem those shares by any method other than by exchange to another Griffin Fund, the redemption proceeds will be mailed upon clearance of your purchase check, which may take up to fifteen days.

  All purchases made by check should be in U.S. dollars and be made payable to the appropriate Griffin Fund. Third party checks, except those payable to an existing shareowner who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted.

SHARE PRICE
MONEY MARKET FUNDS. The Money Market Funds' share price, referred to as the net asset value ("NAV"), is calculated every day that the New York Stock Ex-change ("NYSE") is open for business.
  Shares are purchased at the next share price determined after an order and good funds are received and accepted by a Money Market Fund. Share price is determined at noon New York time. Orders received with good funds before noon New York time are effective that day and orders received at or after noon New York time are effective the following business day. You will begin to accrue daily dividends the day after becoming a shareholder.

NON-MONEY MARKET FUNDS. Each day that the NYSE is open for business the NAV is calculated for each class of shares of each Non-Money Market Fund. The offering price of Class A Shares also is calculated on each day the NYSE is open for business, which reflects the sales load charged on purchases of Class A Shares of 4.50% with respect to Non-Money Market Funds other than the Short-Term Bond Fund, or 3.50% with respect to the Short-Term Bond Fund, unless you qualify for a reduction or waiver as described under "Sales Load Reductions and Waivers." The amount remaining after deduction of any applicable sales load is invested at NAV. Class B Shares are offered at NAV but are subject to a maximum deferred sales charge of 5.00% with respect to Non-Money Market Funds other than the Short-Term Bond Fund, or 4.00% with respect to the Short-Term Bond Fund, of the lesser of NAV at purchase or NAV at redemption. NAV is determined as of the close of regular trading on the NYSE.

MINIMUM INVESTMENT AMOUNTS
FOR NEW ACCOUNTS

Minimum total initial investment  $1,000
Minimum investment per Fund         $250
For retirement accounts             $250
FOR ADDITIONAL INVESTMENTS          $100
For retirement accounts             $100
Through automatic investment         $50
----------------------------------------

--------------------------------------------------------------------------------
Purchasing Shares
--------------------------------------------------------------------------------
 Method    To Open an Account         To Add to an Account
 IN PERSON . Bring your application   . Bring your check to a Griffin
             and check to a Griffin     Financial Representative. Call
             Financial                  1-800-676-4450 for the
             Representative. Call       Representative nearest you.
             1-800-676-4450 for the
             Representative nearest
             you.
 MAIL      . Complete and sign the    . Make your check payable to "Money
             application. Make your     Market Fund," "Tax-Free Money
             check payable to           Market Fund," "Short-Term Bond
             "Money Market Fund,"       Fund," "U.S. Government Income
             "Tax-Free Money Market     Fund," "Municipal Bond Fund,"
             Fund," "Short-Term         "California Tax-Free Fund," "Bond
             Bond Fund," "U.S.          Fund," "Growth & Income Fund," or
             Government Income          "Growth Fund." Indicate your Fund
             Fund," "Municipal Bond     account number on your check.
             Fund," "California
             Tax-Free Fund," "Bond
             Fund," "Growth &
             Income Fund," or
             "Growth Fund."
            Mail to:                   Mail to (checks only):
            P.O. Box 419245            P.O. Box 419647
            Kansas City, Missouri      Kansas City, Missouri 64141
            64141
                                      . Exchange by mail:
                                        call 1-800-676-4450 for instructions.

--------------------------------------------------------------------------------
Purchasing Shares (cont'd)
-------------------------------------------------------------------------------
 Method           To Open an Account       To Add to an Account
 PHONE            . Exchange from another  . Exchange from another Fund account
 1-800-676-4450     Fund account with the    with the same registration
                    same registration        (identical name(s), address, and
                    (identical name(s),      taxpayer ID number).
                    address, and taxpayer
                    ID number).
 WIRE             . Call 1-800-676-4450 to
                    set up your account
                    and to arrange a wire
                    transaction. Not
                    available for
                    retirement accounts.
                  . Wire within 24 hours   . Wire to: Investors Fiduciary Trust
                    to:                      Co. Routing #101 0036 21
                    Investors Fiduciary      Account #752-7144
                    Trust Co.                Specify Fund and include your
                    Routing #101 0036 21     account number and your name.
                    Account #752-7144
                    Specify Fund and
                    include your new
                    account number and
                    your name.
 AUTOMATIC                                 . Automatic investments on a regular
 INVESTMENT PLANS                            basis: Call 1-800-676-4450.
-------------------------------------------------------------------------------

HOW TO REDEEM SHARES

You can take money out of your Fund account at any time by redeeming some or all of your shares. Your shares will be redeemed at the next share price calcu-lated after your order is received and accepted by a Fund. Except for any ap-plicable contingent deferred sales charge ("CDSC"), The Griffin Funds impose no charge for redeeming shares.
  To redeem shares in a non-retirement account, you may use any of the methods described in this section.
  To redeem shares in a retirement account, your request must be made in writ-ing, except for exchanges to other Griffin Funds, which can be requested by phone or in writing. Call 1-800-676-4450 for a retirement distribution form.

  If you are redeeming some but not all of your shares, you must leave an ag-gregate of at least $1,000 worth of shares in your Griffin Funds account(s) to keep it open ($250 for retirement accounts).
  To redeem shares by wire, you will need to provide advance authorization. You may redeem shares of the Money Market Funds through the Money Market
Funds' checkwriting service. There is no charge for this service and you may write an unlimited number of checks. The minimum check amount is $500. You may not use the checkwriting service if you have set up a systematic withdrawal plan. In addition, you should not write a check for the entire value of your account or close your account by writing a check.

  Certain redemption requests must include a signature guarantee. A signature guarantee is designed for your protection. Your request must be made in writing and must include a signature guarantee in any of the following situations:
 .You wish to redeem more than $100,000 worth of shares,
 .   Your account registration has changed within the last 60 days,
 .   The check is not being mailed to the address on your account (record address),
 .   The check is not being made payable to the account holder, or

 .   The redemption proceeds are being transferred to a Griffin Fund account registered in a different name.
  You can obtain a signature guarantee from a bank, broker (including Griffin Financial offices), dealer, credit union (if authorized under state law), secu-rities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
  The Griffin Funds, Griffin Financial and the transfer agent are not liable for damages resulting from following instructions communicated by telephone that they reasonably believe to be genuine. The Griffin Funds will employ rea-sonable procedures to confirm that instructions communicated by telephone are genuine. If The Griffin Funds fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The following procedures are used to process telephone redemptions: (i) your Social Security number is re-quested; (ii) the dollar amount of the transaction is confirmed by reading it back to you; (iii) the address of record or predesignated account number for the distribution is confirmed; and (iv) you are given a control number so that the transaction can be traced should you have any questions.

REDEEMING SHARES IN WRITING

Write a "letter of instruction" with:
 .   Your name,
 .   The Fund's name,
 .   Your Fund account number,
 .   The dollar amount or number of shares to be redeemed, and
 .   Any other applicable requirements listed in the following table.
Unless otherwise instructed, The Griffin Funds will send a check to the record address. Mail your instructions to:

The Griffin Funds, Inc.
P.O. Box 419245
Kansas City, Missouri 64141

--------------------------------------------------------------------------------
Redeeming Shares
---------------------------------------------------------------------------------------------
 Method            Account Type               Special Requirements
 PHONE             All account types except   . Maximum check request: $100,000
 1-800-676-4450    retirement
                   All account types          . You may exchange to other Funds if
                                                both accounts are registered with the
                                                same name(s), address, and taxpayer
                                                ID number.
 MAIL OR IN PERSON Individual, Joint          . The letter of instruction must be signed
                   Tenants, Sole                by all persons required to authorize
                   Proprietorships, UGMA,       transactions, exactly as their names
                   UTMA                         appear on the account.
                   Retirement accounts        . The account owner should complete a
                                                retirement distribution form. Call
                                                1-800-676-4450 to request one.
                   Trust                      . The trustee must sign the letter in this
                                                capacity. If the trustee is not named in
                                                the account registration, provide a copy
                                                of the trust document certified within
                                                the last 60 days.
                   Business or Organization   . At least one person authorized (by
                                                corporate resolution or other action) to
                                                act on behalf of the account must sign
                                                the letter.
                                              . Include a corporate resolution with
                                                corporate seal or a signature guarantee.
                   Executor, Administrator,   . Call 1-800-676-4450 for instructions.
                   Conservator, Guardian
 WIRE              All account types except   . You must authorize in writing the wire
                   retirement                   feature before using it. To verify that
                                                the authorization is in place, call
                                                1-800-676-4450. Minimum wire: $5,000.
                                              . Your wire redemption must be received
                                                by The Griffin Funds before 4 p.m.
                                                Eastern time for money to be wired
                                                on the next business day.
 CHECKWRITING      All account types except   .Call 1-800-676-4450 to apply for checkwriting.
 (MONEY MARKET     retirement                 .Minimum check amount: $500.
 FUNDS ONLY)
---------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES
The Griffin Funds provide a variety of services to help you with your account.

INFORMATION SERVICES
You may visit a Griffin Financial Representative for information or assistance or you can call a 24-hour toll-free telephone number for automated account balance information.
  Statements and reports that you will receive include the following:
 .Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
 .Account statements (monthly)
 .Fund reports (every six months)
  To reduce expenses, only one copy of most Fund reports will be mailed to you, even if you have more than one Fund account. Call 1-800-676-4450 if you need additional copies of any Fund reports or historical account information.

TRANSACTION SERVICES
EXCHANGE PRIVILEGES allow you to redeem your shares in any of the Funds and buy shares of any other Fund by telephone or written exchange. Class A Shares of a Non-Money Market Fund may be exchanged for shares of the same class of another Non-Money Market Fund or for shares of the Money Market Fund or the Tax-Free Money Market Fund in an identically registered account at respective NAVs, provided that, if the other Fund charges a sales load on the purchase of the class of shares being acquired that is higher than the sales load that you have paid in connection with the shares you are exchanging, you pay the dif-ference.
  Class B Shares of a Non-Money Market Fund may be exchanged for shares of the same class of another Non-Money Market Fund or for shares of the Money Market Fund or the Tax-Free Money Market Fund in an identically registered account at respective NAVs. The CDSC will not be imposed with respect to exchanges of Class B Shares for shares of another Fund but will be imposed, subject to ap-plicable time periods, upon a subsequent redemption. When a shareholder ex-changes Class B Shares of a Non-Money Market Fund for shares of the same class of another Non-Money Market Fund or for shares of the Money Market Fund or the Tax-Free Money Market Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously-held shares. Accordingly, if a shareholder exchanges Class B Shares of a Non-Money Market Fund for shares of the Money Market Fund or the Tax-Free Money Market Fund, and redeems the shares of the Money Market Fund or the Tax-Free Money Market Fund within six years (or four years with respect to the Short-Term Bond Fund) of the receipt of the purchase order for the ex-changed Class B Shares, the shareholder will have to pay a deferred sales charge equal to the CDSC applicable to the previously exchanged Class B
Shares. A shareholder who exchanges Class B Shares of a Non-Money Market Fund for shares of the Money Market Fund or the Tax-Free Money Market Fund subsequently may re-exchange the acquired shares of the Money Market Fund or the Tax-Free Money Market Fund only for Class B Shares of a Non-Money Market Fund. If the shareholder re-exchanges the shares of the Money Mar-ket Fund or the Tax-Free Money Market Fund for Class B Shares of such a Non-Money Market Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the shareholder's initial purchase of Class B Shares.
  Shares of the Fund to be acquired must be registered for sale in the share-holder's state of residence. Investors should obtain and read the Prospectus for the Fund into which they desire to exchange before submitting an exchange order. Please remember that exchanges between Funds are limited to four per calendar year, and that exchanges may have tax consequences for you. For com-plete policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Fund Account Policies--Transaction Policies."

AUTOMATIC INVESTMENT plans can help you in pursuing your financial goals by providing a convenient way to invest money regularly. The Griffin Funds lets you transfer money into your Fund account automatically on a monthly or quar-terly basis. Transfers will occur on or about the 5th or 20th day of the appli-cable month. The minimum monthly automatic investment amount is $50. Certain restrictions apply for retirement accounts. Call 1-800-676-4450 for more infor-mation.

SYSTEMATIC WITHDRAWAL plans let you set up monthly, quarterly, semiannual or annual redemptions from your account. The minimum eligible account size for this service is $10,000 and the minimum withdrawal amount is $50. Fund shares will be redeemed as necessary to meet withdrawal payments. Remember that with-drawals may result in a gain or loss for tax purposes, may involve the use of principal and may deplete all of the shares in your account.

--------------------------------------------------------------------------------
Regular Investment Plans
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENTS
To transfer money from your bank or depository institution account to a Fund

Minimum      Frequency                    Opening or changing an Account
--------------------------------------------------------------------------------
$50          Monthly or quarterly        . For a new account, complete the
                                           appropriate section on the Fund
                                           application.

                                         . For existing accounts, contact your
                                           Griffin Representative or call
                                           1-800-676-4450 for an application.

                                         . To change the amount or frequency
                                           of your investment, visit a Griffin
                                           Financial office or call 1-800-676-
                                           4450 at least ten business days
                                           prior to your next scheduled
                                           investment date.
--------------------------------------------------------------------------------
DIRECT DEPOSIT
To send all or a portion of your paycheck or Social Security check to a Fund

Minimum      Frequency                    Opening or changing an Account
--------------------------------------------------------------------------------
$50          Every pay period            . Check the appropriate box on the
                                           fund application, visit a Griffin
                                           Financial office or call 1-800-676-
                                           4450 for an authorization form.

                                         . Changes require a new authorization
                                           form.
--------------------------------------------------------------------------------
GRIFFIN AUTOMATIC EXCHANGES
To transfer money from one Fund to another

Minimum      Frequency                    Setting up or changing
--------------------------------------------------------------------------------
$50          Monthly, quarterly or       . Check the appropriate box on the
             annually                      Fund application, visit a Griffin
                                           Financial office or call 1-800-676-
                                           4450 for an authorization form.

                                         . To change the amount or frequency
                                           of your investment, visit a Griffin
                                           Financial office or call 1-800-676-
                                           4450

--------------------------------------------------------------------------------
Systematic Withdrawal Plans
--------------------------------------------------------------------------------
AUTOMATIC REDEMPTIONS
To redeem shares on a regular basis

Minimum      Frequency                    Setting up or changing
--------------------------------------------------------------------------------

$50          Monthly, quarterly,         . For a new account, complete the
             semiannually or               appropriate section on the Fund
             annually                      application.

                                         . For existing accounts, call 1-800-
                                           676-4450 to request the appropriate
                                           form.

DIVIDENDS, CAPITAL GAINS AND TAXES
Income dividends are accrued daily and paid monthly on all of the Funds except the Growth & Income Fund and the Growth Fund. Income dividends are declared and paid quarterly on the Growth & Income Fund and annually on the Growth Fund. Capital gains, if any, are declared and paid annually on all Funds.

DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options:
1. REINVESTMENT OPTION. Dividend and capital gain distributions will be auto-matically reinvested in additional Fund shares of the same class. If you do not indicate a choice on your application, you will be assumed to have chosen this option.
2. EARNED-INCOME OPTION. Capital gain distributions will be automatically re-invested in shares of the same class, but you will be sent a check for each dividend distribution.
3. CASH OPTION. A check for each dividend and capital gain distribution will be sent to you.
4. DESIGNATED DISTRIBUTION OPTION. Dividend and capital gain distributions will be automatically invested in shares of the same class of another Griffin Fund owned through an identically registered account. Visit a Griffin Financial office or call 1-800-676-4450 for more information.

TAXES

The following is a brief discussion of certain federal income tax considera-tions. Further information is contained in the SAI. All investors should con-sult their individual tax advisers with respect to their particular tax situa-tions as well as the state and local tax status of investments in shares of the Funds.

  Each of the Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Funds will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their shareholders.

  Corporate shareholders of the Growth & Income Fund and the Growth Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by such Funds to the extent that such Funds' income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.
  Unless a shareholder is exempt from taxation or entitled to tax deferral, all dividends derived from net investment income, except exempt-interest divi-dends, and distributions from capital gains are taxable when they are paid, whether they are received in cash or reinvested in additional shares of a Fund, regardless of how long the shareholder has held the shares.

  With respect to the Tax-Free Money Market Fund, Municipal Bond Fund and the California Tax-Free Fund, if certain conditions are met, federally tax-free in-terest earned by these Funds will be free from federal income taxes when dis-tributed as dividends ("exempt-interest dividends"). If the Funds earn feder-ally taxable income from any of their investments, this income would be dis-tributed as taxable dividends. Distributions from the Funds' short-term capital gains, if any, will generally be federally taxable as dividends, and long-term capital gain distributions, if any, are federally taxable as long-term capital gains. In addition, interest on indebtedness incurred or continued to purchase or carry shares of the Tax-Free Money Market Fund, Municipal Bond Fund and the California Tax-Free Fund will not be deductible to the extent that the Funds' distributions are exempt from income tax.
  It is anticipated that dividends from the California Tax-Free Fund will also be exempt from California corporate and personal income tax (although not from California franchise tax).
  If the Tax-Free Money Market Fund, Municipal Bond Fund or California Tax-Free Fund should hold certain private activity bonds issued after August 7, 1986, shareholders of such Funds must include, as an item of tax preference, the por-tion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of de-termining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax ap-plicable to corporations. Corporate shareholders must also take all exempt-in-terest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax ap-plicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000.
  Taxes are not withheld from distributions to U.S. investors if certain Inter-nal Revenue Service ("IRS") requirements regarding Taxpayer Identification Num-bers (TINs) are met. Non-resident aliens and other foreign shareholders may be subject to U.S. withholding tax at rates up to 31% on distributions.
  Each year, the Funds will notify shareholders as to the amount and federal tax status, and with respect to the California Tax-Free Fund, the California tax status, of all dividends and capital gains paid during the prior year.

                             Fund Account Policies
TRANSACTION POLICIES
A single NAV for each of the Money Market Funds and an NAV per share for each class of the Non-Money Market Funds is determined each day that the NYSE is open for trading. Each Money Market Fund's NAV is the value of a single share. The NAV for each Money Market Fund is computed by adding up the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. The NAV per class of each of the Non-Money Market Funds is deter-mined by dividing the total assets attributable to a class of shares of a Fund less all liabilities of such class by the total number of shares outstanding of such class of the Fund.
  Each Money Market Fund's portfolio investments are valued on the basis of am-ortized cost. The value of assets of each Money Market Fund is determined as of 12:00 noon New York time on each day the NYSE is open, immediately after the daily declaration of dividends. Each Money Market Fund's offering price (per share) and redemption price of a share are the Fund's NAV.
  The value of assets of each Non-Money Market Fund is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. New York time. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost (unless the Board of Directors determines amortized cost does not reflect the securities' fair value), assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Directors. Prices used for such valuations may be provided by independent pricing services.
  On your account application, you will be asked to certify that your Social Security or Taxpayer Identification Number is correct and that you are not sub-ject to backup withholding by the IRS. If these certifications are not made, the IRS can require The Griffin Funds to withhold 31% of your taxable distribu-tions and redemptions.

  Each Fund reserves the right to suspend the offering of its shares for a pe-riod of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privileges" on page 35. For example, purchase orders may be rejected if, in The Griffin Funds' opinion, an order or orders are of a size that would disrupt management of a Fund.
  Orders to buy shares will be processed at the next NAV calculated after your order and good funds are received and accepted by a Fund. Note that:
 .   All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
 .   The Funds do not accept cash.
 .   When making a purchase with more than one check, each check must have a value of at least $50.
 .   Each Fund reserves the right to limit the number of checks processed at one time.
 .   If your check does not clear, or if payment is not received for any tele-
    phone purchase, your purchase will be cancelled and you could be liable for any losses or fees that a Fund or IFTC has incurred.
  The Funds will in most cases issue share certificates upon request.
  You can avoid the collection period associated with check purchases by pur-chasing shares by bank wire, U.S. Postal money order, U.S. Treasury check, Fed-eral Reserve check or Direct Deposit.
  When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after your request is received and accepted, net of any ap-plicable CDSC. Please note the following:

 .   Normally, redemption proceeds will be mailed to you on the next business day, although the Funds may take up to seven days to pay you.

 .   If you purchase shares by check, and then seek to redeem those shares by any method other than through an exchange to another Griffin Fund, the re-demption proceeds will be mailed upon clearance of your purchase check, which may take up to fifteen days.
 .   Redemptions may be suspended or payment dates postponed on days when the
    NYSE is closed, when trading on the NYSE is restricted, or as authorized by the SEC.
  If your Griffin Fund total account balance falls below $1,000 ($250 for re-tirement accounts) as a result of redeeming shares, and The Griffin Funds elects to close your account, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance to the minimum account size, The Griffin Funds reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your ac-count is closed.
  As a shareholder, you have the option of exchanging shares of the Funds for shares of other Griffin Funds, subject to the following:
 .   The Fund you are exchanging into must be registered for sale in your state of residence.
 .   You may only exchange between Funds with accounts that are identically reg-
    istered (i.e., with the same name(s), address and Taxpayer Identification Number).
 .   If you exchange into a Fund with a sales charge, you pay the percentage point difference between the Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you paid no sales charge on your shares and you exchange them into a Fund with a 4 1/2% sales charge, you would pay a 4 1/2% sales charge.

 .   If you exchange shares of a Money Market Fund into Class B Shares of a Non-
    Money Market Fund that imposes a contingent deferred sales charge ("CDSC"), you will be subject to the CDSC applicable to such shares upon redemption of the Class B Shares acquired through the exchange. In addition, if you acquire Class B Shares of a Non-Money Market Fund through such an exchange, the remaining period of time that the CDSC applicable to the acquired Class B Shares remains in effect will be computed from the time of the exchange.

 .   Exchanges may have tax consequences.
 .   Because excessive trading can adversely affect fund performance and share-
    holders, the Funds reserve the right to temporarily or permanently termi-nate the exchange privilege of any investor who makes more than four ex-changes between Griffin Funds per calendar year. Accounts under common own-ership or control, including accounts with the same Taxpayer Identification Number, will be counted together for purposes of the four exchange limit.
 .   Each Fund also reserves the right to refuse exchange purchases by any per-
    son or group if, in Griffin Advisers' judgment, the receiving Fund would be unable to invest the money effectively in accordance with its investment objective and poli-cies, or would otherwise potentially be adversely affected.
  Although The Griffin Funds will attempt to give you prior notice whenever it is reasonably able to do so, these restrictions may be imposed at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future, upon 60 days' written notice to shareholders. Remember that exchanges generally have tax consequences.

SALES LOAD REDUCTIONS AND WAIVERS
SALES LOAD--CLASS A SHARES
Sales loads relating to the purchase of Class A Shares in each of the Non-Money Market Funds are as follows:

--------------------------------------------------------------------------------
Class a Shares of all Non-Money Market Funds Except the Short-Term Bond Fund

----------------------------------------------------------
                                               Sales Agent
                         Sales Load Sales Load Allowance
                         as % of    as % of    as % of
                         Offering   Net Amount Offering
Amount of Purchase       Price      Invested   Price*
----------------------------------------------------------
Less than $50,000          4.50%      4.71%       4.00%
$50,000 up to $99,999      4.00%      4.17%       3.50%
$100,000 up to $249,999    3.50%      3.63%       3.00%
$250,000 up to $499,999    2.50%      2.56%       2.25%
$500,000 up to $999,999    2.00%      2.04%       1.75%
$1,000,000 and over        0.00%**    0.00%**     0.00%
----------------------------------------------------------
----------------------------------------------------------
Class a Shares of the Short-Term Bond Fund
----------------------------------------------------------
                                               Sales Agent
                         Sales Load Sales Load Allowance
                         as % of    as % of    as % of
                         Offering   Net Amount Offering
Amount of Purchase       Price      Invested   Price*
----------------------------------------------------------
To $50,000                 3.50%      3.63%       3.00%
$50,000-$100,000           3.00%      3.09%       2.50%
$100,000-$250,000          2.50%      2.56%       2.00%
$250,000-$500,000          2.00%      2.04%       1.50%
$500,000-$1,000,000        1.50%      1.52%       1.00%
$1,000,000 and over        0.00%**    0.00%**     0.00%
----------------------------------------------------------

*Griffin Financial, as distributor, reallows the percentage amounts indicated to Selling Agents ("Reallowance Amounts"). In cases where Non-Money Market Fund shares are sold directly through Griffin Financial, Griffin Financial may com-pensate its sales representatives based on such Reallowance Amounts.
**A CDSC of 1.00% is imposed on redemptions requested within one year of pur-chase.

Class B Shares are not subject to a front-end sales load. However, Class B Shares are subject to a CDSC when redeemed within six years (or four years with respect to the Short-Term Bond Fund) from the receipt of a purchase order. For further information, see "Contingent Deferred Sales Charge--Class B Shares."

REDUCED SALES LOAD--CLASS A SHARES
Volume Discounts are also available to you based on the combined dollar amount you invest in Class A Shares of any of the Non-Money Market Funds.
  The Right of Accumulation allows you to combine the amount being invested in Class A Shares of a Non-Money Market Fund with the aggregate NAV of the Class A Shares you own in any of the other Non-Money Market Funds to determine reduced sales loads in accordance with the above sales load schedule. To obtain such discount, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales load, and confirmation of the purchase is subject to such verification. The Right of Ac-cumulation may be modified or discontinued at any time with respect to all Class A Shares purchased thereafter.
  A Statement of Intention allows you to purchase Class A Shares of the Non-Money Market Funds over a 13-month period at reduced sales loads based on the total amount you intend to purchase plus the aggregate NAV of Class A Shares in any of the Griffin Funds you already own. Each investment you make during the period receives the reduced sales load applicable to the total amount of the intended investment. If such amount is not invested within the period, you must pay the difference between the sales loads applicable to the purchases made and the charges previously paid.
  The Reinvestment Privilege allows you to reinvest proceeds from a redemption of Class A Shares of a Non-Money Market Fund in Class A Shares of such Fund or in Class A Shares of another Non-Money Market Fund, without a sales load, within 90 days after the redemption. The Class A Shares of the Non-Money Market Fund to be acquired must be registered for sale in your state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of the Class A Shares must be received by the Non-Money Market Fund or IFTC within 90 days after the effec-tive date of the redemption.
  If you realize a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If you realize a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of Class A Shares purchased by reinvestment and the period of time that has elapsed after the re-demption, although for tax purposes, the amount disallowed is added to the cost of the Class A Shares acquired upon the reinvestment.
  Reductions in sales loads apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.
  Reductions in sales loads also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the Investment Company Act of 1940, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Non-Money Market Funds at a reduced sales load, and the "related parties" of such company. For purposes of this para-graph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.
  The Griffin Funds may sell Class A Shares of the Non-Money Market Funds at a purchase price equal to the NAV of such shares, without a sales load, to direc-tors, officers and employees (and their spouses and children under the age of 21) of The Griffin Funds and its affiliates. The Griffin Funds also may sell Class A Shares of the Non-Money Market Funds at a purchase price equal to the NAV of such shares, without a sales load, to present and retired directors, of-ficers and employees (and their spouses and children under the age of 21) of H.F. Ahmanson & Company and its affiliates if H.F. Ahmanson & Company and/or the respective affiliates agree. Such sales also may be made to employee bene-fit and thrift plans for such persons and to any investment advisory, trust or other fiduciary account (other than an individual retirement account) main-tained, managed or advised by H.F. Ahmanson & Company or its affiliates. Such sales also may be made to individuals who acquire Class A Shares of the Non-Money Market Funds through the Griffin Financial Services Portfolio Builder Ac-count or other mutual fund asset allocation account offered by Griffin Finan-cial or its affiliates. In addition, Class A Shares may be purchased without a sales charge to the extent such a purchase is made with the entire proceeds from the redemption of shares of a non-affiliated mutual fund on which the in-vestor paid either an initial sales charge or a CDSC. However, any such pur-chase must be made within 60 days from the date of the prior redemption and The Griffin Funds must receive a copy of the confirmation of the redemption trans-action.
  To qualify for a reduced sales charge, an investor must notify The Griffin Funds that the purchase being made qualifies for a reduced sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE
CLASS A SHARES
A CDSC of 1.00% is imposed on redemptions of Class A Shares of the Non-Money Market Funds occurring within one year of purchases totalling $1,000,000 or more.

CLASS B SHARES
Class B Shares of the U.S. Government Income, Municipal Bond, California Tax-Free, Bond, Growth & Income and Growth Funds which are redeemed within one, two, three, four, five or six years of the date of receipt of a purchase order will be subject to a CDSC equal to 5%, 4%, 3%, 3%, 2% or 1%, respectively, of an amount equal to the lesser of the NAV at the time of purchase for the Class B Shares being redeemed or the NAV of such shares at the time of redemption. Class B Shares of the Short-Term Bond Fund which are redeemed within one, two, three or four years of the date of receipt of a purchase order will be subject to a CDSC equal to 4%, 3%, 2% or 1%, respectively, of an amount equal to the lesser of the NAV at the time of purchase for the Class B Shares being redeemed or the NAV of such shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. In addition, a charge will not be assessed on Class B Shares purchased through re-investment of dividends or capital gains distributions. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the man-ner which results in the lowest possible charge being assessed.
  The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has reached age 70 1/2, (iii) ef-fected pursuant to The Griffin Funds' right to liquidate a shareholder's ac-count if the aggregate NAV of the shareholder's Griffin Fund account is less than the minimum account size, or (iv) in connection with the combination of The Griffin Funds with any other registered investment company by a merger, ac-quisition of assets or by any other transaction.

  Class B Shares which have been outstanding for six years will automatically convert to Class A Shares on the first day after the six year anniversary of the issuance of the shares and, consequently, will no longer be subject to the service fees applicable to Class B Shares. Such conversion will be on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge except that the 12b-1 fee applicable to the Class A Shares shall thereafter be applied to such converted shares. Any Class B Shares acquired through the reinvestment of dividends and distributions will convert on a pro rata basis with the Class B Shares purchased directly by a sharehold-er. If a shareholder exchanges Class B Shares of a Non-Money Market Fund for Class B Shares of another Non-Money Market Fund during the six-year period, the holding period for shares so exchanged will be counted toward the holding pe-riod for the shares acquired, and such acquired shares will be subject to the CDSC schedule applicable to the shares originally purchased.
  If you are seeking to invest $1,000,000 or more in the Funds you should not purchase Class B Shares as no sales load (other than any applicable CDSC) is charged on such an investment in Class A Shares. Other investors should compare the fees assessed on Class A Shares against those assessed on Class B Shares in light of the amount to be invested and the anticipated time that the shares will be owned.

                              The Funds in Detail
STRUCTURE
The Griffin Funds was organized as a Maryland corporation on August 5, 1993. Each Money Market Fund is comprised of only one class of shares. Each Non-Money Market Fund is comprised of two classes of shares--Class A Shares and Class B Shares. The classes have identical rights with respect to the portfolio of which they are a part, but certain matters affect each class differently. Cur-rently, the only such matters are the differing sales loads, distribution and servicing fees, exchange privileges and conversion rights described in this Prospectus.
  The Griffin Funds is governed by a Board of Directors, which has overall re-sponsibility for the management of the Funds and is responsible for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee each Fund's activities and review arrangements with the compa-nies that provide major services to the Funds and the performance of the Funds.
  The Funds typically will not hold annual shareholders meetings, although spe-cial meetings may be called from time to time. These meetings may be called to elect or remove directors, change fundamental policies, approve management con-tracts or for other purposes. Shareholders not attending these meetings are en-couraged to vote by proxy. Proxy materials, including a voting card and infor-mation about the proposals to be voted on, will be mailed in advance of a meet-ing. Shareholders are entitled to one vote for each share owned. The Griffin Funds will hold special meetings of shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of its outstanding voting securities, and will as-sist shareholders in communicating with other shareholders.

SERVICE PROVIDERS

The Funds are advised by Griffin Advisers, which manages the Funds' investments pursuant to an advisory contract. Griffin Advisers has no previous experience in advising mutual funds. Payden & Rygel acts as sub-adviser to the Money Mar-ket Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund. Payden & Rygel, with over $20 billion in assets under management as of December 31, 1995, is the sub-ad-viser to a fixed income global mutual fund unaffiliated with The Griffin Funds, as well as to a series of group trusts, and several pooled accounts for a wide variety of clients. T. Rowe Price acts as sub-adviser to the Short-Term Bond Fund and the Growth Fund. T. Rowe Price had over $70 billion in assets under management as of December 31, 1995. TBCAM, an indirect wholly owned subsidiary of Mellon Bank Corporation, acts as sub-adviser to the Bond Fund and the Growth & Income Fund. TBCAM, which had approximately $14 billion in assets under man-agement as of December 31, 1995, provides equity, fixed income and cash manage-ment services to investment companies and other investment accounts. The Funds' sub-advisers have pri mary responsibility for choosing investments for the Funds. Pursuant to sub-advisory contracts with Griffin Advisers, the sub-advisers provide periodic re-ports on the investment strategy and performance of the Funds.
  PAYDEN & RYGEL is primarily responsible for the portfolio management of the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund. All investment decisions for such Funds are made by an investment committee and no person(s) is primarily responsible for making recommendations to that committee. The com-mittee consists of five investment professionals who primarily use a fundamen-tal approach supported by extensive quantitative analysis.

  T. ROWE PRICE is primarily responsible for the portfolio management of the Growth Fund and the Short-Term Bond Fund. The portfolio manager for the Growth Fund is Jonathan M. Greene. Mr. Greene has served as the portfolio manager of the Growth Fund since the Fund's inception. Mr. Greene is a vice president and systematic equity portfolio manager of T. Rowe Price and is a member of the Nu-clear Decommissioning Trust asset allocation committee. Prior to joining T. Rowe Price in 1974, Mr. Greene served as a Navy Lieutenant and nuclear propul-sion engineer on the staff of Admiral H.G. Rickover in the Naval Reactors Divi-sion of the U.S.A.E.C. Mr. Greene has earned an A.B. from Dartmouth College, a B.E. and M.E. from the Thayer School of Engineering, Dartmouth College, and an M.B.A. from The Amos Tuck School, Dartmouth College.

  The portfolio manager for the Short-Term Bond Fund is Edmund M. Notzon, III. Mr. Notzon has served as the portfolio manager for the Short-Term Bond Fund since the Fund's inception. Mr. Notzon is a vice president of T. Rowe Price and a senior portfolio manager in T. Rowe Price's Taxable Bond Department, and serves as a portfolio manager of several separately managed fixed income and asset allocation portfolios. Prior to joining T. Rowe Price in 1989, Mr. Notzon was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division of the Office of Water Regulation and Standards of the U.S. Environmental Protection Agency. Mr. Notzon has earned a B.S. in mathematics from the Massachusetts Institute of Technology and an M.S. in statistics and Ph.D. in operations research from Stanford University. Mr. Notzon also has completed Harvard University's Program for Senior Managers in Government and has achieved the Chartered Financial Analyst accreditation.

  TBCAM is primarily responsible for the portfolio management of the Bond Fund and the Growth & Income Fund. The Bond Fund is co-managed by Matthew N. Fon-taine and Arthur J. MacBride III. Mr. Fontaine has served as a portfolio man-ager of the Bond Fund since March, 1995. Mr. Fontaine is a Vice President of TBCAM with nine years of investment experience and serves on the Fixed Income Strategy Committee. Prior to joining TBCAM in 1994, Mr. Fontaine was Assistant Vice President of Fixed Income Securities at Massachusetts Financial Services. Mr. Fontaine graduated from Hobart William Smith with a BA in History and also holds an MBA from Boston College. He has earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society,

Inc. Mr. MacBride joined TBCAM in 1988 and currently serves as a fixed income portfolio manager, the Director of Fixed Income and the Chairman of the Fixed Income Strategy Committee. Mr. MacBride is a graduate of Franklin & Marshall College and holds an MBA from Fordham University. He has served as a manager of the Bond Fund since January 1996. The portfolio manager for the Growth & Income Fund is Quinn R. Stills. Mr. Stills has served as the portfolio manager of the Growth & Income Fund since March, 1995. Mr. Stills is a Vice President of TBCAM with nine years of investment experience and serves on the Equity Policy Group. Prior to joining TBCAM in 1990, Mr. Stills worked as an analyst for Kidder, Peabody & Company. Previously he was an associate at Drexel Burnham Lambert as well as a futures analyst at Goldman, Sachs & Company. Mr. Stills graduated from Vassar with a BA and also holds a MBA from Stanford University. He is also a member of the Investment Committee of the International Foundation of Em-ployee Benefits.
  GRIFFIN ADMINISTRATORS is the Funds' administrator and provides administra-tive and accounting services to the Funds.
  IFTC is the Funds' transfer, shareholder service and dividend-paying agent. IFTC is located at 127 West 10th Street, Kansas City, Missouri 64105. IFTC also provides certain administrative services to the Funds.
  GRIFFIN FINANCIAL, located at 5000 Rivergrade Road, Irwindale, CA 91706, dis-tributes and markets the Funds.
  Griffin Advisers, Griffin Financial and Griffin Administrators are wholly-owned subsidiaries of Griffin Financial Services of America, which is a wholly-owned subsidiary of H.F. Ahmanson & Company, a savings and loan holding compa-ny, and are affiliates of Home Savings and Savings of America.
  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, EN-DORSED OR GUARANTEED BY, HOME SAVINGS, SAVINGS OF AMERICA OR ANY OF THEIR AF-FILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMEN-TAL AGENCY.

SUMMARY OF FUND EXPENSES
Like all mutual funds, the Funds pay expenses related to their operations. Ex-penses charged to a Fund and paid out of a Fund's assets are reflected in its share price or dividends.
  Each Fund pays a management fee to Griffin Advisers for managing its assets. The Funds also pay other expenses, which are described below.
  Griffin Advisers or Griffin Administrators may, from time to time, voluntar-ily agree to waive or reimburse the Funds for management fees and other ex-penses. Waiver or reimbursement arrangements, which may be terminated at any time without notice, can enhance a Fund's performance by decreasing its ex-penses.

MANAGEMENT FEE

The management fee is calculated and paid to Griffin Advisers every month. The fee for each of the Funds except the Growth & Income Fund and the Growth Fund is calculated by multiplying each Fund's average daily net assets by 0.50% on an annualized basis. The management fee for the Growth & Income Fund and the Growth Fund is calculated by multiplying each Fund's average daily net assets by 0.60% on an annualized basis. Griffin Advisers, in turn, pays Payden & Rygel, T. Rowe Price and TBCAM for their respective sub-advisory services pro-vided to the Funds. Payden & Rygel is paid an annual rate of 0.25% of the first $25 million of each of the Money Market Funds' average daily net assets, and 0.20% of each of the Money Market Funds' average daily net assets in ex-cess of $25 million. Payden & Rygel is paid an annual rate of 0.30% of the first $50 million of each of the U.S. Government Income, Municipal Bond and California Tax-Free Funds' average daily net assets, 0.25% of each such Fund's next $450 million and 0.20% of each such Fund's assets in excess of $500 mil-lion with a minimum annual fee of $25,000 for each Fund. T. Rowe Price is paid at the annual rate of 0.30% of the first $50 million of each of the Short-Term Bond and Growth Funds' average daily net assets, 0.25% of each such Fund's next $450 million and 0.20% of each such Fund's assets in excess of $500 mil-lion with a minimum annual fee of $25,000 for each Fund. TBCAM is paid at the annual rate of 0.30% of the first $50 million of each of the Bond and Growth & Income Funds' average daily net assets, 0.25% of each such Fund's next $450 million and 0.20% of each such Fund's assets in excess of $500 million. While the management fee of 0.60% for the Growth & Income Fund and the Growth Fund combined with the administrative fee of 0.20% is higher than most management fees, the Funds believe that the management fees are consistent with those charged by comparable funds. For the fiscal year ended September 30, 1995, af-ter waivers, the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth & Income Fund paid management fees to Griffin Ad-visers at the rate of 0.03%, 0.04%, 0.01%, 0.03%, 0.03%, 0.01% and 0.04%, re-
spectively, of their daily net assets. After waivers, the Short-Term Bond Fund and the Growth Fund paid no management fees to Griffin Advisers for this peri-od.

DISTRIBUTION AND SERVICE FEES
Griffin Financial is the distributor ("Distributor") of shares of the Funds. The Griffin Funds has adopted Distribution and Services Plans on behalf of the Money Market Fund, the Tax-Free Money Market Fund, and each Non-Money Market Fund's Class A Shares and Distribution Plans on behalf of each Non-Money Mar-ket Fund's Class B Shares under the SEC's Rule 12b-1 (the "Plans"). Under the Plans, the Distributor may receive compensatory payments and/or reimbursements to defray all or part of the cost of preparing, printing and delivering pro-spectuses to prospective shareholders of a Fund or for other distribution-re-lated or sales support services. Payments under a Plan may not exceed, on an annual basis, 0.20% of the average daily net assets of each of the Money Mar-ket and Tax-Free

Money Market Funds, 0.25% of the average daily net assets of the Class A Shares of a Non-Money Market Fund and 0.75% of the average daily net assets of the Class B Shares of a Non-Money Market Fund.
  The fees paid under a Plan for the Money Market Fund, the Tax-Free Money Mar-ket Fund and Class A Shares of each of the Non-Money Market Funds also can be used to pay servicing agents for shareholder liaison services, including re-sponding to customer inquiries and providing information on their investments. A separate service fee is imposed on Class B Shares of the Non-Money Market Funds which may not exceed 0.25% of the average daily net assets of the Class B shares of a Non-Money Market Fund represented by Class B Shares owned by in-vestors with whom the servicing agent maintains a servicing relationship.

OTHER EXPENSES
The Funds have the following expenses in addition to the management fee and distribution and service fees.

  The Funds contract with Griffin Administrators to provide various administra-tive and accounting services. These services include processing shareholder transactions and calculating the Funds' share prices. The administrative fee is determined and paid to Griffin Administrators every month. The fee is deter-mined by multiplying each Fund's average daily net assets by 0.20% on an annualized basis. Griffin Administrators, in turn, pays IFTC for subadministration services it provides to the Funds. For the fiscal year ended September 30, 1995, after waivers, the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Cal-ifornia Tax-Free Fund, the Bond Fund and the Growth & Income Fund paid adminis-tration fees to Griffin Administrators at the rate of 0.16%, 0.17%, 0.08%, 0.08%, 0.08%, 0.07% and 0.11%, respectively, of their daily net assets. After waivers, the Short-Term Bond Fund and the Growth Fund paid no administration fees to Griffin Administrators for the fiscal year ended September 30, 1995.

  In addition to the management fee and the other fees paid to Griffin Advis-ers, Griffin Financial and Griffin Administrators, the Funds pay other ex-penses, such as legal, audit and custodian fees, proxy solicitation costs and the compensation of directors who are not affiliated with Griffin Advisers, Griffin Financial or Griffin Administrators.

PERFORMANCE
MONEY MARKET FUNDS
The Money Market Funds' performance may be advertised in terms of current yield or effective yield. In addition, the Tax-Free Money Market Fund's performance may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. These performance figures are based on historical results calculated un-der uniform SEC formulas and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in a Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calcu-lated similarly, but assume that the income earned from a Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent yield and the effective tax-equivalent yield of the Tax-Free Money Market Fund show the level of taxable yield needed to produce an after-tax equivalent of the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The application of the stated income tax rate results in a higher yield figure.

NON-MONEY MARKET FUNDS
From time to time, The Griffin Funds may advertise various performance data of the Non-Money Market Funds, including yield and total return information with respect to a class of shares of a Non-Money Market Fund. Total return and yield information of a class of shares is based on the historical earnings and per-formance of such class of shares of a Non-Money Market Fund and should not be considered representative of future performance.
  The total return of a class of shares of a Non-Money Market Fund will be cal-culated by subtracting (i) the public offering price (which includes the maxi-mum sales charge for shares) of one share of the class of shares at the begin-ning of the period, from (ii) the NAV at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share of the class of shares at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and capital gain distributions and changes in share price during the period for the class of shares. The Non-Money Market Funds may also, at times, calculate total return of a class of shares based on NAV per share of a class of shares (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor in the class of shares, pro-vided that total return data derived pursuant to the calculation described above are also presented.
  The yield of a class of shares of a Non-Money Market Fund will be computed by dividing its net investment income per share earned during a specified period by its public offering price per share (which includes the maximum sales charge) on the last day of such period and annualizing the result. Tax-equiva-lent yield for the Municipal Bond Fund and the California Tax-Free Fund, which assumes that a stated income tax rate has been applied to non-exempt income to derive the tax-exempt portion of the relevant Fund's yield, also may be adver-tised. For purposes of sales literature, these yields may also, at times, be calculated on the basis of the NAV per share of the class (rather than the pub-lic offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor in the class of shares, or by assuming that a sales charge other than the maximum sales charge (reflecting the volume dis-counts set forth above) is assessed, provided that yield data derived pursuant to the calculation described above are also presented. The annual report for The Griffin Funds contains additional performance information and is available upon request by calling The Griffin Funds at 1-800-676-4450.
  Because of differences in the fees and/or expenses borne by Class B Shares of the Non-Money Market Funds, the net yield on such shares can be expected, at any given time, to be lower than the net yield on Class A Shares. Standardized yield quotations will be computed separately for Class A Shares and Class B Shares.

DESCRIPTION OF INVESTMENTS

The following pages contain more detailed information about the types of in-struments in which the Funds may invest, and strategies Griffin Advisers may employ in pursuit of the Funds' investment objectives. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. Additional information about these instruments and investment practices is contained in the SAI. Except as specifically noted, policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

ASSET BACKED SECURITIES. All Funds may invest in Asset Backed Securities, which arise through the grouping by governmental, government-related, and private or-ganizations of loans, receivables and other assets originated by various lend-ers. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with princi-pal paid at maturity or specified call dates, Asset Backed Securities provide periodic payments which generally consist of both interest and principal pay-ments.
  The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an in-crease in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price appreciation.

  Mortgage backed securities represent an ownership interest in a pool of resi-dential mortgage loans, the interest on which is in most cases issued and guar-anteed by an agency or instrumentality of the U.S. Government, though not nec-essarily by the U.S. Government itself. One such type of mortgage backed secu-rity is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal Na-tional Mortgage Association ("FNMA") Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of obligation is guaranteed by FHLMC as to payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mort-gage backed securities issued by private issuers, whether or not such obliga-tions are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when Griffin Advisers deter-mines that they are readily marketable at the time of purchase. There is no limit on the amount or type of mortgage-backed securities the U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund or Growth & Income Fund may purchase, except that the California Tax-Free Fund will not purchase any mortgage backed securities issued by private issuers.
  The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities due to mortgage prepayments, mortgage refinancings or foreclosures, which in turn may affect Fund perfor-mance. The rate of mortgage prepayments, and hence the average life of the cer-tificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demo-graphic conditions. These prepayments tend to increase when interest rates de-cline, presenting a Fund with more principal to invest at lower rates. Such prepayments also are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing fu-ture payments. The converse also tends to be the case when interest rates rise.
  The Short-Term Bond Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund also may invest in collateralized mort-gage obligations ("CMOs") and multi-class pass-through mortgage securities. Multi-class pass-through mortgage securities are equity interests in a trust comprised of mortgage loans or other mortgage backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. CMOs and multi-class pass-through securities may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause a class to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. The Funds may also invest in inverse or reverse floating CMOs. In-verse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse or reverse floating CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Investments in inverse or reverse floating CMOs would be purchased to attempt to protect against a reduction in the in-come earned on the Fund's investments due to a decline in interest rates. The Funds would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage backed securities, the value will decrease as interest rates increase.

  The Non-Money Market Funds other than the Growth & Income Fund and the Growth Fund may invest in Stripped Mortgage Backed Securities ("SMBS"), which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mort-gage bankers, commercial banks and special subsidiaries of the foregoing. The Short Term Bond Fund may invest up to 10% of its net assets in SMBS.

  There are generally two classes of SMBS, one of which (the "IO class") enti-tles the holders thereof to receive distributions consisting solely or primar-ily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets") and the other of which (the "PO class") entitles the holders thereof to receive distributions con-sisting solely or primarily of all or a portion of the principal of the under-lying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepay-ments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets expe-rience greater than anticipated prepayments of principal, an investor in the IO class may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

  All of the Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are gener-ally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.
  Non-mortgage backed securities are not issued or guaranteed by the U.S. Gov-ernment or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institu-tion (such as a bank or insurance company) unaffiliated with the issuers of such securities. Only readily marketable non-mortgage backed securities that are rated "A" or better by S&P, or "A" or better by Moody's or that are deter-mined by Griffin Advisers to be of comparable quality at the time of purchase are eligible for purchase by the U.S. Government Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund and Growth & Income Fund. In addition, such securities generally will have remaining estimated lives at the time of pur-chase of five years or less.

BANKERS' ACCEPTANCES. The Money Market Funds may invest in Bankers Acceptances, which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are drawn on large banks and usually backed by goods in international trade.

BOND ANTICIPATION NOTES. The Tax-Free Money Market Fund, Municipal Bond Fund and California Tax-Free Fund may invest in Bond Anticipation Notes, which nor-mally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax revenue and bond anticipation notes are unsecured. The Tax-Free Money Market Fund intends to invest only in notes having a maximum maturity of 397 days.

CERTIFICATES OF DEPOSIT (CDS). All of the Funds may invest in CDs, which are negotiable certificates representing a depository institution's obligation to repay funds deposited with it, earning specified rates of interest over a given period of time. The Money Market Funds intend to invest in negotiable CDs with a stated maturity of 397 days or less. Many CDs by their terms are not withdrawable; others impose penalties upon early withdrawal. Because such in-struments trade in a developed secondary market, however, early withdrawal pen-alties should not affect the ability to dispose of the investment.

COMMERCIAL PAPER. All of the Funds may invest in commercial paper, which refers to short-term debt obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations. The Money Market Funds in-tend to invest in commercial paper having maximum maturities of 270 days.

COMMODITY-LINKED BONDS. The Bond Fund may invest in Commodity-Linked Bonds, which are bonds indexed to gold, silver, other precious metals, oil, coal and other commodities meeting certain internationally recognized specifications.

COMMON AND PREFERRED STOCKS. The Growth Fund may invest in common and preferred stocks, which represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders partici-pate in company profits on a pro rata basis; profits may be paid out in divi-dends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all cor-porate securities. While most preferred stocks pay a dividend, the Growth Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  The Growth Fund may invest in warrants, which are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrants (generally, two or more years).
  The Growth & Income Fund also may invest in common stocks. Under normal mar-ket conditions, at least 90% of the Growth & Income Fund's equity securities, including, for this purpose, convertible securities, will be issued by large companies (i.e., companies with a market capitalization of more than $1 bil-lion). Both the Growth Fund and the Growth & Income Fund may invest in equity securities of medium and smaller sized companies (i.e., those companies with at least $250 million but less than $1 billion in market capitalization) which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities. Investment in securities of such companies may involve greater risks than investments in larger companies. There may be some addi-tional risks associated with investments in medium and smaller companies be-cause their shares tend to be less liquid than securities of larger companies. Further, shares of medium and small companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks. The Growth & Income Fund's investments in medium and smaller companies is not expected to exceed 10% of the Fund's equity securi-ties.

CONVERTIBLE BONDS. The Bond Fund may invest in convertible bonds, which are fixed-income debt securities which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar non-convertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar non-convertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Bond Fund's net assets will be invested in convertible securities that are not either rated in the four highest rating categories by Moody's, S&P or another nationally recog-nized statistical rating organization, or unrated securities determined by the Adviser, under the direction of the Board of Directors, to be of comparable quality.

CONVERTIBLE SECURITIES. The Growth & Income Fund and the Growth Fund may pur-chase convertible securities that are fixed-income debt securities or pre-ferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. The Growth & Income Fund will seek to invest in convertible securities that provide current income and that are issued by companies that have a strong earnings and credit record. Convertible securities, while usually subordinate to similar non-convertible securities, are senior to common stock in an is-suer's capital structure. Convertible securities offer flexibility by provid-ing the investor with a steady income stream (generally yielding a lower amount than similar non-convertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the issuer's common stock or changes in market interest rates.

CORPORATE BONDS AND NOTES. All of the Funds except the U.S. Government Income, Municipal Bond and California Tax-Free Funds may invest in corporate bonds and notes, which include debt securities issued by domestic corporations, U.S. dollar-denominated debt securities issued by foreign corporations, Yankee bonds and supranational obligations. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. Supranational obliga-tions are U.S. dollar-denominated obligations issued by international entities such as The World Bank and the Inter-American Development Bank. A bond gener-ally is an interest-bearing security--an IOU--issued by companies or govern-mental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

  A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect the changes in interest rate levels. A bond's price usu-ally rises when interest rates fall, and vice versa, so its yield stays cur-rent. Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).
  Certain bonds have interest rates that are adjusted periodically which tend to minimize fluctuations in their principal value. In calculating the Fund's weighted average maturity the maturity of these securities may be shortened un-der certain specified conditions. Bonds may be senior or subordinated obliga-tions. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordi-nated debt.
  The Growth & Income Fund may invest up to 25% of its assets in corporate bonds and notes of investment grade quality. Securities with the lowest invest-ment grade rating have speculative characteristics and changes in economic con-ditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

DELAYED DELIVERY TRANSACTIONS. All of the Funds may participate in Delayed De-livery Transactions, which involve securities that are purchased on a when-is-sued or delayed delivery basis, with payment and delivery taking place at a fu-ture date. The Money Market Funds purchase securities on a delayed delivery ba-sis to generate income and to hedge against changes in interest rates and secu-rities' prices. The market value of securities purchased in this way may change before the delivery date, which could affect the market value of a Fund's as-sets. Ordinarily, a Fund will not earn interest on securities until they are delivered. The Funds may also buy and sell securities on a forward commitment basis. When delayed delivery purchases are outstanding, a Fund will set aside cash or liquid high quality debt instruments in a segregated custodial account to cover its purchase obligations. There is no limit on the amount of Non-Money Market Fund assets subject to delayed delivery transactions. See "Additional Securities and Investment Practices Shared by Certain Funds--Delayed Delivery Transactions" in the SAI.

DEMAND FEATURES. The Money Market Funds may invest in securities with demand features, which are puts that entitle a security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals not exceeding 397 days.

DERIVATIVE MUNICIPAL OBLIGATIONS. The Municipal Bond Fund and California Tax-Free Fund may invest in derivative municipal obligations, which include custo-dial receipts or certificates evidencing ownership of future interest payments, principal payments or both on underlying municipal securities. Derivative mu-nicipal obligations also include municipal securities with embedded interest rate derivative products. These Funds will not invest more than 20% of their respective total assets in derivative munic-ipal obligations. A discussion of interest rate derivative products is set forth in the SAI under "Derivative Municipal Obligations." These interest rate derivative products allow funds to hedge against fluctuations in interest rates. Investment in certain of these instruments (e.g., Inverse Components) may increase the volatility of these Funds' NAV and market value of these Funds' shares.

DOLLAR-DENOMINATED FOREIGN SECURITIES. Each of the Short-Term Bond Fund, the Bond Fund, the Growth & Income Fund, the U.S. Government Income Fund and the Growth Fund may invest in foreign securities, which are securities of foreign governments, private issuers and supranational organizations that are denomi-nated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with invest-ing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic develop-ments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of is-suers located in those countries. Each of the Short-Term Bond Fund, the Bond Fund and the Growth Fund may invest up to 25% of its total assets, and the Growth & Income Fund does not intend to invest more than 10% of its total as-sets, in foreign securities.

FOREIGN INDEX LINKED INSTRUMENTS. The U.S. Government Income Fund and the Bond Fund may invest up to 10% of their total assets in Foreign Index Linked In-struments. Foreign Index Linked Instruments are fixed income securities which are issued by U.S. issuers (including U.S. subsidiaries of foreign issuers) and are denominated in U.S. dollars but return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differen-tial in interest rates between particular countries. In the case of Foreign Index Linked Instruments linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or de-crease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. In the case of Foreign Index Linked Instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked In-strument. Foreign Index Linked Instruments may be issued by a U.S. governmen-tal agency or instrumentality or by a private issuer.

  The Foreign Index Linked Instruments which have been issued to date have been debt instruments closely resembling corporate debt securities, U.S. Gov-ernment Obligations or zero-coupon bonds ("Debt Securities") except for the benchmark to which payments of principal or interest are tied. In the future, other Foreign Index Linked Instruments may be created backed by mortgages or other assets which closely resemble mortgage backed securities or asset backed securities. Therefore, the risks previously described in this Prospectus, with respect to mortgage backed securities, asset backed securities or Debt Securi-ties, as the case may be, may also be equally applicable to a Foreign Index Linked Instrument.
  Foreign Index Linked Instruments also present certain risks not applicable to mortgage backed securities, asset based securities or Debt Securities. Such Foreign Index Linked Instruments may offer higher yields than comparable secu-rities linked to purely domestic indices but also may be more volatile. For-eign Index Linked Instruments are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indices. In addition, the value of Foreign Index Linked Instruments will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If Grif-fin Advisers is incorrect in its prediction as to the movements in the direc-tion of particular foreign currencies or foreign interest rates, the return realized by a Fund on a Foreign Index Linked Instrument may be lower than if the Fund had invested in a similarly rated domestic security. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by the Funds.

FUTURES CONTRACTS AND RELATED OPTIONS are contracts for the future delivery of securities (based on a specific security or index) and options on such con-tracts. A futures contract obligates either party to pay, and entitles the other party to receive, while the contract is outstanding, cash payments based on the value of the security or on the level of the securities index.
  The Non-Money Market Funds may engage in transactions in such futures con-tracts in an effort to hedge against market risks and/or manage cash flow into the Non-Money Market Funds. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Non-Money Market Funds can seek through the sale of futures contracts to offset a decline in the value of their portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Non-Money Market Funds, through the purchase of such contracts, can attempt to secure better rates or prices for the Non-Money Market Funds than might later be available in the market when they effect anticipated purchases. Alternatively, futures may be used to manage cash flows into and out of the Non-Money Market Funds. For example, the investment manager may wish to be fully invested in a partic-ular asset class. Through the use of futures, the manager can achieve this ob-jective immediately while temporarily deferring industry and security selec-tion, in the interest of timeliness.

  The acquisition of put and call options on futures contracts will give the Non-Money Market Funds the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract upon exercise of the option at any time during the option period.
  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of each Non-Money Market Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 30% of the market value of each Non-Money Market Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Non-Money Market Fund's qual-ification as a regulated investment company.
  Futures transactions involve brokerage costs and require the Non-Money Mar-ket Funds to segregate cash or liquid high quality debt instruments to cover contracts that would require the Non-Money Market Funds to purchase securities or currencies. All such contracts will be fully collateralized by the assets in the segregated account, which will be maintained by the custodian. The Non-Money Market Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Non-Money Market Funds had not entered into any futures transactions. In addition, the value of a Non-Money Market Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Non-Money Market Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out future positions. Where a liquid secondary market does not exist, a Non-Money Market Fund is unlikely to be able to control losses by closing out futures positions. Finally, gains and losses on investments in options and futures de-pend on Griffin Advisers' ability to predict correctly the direction of inter-est rates and other economic factors. The potential loss from the use of futures transactions can exceed a Non-Money Market Fund's initial investments in such contracts.

ILLIQUID INVESTMENTS. Each of the Money Market Funds may invest up to 10% of its net assets, and each of the Non-Money Market Funds may invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervi-sion of the Board of Directors, Griffin Advisers determines the liquidity of each Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments before maturity may be time-consuming and expensive and it may be difficult or impossible for a Fund to sell illiquid investments promptly at an acceptable price. See "Additional Securities and Investment Practices Shared by Certain Funds--Illiquid Investments" in the SAI.

INTEREST ONLY AND PRINCIPAL ONLY OBLIGATIONS. Each of the U.S. Government In-come Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund may make limited investments (not exceeding 20% of the relevant Fund's total as-sets) in separately traded principal and interest components of securities is-sued by the United States Treasury or which are restructured in the secondary market. The principal and interest components of selected U.S. Treasury secu-rities are traded independently under the Separate Trading of Registered In-terest and Principal of Securities program ("STRIPS"). Under the STRIPS pro-gram, the principal and interest components are individually numbered and sep-arately issued by the U.S. Treasury at the request of depository financial in-stitutions, which then trade the component parts independently. STRIPS, par-ticularly the interest component, are more volatile than coupon-bearing U.S. Treasury securities with comparable maturities.

INTEREST RATE SWAPS AND INTEREST RATE CAPS AND FLOORS. The Municipal Bond Fund, California Tax-Free Fund and Short-Term Bond Fund may participate in in-terest rate swaps and interest rate caps and floors, which are transactions that preserve a return or a spread on a particular investment or that protect against an increase in the price of securities anticipated for purchase at a later date. See "Additional Securities and Investment Practices of Specific Funds--Interest Rate Transactions" in the SAI.

MONEY MARKET INSTRUMENTS refer to instruments with remaining maturities of one year or less. Each of the Funds will hold a certain portion of its assets in money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less. For temporary, defen-sive purposes, the Funds may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

MUNICIPAL LEASE OBLIGATIONS AND CERTIFICATES OF PARTICIPATION. The Tax-Free Money Market Fund, Municipal Bond Fund and California Tax-Free Fund may invest in municipal lease obligations and certificates of participation, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. In certain instances, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibil-ity of default on the lease obligation and significant loss to the Fund. A participation interest in a municipal lease obligation represents a specified, undivided interest in the obligation in proportion to the purchased interest in the total amount of the obligation and may have limited marketability.

MUNICIPAL SECURITIES. The Money Market Funds, Municipal Bond Fund and Califor-nia Tax-Free Fund may invest in Municipal Securities, which include general ob-ligation securities, which are backed by the full taxing power of a municipali-ty, and revenue securities, which are backed by revenues of a specific tax, project or facility. Industrial revenue bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk. Private activity municipal securities, which may be subject to the federal al-ternative minimum tax, include securities issued to finance housing and other construction projects, student loans, and privately owned solid waste disposal and water and sewage treatment facilities.

OPTIONS. The Non-Money Market Funds may invest in options, which can be either put or call options on securities in which a Non-Money Market Fund may invest directly and are traded on registered domestic securities exchanges or result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System. The Growth & Income Fund may purchase or write options. Purchases of put and call options will be limited to 5% of the Growth & Income Fund's total assets. Purchases of covered put and call options are limited to 5% of each of the other Non-Money Market Funds' total assets; there is no limit on such Funds with respect to the writing of covered put and call options.

OTHER INVESTMENT COMPANIES. All of the Funds may invest in shares of other open-end management investment companies with consistent investment objectives, subject to the limitations of Section 12(d)(1) of the Investment Company Act of 1940, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and Griffin Advisers will waive its advisory fees for that portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or ac-quisition. Such investment companies can be expected to charge fees for certain operating expenses that would be in addition to those charged by the Funds. The Tax-Free Money Market Fund may invest in shares of another tax-free money mar-ket fund provided, however, that the Tax-Free Money Market Fund may only invest in a tax-free money market fund with a fundamental policy of investing, under normal conditions, at least 80 percent of its total assets in obligations that are exempt from federal income taxes and that are not subject to the federal alternative minimum tax. The Money Market Funds will only invest in the shares of other money market funds after conducting a credit analysis of such funds.

REPURCHASE TRANSACTIONS. All of the Funds may participate in repurchase trans-actions, which are transactions involving a purchase of a security by a Fund that simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of pur-chase. The resale price reflects the purchase price plus an agreed upon incremental amount. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experi-ence delays in recovering its cash or disposing of the securities obtained from the other party. To the extent that in the meantime, the value of the se-curities purchased may have decreased, a Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by Griffin Advisers. Repurchase agreements are, in ef-fect, loans of Fund assets.

RESOURCE RECOVERY BONDS. The Tax-Free Money Market Fund, Municipal Bond Fund and California Tax-Free Fund may invest in Resource Recovery Bonds, which are a type of revenue bond issued to build facilities such as solid waste inciner-ators or waste-to-energy plants. Typically, a private corporation will be in-volved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for the use of facilities. The viability of a resource recovery project, environmental protection regula-tions, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

RESTRICTED SECURITIES. All of the Funds may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale these securities can only be sold in privately ne-gotiated transactions or pursuant to an exemption from registration.

REVERSE REPURCHASE TRANSACTIONS. All of the Funds may participate in reverse repurchase transactions. In a reverse repurchase transaction, a Fund temporar-ily transfers possession of a portfolio instrument to another party such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon price and time. Reverse repur-chase agreements are, in effect, borrowings by the Funds. Each Fund expects that it will engage in reverse repurchase agreements for the limited purpose of meeting redemptions. Reverse repurchase agreements may increase the risk of fluctuation in the market value of each Fund's assets or in its yield. As a matter of fundamental policy, each Money Market Fund may not engage in reverse repurchase agreements in an amount exceeding 10% of its total assets. When a Fund enters into a reverse repurchase transaction, it will place cash or liq-uid high quality debt instruments in a segregated account with its custodian in an amount at least equal to its obligations under the reverse repurchase transaction.

SECURITIES LENDING. To increase return on portfolio securities, the Short-Term Bond Fund, Bond Fund, Growth & Income Fund and Growth Fund may lend their portfolio securities to broker-dealers and other institutional investors pur-suant to agreements requiring that the loans be continuously secured by col-lateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiv-ing additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Griffin Ad-visers to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all out-standing loans of a Fund may not exceed 33 1/3% of the value of its total as-sets.

STANDBY COMMITMENTS. The Tax-Free Money Market Fund, the Municipal Bond and the California Tax-Free Fund may invest in standby commitments, which are puts that entitle the security holder to same-day settlement at amortized cost plus accrued interest. Issuers or financial intermediaries who provide demand fea-tures or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from domes-tic or foreign banks. LOCs also may be used as credit supports for other types of municipal instruments. Griffin Advisers may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Griffin Advisers will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

TAX AND REVENUE ANTICIPATION NOTES. The Tax-Free Money Market Fund, Municipal Bond Fund and California Tax-Free Fund may invest in Tax and Revenue Anticipa-tion Notes, which are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues.

TAX-EXEMPT COMMERCIAL PAPER. The Tax-Free Money Market Fund, the Municipal Bond Fund and the California Tax-Free Fund may purchase tax-exempt commercial paper, which is issued by municipalities to help provide short-term capital or finance operating needs.

TAX-EXEMPT SECURITIES. The Municipal Bond and California Tax-Free Funds may invest in tax-exempt securities, which include those on which the interest rate on which has been divided into two or more different components. Typical-ly, one component (the "Auction Component") pays an interest rate that is re-set periodically through an auction process or by reference to an interest rate index and is essentially a variable or floating rate obligation. A second component (the "Inverse Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal se-curities and the rate paid on the Auction Component. Inverse Components may also pay a rate of interest determined by subtracting a multiple of a variable or floating rate from the total amount paid by the issuer of the tax-exempt security. Either Fund may purchase Auction

Components without limitation and, with respect to up to 20% of the Fund's to-tal assets, may purchase Inverse Components. Because the interest rate paid to holders of Inverse Components is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to Inverse Component holders will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Moreover, the extent of the increases and decreases in the value of an Inverse Component in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal se-curity having similar credit quality, redemption provisions and maturity. In-vestments in Inverse Components may therefore increase the volatility of the NAV of Fund shares.

TENDER OPTION BONDS. The Tax-Free Money Market Fund may invest in tender option bonds, which are created by coupling an intermediate or long-term, fixed rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at its face value. In return for providing the tender option, the sponsor (usually a bank, broker-dealer or other financial institution) re-ceives periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par value. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the tender option agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. A sponsor may terminate a tender option if, for example, the issuer of the un-derlying bond defaults on interest payments.

U.S. GOVERNMENT OBLIGATIONS. All of the Funds may invest in U.S. Government Ob-ligations, which are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Not all U.S. Government Obligations are di-rect obligations of the U.S. Treasury. Payment of their principal and interest may be backed by the full faith and credit of the United States (e.g., U.S. Treasury bills and GNMA certificates) or solely by the issuing or guaranteeing agency or instrumentality itself (e.g., FNMA notes). In the latter case, in-vestors must look to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. GNMA certificates and FNMA notes represent ownership interests in a pool of mortgages and the resulting cash flow from those mortgages. The stated maturities of these obligations may be shortened by unscheduled prepayments of principal and interest on the underlying mortgages, thereby affecting a Fund's yield.

VARIABLE OR FLOATING RATE INSTRUMENTS. All of the Funds may invest in variable or floating rate instruments (including notes purchased directly from issuers), which bear variable or floating interest rates and may carry a demand feature that permits holders to demand full payment from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated market-based interest rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas generally are designed to result in a market value for the instrument that approximates its par value. These formulas also limit the increase or decrease in the amount of interest received on the debt instruments.

ZERO COUPON BONDS. The Tax-Free Money Market Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund may invest in zero coupon bonds, which are bonds that do not make regular interest pay-ments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating dividends, the Funds will take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

INVESTMENT LIMITATIONS

Each Fund's investment objective, as set forth in the "Funds in Brief" sec-tion, is fundamental; that is, it may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securi-ties. In addition, any fundamental investment policy may not be changed with-out such shareholder approval. If The Griffin Funds' Board of Directors deter-mines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is non-fundamental.

MONEY MARKET FUNDS

The following summarizes each Money Market Fund's principal investment limita-tions. A complete listing is contained in the SAI.
(1) Each Fund normally may not invest more than 5% of its total assets in the securities (other than U.S. Government securities) of any one issuer. Un-der certain conditions, however, each Fund may invest up to 10% of its to-tal assets in the first tier securities of a single issuer for up to three days.
(2) Each Fund will not purchase a security (other than U.S. Government securi-ties) if, as a result, more than 25% of its total assets would be invested in a particular industry, except that the Money Market Fund will concen-trate more than 25% of its total assets in the financial services indus-try.
(3) Each Fund may not purchase more than 10% of the outstanding voting securi-ties of any one issuer (other than U.S. Government securities).

(4) Each Fund may not invest more than 5% of the value of its total assets in the securities (other than U.S. Government securities) of issuers having a record, together with predecessors, of less than three years of continuous operation.
(5) Each Fund (a) may borrow money for temporary or emergency purposes or en-gage in reverse repurchase agreements in an amount not to exceed 10% of its total assets; and (b) may not purchase any security while borrowings repre-senting more than 5% of its total assets are outstanding; and
(6) Each Fund (a) may make securities or other loans to other parties, but not in excess of 33 1/3% of its total assets, and (b) may engage in repurchase agreements.
  Limitations 1, 2, 5 and 6(a) are fundamental limitations. Each Money Market Fund's investment policies and limitations, unless otherwise indicated, are not fundamental, and may be changed without shareholder approval. Except for the percentage limitation in 6(a), these limitations and policies are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in circumstances.
  Because the Money Market Fund concentrates more than 25% of its total assets in the financial services industry, its performance may be affected by condi-tions affecting banks and other financial services companies. Companies in the financial services industry are subject to various risks related to that indus-try, such as governmental regulation, changes in interest rates and exposure on loans, including loans to foreign borrowers.
  Investments in the financial services industry will consist of obligations of domestic banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies and a variety of firms in the insurance field. These obligations will consist of time deposits, certificates of deposit, bankers' acceptances and commercial paper.

NON-MONEY MARKET FUNDS

The following summarizes each Non-Money Market Fund's principal investment lim-itations. A complete listing is contained in the SAI. Each Fund may not:
(1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations, and except that this re-striction does not apply to the California Tax-Free Fund, which is a non-diversified fund.
(2) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securi-ties of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) with respect to the California

    Tax-Free Fund and the Municipal Bond Fund, there is no limitation with re-spect to municipal obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be municipal obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(3) Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified in the SAI.
If a percentage limitation is satisfied at the time of investment, a later in-crease or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limita-tion.

  In order to permit the sale of a Fund's shares in certain states, a Fund may make commitments that are more restrictive than the investment policies and limitations described above and in the SAI. Such commitments may have an ef-fect on the investment performance of the Funds. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may re-voke the commitment and cease sales of its shares in the state involved.

INVESTMENT ADVISER
  Griffin Financial Investment Advisers
  5000 Rivergrade Road
  Irwindale, CA 91706

SUB-ADVISER TO THE MONEY MARKET FUND, TAX-FREE MONEY MARKET FUND, U.S. GOVERNMENT INCOME FUND, MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE FUND
  Payden & Rygel Investment Counsel

  333 South Grand Avenue, 32nd Floor
  Los Angeles, California 90071

SUB-ADVISER TO THE BOND FUND AND GROWTH & INCOME FUND
  The Boston Company Asset Management, Inc.
  One Boston Place
  Boston, Massachusetts 02108

SUB-ADVISER TO THE SHORT-TERM BOND FUND AND GROWTH FUND
  T. Rowe Price Associates, Inc.
  100 East Pratt Street
  Baltimore, Maryland 21202

SPONSOR AND DISTRIBUTOR
  Griffin Financial Services
  5000 Rivergrade Road
  Irwindale, CA 91706

TRANSFER AGENT AND CUSTODIAN
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, Missouri 64105

INDEPENDENT AUDITOR
  KPMG Peat Marwick LLP
  725 South Figueroa Street
  Los Angeles, California 90017

LEGAL COUNSEL

  Morrison & Foerster LLP
  2000 Pennsylvania Avenue, N.W.
  Washington, D.C. 20006

For more information about the Funds, simply call (800) 676-4450, or write:
  Griffin Financial Services
  5000 Rivergrade Road
  Irwindale, CA 91706

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE
SECURITIES COMMISSION OR ANY OTHER REGULATORY
AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                         The Griffin Portfolio Builder

                            NEW ACCOUNT APPLICATION

                                                        FOR ISO USE ONLY:
Complete both sides of this application. Mail to        REP. NAME:
The Griffin Funds, P.O. Box 419245, Kansas City,
Missouri 64141 or return to a Griffin                   REP.#:BRANCH#:
representative at any Home Savings or Savings of America branch. Please read the prospectus for more information on the optional features listed below.

FOR HELP WITH THIS APPLICATION CALL THE GRIFFIN         GFS ACCT.#:
FUNDS AT 1-800-876-4450.


[_] NEW APPLICATION[_] CHANGE TO EXISTING ACCOUNT
NUMBER _____________________________________________

 1 Account Ownership
Check one box only and complete the information requested on the right. Please use blue or black ink and print clearly.

[_] Individual
             Owner's name _________________  Social Security number ___________

[_] Joint tenant*
             Joint owner's name ___________  Social Security number ___________

             Joint owner's name  __________  Social Security number ___________

[_] Gift/transfer to a minor
             Custodian's name _____________  under the __ (state)
                                             UGMA.

             Minor's name _________________  Social Security number ___________

[_] Trust    Trustee's name _______________  Tax ID number ____________________

             Trustee's name _______________

             As trustees of (name of         Date of Trust ____________________
             trust) _______________________

[_] Corporation
             Name _________________________

[_] Partnership
             Tax ID number  _______________

[_] Other
             An authorized officer or
             partner must sign in SECTION
             7.

* The account will be registered as "joint tenants with right of survivorship" unless otherwise specified.

 2 Mailing Address
Street Address _____________________________________ Daytime phone ____________

City __________________________  State   Zip ______  Evening phone ____________

State of residence (if different from
above) _________________________________

Citizenship of owner:
            [_] U.S.
                   [_] Resident alien
                              [_] Non-resident alien: country of tax
                              residence _______________________________________

 3 Strategy Selection
Minimum initial investment amount: $10,000 per strategy. Please make check payable to The Griffin Funds.
Indicate investment purchase in the following strategies:
                      AMOUNT                                           AMOUNT
--------------------------------------------------------------------------------
CONSERVATIVE STRATEGY
                    $ ____
                                             TAX-ADVANTAGED CONSERVATIVE
                                             STRATEGY
                                                                     $ ____

                                             TAX-ADVANTAGED MODERATE STRATEGY

                                                                     $ ____
MODERATE STRATEGY   $ ____

                                             TAX-ADVANTAGED BALANCED STRATEGY

                                                                     $ ____
BALANCED STRATEGY   $ ____

                                             (available to California
GROWTH STRATEGY     $ ____                   residents only)
HIGH-GROWTH STRATEGY$ ____

 4 Bank Account Information and Authorization
Please complete this section if you have requested that payments be made directly to your bank, and attach a blank voided check or preprinted deposit slip; if you have selected the automatic investment feature; or if you may at anytime request that redemption proceeds be credited to your bank account. THIS INFORMATION IS REQUIRED FOR ANY SPECIAL USE PRIVILEGE, AUTOMATIC CLEARING HOUSE
(ACH) OR ELECTRONIC FUNDS TRANSFER ACTIVITIES.

Name of bank _______________________  Bank account number _____________________

Address of bank ____________________  ABA/bank routing number (if known) ______

Signature __________________________  Date ____________________________________

Application continued on reverse side


                        [LOGO OF GRIFFIN FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
 5 Optional Features
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (DOLLAR COST AVERAGING)

You may invest automatically on a regular basis directly from your bank account to The Griffin Funds. To establish this feature, complete the information below and in SECTION 4 and attach a blank voided check or preprinted deposit slip. Automatic investments will be debited from your account on or about the 5th or 20th. Investments will begin approximately two weeks after this application is received. MINIMUM INVESTMENT AMOUNT IS $100.00.

[_] I authorize you to charge my bank account and make payments to The Griffin Funds upon instructions from The Griffin Funds. Your right for making payments for these charges shall be the same as if each charge were made and signed per-sonally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it. Until such change is made, I agree that you are fully protected in paying any charge under this authority, and if a charge is not made, whether intentionally or inadvertently, you shall have no liability whatsoever.

Signature __________________________________________   Date ___________________

Joint Owner ________________________________________   Date ___________________

Specify amount $         Date (choose one)   [_] 5th   [_] 20th     How often?
(choose one) [_] Monthly  [_] Quarterly

DIRECT DEPOSITS

You may invest directly from your paycheck or your Social Security check. The minimum investment is $100 per pay period.

[_] Check here to establish this feature. An authorization form will be sent to you.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

You may have your dividends and capital gains distributions reinvested into your Money Market Fund or Tax-Free Money Market Fund Account. To establish this feature, check the appropriate box below:

Reinvest all dividends and capital gains distributions into my:

[_] Money Market Fund Account     [_] Tax-Free Money Market Fund Account

SYSTEMATIC WITHDRAWALS

This feature is available only on accounts with $10,000 or more. Systematic withdrawals must be $50 or more. Withdrawals are made on or about the 25th day of the month (or the next business day). Shares will be redeemed in accordance with the hierarchy described in Section 13 of the Client Agreement. To elect this feature, complete the following:

Specify amount $ __________

Beginning date (month/year):      /      How
often? [_] Monthly  [_] Quarterly  [_] Semi-annually  [_] Annually

WITHDRAWALS WILL BE MAILED TO YOU UNLESS YOU INDICATE OTHERWISE.

[_] Send withdrawals to other individual (complete PAYMENTS TO OTHERS Section below)

[_] Deposit withdrawals in my bank account (complete SECTION 4)

PAYMENTS TO OTHERS
This option is available only for systematic withdrawals.

Send to: Name __________________________________________________________________

Street Address _____________________  City ____________  State    Zip _________

 6 Telephone Exchanges and Redemptions
By telephone, you have the ability to make redemptions or exchanges between Funds with the same ownership. This privilege is automatic, unless you indicate otherwise.

IF YOU DO NOT WANT THIS FEATURE, CHECK AND INITIAL
HERE: [_] INITIALS _________________________________

 7 Signature
Your application cannot be processed if you do not provide a Social Security or Taxpayer Identification Number in Section 1 or fail to provide signatures of all registered owners.

I have read the applicable prospectus and this application and agree to the terms. I authorize the instructions given on this form. I certify, under penal-ties of perjury that:

[_] I am a U.S. citizen or resident alien, and that 1) the Social Security or Taxpayer Identification Number shown is correct, and 2) that the IRS has never notified me that I am subject to 31% backup withholding or has notified me that I am no longer subject to backup withholding.

[_] I am an exempt foreign citizen, and I am not a U.S. citizen or resident alien.

Signature __________________________  Joint Owner _____________________________

Additional Owner(s) ________________  Date ____________________________________

If you have a Griffin Funds representative, please and branch location _______ indicate his/her name _____________________________

SF-24049-7 (REV. B 1/96)


                     [LOGO OF GRIFFIN FUNDS APPEARS HERE]

                            THE GRIFFIN FUNDS, INC.

                               MONEY MARKET FUND
                          TAX-FREE MONEY MARKET FUND
                             SHORT-TERM BOND FUND
                          U.S. GOVERNMENT INCOME FUND
                              MUNICIPAL BOND FUND
                           CALIFORNIA TAX-FREE FUND
                                   BOND FUND
                             GROWTH & INCOME FUND
                                  GROWTH FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               JANUARY 31, 1996

The Griffin Funds, Inc. ("The Griffin Funds") is a professionally managed, open-end investment company. This Statement of Additional Information contains information about each of The Griffin Funds' investment portfolios -- the Money Market Fund, the Tax-Free Money Market Fund (the "Money Market Funds"), the Short-Term Bond Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund, the Growth & Income Fund and the Growth Fund (the "Non-Money Market Funds") (collectively, the "Funds") and relates to the single class of shares offered by the Money Market Funds and the two classes of shares offered by each Non-Money Market Fund -- Class A Shares and Class B Shares. This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current Prospectus, dated January 31, 1996, as supplemented from time to time. All terms used herein that are defined in the Prospectus will have the meanings assigned in the Prospectus. Please retain this Statement of Additional Information for future reference. To obtain additional copies of this Statement of Additional Information or of the Funds' Prospectus, please call The Griffin Funds at 1-800-676-4450.

TABLE OF CONTENTS                                                                          PAGE
General Information......................................................................     3
Investment Limitations...................................................................     3
  Money Market Fund......................................................................     3
  Tax-Free Money Market Fund.............................................................     5
  Short-Term Bond Fund...................................................................     6
  U.S. Government Income Fund............................................................     9
  Municipal Bond Fund....................................................................     11
  California Tax-Free Fund...............................................................     13
  Bond Fund..............................................................................     15
  Growth & Income Fund...................................................................     17
  Growth Fund............................................................................     19
  Additional Securities and Investment Practices Shared by Certain Funds.................     21

TABLE OF CONTENTS                                                                         PAGE
 Additional Securities and Investment Practices of Specific Funds........................    28
 Additional Securities and Investment Practices of the Tax Free Money Market Fund Only...    37
 Additional Securities and Investment Practices of the Bond Fund Only....................    41
 Additional Securities and Investment Practices of the Growth & Income Fund Only.........    42
 Special Factors Affecting the California Tax-Free Fund..................................    42
Portfolio Transactions...................................................................    54
Valuation of Portfolio Securities........................................................    56
Performance..............................................................................    57
Additional Purchase and Redemption Information...........................................    63
Distributions and Taxes..................................................................    64
Service Providers........................................................................    68
Directors and Officers...................................................................    69
Management Contracts.....................................................................    71
Distribution and Service Plans...........................................................    74
Description of The Griffin Funds.........................................................    77
Appendix.................................................................................    80


Investment Adviser
------------------
Griffin Financial Investment Advisers ("Griffin Advisers")

Sub-Adviser to the Money Market Fund, the Tax-Free Money Market Fund, the U.S.
------------------------------------------------------------------------------
Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund
--------------------------------------------------------------------------------
Payden & Rygel Investment Counsel ("Payden & Rygel")

Sub-Adviser to the Growth Fund and the Short-Term Bond Fund
-----------------------------------------------------------
T. Rowe Price Associates, Inc. ("T. Rowe Price")

Sub-Adviser to the Bond Fund and the Growth & Income Fund
---------------------------------------------------------
The Boston Company Asset Management, Inc. ("TBCAM")

Distributor
-----------
Griffin Financial Services ("Griffin Financial")

Transfer Agent and Custodian
----------------------------
Investors Fiduciary Trust Company ("IFTC")

                              GENERAL INFORMATION

     The Griffin Funds was organized as a Maryland corporation on August 5, 1993. The Griffin Funds is an open-end, series management investment company.

                            INVESTMENT LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, subsequent changes in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     Each Fund's fundamental investment policies and limitations may not be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund. However, except for investment limitations described as being fundamental, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

                INVESTMENT LIMITATIONS OF THE MONEY MARKET FUND
                -----------------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE MONEY MARKET FUND MAY NOT:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of its total assets would be invested in the securities of that issuer, except as permitted under Rule 2a-7;

     2. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     3. borrow money, except that the Money Market Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 10% of the value of the Money Market Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 10% limitation. The Money Market Fund will not make additional investments in securities while borrowings equal or exceed 5% of Fund assets;

     4. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Money Market Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer may be considered an underwriting within the meaning of the Securities Act of 1933;

     5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result, more than 25% of the Money Market Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that it will invest more than 25% of its total assets in the financial services industry;

     6. purchase or sell real estate (including real estate limited partnerships), or securities issued by real estate investment trusts;

     7.    purchase or sell commodities, or commodity (futures) contracts;

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but the Fund may purchase debt securities or enter into repurchase agreements without regard to this limitation);

     9. invest in oil, gas or other mineral exploration, lease or development programs; or

     10. invest in companies for the purpose of exercising control or management.

THE FOLLOWING INVESTMENT lIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Money Market Fund does not currently intend to purchase any security if, as a result, more than 10% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (ii) The Money Market Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Money Market Fund's total assets.

     (iii) The Money Market Fund does not currently intend to make short sales of securities.

     (iv) The Money Market Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities.

     (v) The Money Market Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Money Market Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers who, individually, own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

           INVESTMENT LIMITATIONS OF THE TAX-FREE MONEY MARKET FUND
           --------------------------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE TAX-FREE MONEY MARKET FUND MAY NOT:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the Tax-Free Money Market Fund would hold more than 10% of the outstanding voting securities of any issuer;

     2. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     3. borrow money, except that the Tax-Free Money Market Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 10% of the value of the Tax-Free Money Market Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 10% limitation. The Tax-Free Money Market Fund will not make additional investments in securities while borrowings equal or exceed 5% of Fund assets;

     4. underwrite securities issued by others, except to the extent that the purchase of municipal bonds in accordance with the Tax-Free Money Market Fund's investment objective, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the Tax-Free Money Market Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Tax-Free Money Market Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     7.    purchase or sell commodities or commodity contracts;

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but the Fund may purchase debt securities or enter into repurchase agreements without regard to this limitation); or

     9. invest in oil, gas or other mineral exploration, lease or development programs.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Tax-Free Money Market Fund does not currently intend to purchase any security if, as a result, more than 10% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (ii) The Tax-Free Money Market Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Tax-Free Money Market Fund's total assets.

     (iii) The Tax-Free Money Market Fund does not currently intend to make short sales of securities.

     (iv) The Tax-Free Money Market Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchase and sales of securities.

     (v) The Tax-Free Money Market Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Tax-Free Money Market Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For purposes of the foregoing limitations, Griffin Advisers identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Griffin Advisers will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

              INVESTMENT LIMITATIONS OF THE SHORT-TERM BOND FUND
              --------------------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE SHORT-TERM BOND FUND MAY NOT:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Short-Term Bond Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Short-Term Bond Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the Short-Term Bond Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Short-Term Bond Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Short-Term Bond Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate, including real estate limited partnerships, (but this shall not prevent the Short-Term Bond Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein);

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities of other instruments (but this shall not prevent the Short-Term Bond Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements);

     9. invest in oil, gas, or other mineral exploration, leasing or development programs or leases; or

     10. lend any portfolio security unless collateral values are continuously maintained at not less than 100% by marking to market daily.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Short-Term Bond Fund does not currently intend to make short sales of securities; provided, however, that the Short-Term Bond Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases and sales of futures contracts or of options on futures contracts.

     (ii) The Short-Term Bond Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Short-Term Bond Fund's total assets, or warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") in excess of 2% of the value of the Short-Term Bond Fund's net assets.

     (iii) The Short-Term Bond Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iv) The Short-Term Bond Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The Short-Term Bond Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (v) The Short-Term Bond Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale, or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (vi) The Short-Term Bond Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof, securities of pooled investment vehicles and mortgage or asset-backed securities) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Short-Term Bond Fund does not currently intend to purchase or retain the securities of any issuer other than the Short-Term Bond Fund, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such outstanding securities.

           INVESTMENT LIMITATIONS OF THE U.S. GOVERNMENT INCOME FUND
           ---------------------------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE U.S. GOVERNMENT INCOME FUND MAY NOT:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the U.S. Government Income Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the U.S. Government Income Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the U.S. Government Income Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the U.S. Government Income Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the U.S. Government Income Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the U.S. Government Income Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein;

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the U.S. Government Income Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. invest in oil, gas or other mineral exploration, leasing or development programs; or

     9. invest in companies for the purpose of exercising control or management.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The U.S. Government Income Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The U.S. Government Income Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (ii) The U.S. Government Income Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the U.S. Government Income Fund's total assets.

     (iii) The U.S. Government Income Fund does not currently intend to make short sales of securities; provided, however, that it may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The U.S. Government Income Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however, that it may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (v) The U.S. Government Income Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The U.S. Government Income Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     (vii) The U.S. Government Income Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

               INVESTMENT LIMITATIONS OF THE MUNICIPAL BOND FUND
               -------------------------------------------------

AS A MATTER OF FUNDAMENTAL INVESTMENT POLICY, THE MUNICIPAL BOND FUND MAY NOT:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Municipal Bond Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Municipal Bond Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) there is no limitation with respect to municipal obligations (for purposes of this limitation, Industrial Development Revenue bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be municipal obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the Municipal Bond Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Municipal Bond Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that the disposition of securities purchased by the Municipal Bond Fund in accordance with its investment objective, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Municipal Bond Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Municipal Bond Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

     9. invest in oil, gas, or other mineral exploration, leasing or development programs; or

     10. invest in companies for the purpose of exercising control or management.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Municipal Bond Fund does not currently intend to purchase the securities of any issuer, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     (ii) The Municipal Bond Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Municipal Bond Fund's total assets.

     (iii) The Municipal Bond Fund does not currently intend to make short sales of securities; provided however that the Municipal Bond Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The Municipal Bond Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchase and sales of securities; provided however that the Municipal Bond Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (v) The Municipal Bond Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The Municipal Bond Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (vi) The Municipal Bond Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Municipal Bond Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     For purposes of the foregoing limitations, Griffin Advisers identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Griffin Advisers will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

            INVESTMENT LIMITATIONS OF THE CALIFORNIA TAX-FREE FUND
            ------------------------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE CALIFORNIA TAX-FREE FUND MAY NOT:

     1. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     2. borrow money, except that the California Tax-Free Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     3. underwrite any issue of securities, except to the extent that the disposition of securities purchased by the California Tax-Free Fund in accordance with its investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

     4. purchase any securities which would cause 25% or more of the value of the California Tax-Free Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) there is no limitation with respect to municipal obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be municipal obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     5. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the California Tax-Free Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the California Tax-Free Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     7. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

     8. invest in oil, gas or other mineral exploration, leasing or development programs;

     9. invest in companies for the purpose of exercising control or management; or

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) To meet federal tax requirements for qualification as a "regulated investment company," the California Tax-Free Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.

     (ii) The California Tax-Free Fund does not currently intend to purchase a security if, as a result, more than 5% of its total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of a company with less than three years' operating history.

     (iii) The California Tax-Free Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the California Tax-Free Fund's total assets.

     (iv) The California Tax-Free Fund does not currently intend to make short sales of securities; provided, however, that the California Tax-Free Fund may purchase and sell futures contracts, and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options in futures contracts.

     (v) The California Tax-Free Fund does not currently intend to purchase any securities on margin; provided, however, that the California Tax-Free Fund may make initial and variation margin payments in connection with purchases and sales of futures contracts or options on futures contracts.

     (vi) The California Tax-Free Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreement with any party. The California Tax-Free Fund will not purchase any security while borrowing representing more than 5% of its total assets are outstanding.

     (vii) The California Tax-Free Fund does not currently intend to purchase the securities of any issuer, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such outstanding securities.

     For purposes of the foregoing limitations, Griffin Advisers identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Griffin Advisers will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments, the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities, and whether a governmental body is guaranteeing the security.

                    INVESTMENT LIMITATIONS OF THE BOND FUND
                    ---------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE BOND FUND MAY NOT:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Bond Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Bond Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the Bond Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Bond Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Bond Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate, including real estate limited partnerships, (but this shall not prevent the Bond Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein);

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities of other instruments (but this shall not prevent the Bond Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements); or

     9. invest in oil, gas, or other mineral exploration, leasing or development programs or leases.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Bond Fund does not currently intend to make short sales of securities; provided, however, that the Bond Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases and sales of futures contracts or of options on futures contracts.

     (ii) The Bond Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Bond Fund's total assets.

     (iii) The Bond Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iv) The Bond Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The Bond Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (v) The Bond Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale, or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (vi) The Bond Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Bond Fund does not currently intend to purchase or retain the securities of any issuer other than the Bond Fund, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such outstanding securities.

              INVESTMENT LIMITATIONS OF THE GROWTH & INCOME FUND
              --------------------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE GROWTH & INCOME FUND MAY NOT:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities except as permitted under the 1940 Act or applicable Securities and Exchange Commission ("SEC") rules, regulations or orders;

     4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein;

     7. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements);

     8. invest in oil, gas or other mineral exploration, leasing or development programs; or

     9. invest in companies for the purpose of exercising control or management.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Fund may borrow money only (a) from a bank or from a registered investment company, or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (ii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's total assets.

     (iii) The Fund does not currently intend to make short sales of securities; provided, however, that the Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however that this limitation shall not limit the Fund's ability to purchase or sell futures contracts.

     (v) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

     (vi) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers, who individually, own more than one half of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

                   INVESTMENT LIMITATIONS OF THE GROWTH FUND
                   -----------------------------------------

AS A MATTER OF FUNDAMENTAL POLICY, THE GROWTH FUND MAY NOT:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities except as permitted under the 1940 Act or applicable Securities and Exchange Commission ("SEC") rules, regulations or orders;

     4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein;

     7. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements);

     8. invest in oil, gas or other mineral exploration, leasing or development programs;

     9. invest in companies for the purpose of exercising control or management; or

     10. lend any portfolio security unless collateral values are continuously maintained at not less than 100% by marking to market daily.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Growth Fund may borrow money only (a) from a bank or from a registered investment company, or (b) by engaging in reverse repurchase agreements with any party. The Growth Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (ii) The Growth Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Growth Fund's total assets, or warrants which are not listed on the NYSE or ASE in excess of 2% of the value of the Growth Fund's net assets.

     (iii) The Growth Fund does not currently intend to make short sales of securities; provided, however, that the Growth Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The Growth Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however that this limitation shall not limit the Growth Fund's ability to purchase or sell futures contracts.

     (v) The Growth Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

     (vi) The Growth Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof, securities of pooled investment vehicles and mortgage or asset-backed securities) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Growth Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers, who individually, own more than one half of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

    ADDITIONAL SECURITIES AND INVESTMENT PRACTICES SHARED BY CERTAIN FUNDS
    ----------------------------------------------------------------------

     CONVERTIBLE BONDS. The Short-Term Bond Fund, the Bond Fund and the Growth Fund may invest in Convertible Bonds which are fixed-income debt securities which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar non-convertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar non-convertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Bond Fund's net assets will be invested in convertible securities that are not either rated in the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated securities determined by Griffin Advisers, under the direction of the Board of Directors, to be of comparable quality.

     DELAYED DELIVERY TRANSACTIONS. Each of the Funds may buy and sell securities on a delayed delivery or when-issued basis without limitation. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

     When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with a Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other liquid high quality assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Each of the Funds may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

     A Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. A Fund also may enter into such transactions to generate income. In such instances, a Fund agrees to resell its purchase commitment to a third-party seller at the current market price on the date of sale and concurrently enters into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund receives a negotiated fee. The purchase of securities with a settlement date occurring on the Pacific Securities Association approved settlement date is considered a normal delivery and not a "when-issued" or "forward commitment" purchase.

     DOLLAR-DENOMINATED FOREIGN SECURITIES. The Short-Term Bond Fund, the Bond Fund, the Growth Fund, the U.S. Government Income Fund and the Growth & Income Fund may invest in Dollar-Denominated Foreign Securities which are securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     FUTURES CONTRACTS. Each of the Non-Money Market Funds may engage in transactions in futures contracts in an effort to hedge against market risks and/or manage cash flow into a Non-Money Market Fund. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or, in the case of futures contracts on indexes of securities, for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying a contract are delivered by the seller and paid for by the purchaser, or on which, in the case of a stock index futures contract, an amount equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the value of such index at the time the futures contract was originally entered into is settled between the purchaser and seller in cash. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the time the contract is entered into. Instead, an amount of cash or cash equivalents, the value of which may vary but is generally equal to 2% or less of the value of the contract, must be deposited with the broker as initial deposit or "margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

     At any time prior to the expiration of a futures contract, a Fund may elect to close out the Fund's position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the Fund is required to be paid to the exchange clearing corporation, while any profit due to the Fund must be delivered to it.

     Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract (i.e., margin payments). However,
                                             - -
the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

     Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     A decision as to whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Funds' adviser and sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in their judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Funds for hedging purposes is also subject to the ability of the Funds' adviser and sub-adviser to predict correctly movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments, underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it hedged, because it would have offsetting losses in its futures positions.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions.

     ILLIQUID INVESTMENTS are investments that may not be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, Griffin Advisers determines the liquidity of each Fund's investments and, through reports from Griffin Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, Griffin Advisers may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments considered by the Money Market Funds to be illiquid may include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and restricted securities and time deposits determined by Griffin Advisers to be illiquid. Investments currently considered by the Short-Term Bond Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and restricted securities and time deposits determined by Griffin Advisers to be illiquid. Investments currently considered by U.S. Government Income Fund to be illiquid include over-the-counter options. Investments that may be considered by the Growth & Income Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, loans and other direct debt instruments, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, restricted securities, government-stripped fixed-rate mortgage-backed securities, and swap agreements determined by Griffin Advisers to be illiquid. However, with respect to over-the-counter options that the Growth & Income Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and nature and terms of any agreement the Fund may have to close out the option before expiration.

     If through a change in values, net assets or other circumstances, a Money Market Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Similarly, if through a change in values, net assets or other circumstances, a Non-Money Market Fund were in a position where more than 15% of its total assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     OPTIONS. The Non-Money Market Funds may purchase put and call options in an amount not exceeding 5% of a Fund's total assets. The Funds may also sell put and call options. Such options may relate to particular securities or to various stock or bond indexes. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

     Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by a Fund, for example, when it owns the underlying securities, and put options are "covered" by a Fund, for example, when it has established a segregated account of cash, cash equivalents or securities which can be liquidated promptly to satisfy any obligation of a Fund to purchase the underlying securities. A Fund also may write combinations of puts and calls on the same underlying security.

     A Fund will receive a premium from writing a put or call option, which increases the gross income of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which the Fund purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its written option positions.

     A Fund also may purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of their portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option and, unless the price of the underlying security changes sufficiently, the option may expire without value.

     A Fund may write and purchase options on securities both for hedging purposes and for speculative purposes, in an effort to increase current income. Options on securities that are written or purchased by a Fund will be traded on U.S. and foreign exchanges and over-the-counter.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's net assets. Griffin Advisers intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts that a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may
 - -
include a factor to account for the difference between the price of the security and the strike price of the option, if the option is written out-of-the-money.
A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

     OPTIONS ON FUTURES CONTRACTS. The Non-Money Market Funds may engage in transactions in options on futures contracts in an effort to hedge against market risks and/or manage cash flow into the Non-Money Market Funds. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase
 - -
(a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a
 - -
"put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     An option, whether based on a futures contract, a stock index or an equity security, becomes worthless to the holder when it expires. A position in an option may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction subject to the availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option
        - -
previously purchased or sold. The difference between the premiums paid and received represents the party's profit or loss on the transaction.

     The use of futures contracts and options does involve certain transaction costs and risks. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's holdings. The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. While a Fund will establish a future or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require such Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. Investments in futures contracts on fixed income securities and related indexes involve the risk that if the adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. Income earned from transactions in futures contracts and options thereon would be treated in part as a short-term, and in part as a long-term, capital gain and, if not offset by net realized capital losses, generally would be subject to federal income taxes.

     REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. Each Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Griffin Advisers.

     RESTRICTED SECURITIES. Each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Growth Fund and the Short-Term Bond Fund may each invest up to 5% of its net assets in restricted securities.

     VARIABLE OR FLOATING-RATE INSTRUMENTS. Each Money Market Fund may invest in variable or floating-rate instruments that ultimately mature in more than 397 days, if a Fund acquires a right to sell the securities that meets certain requirements set forth in Rule 2a-7 under the 1940 Act. Variable-rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next readjustment of the interest rate. Other variable-rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating-rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

       ADDITIONAL SECURITIES AND INVESTMENT PRACTICES OF SPECIFIC FUNDS
       ----------------------------------------------------------------

     SECURITIES LENDING. The Short-Term Bond Fund, the Bond Fund, the Growth & Income Fund and the Growth Fund may lend securities to parties such as broker-dealers or institutional investors.

     Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Griffin Advisers to be of good standing. Furthermore, they will only be made if, in Griffin Advisers' judgment, the consideration to be earned from such loans would justify the risk.

     Griffin Advisers understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive a 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the
             - -
borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternate arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital
                                                              - -
appreciation or depreciation).

     LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Short-Term Bond Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth & Income Fund may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participation) to suppliers of goods or services (trade claims or other receivables), to other parties. Direct debt instruments are subject to the Funds' policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligations, or that the collateral can be liquidated.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund would become part owner of any collateral, and would bear the costs of liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on Griffin Advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

     A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness purchased by the Funds may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Funds will set aside appropriate liquid assets in a segregated custodial account to cover their potential obligations under standby financing commitments.

     Each Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations for each Fund). For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     FOREIGN INVESTMENTS. The U.S. Government Income Fund and the Bond Fund may invest in foreign securities or foreign obligations. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may become substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Griffin Advisers will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The U.S. Government Income Fund, the Bond Fund and the Growth & Income Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. Purchases of ADRs by the Funds will be limited to sponsored ADRs.

     MUNICIPAL SECURITIES. The Municipal Bond Fund and the California Tax-Free Fund may invest in certain Municipal Securities. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial Development Revenue bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of Industrial Development Revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal securities may include variable or floating or inverse floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by Griffin Advisers to be of comparable quality at the time of purchase to instruments rated "investment grade" by any major rating service.

     Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by Griffin Advisers to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, Griffin Advisers will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

     Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities in order to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

     In addition, these Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

     MUNICIPAL BONDS. The California Tax-Free Fund and the Municipal Bond Fund may invest in municipal bonds, a type of municipal security. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, an airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     MUNICIPAL NOTES. The California Tax-Free Fund and the Municipal Bond Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("Tans"), bond anticipation notes ("Bans"), revenue anticipation notes ("Ran") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

           TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding Tans. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

           BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

           RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in
                        - -
response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of
            - -
outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value ("NAV") per share of the Fund.

     The California Tax-Free Fund and the Municipal Bond Fund may also invest in municipal commercial paper.

     MUNICIPAL LEASE OBLIGATIONS AND CERTIFICATES OF PARTICIPATION. The Municipal Bond Fund and the California Tax-Free Fund may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Funds a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sales contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

     DERIVATIVE MUNICIPAL OBLIGATIONS. The Municipal Bond Fund and the California Tax-Free Fund may also invest in more recently developed municipal financing instruments, including custodial receipts or certificates evidencing ownership of future interest payments, principal payments or both on underlying municipal securities and municipal securities that contain embedded interest rate derivative products. These types of obligations are referred to herein as "Derivative Municipal Obligations." The Municipal Bond Fund and the California Tax-Free Fund will not invest more than 20% of their respective total assets in Derivative Municipal Obligations.

     Derivative Municipal Obligations in which a Fund may invest include municipal securities that contain embedded interest rate derivative products such as interest rate swaps or caps ("Embedded Derivative Municipal Obligations"). A discussion of interest rate derivative products is set forth below.

Embedded Derivative Municipal Obligations in essence consist of a fixed-rate, long-term bond and a derivative contract, such as an interest rate cap agreement. By combining these two types of securities, a municipal issuer is able to issue a tax-exempt bond, typically with a long maturity, the coupon payments on which vary according to a formula based on an interest rate index. For example, in an Embedded Derivative Municipal Obligation containing an interest rate cap, during the term of the embedded cap the investor receives the coupon rate on the underlying long-term bond less the cost of the cap for so long as interest rates remain below the level of the cap. When interest rates rise above that level, the investor receives the long-term bond coupon less the cost of the cap plus the amount by which an index specified in the cap agreement exceeds the cap level. This type of instrument would allow a Fund to hedge against a rise in short-term interest rates.

     Embedded Derivative Municipal Obligations offer advantages over investing separately in a traditional municipal security and an interest rate derivative contract. In an Embedded Derivative Municipal Obligation, because the municipal issuer is the issuer of the interest rate derivative contract, the entire amount of interest payable on the obligation is expected to be tax-exempt. Any income from an interest rate derivative contract purchased separately would be taxable to a Fund. An Embedded Derivative Municipal Obligation purchased by a Fund would be accompanied by a tax opinion stating that the entire amount of interest payable on the obligation is tax-exempt. Because final regulations have not been adopted by the U.S. Department of the Treasury with respect to these types of hybrid obligations, however, it is possible that the Internal Revenue Service might find a portion of the interest to be taxable. In addition, Embedded Derivative Municipal Obligations may not be readily marketable. All bonds underlying Embedded Derivative Municipal Obligations will be rated, at the time of purchase, A or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., or comparably rated by any other nationally recognized statistical rating organization or, if unrated, of comparable quality as determined by Griffin Advisers.

     Derivative Municipal Obligations also include custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities (such receipts or certificates are referred to herein as "Custodial Receipts"). The underwriter of Custodial Receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a Custodial Receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, Custodial Receipts in which a Fund will invest will be accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in Custodial Receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that a Fund holds the receipts.

     With respect to certain types of Custodial Receipts, the interest on the underlying municipal securities is divided into two or more different components. Typically, one component (the "Auction Component") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index and is essentially a variable or floating-rate obligation.
A second component (the "Inverse Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the rate paid on the Auction Component. Inverse Components may also pay a rate of interest determined by subtracting a multiple of a variable or floating rate from the total amount paid by the issuer of the municipal securities. Because the interest rate paid to holders of Inverse Components is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to Inverse Component holders will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Moreover, the extent of the increases and decreases in the value of an Inverse Component in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. Investments in Inverse Components may therefore increase the volatility of the NAV and market value of a Fund's shares.

     Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by Griffin Advisers to be of comparable quality at the time of purchase to instruments rated "investment grade" by any major rating service.

     HEDGING AND ADDITIONAL INCOME STRATEGIES. The Municipal Bond Fund and California Tax-Free Fund may utilize various other investment strategies to hedge against market risk, facilitate portfolio management and increase income. These consist of interest rate swaps; caps and floors; futures; and put and call transactions (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to increase income. For example, in order to decrease the duration (a measure of price volatility in response to interest rate changes) of a Fund's portfolio, rather than sell longer-term portfolio securities and purchase shorter-term securities, the Fund might enter into futures contracts for the sale of debt securities or enter into an interest rate swap where the Fund receives floating-rate payments in exchange for making fixed-rate payments. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. The use of any Hedging Transaction is a function of market conditions. The Hedging Transactions that a Fund may use are described below. Further, Hedging Transactions may be used by the Municipal Bond Fund and the California Tax-Free Fund in the future as they are developed to the extent deemed appropriate by the Board of Directors.

     INTEREST RATE TRANSACTIONS. The Short-Term Bond Fund, Municipal Bond Fund and California Tax-Free Fund may enter into interest rate swaps and may purchase and sell interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an
                                                                  - -
exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     The Short-Term Bond Fund, Municipal Bond Fund and California Tax-Free Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether a Fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying,
- -
as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid debt securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by a Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent a Fund sells (i.e., writes) caps and floors, it will maintain in a
                         - -
segregated account cash or high-quality liquid debt securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. A Fund will not enter into any interest rate swap, cap or floor transaction unless the contra-party has either long-term unsecured debt rated at least A- by Standard & Poor's Corporation or Moody's Investors Services, Inc. or comparably rated by any nationally recognized statistical rating organization. Griffin Advisers will monitor the creditworthiness of contra-parties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Griffin Advisers has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     Interest rate transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.
Therefore, there is no specific limit on the amount of interest rate swap transactions that may be entered into by a Fund. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of a Fund's assets. A Fund may sell (i.e., write) caps and floors
          - -
without limitation, subject to the segregated account requirement described above. However, because interest rate swaps and the purchase and sale of interest rate caps and floors as currently constructed may generate taxable income, the Municipal Bond Fund and California Tax-Free Fund do not expect currently to engage in such transactions to any significant degree.

     LETTERS OF CREDIT. The Municipal Bond Fund may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Griffin Advisers, are of investment quality comparable to other permitted investments of such Fund may be used for letter of credit-backed investments.

     CERTAIN TAXABLE OBLIGATIONS. The California Tax-Free Fund may invest up to 20% of its total assets in fixed-income obligations whose interest is subject to federal income tax or the federal alternative minimum tax. In addition, the California Tax-Free Fund may invest a portion of its assets in obligations whose interest is subject to California income tax. The California Tax-Free Fund will purchase taxable obligations only if they meet its quality requirements as set forth in its Prospectus.

     Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the California Tax-Free Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the California Tax-Free Fund's holdings would be affected and the Directors would reevaluate the Fund's investment objective and policies.

     The California Tax-Free Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, sales of fund shares, or in order to meet redemption requests, the California Tax-Free Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the California Tax-Free Fund may be required to sell securities at a loss.

                ADDITIONAL SECURITIES AND INVESTMENT PRACTICES
                ----------------------------------------------
                    OF THE TAX-FREE MONEY MARKET FUND ONLY
                    --------------------------------------

     FEDERALLY TAXABLE OBLIGATIONS. The Tax-Free Money Market Fund may invest up to 20% of its total assets in fixed-income obligations whose interest is subject to federal income tax or the federal alternative minimum tax. Taxable obligations purchased by the Tax-Free Money Market Fund will meet the quality requirements as set forth in its Prospectus.

     Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Tax-Free Money Market Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Tax-Free Money Market Fund's holdings would be affected and the Directors would reevaluate the fund's investment objective and policies.

     The Tax-Free Money Market Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, sales of fund shares, or in order to meet redemption requests, the Tax-Free Money Market Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Tax-Free Money Market Fund may be required to sell securities at a loss.

     LETTERS OF CREDIT. The Tax-Free Money Market Fund may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Griffin Advisers, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit-backed investments.

     MUNICIPAL NOTES. The Tax-Free Money Market Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     MUNICIPAL SECURITIES. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by the Fund, the Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Some of these instruments may be unrated, but unrated instruments purchased by the Fund will be determined by Griffin Advisers to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," the Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by Griffin Advisers, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. In determining whether an unrated municipal lease satisfies these quality requirements, Griffin Advisers will consider, among other factors, the likelihood that the lease will be canceled. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by the Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to the Fund's limitation on investments in illiquid securities.
Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, Griffin Advisers will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

     Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to the Fund's limitation on the purchase of illiquid securities. Municipal leases and participation interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

     In addition, the Fund may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in its portfolio.
Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

     STANDBY COMMITMENTS. The Tax-Free Money Market Fund may invest in Standby Commitments which are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Tax-Free Money Market Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments are deemed to present minimal risk of default.

     Ordinarily the Tax-Free Money Market Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Tax-Free Money Market Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Tax-Free Money Market Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Tax-Free Money Market Fund, or the valuation of the securities underlying the commitments.

     Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Tax-Free Money Market Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS). The Tax-Free Money Market Fund may invest in VRDOs/FRDOs which are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

     A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

     The Tax-Free Money Market Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Tax-Free Money Market Fund to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Tax-Free Money Market Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs that it purchases. The Internal Revenue Service has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly the Tax-Free Money Market Fund intends to purchase these instruments based on opinions of bond counsel.

     A variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The Tax-Free Money Market Fund may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

     ADDITIONAL SECURITIES AND INVESTMENT PRACTICES OF THE BOND FUND ONLY
     --------------------------------------------------------------------

     COMMODITY-LINKED BONDS. As a hedging strategy, the Bond Fund may invest in commodity-indexed bonds involving gold, silver, other precious metals, oil, coal and other commodities meeting certain internationally recognized specifications. Commodity-indexed bonds, unlike futures contracts, can be of medium or long duration and are usually interest bearing. Settlement prices can reflect average, median or peak commodity prices over a reasonable period preceding redemption, unlike futures contracts, which are settled on the basis of the price prevailing at closeout. Commodity-indexed bonds are primarily issued by corporations (for example, an oil or pipeline company might issue oil-indexed bonds to hedge their exposure to oil price fluctuations) and investment banking firms. These securities are typically privately placed, but some are publicly offered and traded on the stock exchanges. Purchases of commodity-linked bonds will be limited to less than 5% of Fund assets.

     CORPORATE BONDS AND NOTES include debt securities issued by domestic corporations, U.S. dollar-denominated debt securities issued by foreign corporations, Yankee bonds and supranational obligations. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. Supranational obligations are U.S. dollar-denominated obligations issued by international entities such as The World Bank and the Inter-American Development Bank.

                ADDITIONAL SECURITIES AND INVESTMENT PRACTICES
                ----------------------------------------------
                       OF THE GROWTH & INCOME FUND ONLY
                       --------------------------------

     COMMON STOCKS. The Fund's investments in common stocks will be diversified among industries and companies. Emphasis will be placed on common stocks which are trading at low valuation levels relative to their fundamentals such as price to current earnings either relative to the market or to the security's historic price-to-earnings relationship, in common stocks which are trading at low prices in relation to their prospects for long term growth in dividends and earnings, and in common stocks of issuers that have historically paid above-average or growing dividends.

     Under normal market conditions, at least 90% of the Fund's equity securities, including, for this purpose, the convertible securities described below, will be issued by large companies (i.e., companies with a market capitalization of more than $1 billion). Some investments (not to exceed 10% of the Fund's equity securities) also may be made in equity securities of medium and smaller sized companies (i.e., those companies with at least $250 million but less than $1 billion in capitalization) which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater risks than investments in larger companies. There may be some additional risks associated with investments in smaller companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

     CONVERTIBLE SECURITIES. The Fund will seek to invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually are subordinate to similar non-convertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar non-convertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

             SPECIAL FACTORS AFFECTING THE CALIFORNIA TAX-FREE FUND
             ------------------------------------------------------

     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the California Tax-Free Fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. Interest income to the Fund could also be adversely affected. The following highlights only some of the more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California, its agencies or instrumentalities, as available on the date of this Statement of Additional Information. Griffin Advisers has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

CONSTITUTIONAL LIMITATIONS ON TAXES AND APPROPRIATIONS:

LIMITATION ON TAXES. The ability of California state and municipal issuers to obtain revenue sufficient to pay owed obligations is limited by California Constitutional and other laws. Certain obligations held by the California Tax-Free Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing
                  -- -------
powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the
        -- -------
assessed valuation of property to increases of up to two percent per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1%
                                                  -- -------
limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against
                                       -- -------
the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975 if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad
                                                                             --
valorem property taxes above the 1%, and requires voters of any government unit
-------
to give 2/3 approval to levy any "special tax." However, court decisions have allowed a non-voter-approved levy of "general taxes" that was not dedicated to a specific use. In response to those decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases, but efforts may continue to further restrict the ability of local government agencies to levy or raise taxes.

     APPROPRIATIONS LIMITS. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIII B, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of excess.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     As originally enacted in 1979, the State's Appropriations Limit was based on 1978-79 Fiscal Year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost-of-living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the State's Appropriations Limit was recalculated by taking the actual 1986-87 Fiscal Year limit, and applying the annual adjustments as if Proposition 111 had been in effect. This recalculation resulted in an increase of $1 billion to the State's Appropriations Limit in the 1990-91 Fiscal Year. The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools (kindergarten through twelfth plus two-year community colleges) a minimum share of General Fund Revenues. Proposition 98, as modified by Proposition 111, guarantees K-14 schools a certain amount of funds, which is determined by taking the greater of amounts calculated under three different tests. This guaranteed amount can be suspended for a one-year period through a two-thirds vote of both houses of the State Legislature, with the Governor's concurrence. In the fall of 1989, such a suspension was enacted to avoid having the minimum guaranteed share of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

     During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. It is expected that a formal settlement reflecting these conditions will be entered into in the near future.

     The oral agreement provides that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriation that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Once a court settlement is reached, and the Director of Finance certifies that such a settlement has occurred, $360 million in appropriations from the 1995-96 Fiscal Year to schools will be disbursed in August 1996.

     OBLIGATIONS OF THE STATE OF CALIFORNIA. As of October 1, 1995, the State had approximately $18.4 billion of general obligation bonds outstanding and $3.3 billion remained authorized but unissued.

     ECONOMY. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million, represents over 12% of the total United States population. Total employment is about 14 million, the majority of which is in the service, trade, and manufacturing sectors.

     Since the start of the 1990-91 Fiscal Year, the State entered a sustained economic recession, the most severe in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. The trough of the recession is estimated to have occurred in late 1993, later than for the nation as a whole. Although a steady recovery has been underway since 1994, pre-recession job levels are not expected to be reached for several more years. The Department of Finance foresees slow recovery from the recession in California beginning in 1994. Both the California and national economic recoveries are much weaker than in previous business cycles, and could be harmed by several factors, including rising interest rates.

     The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has issued over the past five fiscal years short term obligations, such as revenue anticipation warrants, and depended upon external borrowings, including borrowings extending into the subsequent fiscal year, to repay such obligations. The State anticipates that it will not have to resort to cross-year borrowing during the 1995-96 Fiscal Year.

     The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- which have grown at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. However, due to an improving economy, the State had the smallest nominal "budget gap" in many years in the 1995-96 Budget. The 1995-96 Budget Act projected revenues and transfer of $44.1 billion, and expenditures of $43.4 billion. The Department of Finance projects that after repaying the last carryover budget deficit, there will be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996. The Department of Finance also projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April 1996, maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department does not project further borrowing over the end of the fiscal year. The available internal borrowable cash resources for the General Fund are projected at almost $2 billion.

     In July of 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds.
Moody's Investor Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." The rating agencies stated that the revisions were justified by the State's continuing deferral of substantial portions of its estimated $3.8 billion accumulated deficit, continuing structural budgeting constraints including a funding guarantee for K-111 education, overly optimistic expectation of federal aid to balance fiscal year 1995's budget and fiscal year 1996's cash flow projecting, and reliance upon a trigger mechanism to reduce spending if the plan's assumptions prove incorrect.

     On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck the Los Angeles metropolitan area. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $15-$20 billion. The effects of earthquake are not expected to have a material impact on the State's overall economic performance.

     Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such an emergency by the State and local agencies. Damage to State facilities included transportation corridors and facilities such as certain highways, which have reopened and the campus of California State University at Northridge which has also reopened.

     On December 6, 1994, Orange County, California and the Orange County Investment Pools (the "Pooled Funds") filed for federal bankruptcy protection under chapter 9 of the U.S. Bankruptcy Code following reports that the Pooled Funds had suffered significant investment losses, causing a liquidity crisis for such Pooled Funds and Orange County. Following such filing, the outstanding debt securities of Orange County were downgraded by the major rating agencies to below investment grade. More than 180 other public entities, most of which, but not all, are located in Orange County were also depositors in the Pooled Funds. Orange County has reported the Pooled Funds lost approximately $1.69 billion, or 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited money in the Pooled Funds, including Orange County, face interim and extended cash flow difficulties due to the bankruptcy filing and may be required to reduce programs or capital projects. The California Tax-Free Fund had none of its aggregate assets invested in direct unenhanced Orange County obligations. It remains unclear what long-term effect such action by Orange County and the Pooled Funds may have on the market for California municipal securities in general and the market for the obligations of Orange County and its related entities.

     RECENT STATE FINANCIAL RESULTS. The principal sources of State General Fund revenues in 1993-94 were the California personal income tax (44% of General Fund revenues), the sales tax (35%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). The State maintains a Special Fund for Economic Uncertainties (the SFEU), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

     FISCAL YEARS PRIOR TO 1994-95. In the years following enactment of the federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became much more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. This date essentially coincided with the start of the recent recession, which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs - K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures will continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

     As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1993-94, including:

     .  significant cuts in health and welfare program expenditures;
     . transfers of program responsibilities and funding from the State to reduction in mandates on local government;
     . transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98;
     . reduction in growth of support for higher education programs, coupled with increases in student fees;
     . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;
     . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants; and
     .  various one-time adjustments and accounting changes.

Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

     The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier.

1994-95 FISCAL YEAR

     The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution designed to eliminate the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

     The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected General Fund revenues and transfers of $41.9 billion, $2.1 billion more than actual revenues received in 1993-94, and expenditures of $40.9 billion, an increase of $1.6 billion from the prior year. The revenue estimates partly reflected the Administration's forecast of an improving economy. The principal features of the 1994-95 Budget Act were the following:

     1. Receipt of additional federal aid of about $760 million for costs of refugee assistance and costs of incarceration and medical care for illegal immigrants. Analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of illegal immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department of Finance estimates that about $33 million of these funds will be received during the State's 1994-95 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act.

     2. Reductions of approximately $1.1 billion in health and welfare costs. Certain of these actions have been blocked so far by legal challenges; see "LITIGATION" below.

     3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University, accompanied by student fee increases for both the University of California and California State University.

     4. Proposition 98 funding for K-14 schools was increased by $526 million from 1993-94 Fiscal Year levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provided approximately $4,217 per student for K-12 schools, equal to the level in the prior three years.

     5. Additional miscellaneous cuts ($500 million), fund transfers ($255 million), and adjustment to prior years' legislation concerning property tax shifts for local government ($300 million).

     The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

     The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which were issued in the summer of 1994. Issuance of the warrants allowed the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal year. No automatic spending cuts were required under the Budget Adjustment Law.

     Reports by the Department of Finance in May, 1995 indicate that, with economic recovery well underway in the State, General Fund revenues for the entire 1994-95 Fiscal Year were above projections, and expenditures were below projections because of slower than anticipated health/welfare caseload growth and school enrollments. The aggregate effect improved the budget picture by about $500 million, leaving an estimated budget deficit of about $630 million at June 30, 1995.

1995-96 FISCAL YEAR

     1995-96 Budget Act - For the first time in four years, the State entered the upcoming fiscal year with strengthening revenues and reduced caseload growth based on an improving economy. The State entered the 1995-96 Budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996. The Budget Act also projects Special Fund revenues of $12.7 billion and appropriates Special Fund expenditures of $13.0 billion.

     The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The available internal borrowable cash resources of the General Fund at June 30, 1996 are projected at almost $2 billion, which estimate is subject to comment by the State Controller.

     The following are the principal features of the Budget Act:

     1. Proposition 98 funding for schools and community colleges will increase by about $1.0 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $543 million ($91 per K-12 ADA) is appropriated to the 1994-95 Proposition 98 entitlement. A large part of this is a block grant of about $54 per pupil for any one-time purpose. Per-pupil expenditures are projected to increase by another $126 in 1995-96 to $4,435. For the first time in several years, a full
         2.7 percent cost of living allowance is funded. The budget compromise anticipates a settlement of the CTA v. Gould litigation. See "STATE FINANCES--Proposition 98."

     2. Cuts in health and welfare costs totaling about $0.9 billion. Some of these cuts (totaling about $500 million) would require federal legislative approval.

     3. A 3.5 percent increase in funding for the University of California ($90 million General Fund) and the California State University system ($24 million General Fund).

     4. The Budget assumes receipt of $473 million in new federal aid for costs of illegal immigrants, above commitments already made by the federal government. This amount is much less than estimates made in the summer of 1994 as part of the two-year budget proposal, and somewhat lower than the estimates in the January 1995 Governor's Budget.

     5. General Fund support for the Department of Corrections is increased by about 8 percent over the prior year, reflecting estimates of increased prison population, but funding is less than proposed in the Governor's Budget.

DEFICIT RETIREMENT AND DEFICIT REDUCTION PLANS

     A key feature of the 1993-94 Budget Act was a plan to retire by December 31, 1994 the $2.8 billion budget deficit which had been accumulated by June 30, 1993 (the "Deficit Retirement Plan"). This 18-month plan used existing statutory authority to borrow $2.8 billion externally. The 1993-94 Budget Act provided that $1.6 billion of the deficit elimination loan would be repaid by December 23, 1993 from a portion of the proceeds of the $2.0 billion 1993 Revenue Anticipation Warrants issued on June 23, 1993. Legislation enacted with the 1993-94 Budget Act (Chapter 63, Statutes of 1993) directed the State Controller to issue $1.2 billion of registered reimbursement warrants in the 1993-94 Fiscal Year to fund the balance of the accumulated deficit. Pursuant to this directive, the State issued $1.2 billion of 1994 Revenue Anticipation Warrants, Series A (the "Series A Warrants") in February 1994, which matured on December 21, 1994. The law also created in the State Treasury a Deficit Retirement Fund. The State Controller transferred from the General Fund to the Deficit Retirement Fund the sum of $1.2 billion in two equal installments on September 15, 1994 and December 15, 1994, which moneys were used to retire the Series A Warrants.

     The Deficit Retirement Plan anticipated a combined program to balance the budget over the 1993-94 and 1994-95 Fiscal Years, and projected a General Fund balance of $260 million on June 30, 1995. Because fiscal conditions did not improve as projected in the 1993-94 Fiscal Year, the revenue assumptions of the Deficit Retirement Plan could not be met, and the Governor indicated in the June 1994 Revision that the General Fund condition would be about $1 billion worse at June 30, 1994 than was projected at the start of the year. Accordingly, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the carryover budget deficit to the 1995-96 Fiscal Year, when it is intended to be fully retired. This 22-month Deficit Reduction Plan uses existing statutory authority to borrow $4 billion externally of which approximately $1 billion is the carryover budget deficit. In addition, Chapter 136, Statutes of 1994, created in the State Treasury the Warrant Payment Fund. The State Controller is directed to transfer from the General Fund to the Warrant Payment Fund in September 1995, November 1995, January 1996 and April 1996 in four equal installments the amount necessary to retire the $4.0 billion of revenue anticipation warrants maturing on April 25, 1996. As set forth in the Department of Finance's May Revision to the Governor's Budget, released on May 21, 1995, the Department projects that, despite some slowdown in the national economy, California will continue steady economic growth, as it recovers from the recent recession.

     Reports issued by the Department of Finance through October, 1995 indicate that the State economy continued solid growth through the first quarter, despite continuing job losses in defense-related industries and restructuring in the financial services sector. Employment and retail sales were both higher than year-earlier figures, and unemployment was almost a full percentage point less than the summer of 1994, although still above the national average. Residential construction has been weak through the summer, although there were signs of improvement in August, 1995. Nonresidential construction has been running almost 7 percent above 1994 levels which were, however, depressed.

OBLIGATIONS OF OTHER ISSUERS.

     STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies; the reallocation of certain State revenues to local agencies; and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. It is not known whether additional revenue redistribution legislation will be enacted in the future and, if enacted, whether such legislation would provide adequate revenue for such California issuers to pay their obligations. Total local assistance from the State's General Fund totaled approximately $33.0 billion in FY 1991-92 (about 75% of General Fund expenditures) and has been budgeted at $31.1 billion for FY 1992-93, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 Budget Act caused local governments to transfer $1.3 billion of property tax revenues to school districts, representing loss of almost half the post-Proposition 13 "bailout" aid. The Governor has proposed in his 1993-94 Budget that local governments transfer a further $2.5 billion of property taxes to school districts, with the possibility that they could raise taxes at the local level to make up some of the shortfall.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. A school district (Richmond Unified) recently filed for protection under bankruptcy laws, but the petition was later dismissed; other school districts have indicated financial stress, although none has threatened bankruptcy.

     ASSESSMENT BONDS. Municipal obligations which are assessment bonds or Mello-Roos bonds may be adversely affected by a general decline in real estate values or a slow-down in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except for amounts, if any, in a reserve fund established for the bonds.

     CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a
 ----
lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

     Several years ago, the Richmond Unified School District ("RUSD") entered into a lease transaction in which certain existing properties of the RUSD were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the RUSD's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the RUSD failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holder, in which the State was named defendant (on the grounds that it controlled the RUSD's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the RUSD's lease but an appeal has been filed by the State. Any ultimate judgment against the Trustee may have implications for lease transactions of a similar nature by other California entities.

     OTHER CONSIDERATIONS. The repayment of Industrial Development Securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Health Care and Hospital Securities may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax
                    -- -------
allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (for example, because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on those bonds. Both Moody's Investors Services, Inc. and Standard & Poor's Corporation suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of Tax Allocation Securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     Substantially all of California is within an active geologic region subject to major seismic activity. Any California Municipal Obligation in the California Tax-Free Fund could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

     The October 1989 Northern California earthquake is estimated to have resulted in a $2 billion (0.3%) reduction in personal income statewide, but wage effects were minor and largely offset by reconstruction activity. The federal government committed approximately $3.5 billion to earthquake relief, and, shortly after the event, the California Legislature enacted, in special session, a temporary increase in the sales tax rate to finance relief efforts. The earthquake was not expected to materially affect California's economy.

     Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution (described briefly above), the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and the cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB, or the outcome of any pending litigation with respect to those provisions on California obligations in the California Tax-Free Fund or on the ability of the State or local governments to pay debt service on such obligations. Legislation has been or may be introduced (either in the Legislature or by initiative) which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect California municipal obligations. It is also not presently possible to predict the extent of future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations in light of future fiscal circumstances.

                            PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Griffin Advisers (either directly or through the sub-advisers) pursuant to authority under the Advisory

Contract. Other than listed securities, securities purchased and sold by the Funds generally will be traded on a net basis (i.e., without commission). Subject to applicable limitations of the federal securities laws, Griffin Advisers will consider, in selecting broker-dealers, various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Funds may execute portfolio transactions with broker-dealers who provide research and execution services to The Griffin Funds and other accounts over which Griffin Advisers or a sub-adviser or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Griffin Advisers maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the Funds are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers is generally made by Griffin Advisers (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to Griffin Advisers or a sub-adviser in rendering investment management services to the Funds and/or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients of Griffin Advisers or the sub-advisers may be useful to Griffin Advisers or the sub-advisers in carrying out their obligations to the Funds. The receipt of such research enables Griffin Advisers or the sub-advisers to avoid the additional expenses that could be incurred if Griffin Advisers or the sub-advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Funds to pay such higher commissions, Griffin Advisers (or a sub-adviser) must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the overall responsibilities of Griffin Advisers (or the sub-adviser) to the Funds and their other clients. In reaching this determination, Griffin Advisers (or the sub-adviser) will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Directors periodically review the performance of Griffin Advisers (or the sub-adviser) regarding their responsibilities in connection with the placement of portfolio transactions on behalf of each Fund and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits of each Fund.

     From time to time the Directors will review whether the recapture for the benefit of the Funds of some portion of the brokerage commission or similar fees paid by each Fund on portfolio transactions is legally permissible and advisable. The Funds seek to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Directors intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable to seek such recapture.

     During the fiscal year ended September 30, 1995, Griffin Growth & Income Fund paid $70,409 in brokerage commissions, and during the period from commencement of operations on June 12, 1995 to September 30, 1995 Griffin Growth Fund paid $3,621 in brokerage commissions. In addition, as of the close of The Griffin Funds' fiscal year on September 30, 1995, the Bond Fund and the Growth & Income Fund held securities of their regular broker-dealers with a market value as follows: Bond Fund: Smith Barney Holding Corporation ($149,477); Merrill Lynch ($216,888); and PaineWebber Group ($304,500); Growth & Income Fund:
BankAmerica Corporation ($413,138).

                       VALUATION OF PORTFOLIO SECURITIES

     MONEY MARKET FUNDS. Each Money Market Fund values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Fund would receive if it sold the instrument.

     Valuing each Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

     The Board of Directors of The Griffin Funds oversees Griffin Advisers' adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Fund's net asset value ("NAV") at $1.00 per share. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. In the event such deviation from the Fund's amortized cost per share exceeds 1/2 of 1 percent, the Board of Directors will promptly consider what corrective action, if any, should be initiated. If the Directors believe that a deviation from the Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gain or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

     During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund may be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

     NON-MONEY MARKET FUNDS. Securities owned by each Fund are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued either at amortized cost (unless the Board of Directors determines that amortized cost does not reflect the securities' fair value) or at original cost plus accrued interest.

     Foreign securities are valued at the last sale price in the principal market where they are traded, or, if last sale prices are unavailable, at the last bid price available prior to the time a Fund's NAV is determined. Foreign security prices are furnished by quotation services who express the value of securities in their local currency and are then translated from the local currency into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of NAV.

                                  PERFORMANCE

     The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. A Fund's yield and total return fluctuate in response to market conditions and other factors.

                              YIELD CALCULATIONS
                              ------------------

     MONEY MARKET FUNDS. To compute a Fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A Fund may also calculate a compound effective yield by compounding the base period return over a one year period. In addition to the current yield, a Fund may quote yields based on any historical seven-day period. Each Fund's yields are calculated on the same basis as other money market funds, as required by applicable regulations.

     For the 7-day period ending September 30, 1995, the yield and effective yield were 5.32% and 5.46%, respectively, for the Money Market Fund and 3.99% and 4.07%, respectively, for the Tax-Free Money Market Fund.

     The Tax-Free Money Market Fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment to equal the Tax-Free Money Market Fund's tax-free yield. Tax-equivalent yields are calculated by dividing the Tax-Free Money Market Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. (If only a portion of the Tax-Free Money Market Fund's yield is tax-exempt, only that portion is adjusted in the calculation.) For the 7-day period ending September 30, 1995, the tax-equivalent yield of the Tax-Free Money Market Fund (assuming a 31% federal tax rate) was 5.78%.

     The table below shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1995. It shows the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations, yielding from 2.5% to 6.5%. Of course, no assurance can be given that the Tax-Free Money Market Fund will achieve any specific tax-exempt yield. While the Tax-Free Money Market Fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the Tax-Free Money Market Fund may be taxable.

               1995 FEDERAL TAX RATES AND TAX-EQUIVALENT YIELDS
               ------------------------------------------------

                                               IF INDIVIDUAL TAX-EXEMPT YIELD IS:
                                               FEDERAL
                                                TAX     2.5%     3.0%      3.5%     4.0%     4.5%     5.0%    5.5%    6.0%    6.5%
         TAXABLE INCOME*                       BRACKET
         ---------------                       -------
 SINGLE RETURN               JOINT RETURN                  THEN TAXABLE EQUIVALENT YIELD IS:**
------------------------------------------------------------------------------------------------------------------------------------

OVER      BUT NOT OVER   OVER     BUT NOT OVER
$ 0        $ 23,350      $0        $ 39,000    15.0%    2.94%    3..53%    4.12%    4.71%    5.29%    5.88%   6.47%   7.06%   7.65%
$ 23,350   $ 56,550      $39,000   $  94,250   28.0%    3.47%    4.17%     4.86%    5.56%    6.25%    6.94%   7.64%   8.33%   9.03%
$ 56,550   $117,950      $94,250   $143,600    31.0%    3.62%    4.35%     5.07%    5.80%    6.52%    7.25%   7.97%   8.70%   9.42%
$117,950   $256,500      $143,600  $256,500    36.0%    3.91%    4.69%     5.47%    6.25%    7.03%    7.81%   8.59%   9.38%   10.16%
OVER $256,500            OVER  $256,500        39.6%    4.14%    4.97%     5.79%    6.62%    7.45%    8.28%   9.11%   9.93%   10.76%

------------------------------------------------------------------------------------------------------------------------------------

 *  Net taxable income after all exemptions, adjustments and deductions.
** Based on 1995 tax rates (effective rates may be higher for some individuals due to phase out of exemptions and elimination of deductions).

     The Tax-Free Money Market Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Tax-Free Money Market Fund invests in these obligations, its tax-equivalent yield may be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies they have chosen to consider.

     Investors should recognize that in periods of declining interest rates each Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates each Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing such Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

     NON-MONEY MARKET FUNDS. Yields for the Funds used in advertising are computed by dividing the Funds' interest and dividend income for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Funds' maximum offering price per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond yield calculations. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     Income calculated for the purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to your account, or the rate of income reported in the Fund's financial statements.

     Yield information may be useful in reviewing the Funds' performance and in providing a basis for comparison with other investment alternatives. However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies they have chosen to consider.

     For the 30-day period ending September 30, 1995, the Class A Shares of the U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund had yields of 6.40%, 4.88%, 5.05% and 6.01%, respectively. And, for the 30-day period ending September 30, 1995, the Class B Shares of the U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund had yields of 6.19%, 4.61%, 4.76% and 5.77%, respectively. For the 30-day period ended September 30, 1995, the yields of Class A Shares and Class B Shares of the Growth & Income Fund were 1.68% and 1.27%, respectively. For the 30-day period ended September 30, 1995, the yields of the Class A Shares and Class B Shares of the Short-Term Bond Fund were 5.71% and 5.91%, respectively.

     Investors should recognize that in periods of declining interest rates the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

     CALIFORNIA TAX-FREE FUND. The California Tax-Free Fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal the Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal or combined federal and state tax rate. (If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.)

     For the 30-day period ending September 30, 1995, the Class A Shares of the Municipal Bond Fund and the California Tax-Free Fund produced a tax-equivalent yield of 7.07% and 7.32%, respectively, based on an assumed federal tax rate of 31%. And, for the 30-day period ending September 30, 1995, the Class B Shares of the Municipal Bond Fund and the California Tax-Free Fund produced a tax-equivalent yield of 6.68% and 6.90%, respectively, based on an assumed federal tax rate of 31%.

     The tables below show the effect of a shareholder's tax status on the effective yield under federal and state income tax laws for 1995. They show the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 7.0%. Of course, no assurance can be given that the California Tax-Free Fund will achieve any specific tax-exempt yield. While the Fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the Fund may be taxable. The Fund does not take into account local taxes, if any, payable on fund distributions.

                                                                         1995 Combined
                                                                        California and
                                                 1995 Federal          Federal Effective
   Single Return            Joint Return         Marginal Tax            Marginal Tax
  Taxable Income*         Taxable Income*          Bracket                 Bracket**
  ---------------         ---------------          -------                 ---------
 $18,068 - $23,350       $36,136 - $39,000         15%                       20.1%
 $23,351 - $31,700       $39,001 - $63,400         28%                      33.76%
 $31,701 - $56,550        $63401 - $94,250         28%                      34.70%
$56,551 - $109,936       $94,251 - $143,600        31%                      37.42%
$109,937 - $117,950                                31%                       37.9%
                        $143,601 - $219,872        36%                      41.95%
$117,951 - 219,872      $219,873 - $256,500        36%                       42.4%
$219,873 - $256,000                                36%                      43.04%
                        $256,501 - $439,744        39.6%                    45.64%
   over $256,000           over $439,744           39.6%                    46.24%

*    Net taxable income after all exemptions, adjustments and deductions.

**   Based on rates applicable in 1995 and assuming one exemption for single filers and two exemptions for married couples filing jointly (except that effective rates may be higher for some individuals due to phase out of exemptions and elimination of deductions).

           Having determined your combined effective tax bracket above, use the table below to determine the tax equivalent yield for a given tax-free yield.

           If your effective combined federal and California income tax rate in 1995 is:
                 20.10%     33.76%    34.70%    37.42%    37.90%    41.95%    42.40%    43.04%  45.64%  46.24%

To match      Your taxable investment would have to earn the following yield these tax-
free rates:
2%               2.50%      3.02%     3.06%     3.20%     3.22%     3.45%     3.47%     3.51%   3.68%   3.72%
3%               3.75%      4.53%     4.59%     4.79%     4.83%     5.17%     5.21%     5.27%   5.52%   5.58%
4%               5.01%      6.04%     6.13%     6.39%     6.44%     6.89%     6.94%     7.02%   7.36%   7.44%
5%               6.26%      7.55%     7.66%     7.99%     8.05%     8.61%     8.68%     8.78%   0.20%   9.30%
6%               7.51%      9.06%     9.19%     9.59%     9.66%    10.34%    10.42%    10.53%  11.04%  11.16%
7%               8.76%     10.57%    10.72%    11.19%    11.27%    12.06%    12.15%    12.29%  12.88%  13.02%


     The California income tax rates are those in effect for 1995. The rates listed reflect the 1995 inflation adjusted tax brackets. The Fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When the Fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of each of the Fund's returns, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in a Fund's NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in the value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

     In addition to average total annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price, if any) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     For the periods ended September 30, 1995, the average annual total returns of the Class A and Class B Shares of the Non-Money Market Funds, before deducting applicable sales charges, were as follows:

                                           Class A                            Class B
                                  Year Ended     Since Inception          Since Inception
         Fund                       9/30/95       (10/13/93)(1)             (11/1/94)(2)
         ----                     ----------      -------------             ------------
U.S. Government Income Fund           13.00%           5.46%                  13.08%
Bond Fund                             13.53%           3.68%                  13.58%
California Tax-Free Fund              10.13%           1.48%                  12.60%
Municipal Bond Fund                   10.18%           2.28%                  12.86%
Growth & Income Fund                  31.93%          17.19%                  29.53%

                                           Class A                      Class B
                                       Since Inception              Since Inception
         Fund                           (6/12/95)(2)                  (6/12/95)(2)
         ----                           ------------                  ------------
Short-Term Bond Fund                      2.32%                          2.51%
Growth Fund                              16.60%                         16.50%

_____________________
(1)  These figures have been annualized.
(2)  These figures have not been annualized.

     For the periods ended September 30, 1995, the average annual total returns of the Class A and Class B Shares of the Non-Money Market Funds, after deducting applicable sales charges, were as follows:

                                           Class A(3)                        Class B(3)
                                  Year Ended     Since Inception          Since Inception
         Fund                      9/30/95        (10/13/93)(1)             (11/1/94)(2)
         ----                     ----------      -------------             ------------
U.S. Government Income Fund          7.95%            2.99%                     8.08%
Bond Fund                            8.41%            1.25%                     8.58%
California Tax-Free Fund             5.15%           -0.88%                     7.60%
Municipal Bond Fund                  5.16%           -0.12%                     7.86%
Growth & Income Fund                26.05%           14.45%                    24.54%

                                           Class A                      Class B
                                       Since Inception              Since Inception
         Fund                           (6/12/95)(2)                  (6/12/95)(2)
         ----                           -------------               ----------------
Short-Term Bond Fund                      -1.24%(4)                     -1.49%(4)
Growth Fund                               11.37%(3)                     11.50%(3)

___________________
(1)  These figures have been annualized.
(2)  These figures have not been annualized.
(3) Total return figures reflect the deduction of the maximum initial sales charge with respect to Class A Shares (4.50%) and the maximum deferred sales charge with respect to Class B Shares (5.00%).
(4) Total return figures reflect the deduction of the maximum initial sales charge with respect to Class A Shares (3.50%) and the maximum deferred sales charge with respect to Class B Shares (4.00%).

     A Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes also referred to as "Lipper Analytical Services"), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemptions fees into consideration, and is prepared without regard to tax consequences.

     The Funds may reference and discuss their Fund number, Quotron(TM) number, CUSIP number and current portfolio manager in advertising.

     From time to time, in reports and promotional literature, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, each Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, each Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index ("CPI")) and a combination of various capital markets. The Funds may use the long-term performance of these capital markets in order to demonstrate general long-term risk-versus-reward investment scenarios. The performance of these capital markets is based on the returns of several different indices and their respective returns. Ibbotson calculates total returns in the same method as the funds. Performance comparisons could also include the value of a hypothetical investment in any of the capital markets.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     If the Directors determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

     Pursuant to Rule 11a-3 under the 1940 Act, each Fund is required to give shareholders at least 60 days' written notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) if a Fund temporarily suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or by the SEC, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

                            DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Griffin Advisers may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Griffin Advisers with alternative instructions.

     TAXES. Qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from payments with respect to securities loans, dividends, interest and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses. As a regulated investment company, the Funds will not be subject to federal income tax on net investment income or net capital gains distributed to shareholders, provided they distribute to shareholders at least 90% of their respective net investment income (and tax-exempt income in the case of the Tax-Free Money Market Fund, the Municipal Bond Fund and the California Tax-Free Fund) earned in each year.

     A 4% nondeductible federal excise tax will be imposed on each Fund (other than to the extent of a Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year.
Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, does not expect to be subject to the excise tax. Dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by shareholders on December 31 of that year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the taxable year in which December 31 falls.

     Corporate shareholders of the Growth & Income Fund or the Growth Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by a Fund to the extent that the Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     In general, gain or loss recognized by a Fund on the disposition of a capital asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including, with respect to obligations purchased after April 30, 1993, tax-exempt obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount, not previously included in taxable income, which accrued during the period of time the Fund held the debt obligation.

     Depending upon state law, a portion of a Fund's dividends attributable to interest income derived from U.S. Government securities may be exempt from state and local taxation. The Funds will provide information on the portion of the Funds' dividends, if any, that qualify for this exemption.

     Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.
In addition, if a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different Fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

     As of the date of this statement of additional information, the maximum marginal federal individual stated tax rate applicable to ordinary income is 39.6% (effective rates may be higher for some individuals due to phase out of exemptions and elimination of deductions), the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

     In addition, the alternative minimum tax rate for noncorporate taxpayers is 26% on taxable excess (alternative minimum taxable income, less the applicable exemption amount) up to $175,000. The alternative minimum tax rate on taxable excess exceeding $175,000 is 28%. The corporate alternative minimum tax rate is 20%.

     Income and dividends received by each of the Short-Term Bond Fund, the Bond Fund, the Growth & Income Fund and the Growth Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the each of the Short-Term Bond Fund, the Bond Fund, the Growth & Income Fund and the Growth Fund is expected to consist of securities of foreign issuers, a Fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.

     If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

     Investors who fail to furnish a valid Taxpayer Identification Number ("TIN") to a Fund, or for whom a Fund receives an IRS notice that the TIN which has been supplied is incorrect or that the investor is subject to withholding, are subject to withholding on dividend distributions (other than exempt-interest dividends) and redemption proceeds (including proceeds from exchanges).

     MONEY MARKET FUND. The Funds may distribute short-term capital gains once a year or more often as necessary to maintain their NAVs at $1.00 per share or to comply with distribution requirements under federal tax law. The Funds do not anticipate earning long-term capital gains on securities held by a Fund.

     TAX-FREE MONEY MARKET FUND, MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE FUND. To the extent that the Tax-Free Money Market, Municipal Bond and California Tax-Free Fund's income is derived from federally tax-exempt interest, provided certain conditions are met, the dividends declared by these Funds are also federally tax-exempt. Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as social security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts. Shares of the Tax-Free Money Market Fund, the Municipal Bond Fund and the California Tax-Free Fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g. plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts.) Such retirement plans would not gain any benefit from the tax-exempt nature of those Funds' dividends because such dividends would be ultimately taxable to the beneficiaries when distributed to them.

     Any loss realized by a shareholder upon the sale or redemption of shares of a Fund held less than six months is disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.

     These Funds purchase municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

     Shareholders who may be "substantial users" (or related persons of substantial users) with respect to municipal securities held by the Tax-Free Money Market Fund, the Municipal Bond Fund or the California Tax-Free Fund or who may be subject to the alternative minimum tax should consult their tax advisers to determine whether exempt-interest dividends paid by the Funds with respect to such obligations retain their federal tax exclusions.

     Interest on certain "private activity" bonds is subject to the federal Alternative Minimum Tax ("AMT"). Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the Amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule. Shareholders will not be permitted to deduct any of their share of Fund expenses in computing alternative minimum taxable income. Further, under the Code federal exempt-interest dividends are includable in adjusted current earnings in calculating corporate alternative minimum taxable income.

     It is the current position of the Staff of the Securities and Exchange Commission that a fund which uses the word "tax-free" in its name must have a fundamental policy requiring that during periods of normal market conditions either (i) 80% of the fund's total assets will be invested in securities that pay interest which is exempt from federal income taxes and which is not subject to the federal alternative minimum tax, or (ii) 80% of the fund's income distributions will be exempt from federal income taxes and not subject to the federal alternative minimum tax.

     CALIFORNIA TAX-FREE FUND -- CALIFORNIA TAXES. As long as the California Tax-Free Fund continues to qualify as a regulated investment company as described above, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations which are exempt from California personal income tax are excludable from gross income. For the Fund to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of such obligations at the close of each quarter of its fiscal year. The Fund intends to qualify to pay exempt-interest dividends; if, however, it does not, no part of its dividends will be exempt from California corporate or personal income tax.

     Distributions to shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains.

     California has an alternative minimum tax (AMT) similar to the federal AMT. The California AMT, however, does not include interest from private activity municipal obligations as an item of tax preference.

     Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California corporate or personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

     FOREIGN SHAREHOLDERS. Under the Code, distributions of net investment income by the Funds to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 31% or a lower treaty rate). Withholding will not apply if a dividend paid by one of the Funds to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirement applicable to U.S. citizens or domestic corporations will apply.

     OTHER CONSIDERATIONS. The foregoing summarizes some of the important tax considerations generally affecting a Fund and its shareholders as of the date of this Statement of Additional Information. Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such distributions may be subject to state and local taxes. Shareholders are encouraged to consult their own tax advisors for information concerning their particular tax situation.

                               SERVICE PROVIDERS

     Management.  Subject to the general supervision of the Board of Directors
     ----------
of The Griffin Funds and in accordance with each Fund's investment policies, Griffin Advisers serves as adviser to the Funds. Payden & Rygel serves as sub-adviser to the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund. T. Rowe Price serves as sub-adviser to the Growth Fund and the Short-Term Bond Fund. TBCAM serves as sub-adviser to the Bond Fund and the Growth & Income Fund.

     Griffin Advisers, a subsidiary of H.F. Ahmanson & Company, a savings and loan holding company, and an affiliate of Home Savings of America and Savings of America, is located at 5000 Rivergrade Road, Irwindale, California 91706. Griffin Advisers, a California corporation, was organized in July, 1993 and had no prior experience advising investment companies.

     Payden & Rygel, which is located at 333 South Grand, 32nd Floor, Los Angeles, California 90071, was founded in 1983 and as of December 31, 1995 managed assets of approximately $20 billion.

     T. Rowe Price, which is located at 100 East Pratt Street, Baltimore, Maryland 21202, was established in 1937 and, together with its affiliates, managed assets of approximately $70 billion as of December 31, 1995.

     TBCAM, which is located at One Boston Place, Boston, Massachusetts 02108, was established in 1970 and as of December 31, 1995 managed assets of approximately $14 billion.

     Prior to December 1, 1994, Piper Capital Management Inc., located at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 55402, served as sub-advisor to the Growth & Income Fund, the Municipal Bond Fund and the Bond Fund.

     Sponsor and Distributor:  Griffin Financial, a registered broker-dealer, is
     -----------------------
the sponsor and distributor of the Funds. In this capacity, Griffin Financial has the exclusive right to distribute shares of the Funds. Griffin Financial is a subsidiary of H.F. Ahmanson & Company and an affiliate of Griffin Advisers, Home Savings of America and Savings of America.

     Transfer Agent:  IFTC is the Funds' transfer, shareholder service, and
     ---------------
dividend-paying agent. IFTC is located at 127 West 10th Street, Kansas City, Missouri 64105.

     Administrator and Sub-Administrator:  Griffin Financial Administrators
     -----------------------------------
serves as the administrator of the Funds pursuant to an Administration Agreement and provides various administrative and accounting services to the Funds. IFTC also provides certain sub-administrative services to the Funds.

                            DIRECTORS AND OFFICERS

     The Directors and Executive Officers of The Griffin Funds are listed below. Except as indicated, each individual has held the office shown or other office in the same company for the last five years. Unless otherwise noted, the business address of each Director and Officer is 5000 Rivergrade Road, Irwindale, California 91706, which is also the address of Griffin Advisers. Those Directors who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either The Griffin Funds or Griffin Advisers, are indicated by an asterisk (*).

     HERSCHEL CARDIN, Director.  Age: 69; Retired; Former Director of
                      --------
Investments, Home Savings of America.

     VINCENT F. COVIELLO, Director.  Age: 56; Turnberry Capital Corporation, c/o
                          --------
Bogle & Gates, Two Union Square, Suite 5100, Seattle, Washington 98101. President, Turnberry Capital since 1993. Prior thereto, Chairman & CEO, GNA Corp. from January 1980 to March 1993.

     *WILLIAM A. HAWKINS, Director, President and Chief Executive Officer.  Age:
                          -----------------------------------------------
53; President and CEO, Griffin Financial Services. President & CEO, Griffin Financial Administrators. President & CEO, Griffin Financial Investment Advisers.

     MORTON O. SCHAPIRO, Director.  Age: 42; 4535 Lennox Avenue, Sherman Oaks,
                         --------
California 91423. Dean of the College of Letters, Arts and Sciences, University of Southern California since 1991. Prior thereto, Associate Professor of Economics, Williams College, 1980-1991.

     RICHIE D. ROWSEY, Senior Vice President.  Age: 41; Senior Vice President,
                       ---------------------
Griffin Financial Services. Senior Vice President, Griffin Financial Administrators. Senior Vice President, Griffin Financial Investment Advisers.

     JULIA D. WHITCUP, Senior Vice President & Treasurer.  Age: 34; Senior Vice
                       ---------------------------------
President & Treasurer, Griffin Financial Services. Senior Vice President & Treasurer, Griffin Financial Administrators. Senior Vice President & Treasurer, Griffin Financial Investment Advisers.

     TIM S. GLASSETT, Secretary.  Age: 39; Senior Vice President & Assistant
                      ---------
General Counsel, H.F. Ahmanson & Company. Secretary, Griffin Financial Administrators. Secretary, Griffin Financial Investment Advisors.

     ANNE P. BANDUCCI, Assistant Secretary.  Age: 36; Assistant Secretary, H.F.
                       -------------------
Ahmanson & Company.

     HERBERT L. BOTTS, Assistant Secretary.  Age: 38; Vice President & Assistant
                       -------------------
Secretary, Griffin Financial Services.

     CHERYL A. RIVERA, Assistant Secretary.  Age: 28; Assistant Secretary, H.F.
                       -------------------
Ahmanson & Company.

     HENRY M. PENA, Assistant Secretary.  Age: 32; Assistant Vice President,
                    -------------------
Griffin Financial Services.

     PHILIP MCKINLEY, Vice President.  Age: 37, Vice President and Compliance
                      --------------
Administrator, Griffin Financial Services.

     STEVEN P. MUSON, Assistant Treasurer.  Age: 29; Assistant Vice President,
                      -------------------
Griffin Financial Services.

     Directors who are not affiliated with The Griffin Funds or Griffin Advisers are entitled to receive from The Griffin Funds an annual retainer of $5,000 and, generally, a fee of $2,500 for each Board of Directors and Board Committee meeting attended, Directors are reimbursed for all out-of-pocket expenses relating to attendance at Board of Directors' and Board Committee meetings. Directors who are affiliated with The Griffin Funds or Griffin Advisers do not receive compensation from The Griffin Funds, but are reimbursed for all out-of-pocket expenses relating to attendance at meetings. The table below indicates the total compensation received by the following Directors from The Griffin Funds during the fiscal year ended September 30, 1995.

                              COMPENSATION TABLE
                              ------------------

                                 Aggregate                    Total
                               Compensation                Compensation
Director                  from The Griffin Funds      from The Griffin Funds
--------                  ----------------------      ----------------------
Herschel Cardin                    $17,500                    $17,500

Vincent F. Coviello                $15,000                    $15,000

William A. Hawkins                 $     0                    $     0

William R. Pierskalla*             $12,500                    $12,500

Morton O. Schapiro                 $17,500                    $17,500

______________________
*Mr. Pierskalla resigned his position as a Director of The Griffin Funds in 1995 in order to accept a position as a Director of a holding company of a commercial bank.

     As of January 10, 1996, the Directors and Officers of The Griffin Funds as a group, owned less than 1% of the outstanding shares of The Griffin Funds.

     The Griffin Funds has adopted a Code of Ethics which, among other things, prohibits each access person of The Griffin Funds from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Director or officer of The Griffin Funds, (ii) any employee of The Griffin Funds (or any company in a control relationship with The Griffin Funds) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by The Griffin Funds, and (iii) any natural person in a control relationship with The Griffin Funds who obtains information concerning recommendations made to The Griffin Funds regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to The Griffin Funds any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities
                    - -
within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the access persons of The Griffin Funds, other than the "disinterested" Directors, submit reports to the designated compliance person of The Griffin Funds regarding transactions involving securities which are eligible for purchase by a Fund.

                             MANAGEMENT CONTRACTS

     INVESTMENT ADVISER. The Griffin Funds employs Griffin Advisers to furnish investment advisory and other services to each Fund. The Advisory Contract provides that Griffin Advisers shall manage the investing and reinvesting of the assets of each Fund, subject to the overall supervision of the Board of Directors of The Griffin Funds, in accordance with its investment objective, policies and limitations. Griffin Advisers provides to The Griffin Funds investment guidance and policy direction in connection with its management of each Fund's portfolio. It also furnishes The Griffin Funds with periodic reports on the investment strategy and performance of each Fund and additional reports and information as the Board of Directors and officers of The Griffin Funds reasonably request.

     Griffin Advisers or its affiliates pay certain expenses of The Griffin Funds, including the costs of printing and distributing all materials relating to each Fund prepared by it, or at its request, other than such costs relating to proxy statements, prospectuses, shareholder reports and other materials distributed to existing or prospective shareholders on behalf of each Fund.

     For these services and the payment by Griffin Advisers of The Griffin Funds' expenses, each Fund, other than the Growth & Income Fund and the Growth Fund, pays a monthly management fee to Griffin Advisers at the annual rate of 0.50% of the average net assets of the Fund throughout the month pursuant to an Investment Advisory Contract approved by the initial shareholder of the Funds on October 7, 1993. The Growth & Income Fund and the Growth Fund each pay a monthly management fee to Griffin Advisers at the annual rate of 0.60% of the average net assets of each Fund.

     The following chart indicates the amount of advisory fees paid by the Funds to Griffin Advisers and the amount of advisory fees voluntarily waived by Griffin Advisers for the fiscal years ended September 30, 1995 and September 30, 1994.


                                             ADVISORY FEES PAID          ADVISORY FEES WAIVED
        FUND                                  1995       1994             1995         1994
        ----                                  ----       ----             ----         ----
Money Market Fund                             $22,121    $2,186          $307,185     $78,124
Tax-Free Money Market Fund                    $3,384     $1,811          $43,485      $25,936
Short-Term Bond Fund                            $0*       N/A            $3,479*       N/A
U.S. Government Income Fund                   $2,164       $0            $116,136     $61,121
Bond Fund                                     $704         $0            $42,621      $21,374
Municipal Bond Fund                           $1,201       $0            $18,955      $9,355
California Tax-Free Fund                      $4,509       $0            $77,876      $40,186
Growth & Income Fund                          $8,818     $401            $132,670     $45,968
Growth Fund                                     $0*       N/A            $4,793*       N/A

_________________________

* The Short-Term Bond Fund and the Growth Fund each commenced operations on June 12, 1995.


     ADMINISTRATOR AND DISTRIBUTOR. Each Fund employs Griffin Financial Administrators to provide, at its expense, certain administrative services in connection with the operation of the Funds. Under the Administration Agreement with The Griffin Funds, Griffin Financial Administrators furnishes office space and certain facilities required for conducting the business for each Fund. Griffin Financial Administrators also exercises general supervision over the operation of the Fund, including coordination of the services performed by Griffin Advisers, transfer and dividend disbursing agents, custodians, independent accountants and legal counsel. Griffin Financial Administrators supervises all regulatory compliance, including compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions.

     Griffin Financial Administrators also supervises the preparation of periodic reports on the performance of its obligations under the administration agreement and statements of each Fund that are distributed to each of the Griffin Funds' officers and to the Board of Directors. It also supervises the preparation of additional reports and proxy statements. Griffin Financial Administrators handles all administrative services reasonably necessary for the operation of each Fund, other than those services that are to be provided by Griffin Advisers pursuant to the Advisory Agreement and by the transfer and dividend disbursing agent.

     For these services and the payment by Griffin Financial Administrators of certain of The Griffin Funds' expenses, each Fund pays a monthly administrative fee to Griffin Financial Administrators at the annual rate of 0.20% of the average daily value of the Fund's net assets during the preceding month.

     The following chart indicates, for the fiscal years ended September 30, 1995 and September 30, 1994, the amount of administration fees paid by the Funds to Griffin Financial Administrators, the amount of administration fees waived by Griffin Financial Administrators, and the amount of expenses reimbursed by Griffin Financial Administrators:

                                         ADMINISTRATION      ADMINISTRATION      EXPENSES REIMBURSED
                                            FEES PAID          FEES WAIVED         BY ADMINISTRATOR
      FUND                               1995      1994      1995      1994       1995         1994
      ----                               ----      ----      ----      ----       ----         ----
Money Market Fund                      $104,782     $0      $26,940   $32,124    $190,837    $121,963
Tax-Free Money Market Fund             $16,148      $0      $2,600    $11,099    $ 84,781    $ 77,096
Short-Term Bond Fund                     $0*        N/A     $1,392*     N/A      $ 12,879*      N/A
U.S. Government Income Fund            $17,960      $0      $29,360   $24,448    $144,944    $109,136
Bond Fund                              $6,153       $0      $11,177   $8,550     $101,890    $ 68,947
Municipal Bond Fund                    $3,319       $0      $4,743    $3,742     $ 88,657    $ 57,155
California Tax-Free Fund               $12,431      $0      $20,523   $16,074    $102,916    $ 86,348
Growth & Income Fund                   $26,855      $0      $20,308   $15,456    $147,855    $ 87,476
Growth Fund                              $0*        N/A     $1,598*     N/A      $ 19,668*      N/A

___________________

* The Short-Term Bond Fund and the Growth Fund each commenced operations on June 12, 1995.

     IFTC provides certain subadministrative services to the Funds pursuant to its Custody Agreement and Transfer Agency Agreement, including performing transfer agency, dividend disbursing and shareholder servicing functions for each Fund, calculating each Fund's NAV and dividends, maintaining The Griffin Funds' general accounting records and administering The Griffin Funds' securities lending program.

     Griffin Financial Services, located at 5000 Rivergrade Road, Irwindale, California 91706, serves as the distributor ("Distributor") of shares of the Funds pursuant to a Distribution Agreement between The Griffin Funds and the Distributor dated September 30, 1993. Under the Distribution Agreement, the Distributor may offer and sell shares of the Funds to or through securities dealers, banks and other depository institutions that have entered into sales support agreements with the Distributor.

     During the fiscal year ended September 30, 1994, the Distributor received $2,194,512 in net underwriting discounts and commissions in connection with sales of shares of The Griffin Funds. No portion of this amount was retained by the Distributor, but was paid out to sales representatives. And, during the fiscal year ended September 30, 1995, the Distributor received $232,710 in net underwriting discounts and commissions on sales of Class A Shares, and $1,016 in contingent deferred sales changes on redemptions of Class B Shares. All underwriting discounts and commissions and contingent deferred sales charges received by the Distributor during the fiscal year ended September 30, 1995 were retained by the Distributor.

     SUB-ADVISERS. On behalf of the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund, Griffin Advisers has entered into sub-advisory agreements with Payden & Rygel, pursuant to which Payden & Rygel has primary responsibility for providing portfolio investment management services to each of those Funds. On behalf of the Short-Term Bond Fund and the Growth Fund, Griffin Advisers has entered into sub-advisory agreements with T. Rowe Price, pursuant to which T. Rowe Price has primary responsibility for providing portfolio investment management services to each of those Funds. And, on behalf of the Bond Fund and the Growth & Income Fund, Griffin Advisers has entered into sub-advisory agreements with TBCAM, pursuant to which TBCAM has primary responsibility for providing portfolio investment management services to each of those Funds.

     A management fee is calculated and paid by each Fund to Griffin Advisers every month. The fee is calculated by multiplying the average net assets of each Fund (other than the Growth & Income Fund and the Growth Fund) by 0.50% on an annualized basis. The management fee for the Growth & Income Fund and the Growth Fund is calculated by multiplying each Fund's average daily net assets by 0.60% on an annualized basis. Griffin Advisers, in turn, pays Payden & Rygel,
T. Rowe Price and TBCAM for the respective sub-advisory services they provide to their respective funds. The fees paid to the sub-advisers are not reduced by any voluntary or mandatory expense reimbursements that may be effected by Griffin Advisers from time to time. The sub-advisory agreements for the Money Market Fund, the Tax-Free Money Market Fund, U.S. Government Income Fund and the California Tax-Free Fund were approved by the sole shareholder of the Funds on October 7, 1993. The sub-advisory agreement for the Bond Fund and the Municipal Bond Fund were approved by the shareholders of such Funds at special meetings held on December 27, 1994. The sub-advisory agreement for the Growth & Income Fund was approved by shareholders of the Fund at a special meeting held on January 23, 1995. The sub-advisory agreements for the Short-Term Bond Fund and the Growth Fund were approved by the sole shareholder of the Funds on June 12, 1995.

     To comply with the California Code of Regulations, Griffin Advisers will reimburse a Fund if and to the extent that a Fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2-1/2% of the first $30 million, 2% of the next $70 million, and 1-1/2% of average net assets in excess of $100 million. When calculating a Fund's expenses for purposes of this regulation, a Fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses.

                        DISTRIBUTION AND SERVICE PLANS

     As indicated in the Prospectus, each Fund has adopted one or more Plans under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Money Market Fund and the Tax-Free Money Market Fund, and the Class A Shares of the U.S. Government Income Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth & Income Fund were adopted on September 30, 1993 by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the sole shareholder of each Fund on October 7, 1993. The Plans for the Class B Shares of the U.S. Government Income Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth & Income Fund were adopted by the Board of Directors of the Company, including a majority of the Qualified Directors, on September 30, 1993 and were approved by the sole shareholder of the Class B Shares of each Fund on November 1, 1994. The Plans for the Class A and Class B Shares of the Growth Fund and the Short-Term Bond Fund were adopted by the Board of Directors of The Griffin Funds on May 11, 1995, and by the sole shareholder of each Fund on June 12, 1995.

     MONEY MARKET FUNDS. Under the Plans adopted by the Money Market Funds, the Distributor may receive compensatory payments and/or reimbursements to defray all or part of the cost of preparing, printing and delivering prospectuses to prospective shareholders of each Fund or for other distribution-related or sales support services. Payments under the Plans may not exceed, on an annual basis, 0.20% of each Fund's average daily net assets. The fees paid under the Plans can be used to pay servicing agents for shareholder liaison services, including responding to customer inquiries and providing information on their investments.

     During the fiscal year ended September 30, 1995, the Money Market Fund incurred $131,722 in distribution and service fees under its Plan, of which amount $49,061 was waived by the Distributor. Of the $82,661 in distribution and service fees paid by the Money Market Fund during the fiscal year ended September 30, 1995, $73,568 was spent in connection with advertising the Fund and $9,093 was spent in connection with printing and mailing prospectuses. And, during the fiscal year ended September 30, 1995, the Tax Free Money Market Fund incurred $18,748 in distribution and service fees under its Plan, of which amount $5,984 was waived by the Distributor. Of the $12,764 in distribution and service fees paid by the Tax-Free Money Market Fund during the fiscal year ended September 30, 1995, $11,360 was spent in connection with advertising the Fund and $1,404 was spent in connection with printing and mailing prospectuses.

     NON-MONEY MARKET FUNDS. Under the Plans adopted by the Non-Money Market Funds, the Distributor may receive compensatory payments and/or reimbursements to defray all or part of the cost of preparing, printing, and delivering prospectuses to prospective shareholders of each Fund or for other distribution-related or sales support services. Payments under the Plans may not exceed, on an annual basis, 0.25% of each Fund's average daily net assets of the Class A Shares and 0.75% of each Fund's average daily net assets of the Class B Shares. The fee paid under the Plans for the Class A Shares of each Fund also can be used to pay servicing agents for shareholder liaison services, including responding to customer inquiries and providing information on their investments. A separate fee of up to 0.25% of the average daily net assets of the Class B Shares of the Fund represented by Class B Shares owned by investors with whom the servicing agent maintains a servicing relationship is imposed on the Class B Shares of the Funds.

     The following table indicates the fees incurred by the Class A Shares of the Non-Money Market Funds under the Plans, the purposes for which such amounts were spent and the amount of such fees that was voluntarily waived by the Distributor during the fiscal year ended September 30, 1995:


                                               Distribution
                                                   and
        Funds                               Service Fees Paid                    Waived Fees
        -----                               -----------------                    -----------
                                                        Printing and
                                       Advertising  Mailing Prospectuses
                                       -----------  --------------------
Short-Term Bond Fund                       $0                $0                  $1,735
U.S. Government Income Fund             $10,703            $1,323                $46,378
Bond Fund                               $4,046             $500                  $17,024
Municipal Bond Fund                     $4,446             $550                  $5,066
California Tax-Free Fund                $19,618            $2,425                $18,539
Growth & Income Fund                    $28,476            $3,520                $25,084
Growth Fund                                $0                $0                  $1,951

     The following table indicates the fees incurred by the Class B Shares of the Non-Money Market Funds under the Plans, the purposes for which such amounts were expended and the amount of such fees that was voluntarily waived by the Distributor during the fiscal year ended September 30, 1995:

                                               Distribution
                                                   and
        Funds                               Service Fees Paid                   Waived Fees
        -----                               -----------------                   -----------
                                                        Printing and
                                       Advertising  Mailing Prospectuses
                                       -----------  --------------------
Short-Term Bond Fund                       $0                $0                   $19
U.S. Government Income Fund              $1,380             $171                  $1,434
Bond Fund                                $172               $21                   $175
Municipal Bond Fund                      $28                $3                    $35
California Tax-Free Fund                 $1,232             $152                  $1,061
Growth & Income Fund                     $4,017             $497                  $2,980
Growth Fund                                $0               $0                    $184

     GENERAL INFORMATION. The Funds may participate in joint distribution activities with any of the other funds of The Griffin Funds, in which event expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another Griffin Fund. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and other Griffin Funds in proportion to their relative net asset sizes, although The Griffin Funds' Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

     The Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of The Griffin Funds and the Qualified Directors. Any distribution agreement related to the Plan also must be approved by such vote of the Directors and the Qualified Directors. Distribution agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the applicable Fund, and no material amendment to a Plan may be made except by a majority of both the Directors of The Griffin Funds and the Qualified Directors.

     The Plans require that the Treasurer of The Griffin Funds shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of The Griffin Funds be made by such disinterested Directors.

                       DESCRIPTION OF THE GRIFFIN FUNDS

     Each Fund is a portfolio of The Griffin Funds, Inc., an open-end management investment company organized as a Maryland corporation on August 5, 1993. The Griffin Funds' Articles of Incorporation permit the Directors to create additional series. Currently there are nine portfolios of The Griffin Funds: the Money Market Fund, Tax-Free Money Market Fund, Growth & Income Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund, Short-Term Bond Fund and Growth Fund.

     In the event that Griffin Advisers ceases to be the investment adviser to The Griffin Funds or a Fund, the right of The Griffin Funds or Fund to use the identifying name "Griffin" may be withdrawn.

     The assets of The Griffin Funds received for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of The Griffin Funds. Expenses with respect to The Griffin Funds are to be allocated in proportion to the asset value of the respective Funds, except where allocations of direct expense can otherwise be fairly made. The officers of The Griffin Funds, subject to the general supervision of the Board of Directors, have the power to determine which expenses are allocable to a given Fund, or which are general or allocable to all of the Funds. In the event of the dissolution or liquidation of The Griffin Funds, shareholders of each Fund are entitled to receive as a class the underlying assets of such Fund available for distribution.

     The Money Market Funds offer only one class of shares. Each of the Non-Money Market Funds is comprised of two classes of shares, Class A Shares and Class B Shares. With respect to matters that affect one class of a Non-Money Market Fund but not another, the shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of that Fund and not shareholders of The Griffin Funds' other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by portfolio. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of The

Griffin Funds as a whole, means the vote of the lesser of (i) 67% of The Griffin Funds' shares represented at a meeting if the holders of more than 50% of The Griffin Funds' outstanding shares are present in person or by proxy, or (ii) more than 50% of The Griffin Funds' outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Funds may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, The Griffin Funds has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of The Griffin Funds' outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by The Griffin Funds.

     As of January 10, 1996, the following persons were known by The Griffin Funds to own of record the indicated percentage of the shares of the Funds:
MONEY MARKET FUND: Bankers Trust Company, Trustee, Ahmanson Advantage Account, P.O. Box 712039, Los Angeles, CA 90071 -- 37.33%; H.F. Ahmanson & Co. Inc., C/O Home Savings of America FSB, Attn: Magy Hanna, 4900 Rivergrade Road, Irwindale, CA 91706 -- 5.75%; TAX-FREE MONEY MARKET FUND: Mark Schankerman, 6062 Charae Street, San Diego, CA 92122 -- 5.15%; U.S. GOVERNMENT INCOME FUND - CLASS A
SHARES: Bankers Trust Company, N.A., Trustee, Ahmanson Advantage Account, P.O. Box 712039, Los Angeles, CA 90071 -- 14.64%; MUNICIPAL BOND FUND - CLASS A
SHARES: Griffin Financial Services, Attn: Finance (Seed Account), P.O. Box 60070, City Industry, CA 91716 -- 19.74%; Leah S. Glickfield, Lynne D. Arbaugh, JTWROS, 3750 Galt Ocean Drive. #606, Ft. Lauderdale, FL 33308 --- 10.06%; MUNICIPAL BOND FUND - CLASS B SHARES: Caroline Prager, Joan Rachlin JTWROS, 251 Berkley Road #212, Hollywood, FL 33024 --- 14.63%; Denny D. Aracilla, Jr., 5630 Auden Street, Houston, TX 77005 --- 5.46%; John A. Nelson TTEE, U/A 04/06/95, John A Nelson Living Trust, 1126 Caballo Court, San Jose, CA 95132 ---76.58%; CALIFORNIA TAX-FREE FUND - CLASS A SHARES: Griffin Financial Services, Attn:
Finance (Seed Account), P.O. Box 60070, City Industry, CA 91716 -- 5.71%; CALIFORNIA TAX-FREE FUND - CLASS B SHARES: James L. McFarland Trustee, U/A 1/18/91, The James McFarland Trust, 1705 North Naomi Street, Burbank, CA 91505 -
- 6.58%; Roger M. and Rosella McCray TT U/A DTT 01091987, The McCray Family Trust, 9949 Potter Street, Bellflower, CA 90706 --- 5.69%; BOND FUND - CLASS A
SHARES: Bankers Trust Company, N.A., Trustee, Ahmanson Advantage Account, P.O. Box 712039, Los Angeles, CA 90071 -- 18.13%; Griffin Financial Services, Attn:
Finance (Seed Account), P.O. Box 60070, City Industry, CA 91716 -- 13.20%; BOND FUND - CLASS B SHARES: Home Savings of America, Trustee, IRA of John G. Verina, 271 E. Gainsborough Road, Thousand Oaks, CA 91360 -- 9.51%; Josephine Marre TTEE, U/A 10/17/95, The Josephine Marie Marre Revocable Trust, P.O. Box 295, Santa Ynez, CA 93460 --- 7.10%; Karen E. Wilkie, 8203 Dillon, Houston, TX 77061 --- 7.95%; Robert G. Linnbary, 3116 Gingerwood Lane, Lancaster, CA 93536 --- 15.35%; Wilbur A Bradenand, Ruth Bradenand JTWROS, 1054 Savannah Drive, San Jose, CA 95117 --- 10.23%; Inez M. Walton, 18002 E Aberdeen Lane, Villa Park, CA 92667 --- 7.74%; William Rupert, Janice Zara Rupert TTEES, U/A 00/00/00, William and Janice Zara Rupert Family Trust, 25212 Rotella Avenue, Valencia, CA 91355 --
- 10.15%;

Home Savings of America TTEE, IRA of Betty J. McFarland, 510 North
Jackson Street, Apt. 305, Glendale, CA 91206 --- 5.05%; GRIFFIN SHORT-TERM BOND FUND - CLASS A SHARES: Griffin Financial Services, P.O. Box 60070, City of Industry, CA 91716 --- 20.52%; GRIFFIN SHORT-TERM BOND FUND - CLASS B SHARES:
Home Savings of America TTEE, IRA of Richard A. Leach, 21855 Herencia, Mission Viejo, CA 92692 --- 61.10%; Home Savings of America TTEE, IRA of Paul M. Hook, 14484 Harmony Lane, Victorville, CA 92392 --- 11.01%; Home Savings of America TTEE, IRA of Lyn G. Willoughby, 995 Pamona Road, Apt. 74, Corona, CA 91720 --- 27.28%; GRIFFIN GROWTH FUND - CLASS A SHARES: Griffin Financial Services, P.O. Box 60070, City of Industry, CA 91716 ---22.42%; GRIFFIN GROWTH & INCOME FUND - CLASS A SHARES: Bankers Trust Company, Trustee, Ahmanson Advantage Account, P.O. Box 712039, Los Angeles, CA 90071 --- 8.44%.

     CUSTODIAN. IFTC, located at 127 West 10th Street, Kansas City, Missouri 64105 is custodian of the assets of The Griffin Funds. The custodian is responsible for safekeeping of The Griffin Funds' assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of The Griffin Funds or in deciding which securities are purchased or sold by The Griffin Funds. The Company may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

     INDEPENDENT AUDITOR. KPMG Peat Marwick LLP, located at 725 South Figueroa Street, Los Angeles, California 90017, serves as The Griffin Funds' independent auditor.

     LEGAL COUNSEL. Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, serves as legal counsel to The Griffin Funds.

     FINANCIAL STATEMENTS. The Annual Report for the fiscal year ended September 30, 1995, and the report thereon of KPMG Peat Marwick LLP are incorporated by reference in this Statement of Additional Information. The Letter to Shareholders contained in such Annual Report is not incorporated by reference and is not a part of the registration statement or this Statement of Additional Information.

                                   APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

     PRIME-1 -- issuers (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     . Leading market positions in well established industries.

     . High rates of return on funds employed.

     . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges with high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 -- issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE AND MUNICIPAL BOND
RATINGS:

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Standard & Poor's Corporation's corporate and municipal bond
RATINGS:

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

DESCRIPTIONS OF FITCH INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

     FITCH-1 -- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     FITCH-2 -- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Description of Fitch Investors Service, Inc.'s corporate and municipal bond
RATINGS:

     AAA -- rated bonds are considered to be investment grade and are of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by foreseeable events.

     AA -- rated bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than AAA rated securities or more subject to change over the term of the issue.

     A -- rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

DESCRIPTION OF DUFF AND PHELPS' COMMERCIAL PAPER RATINGS:

     DUFF 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

     DUFF 2 -- Good certainty of timely payment. Liquidity and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF DUFF AND PHELPS' CORPORATE AND MUNICIPAL BOND RATINGS:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 ANNUAL REPORT

                          [LOGO OF THE GRIFFIN FUNDS]


                              SEPTEMBER 30, 1995

                               TABLE OF CONTENTS



Message to Shareholders                                               1

Glossary of Terms                                                     2

Performance Highlights of the Funds                                   3


              MANAGEMENT DISCUSSIONS AND SCHEDULES OF INVESTMENTS

The Griffin Money Market Fund                                         4

The Griffin Tax-Free Money Market Fund                                5

The Griffin Short-Term Bond Fund                                      7

The Griffin U.S. Government Income Fund                              10

The Griffin Bond Fund                                                13

The Griffin Municipal Bond Fund                                      17

The Griffin California Tax-Free Fund                                 21

The Griffin Growth & Income Fund                                     25

The Griffin Growth Fund                                              29


                             FINANCIAL STATEMENTS


Statements of Assets and Liabilities                                 35

Statements of Operations                                             37

Statements of Changes in Net Assets                                  39

Financial Highlights                                                 41

Notes to Financial Statements                                        43

Independent Auditors Report                                          50

                             ---------------------

Special Meetings of Shareholders                                     51

Distributions                                                        51



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY HOME SAVINGS OF AMERICA, FSB ("HOME SAVINGS"), SAVINGS OF AMERICA OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Dear Fellow Shareholder:

Favorable reports on the U.S. economy and adherence to our value-based investment discipline helped The Griffin Funds, Inc. ("The Griffin Funds") post strong returns during its second fiscal year. While the financial markets provided much of the gains for each of The Griffin Funds over the past twelve months, our disciplined approach to investing provided the framework for adding value to the investment process. The success of this approach is evidenced in the superior performance of the funds relative to their respective peer groups. The Griffin Growth & Income Fund for example, continued to be a star performer, ranking ninth among four hundred funds with similar investment objectives as determined by Morningstar, Inc. The other funds followed suit, with returns that place them in the top twenty to thirty percent among funds with comparable investment objectives tracked by Morningstar, Inc.


Market Overview

A myriad of economic factors, including the largest shrinkage in payrolls in four years, weak new home sales, as well as sluggish retail sales, industrial production and durable goods orders helped bolster the financial markets in 1995. These indications of a slowdown in economic growth, which historically reduce inflationary pressures, drove interest rates down during the first nine months of 1995. Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post strong returns for the twelve months ended September 30, 1995. The Standard & Poor's 500 Composite Index, commonly used as a yardstick for the overall stock market's performance, finished the period with a total return of 29.71%, well above its historical average annual return of roughly 12%. The municipal bond market overcame several significant obstacles during the year, including the bankruptcy declaration by Orange County, California and talks of federal tax reform, to produce significant positive returns.


Caution for the Future

Coming on the heels of a difficult year during which many investments declined in value, the past twelve months have been a welcome change. However, it is unlikely that the performance we've seen during the past months can be sustained. Staying with an investment program through these market ups and downs requires patience and dedication to long-range goals. It's important to keep in mind that daily, monthly, and even yearly fluctuations are a normal part of the financial markets. Unfortunately, these fluctuations are not always predictable, and past results cannot be used as a guarantee of future performance. It also is important to remember that mutual funds are not insured or guaranteed by any agency of the U.S. government.


Managing Risk

There are several strategies an investor can utilize to help mitigate the effects of market volatility. Selection of an investment program whose goals are compatible with your own is the first step. The Griffin Funds were created for those investors who seek a consistent, careful and committed approach to investing in the capital markets. A second strategy you can employ is a systematic, regular investment of the same amount of money over a period of time, called "dollar cost averaging." Purchasing shares in installments reduces exposure to extremes in price and introduces discipline, affording greater peace of mind. A third risk-diminishing strategy is to diversify your investment holdings across a variety of asset classes, since different types of securities often respond in dissimilar ways to changes in the economic environment. We are pleased to have launched a new program this year, the Griffin Portfolio Builder Account. This asset allocation system seeks to target each investor's personal goals by tailoring a combination of investment vehicles which best conforms to those objectives, utilizing The Griffin Funds' portfolios along with a third-party international equity fund.


New Products and Services

We at The Griffin Funds are committed to providing the right products and services to meet your investment needs. We've expanded our family by introducing two new funds: the Griffin Growth Fund and the Griffin Short-Term Bond Fund. The Griffin Growth Fund was developed for more aggressive investors seeking to capitalize on the growth of mid-sized companies, while the Griffin Short-Term Bond Fund was created for more conservative investors seeking income with some protection from market fluctuations. For those investors who want to put all of their money to work without paying a sales charge up-front, we instituted Class B shares. Class B shares are subject to a contingent deferred sales charge if redeemed before the end of certain holding periods, and carry a higher ongoing level of expenses than Class A shares. Finally, our customer service representatives have just completed extensive training which emphasized a thirty-three point plan for providing courteous and efficient processing of your individual requests.

Thank you for selecting The Griffin Funds for your financial management needs. We will do our best to continue to deserve your confidence and loyalty.



Sincerely,


/s/ William A. Hawkins

William A. Hawkins
Chairman
The Griffin Funds, Inc.

GLOSSARY OF TERMS

American Depositary Receipt (ADR)

Receipt for shares of foreign-based corporations held in the vault of a U.S. bank. These securities allow Americans to purchase shares of foreign companies without accessing overseas markets. These securities are denominated and pay dividends in U.S. Dollars, and are typically stocks of large multinational corporations.


"Asked" or "Offering" Price

The price at which a mutual fund's shares can be purchased, usually the current Net Asset Value (NAV) per share, plus sales charges, if any.


Capital Gain Distribution

Payments to mutual fund shareholders representing profits realized on the sale of the fund's securities. For tax purposes, these gains are considered long-term and are thus taxed at a maximum federal tax rate of 28%.


Commercial Paper

Short-term obligations issued by banks, corporations and others to investors who wish to put uninvested cash into short-term instruments.


Custodian

The organization, usually a bank or trust company, that keeps custody of securities and other assets of a mutual fund.


Exempt Interest Dividends

Payments to mutual fund shareholders representing interest on the fund's securities which are exempt from federal and/or state income taxes. Exempt interest dividends will be designated in the back of the annual report.


Net Asset Value Per Share

The market value of one share of a mutual fund. NAV equals the fund's total assets minus total liabilities divided by the number of shares outstanding.


Ordinary Income Dividends

Payments to mutual fund shareholders representing dividends, interest and short-term capital gains on the fund's securities, after deducting operating expenses. These payments are taxed at the shareholder's ordinary federal tax rate.


Total Return

Dividend income plus capital appreciation or depreciation. Total return is normally stated two ways. Cumulative or aggregate total return represents the change in value of an investment over time. Average annual total return represents the average annual rate of return required to reach the cumulative return over a period of time greater than one year.


Yankee Bonds

Dollar denominated bonds issued in the U.S. by foreign banks and corporations.


Yield Curve

The relationship between interest rates and length of maturity. A yield curve is said to be steep when longer-term bonds pay a great deal more interest than short-term bonds. A yield curve is said to be flat when investors do not receive much more interest income from the purchase of a longer-term bond.

PERFORMANCE HIGHLIGHTS OF THE FUNDS (Unaudited)


The table below provides yield and total return information for the periods ended September 30, 1995 for The Griffin Funds. The seven day yields of the money market funds refer to the income generated by an investment in a Fund over a seven day period, expressed as an annual percentage rate. The seven day effective yields are calculated similarly but assume that the income earned from a Fund is reinvested in the Fund. The total returns indicate the percentage an investment in a Fund would have changed in value had shares been purchased at the beginning of each period, with all dividends and capital gains being reinvested. The table also indicates the average performance of mutual funds with investment objectives that are similar to each of the respective non-money market funds of The Griffin Funds. For each of the non-money market funds, the group average reflects the performance of a universe of mutual funds tracked by Morningstar, Inc. Additional information with respect to the Morningstar, Inc. group average performance information provided below is included in the appropriate Fund's "Management Discussion." The mutual fund averages do not reflect the imposition of sales charges, but do reflect the reinvestment of all dividends and capital gains, if any. Of course, past performance is not an indicator of future results.

For Periods Ended September 30, 1995

                                                  Seven Day
                                    Seven Day     Effective
                                      Yield         Yield
                                    ---------     ---------
Money Market Fund(1).............     5.32%         5.46%

Tax-Free Money Market Fund(1)....     3.99%         4.07%

                                                         Class A                          Class B
                                              --------------------------------    -------------------------
                                                                     Since                          Since
                                              Past Six   Past      Inception      Past Six        Inception
                                               Months    Year    (10/19/93)(2)     Months         (11/1/94)
                                             ---------  -------  -------------    -----------    ----------
U.S. Government Income Fund...............      7.29%    13.00%       5.46%          7.12%          13.08%
U.S. Government Income Fund (incl.
  sales charge)(3)........................      2.46%     7.95%       2.99%          2.12%           8.08%
Average U.S. Government General Bond
  Fund....................................      6.50%    10.85%        n/a           6.50%            n/a

Bond Fund.................................      8.41%    13.53%       3.68%          8.01%          13.58%
Bond Fund (incl. sales charge)(3).........      3.58%     8.41%       1.25%          3.01%           8.58%
Average High Quality Bond Fund............      6.47%    10.56%        n/a           6.47%            n/a

California Tax-Free Fund..................      4.55%    10.13%       1.48%          4.27%          12.60%
California Tax-Free Fund (incl. sales
  charge)(3)..............................     -0.19%     5.15%      -0.88%         -0.73%           7.60%
Average California Municipal Bond Fund....      4.29%     9.20%        n/a           4.29%            n/a

Municipal Bond Fund.......................      4.52%    10.18%       2.28%          4.20%          12.86%
Municipal Bond Fund (incl. sales charge)
  (3).....................................     -0.23%     5.16%      -0.12%         -0.80%           7.86%
Average Municipal Bond Fund...............      4.31%     9.06%        n/a           4.31%            n/a

Growth & Income Fund......................     19.63%    31.93%      17.19%         19.37%          29.54%
Growth & Income Fund (incl. sales charge)
  (3).....................................     14.23%    26.05%      14.45%         14.37%          24.54%
Average Growth & Income Fund..............     16.02%    23.50%        n/a          16.02%            n/a

                                                         Class A                          Class B
                                              --------------------------------    -------------------------
                                                                     Since                         Since
                                              Past Six   Past      Inception       Past Six      Inception
                                               Months    Year      (6/12/95)        Months       (6/12/95)
                                             ---------  -------  -------------    -----------    ----------
Short-Term Bond Fund......................       n/a       n/a         2.32%           n/a           2.51%
Short-Term Bond Fund (incl. sales charge)
  (4).....................................       n/a       n/a        -1.24%           n/a          -1.49%

Growth Fund...............................       n/a       n/a        16.60%           n/a          16.50%
Growth Fund (incl. sales charge)(3).......       n/a       n/a        11.37%           n/a          11.50%

(1) Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government. There can be no assurance that either of the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.
(2)  This figure has been annualized.
(3) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of a contingent deferred sales charge of 5% with respect to Class B shares has been factored into these calculations.
(4) The deduction of the maximum initial sales charge with respect to Class A shares (3.5%) and the deduction of a contingent deferred sales charge of 4% with respect to Class B shares has been factored into these calculations.

Schedule of Investments

GRIFFIN MONEY MARKET FUND

September 30, 1995


[PIE CHART APPEARS HERE]

Corporate Notes                 8%
Asset Backed Securities         4%
Commercial Paper               49%
U.S. Agency Discount Notes     39%

Investment Categories Reflect Percentages of Invesments in Securities


                                                      Principal         Market
Name Of Issuer                                         Amount          Value (a)
--------------------------------------------------------------------------------
(Percentages of each invesment category relate to total net assets)

Asset-Backed Securities (4.4%):
        Financial Services (4.4%):
                Navistar Financial Corporation,
                  5.90%, 5/20/96                      $1,233,014      $1,232,705

                Olympic Auto Receivables Trust
                  5.76%, 9/15/96                       2,000,000       2,000,000
                  6.25%, 3/15/96                         274,543         274,465
                                                                      ----------
                                                                       3,507,170
                                                                      ----------

Total Asset-Backed Securities
          (cost: $3,507,170)                                           3,507,170
                                                                      ----------
Commercial Paper (48.6%):
        Financial Services (36.1%):
        Abbey National North America
          Corporation, 5.67%, 11/07/95 (b)             3,000,000       2,982,518
        American Express, 6.08%, 11/20/95              3,000,000       3,000,000
        American General Finance Corporation,
                5.67%, 11/17/95                        4,000,000       4,000,000
        American Telephone & Telegraph
          Capital Corporation, 5.63%,
                 11/22/95 (b)                          4,000,000       3,967,471
        Bayerische Vereinsbank, 5.68%,
                10/04/95 (b)                           3,000,000       2,998,580
        Canadian Wheat Board, 5.55%,
                12/18/95 (b)                           4,000,000       3,951,900
        Export Developmental Corporation,
                5.50%, 10/25/95 (b)                    4,000,000       3,985,333
        General Electric Capital Corporation,
                5.74%, 10/30/95                        4,000,000       4,000,000
                                                                      ----------
                                                                      28,885,802
                                                                      ----------
Industrial Conglomerate (2.5%):
          Shell Oil Company, 5.82%,
                11/20/95 (b)                           2,000,000       1,983,833
                                                                      ----------
        Manufacturing (5.0%):
          Dupont, 5.66%, 10/06/95 (b)                  4,000,000       3,996,856
                                                                      ----------
Telecommunications (5.0%):
          Bell Atlantic Network Funding
            Corporation, 5.72%, 10/12/95 (b)           4,000,000       3,993,009
                                                                      ----------
Total Commercial Paper (cost:$38,859,500)                             38,859,500
                                                                      ----------

Corporate Notes (7.9%):
  Financial Services (7.9%):
    CIT Group Holdings, 8.88%, 6/15/96                $3,265,000      $3,330,343
    Comerica Bank Note, 6.20%, 5/28/96                 3,000,000       3,005,717
                                                                      ----------
                                                                       6,336,060
                                                                      ----------
Total Corporate Notes (cost: $6,336,060)                               6,336,060
                                                                      ----------
U.S. Government And Agency Securities (39.0%):
  Federal Home Loan Bank Notes (25.3%):
        5.43%, 3/15/96 (b)                             5,000,000       4,874,808
        5.51%, 12/26/95 (b)                            2,000,000       1,973,674
        5.60%, 10/02/95 (b)                            5,000,000       4,999,222
        6.23%, 4/24/96 (b)                             4,000,000       3,995,235
        6.30%, 10/02/95 (b)                            4,380,000       4,379,234
                                                                      ----------
                                                                      20,222,173
                                                                      ----------
Federal Home Loan Mortgage
        Discount Notes (5.0%):
        5.53%, 10/03/95 (b)                            4,000,000       3,998,771
                                                                      ----------

Federal National Mortgage Association
        Notes (8.7%):
        5.57%, 10/16/95 (b)                            5,000,000       4,988,396
        6.43%, 4/18/96                                 2,000,000       2,000,955
                                                                      ----------
                                                                       6,989,351
                                                                      ----------


Total U.S. Government And Agency Securities
          (cost: $31,210,295)                                         31,210,295
                                                                      ----------
Repurchase Agreements (0.0%):

        State Street Bank & Trust Co. Master
          Repurchase Agreement, 4.5%, 10/02/95,
          102% Collateralized by
          U.S. Government Securities                       7,000           7,000
                                                                      ----------
Total Repurchase Agreements (cost:$7,000)                                  7,000
                                                                      ----------
Total Investments In Securities
          (cost: $79,920,025) (c) (99.9%)                             79,920,025

Other Assets Less Liabilities (0.1%)                                      43,978
                                                                      ----------
Net Assets (100%)                                                    $79,964,003
                                                                      ==========

--------------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Rate represents annualized yield to maturity at September 30, 1995.
(c)  Cost is the same for federal income tax purposes.

                See accompanying notes to financial statements.

Schedule of Investments

GRIFFIN TAX-FREE MONEY MARKET FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Pre-refunded                  15%
Revenues                       6%
Variable Rate Demand Notes    46%
Commercial Paper              22%
Other                         11%

Invesment Categories Reflect Percentages of Investments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each invesment category relate to total net assets)

Municipal Short-Term Securities (99.8%):
  Alabama (3.5%):
    Phenix City, Alabama Industrial Development
        Board Environmental Improvement
        Revenue, Mead Coated Board
        Project-A, 4.80%, 10/02/95                   $300,000        $300,000
                                                                     --------
Arizona (1.1%):
Maricopa County, Arizona Pollution
    Control Corporation - Arizona
    Public Service Co. Project, 4.45%,
              10/02/95 (b)                            100,000         100,000
                                                                     --------
California (3.5%):
  California Higher Education Loan
    Authority, Student Loan Revenue
               5/1/94, 4.35%, 10/04/95 (b)            300,000         300,000
                                                                     --------
Colorado (3.5%):
  Colorado Student Obligation Board
    Authority Student Loan Revenue,
              4.30%, 10/04/95 (b)                     300,000         300,000
                                                                     --------
Florida (3.5%):
  Orlando, Florida Utilities Community
  Water & Electric Revenue, 8.50%,
    Prerefunded to 10/01/95                           300,000         306,000
                                                                     --------
Georgia (3.5%):
  Burke County, Georgia Development
    Authority - Oglethorpe Power
      Corporation Project, 3.60%, 12/05/95            300,000         300,000
                                                                     --------
Hawaii (4.2%):
  Hawaii State Department of Budget
   & Finance Special Purpose Mortgage
    Revenue, 7.70%,
        Prerefunded to 7/01/96                        350,000         366,872
                                                                     --------
Indiana (1.1%):
  Indianapolis, Indiana Multi-Family
    Revenue Housing, Canal Square
    Project, 4.25%, 10/04/95 (b)                      100,000         100,000
                                                                     --------
Kansas (7.0%):
 Burlington, Kansas Pollution Control,
  Kansas City Power & Light
            Project B, 3.70%, 11/01/95                300,000         300,000

Kansas State Department of Transportation
  Highway Revenue, 4.45%, 10/04/95 (b)                300,000         300,000
                                                                     --------
                                                                      600,000
                                                                     --------
Louisiana (1.1%):
East Baton Rouge Parish, Louisiana
  Pollution Control Revenue, Georgia-
    Pacific Corporation, 4.35%,
            10/04/95 (b)                              100,000         100,000
                                                                     --------
Massachusetts (8.1%):
Massachusetts State, General Obligation,
          4.60%, 10/04/95 (b)                         400,000         400,000

Massachusetts State Water Resources
          Authority, 3.65%, 11/06/95                  300,000         300,000
                                                                     --------
                                                                      700,000
                                                                     --------
Michigan (9.3%):
Delta County, Michigan Economic
  Development Corporation Environmental
  Improvement Revenue, Mead Escanaba
          Paper, 3.55%, 10/12/95                      400,000         400,000

University of Michigan Hospital
          Revenue, 4.50%, 10/02/95 (b)                400,000         400,000
                                                                     --------
                                                                      800,000
                                                                     --------
Minnesota (3.5%):
Rochester, Minnesota Health Care
  Facilities - Mayo Foundation/Mayo
  Medical Center Revenue,
           3.80%, 10/26/95                            300,000         300,000
                                                                     --------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------

Mississippi (3.5%):
Jackson County, Mississippi Industrial
  Sewer Facilities Revenue,
  Chevron USA Incorporated Project,
          4.60%, 10/04/95 (b)                        $300,000        $300,000
                                                                     --------
Missouri (7.0%):
Columbia, Missouri Special Revenue
          4.40%, 10/04/95                             100,000         100,000

Missouri Higher Education Loan
          Authority, Student Loan Senior Lein
          Revenue, 4.88%, 2/15/96                     500,000         500,802
                                                                     --------
                                                                      600,802
                                                                     --------
Nevada (3.5%):

Clark County, Nevada Airport Improvement
  Revenue, 4.35%, 10/04/95 (b)                        100,000         100,000

Clark County, Nevada Industrial
  Development Revenue, Nevada
  Cogeneration I Project,
         4.60%, 10/02/95 (b)                          200,000         200,000
                                                                     --------
                                                                      300,000
                                                                     --------
North Carolina (3.5%):
  North Carolina Eastern Municipal
    Power Agency - Power System
     Revenue, 3.80%, 11/02/95                         300,000         300,000
                                                                     --------

Pennsylvania (4.6%):
Pennsylvania State Higher Education,
          4.50%, 10/04/95 (b)                         300,000         300,000

St. Mary Hospital Authority Langhorne
          Pennsylvania Hospital Revenue,
          Franciscan Health Sys, 4.75%,
          10/02/95 (b)                                100,000         100,000
                                                                     --------
                                                                      400,000
                                                                     --------
Tennessee (4.8%):
        Knox County, Tennessee General Obligation,
          3.75%, 3/01/96                              260,000         260,000

Metropolitan Government Nashville
          & Davidson County Tennessee Water &
          Sewer, 8.75%, Prerefunded to 1/01/96        150,000         154,807
                                                                     --------
                                                                      414,807
                                                                     --------
Texas (15.9%):
  Austin, Texas Utilities Systems
    Revenue, 7.75%, Prerefunded to 5/15/96            400,000         416,308

Grapevine, Texas Industrial Development
          Corporation Revenue,
          American Airlines Project,
          4.75%, 10/02/95 (b)                         100,000         100,000

Hunt County, Texas Health Facilities
          Development Corporation, Universal
          Health Services of Greenville, Inc-
          4.40%, 10/04/95 (b)                         300,000         300,000

Southwest Higher Education Authority
          Inc, Southern Methodist
          University, 4.40%, 10/02/95 (b)             200,000         200,000

Texas State Tax & Revenue Anticipation
          Notes, 4.75%, 8/30/96                       350,000         352,152
                                                                   ----------
                                                                    1,368,460
                                                                   ----------
Virginia (4.1%):
  Virginia State Housing Development
  Authority Commonwealth Mortgage,
          3.55%, 11/16/95                             350,000         350,000
                                                                   ----------
Total Municipal Short-Term Securities
  (cost: $8,606,941)                                                8,606,941
                                                                   ----------

Total Investments In Securities
  (cost: $8,606,941) (c) (99.8%)                                    8,606,941

Other Assets Less Liabilities (0.2%)                                   14,393
                                                                   ----------
Net Assets (100%)                                                  $8,621,334
                                                                   ==========

-------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(c)     Cost is the same for federal income tax purposes.

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                         GRIFFIN SHORT-TERM BOND FUND
                   Portfolio Manager: Edmund M. Notzon, III,
                        T. Rowe Price Associates, Inc.

What were the significant market factors that affected performance?

Yields on short term bonds dropped significantly during the second quarter of 1995, as the fixed income market became more optimistic about a cut in the Federal Funds Rate. While the Federal Reserve Board uses this rate to guide the amount banks charge each other for overnight investments, the fixed income market uses the rate as a gauge of the prospect for inflation in the near future. The Federal Reserve Board lowered the Federal Funds Rate to 5.75% in July, the first rate cut in three years. Since then long-term interest rates have remained fairly stable at historically low levels, with moderate growth in the economy and little inflationary pressure. These economic factors bode well for investors, as inflation tends to erode the value of their fixed income investments.


What strategies and techniques were implemented since the Fund commenced operations?

The Fund commenced operations on June 12, 1995, and shortly thereafter a diverse portfolio was created consisting of Treasury bonds, U.S. agency bonds, corporate bonds and federally-guaranteed mortgage securities. Our favorable outlook for the U.S. economy led us to slightly overweight our position in corporate bonds relative to the Fund's benchmark, the Merrill Lynch
1-4.99 Year Government/Corporate Index. We also initiated a position in federally-guaranteed mortgage-backed securities which should perform well if interest rates stabilize.


What themes can be seen in the current portfolio (industry weightings) and why?

We have a 5% position in industrial bonds, a 1% position in utility corporate bonds, and a 10% position in financial corporate bonds. The larger holdings in industrial and financial bonds reflect their relative value and greater availability in the market. We also have slightly more interest rate sensitivity than the market to reflect our view that rates are unlikely to rise sharply in the near future.


What individual security holdings changed since the Fund commenced operations?

All (except one) of our trades have been to add positions to the portfolio, thus increasing the diversification of the fund. As the fund increases in size, we will continue to add new corporate names.


What is the strategy for the next six to twelve months?

We have no present plans to change the structure of the portfolio. If mortgage prepayments appeared likely to speed up (due to interest rates decreasing further), we might decrease our mortgage exposure and increase the interest rate sensitivity of the portfolio. If interest rates appeared likely to increase, we might increase our mortgage exposure and decrease both the corporate bond exposure and the interest rate sensitivity of the portfolio. In both cases, we are unlikely to carry a significant cash position.

                       THE GRIFFIN SHORT-TERM BOND FUND

The two charts below show the performance of both classes of shares of the Griffin Short-Term Bond Fund compared with the Merrill Lynch Government/Corporate 1-4.99 Year Index and the Lipper Short-Term High Quality Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Short-Term Bond Fund when the fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Merrill Lynch Government/Corporate 1-4.99 Year Index is an unmanaged index of debt obligations with maturities ranging from one to five years. The Lipper Short-Term High Quality Bond Fund Average is based on a universe of mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to The Griffin Short-Term Bond Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 3.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Short-Term Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 3.5% sales charge)

One year ................. N/A
Since inception .......... -1.24%

VALUE OF $10,000 INVESTED

                                                                                                  Lipper
Griffin Short-Term Bond Fund     Merrill Lynch Govt./Corp. 1 - 4.99 Year Index     Short-Term High Quality Bond Fund Average

            Dollar                                      Dollar                                             Dollar
  Months    Value                            Months     Value                                  Months      Value
  ------    ------                           ------     ------                                 ------      ------
Initial     $9,650                          Initial    $10,000                                Initial     $10,000
Jun '95     $9,722                          Jun '95    $10,065                                Jul         $10,024
Jul         $9,758                          Jul        $10,091                                Aug         $10,093
Aug         $9,826                          Aug        $10,160                                Sep         $10,145
Sep         $9,873                          Sep        $10,218

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Short-Term Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4% sales charge)

One year ................. N/A
Since inception .......... -1.49%

VALUE OF $10,000 INVESTED

                                                                                                  Lipper
Griffin Short-Term Bond Fund     Merrill Lynch Govt./Corp. 1 - 4.99 Year Index     Short-Term High Quality Bond Fund Average

            Dollar                                      Dollar                                             Dollar
  Months    Value                            Months     Value                                  Months      Value
  ------    ------                           ------     ------                                 ------      ------
Initial    $10,000                          Initial    $10,000                                Initial     $10,000
Jun '95    $10,079                          Jun '95    $10,065                                Jul         $10,024
Jul        $10,118                          Jul        $10,091                                Aug         $10,093
Aug        $10,192                          Aug        $10,160                                Sep         $10,145
Sep         $9,851                          Sep        $10,218

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN SHORT-TERM BOND FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Cash                              3%
U.S. Treasury Notes              71%
Corporate Bonds                  17%
U.S. Agency Securities           10%

Invesment Categories Reflect Percentages of Invesments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)


Corporate Bonds (15.9%):
    Banking (5.0%):
        Bankers Trust - New York, 7.25%, 11/01/96      $30,000         $30,338
        First Chicago, 9.00%, 6/15/99                   30,000          32,475
        MBNA Corporation, 6.88%, 10/01/99               10,000          10,163
        Northern Trust, 9.00%, 5/15/98                 100,000         106,250
                                                                   -----------
                                                                       179,226
                                                                   -----------
Electric Utilities (0.8%):
        Alabama Power, 6.38%, 8/01/99                   30,000          30,150
                                                                   -----------
Financial Services (4.7%):
        Associates Corporation, 6.75%, 7/15/97          37,000          37,272
        Associates Corporation, 6.75%, 10/15/99         16,000          16,200
        Bear Stearns Company, 9.13%, 4/15/98            30,000          31,875
        Ford Motor Credit Corporation,
          9.38%, 12/15/97                               50,000          53,015
        General Motors Acceptance Corporation,
          8.38%, 5/01/97                                30,000          30,938
                                                                   -----------
                                                                       169,300
                                                                   -----------
Industrial Conglomerate (4.6%):
        Lockheed Martin Corporation,
          9.38%, 10/15/99                               71,000          78,194
        Mobil Corporation, 6.50%, 2/15/97               15,000          15,075
        Texaco Capital, 9.00%, 12/15/99                 65,000          71,003
                                                                   -----------
                                                                       164,272
                                                                   -----------
Retailing (0.8%)
        Wal-Mart Stores, 5.50%, 9/15/97                 30,000          29,663
                                                                   -----------
Total Corporate Bonds
         (cost: $570,485)                                              572,611
                                                                   -----------
U.S. Government And Agency Securities (77.3%):
        U.S. Treasury Notes (67.9%):
                4.75%, 2/15/97                          100,000         98,603
                5.75%, 10/31/97                         150,000        149,729
                6.00%, 12/31/97                         400,000        401,280
                6.00%, 10/15/99                         100,000        100,209
                6.13%, 5/15/98                          200,000        201,154
                6.25%, 8/31/96                          100,000        100,440
                6.38%, 1/15/99                          225,000        227,923
                6.50%, 5/15/97                          100,000        101,043
                6.88%, 3/31/00                          150,000        154,985
                7.25%, 11/30/96                         100,000        101,616
                7.25%, 2/15/98                          150,000        154,500
                7.38%, 11/15/97                         350,000        360,318
                8.13%, 2/15/98                          100,000        104,931
                8.25%, 7/15/98                          170,000        180,100
                                                                    ----------
                                                                     2,436,831
                                                                    ----------
U.S. Agency Securities (9.4%):
          Federal Home Loan Bank (1.9%):
            6.84%, 4/20/99                               70,000         70,024
                                                                    ----------

          Federal Home Loan Mortgage
            Corporation (7.5%)

            6.00%, 4/01/99                              217,393        215,830
            7.75%, 11/07/01                              50,000         53,828
                                                                    ----------
                                                                       269,658
                                                                    ----------
Total U.S. Government And Agency Securities
    (cost: $2,767,388)                                               2,776,513
                                                                    ----------

Short-Term Securities (2.8%):
 Repurchase Agreements (2.8%)
    State Street Bank & Trust Co. Master Repurchase
      Agreement, 4.5%, 10/02/95, 102% Collateralized
      by U.S. Government Securities                     102,000        102,000
                                                                    ----------

Total Short-Term Securities
    (cost: $102,000)                                                   102,000
                                                                    ----------

Total Investments In Securities
    (cost: $3,439,873)(b)(96.0%)                                     3,451,124

Other Assets Less Liabilities (4.0%)                                   144,434
                                                                    ----------
Net Assets (100%)                                                   $3,595,558
                                                                    ==========

------------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost as follows:


        Gross unrealized appreciation                                   $12,138

        Gross unrealized depreciation                                      (887)
                                                                        -------
        Net unrealized appreciation                                     $11,251
                                                                        =======

                See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                      GRIFFIN U.S. GOVERNMENT INCOME FUND
                 Portfolio Manager: Executive Policy Committee,
                       Payden & Rygel Investment Counsel


What were the significant market factors that affected performance?

The most significant factor that affected the Fund's performance over the past year was the cyclical shift in policy by the Federal Reserve Board (the "Fed") from that of monetary restraint to a policy of interest rate easing. The latter represented the first reduction in the Federal Funds Rate, the overnight rate at which banks lend to each other, in three years and caused interest rates to drop significantly for bonds of all maturities.

During much of 1994 the U.S. economy appeared to be heading toward more robust economic growth. In an effort to control economic expansion, and to reduce the risk of inflation, the Fed implemented seven consecutive increases in the Federal Funds Rate, culminating with an increase to 6.0% in February 1995. Growth in the economy began to show signs of slowing in the first half of 1995, in part due to the increases in short term interest rates and inventory accumulation, both of which acted as a drag on the manufacturing sector. The slowing economy, coupled with consistently low inflation, set the stage for the Fed to reverse its previous position and lower short term borrowing rates in July, sending yields on U.S. Treasury bonds downward. The sharp drop in the yield on the 30-year Treasury bond, which amounted to a change of nearly 1.5% from the prior year, provided equity-like returns for fixed income investors.


What strategies and techniques were implemented during the year?

The Fund implemented two distinct strategies during the past year. During the first four months of the year, we adopted a more conservative approach while striving to maintain an attractive yield. This strategy was achieved primarily by holding mortgage-backed securities that had been carefully screened to reduce the risk of prepayment. As the interest rate environment improved in the second half of the year, the Fund gradually implemented the second strategy by extending its duration. This strategy was implemented by increasing the proportion of U.S. Treasury securities in the portfolio. This shift in portfolio composition benefited the Fund as interest rates fell, producing strong returns for the period. Treasuries generally outperform mortgage-backed securities during periods of declining interest rates as more homeowners refinance their mortgages, forcing the investors who held those mortgages to reinvest at lower yield levels.


What themes can be seen in the current portfolio and why?

The most significant theme of the Fund's portfolio is the overweighting in U.S. Treasury securities. Currently, 36% of the portfolio is invested in U.S. Treasury notes and bonds, and 64% is invested in mortgage pass-through securities issued by U.S. Government agencies. This mix stood at 18% U.S. Treasury securities and 82% mortgages for most of 1994. The current composition of the Fund's portfolio indicates our optimistic view on interest rates.


What individual security holdings changed significantly during the year?

The most significant security holdings that changed during the year were the inclusion of long maturity U.S. Treasury issues. The Fund was positioned with approximately an 18% position in 25-30 year U.S. Treasury bonds at fiscal year-end.


What is the strategy for the next six to twelve months?

Our strategy will remain much the same over the next six to twelve months.
Our outlook for a low inflation, slow growth economy is consistent with the current portfolio's structure and duration. We may continue to add Treasury securities in lieu of the more defensive mortgage-backed securities in the short run. However, given the significant structural change in interest rates that was experienced this year, any future changes will be modest. Although we remain optimistic about the next year, we do not necessarily believe that we will experience the total returns that were realized during the last six months.

                      GRIFFIN U.S. GOVERNMENT INCOME FUND

The two charts below show the performance of both classes of shares of the Griffin U.S. Government Income Fund compared with the Lehman Brothers Government Bond Index and the Morningstar U.S. Government Bond Fund Average.
If you had invested $10,000 in Class A shares of the Griffin U.S. Government Income Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers Government Bond Index is an unmanaged index of debt obligations issued by the U.S. Treasury and its agencies. The Morningstar U.S. Government Bond Fund Average is based on a universe of approximately 374 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin U.S. Government Income Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin U.S. Government Income Fund Class A

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year.....................................   7.95%
Since inception..............................   2.99%

VALUE OF $10,000 INVESTED

Griffin U.S. Government   Lehman Bros. Government   Morningstar U.S.
Income Fund               Bond Index                Government Bond Fund Average
           Dollar                      Dollar                    Dollar
Months     Value          Months       Value        Months       Value
------     ------         ------       ------       ------       -------
Initial     $9,550        Initial      $10,000      Initial      $10,000
Nov         $9,530        Nov           $9,884      Nov           $9,919
Dec         $9,601        Dec           $9,923      Dec           $9,963
Jan '94     $9,720        Jan '94      $10,059      Jan '94      $10,064
Feb         $9,586        Feb           $9,845      Feb           $9,903
Mar         $9,316        Mar           $9,624      Mar           $9,709
Apr         $9,242        Apr           $9,548      Apr           $9,623
May         $9,282        May           $9,535      May           $9,601
Jun         $9,289        Jun           $9,513      Jun           $9,575
Jul         $9,445        Jul           $9,688      Jul           $9,705
Aug         $9,464        Aug           $9,690      Aug           $9,714
Sep         $9,375        Sep           $9,554      Sep           $9,600
Oct         $9,355        Oct           $9,547      Oct           $9,584
Nov         $9,358        Nov           $9,530      Nov           $9,551
Dec         $9,449        Dec           $9,588      Dec           $9,603
Jan '95     $9,615        Jan '95       $9,766      Jan '95       $9,752
Feb         $9,836        Feb           $9,976      Feb           $9,943
Mar         $9,874        Mar          $10,039      Mar           $9,993
Apr         $9,989        Apr          $10,171      Apr          $10,103
May        $10,304        May          $10,581      May          $10,419
Jun        $10,389        Jun          $10,662      Jun          $10,478
Jul        $10,332        Jul          $10,623      Jul          $10,451
Aug        $10,480        Aug          $10,747      Aug          $10,557
Sep        $10,594        Sep          $10,850      Sep          $10,642

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Griffin U.S. Government Income Fund Class B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)
One year.....................................   N/A
Since inception..............................   8.08%

VALUE OF $10,000 INVESTED

Griffin U.S. Government   Lehman Bros. Government   Morningstar U.S.
Income Fund               Bond Index                Government Bond Fund Average
           Dollar                      Dollar                   Dollar
Months     Value          Months       Value        Months      Value
------     ------         ------       ------       ------     -------
Initial    $10,000        Initial    $10,000        Initial    $10,000
Nov        $10,027        Nov         $9,982        Nov         $9,966
Dec        $10,114        Dec        $10,043        Dec        $10,020
Jan '95    $10,288        Jan '95    $10,230        Jan '95    $10,176
Feb        $10,521        Feb        $10,450        Feb        $10,375
Mar        $10,557        Mar        $10,515        Mar        $10,427
Apr        $10,687        Apr        $10,653        Apr        $10,542
May        $11,007        May        $11,083        May        $10,872
Jun        $11,092        Jun        $11,168        Jun        $10,933
Jul        $11,039        Jul        $11,127        Jul        $10,905
Aug        $11,180        Aug        $11,257        Aug        $11,016
Sep        $10,808        Sep        $11,365        Sep        $11,104

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN U.S GOVERNMENT INCOME FUND

September 30, 1995

[PIE CHART APPEARS HERE]

U.S. Treasury Notes                 15%
U.S. Treasury Bonds                 18%
GNMA                                52%
Agency Discount Notes                8%
Other                                7%

Investment Categories Reflect Percentages of Investments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Mortgage-Backed Securities (55.1%):
        Government National Mortgage Association
          (52.0%):
                6.50%, 10/15/23-1/15/24             $1,917,730      $1,851,204
                7.00%, 1/15/23-1/15/24               5,060,563       5,006,774
                7.50%, 6/15/17-9/15/24               3,786,601       3,827,988
                8.00%, 10/15/24-12/15/24               986,080       1,015,041
                9.50%, 8/15/09-8/15/20               3,502,747       3,737,938
                11.00%, 2/15/10-10/15/18               357,567         399,132
                12.50%, 12/15/10-6/15/15               116,787         134,560
                13.00%, 8/15/12                         66,627          77,454
                                                                   -----------
                                                                    16,050,091
                                                                   -----------
Collateralized Mortgage Obligations  (3.1%):
        Federal Home Loan Mortgage
          Corporation (2.0%):
                Series 80, Class E, 8.60%, 6/15/19     353,907         359,506
                Series 76, Class F, 9.13%, 6/15/20     258,581         267,200
                                                                   -----------
                                                                       626,706
                                                                   -----------
Federal National Mortgage Association (1.1%):
        Series 1989-48, Class G, 8.00%, 3/25/18        338,579         343,235
                                                                   -----------
Total Mortgage-Backed Securities
    (cost: $17,029,421)                                             17,020,032
                                                                   -----------
U.S. Government and Agency Securities (36.6%):
        Federal National Mortgage
          Association (3.7%):
                8.10%, 8/12/19                       1,000,000       1,136,740
                                                                   -----------
        U.S. Treasury Notes (14.6%):
                6.13%, 5/15/98                         500,000         502,885
                6.25%, 5/31/00                       1,200,000       1,211,916
                6.88%, 10/31/96                        375,000         379,369
                7.50%, 2/15/05                       1,200,000       1,307,688
                7.88%, 11/15/04                      1,000,000       1,113,020
                                                                   -----------
                                                                     4,514,878
                                                                   -----------
        U.S. Treasury Bonds (18.3%):
                7.25%, 8/15/22                       1,000,000       1,074,540
                7.50%, 11/15/16                      1,000,000       1,098,000
                7.88%, 2/15/21                       1,500,000       1,720,080
                8.00%, 11/15/21                      1,500,000       1,747,080
                                                                   -----------
                                                                     5,639,700
                                                                   -----------
Total U.S. Treasury Notes and Bonds
  (cost: $11,060,964)                                               11,291,318
                                                                   -----------
Short-Term Securities (7.6%):
        Federal National Mortgage Association
          Discount Notes (7.6%):
                6.30%, 10/02/95 (b)                  2,345,000       2,344,590

Total Short-Term Securities (cost:$2,344,590)                        2,344,590
                                                                   -----------
Total Investments In Securities
  (cost: $30,434,974)(c)(99.3%)                                     30,655,940
Other Assets Less Liabilities (0.7%)                                   215,631
                                                                   -----------
Net Assets (100%)                                                  $30,871,571
                                                                   ===========


------------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)     Rate represents annualized yield to maturity at September 30, 1995.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:


        Gross unrealized appreciation                      $389,244

        Gross unrealized depreciation                      (168,278)
                                                           --------
        Net unrealized appreciation                        $220,966
                                                           ========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                               GRIFFIN BOND FUND
                  Portfolio Manager: Matthew N. Fontaine and
         Arthur J. MacBride, The Boston Company Asset Management, Inc.


What were the significant factors that affected performance?

For the first nine months of the fiscal year, we evaluated the performance of the Griffin Bond Fund against the Lehman Brothers Government/Corporate Bond Index. Beginning June 30, 1995, it was decided that the Fund's portfolio would place a greater emphasis on corporate bonds and lesser emphasis on U.S. Government issues. In light of this, we decided that, going forward, the Lehman Brothers Corporate Bond Index would be a better benchmark against which to evaluate the Fund's performance than the Lehman Brothers Corporate/Government Bond Index. Although the line graph describing the performance of the Fund during the past year includes both the Lehman Brothers Corporate Bond Index and the Lehman Brothers Corporate/Government Bond Index, future annual reports will illustrate the Fund's performance against only the Lehman Brothers Corporate Bond Index. It should be noted that the Bond Fund was positioned with less interest rate sensitivity than its respective benchmark for the first seven months of the Fund's year because we expected the volatility of the fixed income markets in 1994 to continue. This conservative strategy was primarily responsible for the respective underperformance during the period.


What strategies and techniques were implemented during the year?

The Boston Company Asset Management, Inc. assumed sub-advisory responsibilities for the Fund from Piper Capital Management, Inc. on December 1, 1994. Since then, the Fund has had less of an emphasis on cyclical industries such as steel, paper and chemicals because we feel that pricing power has peaked in these commodity products at this point in the cycle. We have, however, maintained an overweighted position in the financial services sector. This sector has added value due to improved profitability in the brokerage industry stemming from the significant returns in both the equity and fixed income markets over the last nine months, and an improved corporate underwriting calendar. Strategically, we extended the duration of the portfolio (so as to be neutral to the Lehman Brothers Corporate Bond Index) at the end of April as more signs of economic slowing and moderating inflation became apparent.


What themes can be seen in the current portfolio (industry weightings) and why?

Currently the portfolio duration is positioned neutral to its benchmark index because we feel that interest rates are unlikely to move out of their current trading range. The portfolio is underweighted in corporate bonds relative to the Lehman Brothers Corporate Bond Index because we feel that corporate spreads are unsustainably tight and that investors are not being paid to own many cyclical corporate issuers, especially at the longer maturity range. In addition, the portfolio's corporate bond holdings have a higher average quality than the Lehman Brothers Corporate Bond Index. Currently the portfolio has approximately 20% in mortgage-backed securities which are trading at attractive historical levels.


What individual security holdings changed significantly during the year?

During the year the portfolio reduced its holdings of mortgage-backed securities, and the percentage in corporate securities was increased to approximately 65%. The portfolio has increased holdings in Yankee securities (dollar denominated securities of foreign issuers) such as Midland Bank, Abbey National, Aegon, China International Trust, Repsol International, and Carter Holt Harvey, which should help to diversify the corporate holdings in the event of a U.S. economic slowdown. We also reduced the portfolio's holdings of certain collateralized mortgage obligations that rebounded from 1994 levels and no longer offered attractive risk/return attributes.


What is the strategy for the next six to twelve months?

For the remainder of 1995 we expect the economy to continue growing at a somewhat slower pace than the last twelve months. The Bond Fund continues to underweight corporate securities. We have taken this defensive position relative to the Lehman Brothers Corporate Bond Index because we feel that the combination of a slowing economy and increased corporate issuance will cause credit spreads to widen. We expect corporate issuance to accelerate due to the recent decline in interest rates. We will look to take advantage of this widening in corporate credit spreads by purchasing securities that meet our consistent criteria. We will continue to focus on fundamental credit research, which is the main component of our corporate philosophy. We feel this disciplined process will provide a high level of current income consistent with prudent investment management, preservation of capital and liquidity.

                               GRIFFIN BOND FUND

The two charts below show the performance of both classes of shares of the Griffin Bond Fund compared with the Lehman Brothers Government/Corporate Bond Index, the Lehman Corporate Bond Index and the Morningstar Corporate High Quality Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Bond Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of U.S. Treasury and agency securities and investment grade corporate debt securities. The Lehman Brothers Corporate Bond Index is an unmanaged index of only investment grade corporate debt securities. The Morningstar Corporate
High Quality Bond Fund Average is based on a universe of approximately 210 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Bond Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year.................... 8.41%
Since Inception............. 1.25%

VALUE OF $10,000 INVESTED

                                                               Lehman Bros.                        Morningstar Corporate
  Griffin Bond Fund       Lehman Bros. Corporate Bond Index    Government/Corporate Bond Index     High Quality Bond Fund Average

           Dollar                              Dollar                             Dollar                              Dollar
Months     Value                 Months        Value                Months        Value                  Months       Value
------     ------                ------        ------               ------        ------                 ------       ------
Initial   $9,550                 Initial      $10,000              Initial       $10,000                Initial      $10,000
Nov       $9,361                 Nov           $9,806              Nov            $9,903                Nov           $9,931
Dec       $9,412                 Dec           $9,864              Dec            $9,946                Dec           $9,978
Jan '94   $9,552                 Jan '94      $10,055              Jan '94       $10,096                Jan '94      $10,080
Feb       $9,381                 Feb           $9,818              Feb            $9,876                Feb           $9,943
Mar       $9,139                 Mar           $9,516              Mar            $9,634                Mar           $9,794
Apr       $9,008                 Apr           $9,425              Apr            $9,554                Apr           $9,729
May       $8,996                 May           $9,390              May            $9,536                May           $9,718
Jun       $8,981                 Jun           $9,367              Jun            $9,514                Jun           $9,708
Jul       $9,146                 Jul           $9,603              Jul            $9,705                Jul           $9,830
Aug       $9,166                 Aug           $9,614              Aug            $9,709                Aug           $9,845
Sep       $9,025                 Sep           $9,435              Sep            $9,562                Sep           $9,765
Oct       $9,004                 Oct           $9,413              Oct            $9,552                Oct           $9,760
Nov       $8,981                 Nov           $9,398              Nov            $9,534                Nov           $9,740
Dec       $9,034                 Dec           $9,476              Dec            $9,597                Dec           $9,782
Jan '95   $9,207                 Jan '95       $9,677              Jan '95        $9,782                Jan '95       $9,910
Feb       $9,408                 Feb           $9,956              Feb           $10,008                Feb          $10,078
Mar       $9,452                 Mar          $10,037              Mar           $10,076                Mar          $10,140
Apr       $9,584                 Apr          $10,206              Apr           $10,216                Apr          $10,246
May       $9,963                 May          $10,687              May           $10,644                May          $10,533
Jun      $10,034                 Jun          $10,783              Jun           $10,729                Jun          $10,596
Jul       $9,984                 Jul          $10,736              Jul           $10,687                Jul          $10,585
Aug      $10,116                 Aug          $10,909              Aug           $10,824                Aug          $10,686
Sep      $10,247                 Sep          $11,038              Sep           $10,934                Sep          $10,796


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 8.58%

VALUE OF $10,000 INVESTED

                                                               Lehman Bros.                        Morningstar Corporate
  Griffin Bond Fund       Lehman Bros. Corporate Bond Index    Government/Corporate Bond Index     High Quality Bond Fund Average

           Dollar                              Dollar                             Dollar                              Dollar
Months     Value                 Months        Value                Months        Value                  Months       Value
------     ------                ------        ------               ------        ------                 ------       ------
Initial   $10,000                Initial      $10,000              Initial       $10,000                Initial      $10,000
Nov       $10,012                Nov           $9,984              Nov            $9,982                Nov           $9,980
Dec       $10,066                Dec          $10,066              Dec           $10,048                Dec          $10,023
Jan '95   $10,240                Jan '95      $10,280              Jan '95       $10,241                Jan '94      $10,154
Feb       $10,472                Feb          $10,576              Feb           $10,478                Feb          $10,326
Mar       $10,516                Mar          $10,662              Mar           $10,549                Mar          $10,390
Apr       $10,659                Apr          $10,842              Apr           $10,695                Apr          $10,498
May       $11,076                May          $11,353              May           $11,143                May          $10,793
Jun       $11,135                Jun          $11,455              Jun           $11,232                Jun          $10,857
Jul       $11,075                Jul          $11,405              Jul           $11,189                Jul          $10,846
Aug       $11,230                Aug          $11,589              Aug           $11,332                Aug          $10,949
Sep       $10,858                Sep          $11,725              Sep           $11,447                Sep          $11,062


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Invesments

GRIFFIN BOND FUND

September 30, 1995

[PIE CHART APPEARS HERE]

U.S. Treasury Bonds              8%
U.S. Agency Securities          21%
Corporate Bonds                 66%
Other                            5%

Investment Categories Reflect Percentages of Investments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Asset Backed Securities (1.1%)
        Corporate (1.1%):
        General Motor Acceptance Corporation
                  Grantor Trust, 6.30%, 6/15/99      $128,744        $128,985
                                                                   ----------
                                                                      128,985
                                                                   ----------

Total Asset Backed Securities (cost: $128,682)                        128,985
                                                                   ----------

Corporate Bonds (66.2%):
        Banking (6.9%):
        Chemical Banking Corporation,
                  7.13%, 3/01/05                      250,000         253,940
        Midland Bank, 8.63%, 12/15/04 (b)             175,000         194,079
        Nationsbank Corporation, 5.38%, 4/15/00       200,000         190,704
        Norwest Corporation, 7.70%, 11/15/97          200,000         206,072
                                                                   ----------
                                                                      844,795
                                                                   ----------
Electric Utilities (2.3%):
        Florida Power & Light, 5.38%, 4/01/00         155,000         148,995
        Virginia Electric & Power, 8.88%, 6/01/99     125,000         134,358
                                                                   ----------
                                                                      283,353
                                                                   ----------
Financial Services (24.1%):
        Abbey National First Capital
          Corporation, 8.20%, 10/15/04 (b)            175,000         190,563
        Aegon, 8.00%, 8/15/06 (b)                     214,000         232,389
        American Express Credit, 7.88%, 12/01/96       50,000          50,909
        Associates Corporation, 10.75%, 11/01/95       50,000          50,159
        BHP Finance, 7.00%, 12/01/97 (b)              200,000         202,634
        Charles Schwab Corporation, 6.30%, 9/30/03    250,000         235,478
        China International Trust, 9.00%,
          10/15/06(b)                                 150,000         163,500
        Ford Motor Credit Corp., Ford -
          Global Bond, 6.25%, 2/26/98                 350,000         350,298
        Golden West Financial, 7.88%, 1/15/02         175,000         183,218
        Lincoln National Corporation,
          7.25%, 5/15/05                              120,000         123,000
        Merrill Lynch, 6.25%, 1/15/06                 230,000         216,888
        Morgan J.P. & Company, 7.63%, 11/15/98        250,000         259,318
        Paine Webber Group, 7.31%, 8/09/00            300,000         304,500
        Repsol International Finance,
          7.00%, 8/01/05 (b)                          200,000         204,500
        Smith Barney Holdings Incorporated,
          6.00%, 3/15/97                              150,000         149,477
                                                                   ----------
                                                                    2,916,831
                                                                   ----------
Industrial Conglomerate (29.2%):
        American Brands, 7.50%, 5/15/99               120,000         123,827
        American Home Products
          7.70%, 2/15/00                               90,000          94,064
          7.90%, 2/15/05                              180,000         194,261
        Carter Holt Harvey, 8.38%, 4/15/15 (b)        128,000         138,616
        Coca-Cola Co., 7.88%, 9/15/98                 200,000         208,712
        Columbia/HCA Healthcare,
          6.91%, 6/15/05                              200,000         200,634
        CRS America Incorporated, 6.88%, 7/21/05      150,000         150,563
        General Foods, 6.00%, 6/15/01                 200,000         191,854
        General Motors Corp., 9.63%, 12/01/00         350,000         394,580
        GTE Corporation, 8.85%, 3/01/98               200,000         210,768
        International Business Machines
          Corporation, 6.38%, 6/15/00                 200,000         200,138
        International Paper, 9.70%, 3/15/00           160,000         179,186
        Lockheed Martin Corporation,
          4.88%, 2/15/96                              200,000         199,250
        Pepsico Inc., 7.75%, 10/01/98                 300,000         310,812
        Sears Roebuck Company,    9.25%, 4/15/95      110,000         117,206
        Tele-Communications Inc., 7.38%, 2/15/00      200,000         203,148
        Wal-Mart Stores, 8.63%, 4/01/01               200,000         219,720
        WMX Technologies Incorporated,
          8.25%, 11/15/99                             200,000         212,802
                                                                   ----------
                                                                    3,550,141
                                                                   ----------
      Transportation (3.7%):
        Federal Express
                   9.75%, 5/15/96                      50,000          51,003
                  10.00%, 9/01/98                     175,000         190,918
        Southwest Airlines, 7.88%, 9/01/07            200,000         213,372
                                                                   ----------
                                                                      455,293
                                                                   ----------

Total Corporate Bonds
         (cost: $7,933,048)                                         8,050,413
                                                                   ----------
Collateralized Mortgage Obligations (1.6%):
  U.S. Agency (1.1%):
    Federal Home Loan Mortgage Corporation(c):
                Series 1439, Class QA, inverse
                  COFI floater, 10.77%, 11/15/22       22,616          19,733
                Series 1435, Class FA, LIBOR
                  floater, 7.24%, 12/15/22            114,463         118,397
                                                                   ----------
                                                                      138,130
                                                                   ----------

                                 See accompanying notes to financial statements.

Schedule of Invesments

GRIFFIN BOND FUND

September 30, 1995

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------

Corporate (0.5%):

        Security Pacific National Bank,
                  9.30%, 8/25/19                     $64,024         $66,765
                                                                 -----------
                                                                      66,765
                                                                 -----------
Total Collateralized Mortgage Obligations
  (cost: $204,205)                                                   204,895
                                                                 -----------
U.S. Government And Agency Securities (29.4%):
        U.S. Government Securities (8.1%):
                U.S. Treasury Strips (8.1%):
                    6.80%, 8/15/21 (d)             5,570,000         986,948
                                                                 -----------
U.S. Agency Securities (21.3%):
                Government National Mortgage
                  Association (11.3%):
                    8.00%, 9/15/25                 1,107,600       1,141,172
                    8.50%, 10/15/25                  230,000         239,559
                                                                 -----------
                                                                   1,380,731

Federal National Mortgage Association (10.0%):

                 7.50%, 6/01/10 - 10/01/25           780,000         789,745
                 8.00%, 9/01/10                      410,850         422,789
                                                                  ----------
                                                                   1,212,534
                                                                  ----------

Total U.S. Government And Agency Securities
 (cost: $3,557,669)                                                3,580,213
                                                                  ----------
Short-Term Securities (1.8%):
        Repurchase Agreement (1.8%):
        State Street Bank & Trust Co. Master
        Repurchase Agreement, 4.5%, 10/02/95,
          102% Collateralized by U.S.
          Government Securities                      218,000         218,000
                                                                  ----------
Total Short-Term Securities
  (cost: $218,000)                                                   218,000
                                                                  ----------
Total Investments In Securities
  (cost: $12,041,604)(e)(100.1%)                                  12,182,506

Other Assets Less Liabilities (-0.1%)                                (10,846)
                                                                  ----------
Net Assets (100%)                                                $12,171,660
                                                                  ==========



Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.

(b) U.S. dollar denominated securities issued by foreign corporations and/or governments.

(c) Descriptions of certain collateralized mortgage obligations are as follows:

        LIBOR - London InterBank Offered Rate.
        COFI (11th District) - Cost of Funds Index of the Federal Reserve's 11th
          District.
        Inverse floater - represent securities that pay interest at rates that increase (decrease) with a decline (increase) in a specific index. Interest rate disclosed was in effect on September 30, 1995.
        Floater - represent securities that pay interest at rates that increase
          (decrease) with an increase (decrease) in a specific index. Interest rate disclosed was in effect on September 30, 1995.
(d) Rate on these zero coupon bonds represents annualized yield to maturity at September 30, 1995.
(e) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:



        Gross unrealized appreciation                    $156,896

        Gross unrealized depreciation                     (15,994)
                                                         --------
        Net unrealized appreciation                      $140,902
                                                         ========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                          GRIFFIN MUNICIPAL BOND FUND
                Portfolio Manager: Executive Policy Committee,
                       Payden & Rygel Investment Counsel


What were the significant market factors that affected performance?

Many of the factors that affected the performance of the Municipal Bond Fund also impacted the California Tax-Free Fund. These factors include the solvency of municipalities across the nation, the change in fiscal policy by the Federal Reserve Board, and the threat of federal tax reform. The first two of these issues is discussed in more detail under the Management Discussion of the Griffin California Tax-Free Fund, so we'll concentrate on the latter for the Municipal Bond Fund.

The uncertainty surrounding the tax reform debate impacted the municipal market significantly during the past year. Beginning in April 1995 when senior Congressional leaders in Washington began to talk seriously about this issue, the municipal bond market reacted negatively. By the end of the first hundred days of the new Republican Congress, the tax reform movement had gained additional momentum. Many investors feared that tax reform would eliminate the benefits of the income derived from municipal securities, and they took to the sidelines while the new Congress worked through the details. Long term municipal yields have remained high due to the continued uncertainty, and shorter maturities have rallied as investors have placed emphasis on these securities.


What strategies and techniques were implemented during the year?

The Fund had a defensive position at the end of the fourth quarter of 1994 as we shortened duration and held higher-coupon bonds. As bond valuations reached historically low levels, we reallocated the Fund's assets into longer non-callable bonds. Non-callable bonds are especially valuable when interest rates decline because they cannot be repurchased by their issuers before the final maturity date. These securities participated more fully in the 1995 interest rate rally.


What themes can be seen in the current portfolio and why?

The Griffin Municipal Bond Fund is structured to capture the yield available from longer maturity bonds and benefit from positive price performance as interest rates decline. The inclusion of longer, non-callable bonds further contributes to this portfolio structure theme.

The second theme pertains to mitigation of credit risk. The Fund holds geographically diverse securities, with no single state representing more than 13% of the Fund's portfolio. Nearly a quarter of the Fund's assets are invested in bonds whose principal and interest payments are insured by an outside, non-governmental, agency. Most of the revenue bonds held by the Fund are backed by user fees for essential services, which provide strong support for the underlying securities. The Fund has attempted to limit its holdings in general obligation bonds to a number of top credit quality issuers, and has sought additional diversification through allocating purchases among different regions of the country.


What individual security holdings changed significantly during the year?

Payden & Rygel took over management of the portfolio on December 1, 1994 from Piper Capital Management, Inc. We took this opportunity to increase the geographical diversification away from the Midwest, and added exposure to the Southeast and Southwest, two regions that are showing solid economic growth. We also swapped out some callable issues to reduce the portfolio's exposure to interest rate declines. Of the securities sold during the year approximately three quarters were callable, compared to one third of the securities purchased were subject to similar provisions.


What is the strategy for the next six to twelve months?

Because our outlook calls for benign inflation and slow growth over the next several quarters, we will maintain the current structure and duration targets of the Fund. The Griffin Municipal Bond Fund is a diversified fund that invests in intermediate to long-term investment grade municipal securities. While our outlook remains positive for the fixed income markets, we cannot guarantee that the recent strong performance will continue at the same rate.

                          GRIFFIN MUNICIPAL BOND FUND

The two charts below show the performance of both classes of shares of the Griffin Municipal Bond Fund compared with the Lehman Brothers Municipal Bond Index and the Morningstar Municipal Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Municipal Bond Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers Municipal Bond Index is an unmanaged index of debt obligations issued by U.S. states and municipalities. The Morningstar Municipal Bond Fund Average is based on a universe of approximately 495 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Municipal Bond Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Grifffin Municipal Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year....................  5.16%
Since Inception............. -0.12%

VALUE OF $10,000 INVESTED

Griffin Municipal Bond Fund             Lehman Bros. Municipal Bond Index            Morningstar Municipal Bond Fund Average

          Dollar                                            Dollar                                          Dollar
Months     Value                              Months        Value                              Months       Value
------     ------                             ------        ------                             ------       ------
Initial   $9,550                              Initial      $10,000                            Initial      $10,000
Nov       $9,423                              Nov           $9,798                            Nov           $9,917
Dec       $9,641                              Dec          $10,005                            Dec          $10,097
Jan '94   $9,773                              Jan '94      $10,119                            Jan '94      $10,204
Feb       $9,465                              Feb           $9,857                            Feb           $9,967
Mar       $8,941                              Mar           $9,456                            Mar           $9,604
Apr       $9,019                              Apr           $9,536                            Apr           $9,640
May       $9,068                              May           $9,619                            May           $9,717
Jun       $9,006                              Jun           $9,560                            Jun           $9,671
Jul       $9,213                              Jul           $9,735                            Jul           $9,819
Aug       $9,235                              Aug           $9,769                            Aug           $9,846
Sep       $9,058                              Sep           $9,626                            Sep           $9,716
Oct       $8,858                              Oct           $9,454                            Oct           $9,568
Nov       $8,665                              Nov           $9,283                            Nov           $9,401
Dec       $8,888                              Dec           $9,487                            Dec           $9,590
Jan '95   $9,165                              Jan '95       $9,759                            Jan '95       $9,825
Feb       $9,430                              Feb          $10,043                            Feb          $10,075
Mar       $9,548                              Mar          $10,158                            Mar          $10,160
Apr       $9,547                              Apr          $10,170                            Apr          $10,171
May       $9,852                              May          $10,495                            May          $10,443
Jun       $9,679                              Jun          $10,404                            Jun          $10,364
Jul       $9,774                              Jul          $10,502                            Jul          $10,436
Aug       $9,894                              Aug          $10,636                            Aug          $10,541
Sep       $9,980                              Sep          $10,703                            Sep          $10,598

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Municipal Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 7.86%

VALUE OF $10,000 INVESTED

Griffin Municipal Bond Fund             Lehman Bros. Municipal Bond Index            Morningstar Municipal Bond Fund Average

          Dollar                                            Dollar                                            Dollar
Months     Value                              Months        Value                              Months         Value
------     ------                             ------        ------                             ------       ---------
Initial   $10,000                             Initial       $10,000                              Initial      $10,000
Nov        $9,846                             Nov            $9,819                              Nov           $9,826
Dec       $10,083                             Dec           $10,035                              Dec          $10,024
Jan '95   $10,405                             Jan '95       $10,322                              Jan '94      $10,269
Feb       $10,701                             Feb           $10,622                              Feb          $10,530
Mar       $10,830                             Mar           $10,745                              Mar          $10,619
Apr       $10,825                             Apr           $10,757                              Apr          $10,630
May       $11,167                             May           $11,101                              May          $10,915
Jun       $10,963                             Jun           $11,004                              Jun          $10,832
Jul       $11,065                             Jul           $11,109                              Jul          $10,908
Aug       $11,206                             Aug           $11,250                              Aug          $11,017
Sep       $10,786                             Sep           $11,321                              Sep          $11,076

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN MUNICIPAL BOND FUND

September 30, 1995

[PIE CHART APPEARS HERE]

General Obligations               46%
Transportation                    12%
Water Revenue                     10%
Electric                           9%
Sewer                              6%
Other                             17%

Investment Categories Reflect Percentages of Investments in Securities

                                                    Principal          Market
Name Of Issuer                                       Amount           Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Municipal Long-Term Securities (92.1%):
        Arizona (3.8%):
                Phoenix, Arizona, Series A,
                  6.25%, 7/01/17                       $200,000        $213,000
                                                                       --------
        California (5.7%):
                California State Department of Water
                  Resources, 6.00%, 12/01/06            140,000         151,025
                California State General Obligation,
                  6.60%, 2/01/10                        150,000         165,000
                                                                       --------
                                                                        316,025
                                                                       --------
        Florida (6.3%):
                Dade County, Florida Aviation
                  Revenue, 5.50%, 10/01/07              200,000         204,000
                Florida State Board of Education
                  Capital Outlay Public Education,
                  Series B, 5.75%, 6/01/15              150,000         148,500
                                                                       --------
                                                                        352,500
                                                                       --------
        Georgia (3.2%):
                Georgia State General Obligation,
                  7.20%, 3/01/08                        150,000         180,000
                                                                       --------
        Illinois (1.9%):
                Will County, Illinois Community,
                  District #161 Summit Hill,
                  6.10%, 1/01/09                        100,000         103,500
                                                                       --------
        Indiana (1.9%):
                Wa-Nee Elementary/High School
                  Building Corporation,
                   6.50%, 7/15/10                       100,000         105,500
                                                                       --------
        Louisiana (1.9%):
                Louisiana Public Facilities Authority
                  Revenue, General Health Project
                  6.20%, 11/01/09                      $100,000         104,125
                                                                       --------
        Massachusetts (9.9%):
                Massachusetts Bay Transportation
                  Authority General Transportation
                  System, 5.60%, 3/01/08                200,000         206,250
                Massachusetts State General
                  Obligation, Series A,
                  5.75%, 2/01/15                        150,000         148,875
                Massachusetts State Water Resources
                  Authority, 6.00%, 8/01/14             100,000         101,000
                Massachusetts State Water Resources
                  Authority, 5.50%, 11/01/15            100,000          94,375
                                                                       --------
                                                                        550,500
                                                                       --------
        Michigan (1.2%):
                Michigan State Hospital Financing
                  Authority, 5.88%, 7/01/14              75,000          69,094
                                                                       --------
        Nevada (1.9%):
                Nevada State General Obligation,
                  5.80%, 7/15/08                        100,000         103,750
                                                                       --------
        New Jersey (3.8%):
                New Jersey State General Obligation,
                  6.00%, 2/15/11                        200,000         210,750
                                                                       --------
        New York (2.0%):
                New York State Environmental
                  Facilities Corporation Pollution
                  Control Revenue Revolving Fund,
                  6.80%, 6/15/01                        100,000         111,000
                                                                       --------
        Ohio (3.7%):
                Ohio State Water Development
                  Authority Revenue, Fresh Water
                  Series, 5.70%, 6/01/09                200,000         205,000
                                                                       --------
        Oregon (1.9%):
                Oregon State Department of
                  Transportation Revenue, Regional
                  Light Rail Fund - Westside
                  Project, 6.25%, 6/01/09               100,000         106,000
                                                                       --------
        Pennsylvania (4.6%)
                Commonwealth of Pennsylvania, General
                  Obligation, 5.20%, 6/15/04            250,000         256,250
                                                                       --------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                    Principal          Market
Name Of Issuer                                       Amount           Value (a)
------------------------------------------------------------------------------

        Puerto Rico (3.8%):
                Puerto Rico Electric Power Authority
                  Power Revenue, 6.13%, 7/01/08        $200,000        $212,750
                                                                     ----------
        South Carolina (3.5%):
                Columbia, South Carolina Water
                  Works & Sewer Systems Revenue,
                  5.38%, 2/01/12                        200,000         195,000
                                                                     ----------
        South Dakota (1.9%):
                South Dakota Housing Development
                  Authority, Homeownership
                  Mortgage, 6.65%, 5/01/14              100,000         103,500
                                                                     ----------
        Tennessee (3.5%):
                Shelby County, Tennessee, General
                  Obligation, 5.63%, 4/01/13            200,000         197,250
                                                                     ----------
        Texas (12.8%):
                Austin, Texas General Obligation,
                  5.70%, 9/01/07                        200,000         211,750
                Harris County, Texas Tax and Revenue
                  Certificate of Obligation, 6.00%,
                  12/15/10                              200,000         212,000
                San Antonio, Texas Electric &
                  Gas Revenue, 5.00%, 2/01/14           100,000          90,000
                Texas Municipal Power Agency
                  Revenue, 5.25%, 9/01/08               200,000         198,500
                                                                     ----------
                                                                        712,250
                                                                     ----------
        Virginia (2.2%):
                Virginia State Transportation
                  Board Revenue, North Virginia
                  Transportation District
                  Program, 6.25%, 5/15/12               120,000         124,650
                                                                     ----------
        Washington (3.7%):
                Washington State General Obligation,
                  5.75%, 9/01/09                        200,000         205,750
                                                                     ----------
        Wisconsin (7.0%):
                Wisconsin State Transportation,
                  5.50%, 7/01/14                        200,000         188,500
                Wisconsin State General Obligation,
                  5.13%, 11/01/07                       200,000         199,250
                                                                     ----------
                                                                        387,750
                                                                     ----------
Total Municipal Long-Term Securities
  (cost: $5,025,870)                                                  5,125,894
                                                                     ----------
Municipal Short-Term Securities (5.4%):
        Minnesota (1.8%):
          Beltrami County, Minnesota Environmental
          Control Revenue, Northwood Panelboard
          Company Project, 4.65%, 10/02/95 (b)          100,000         100,000
                                                                     ----------
        Texas (3.6%):
          Grapevine, Texas Industrial Development
          Corporation, Multiple Mode -
          American Airlines-B4, 4.75%, 10/02/95 (b)     200,000         200,000
                                                                     ----------
Total Municipal Short-Term Securities
  (cost: $300,000)                                                      300,000
                                                                     ----------
Total Investments In Securities
  (cost: $5,325,870) (c) (97.5%)                                      5,425,894

Other Assets Less Liabilities (2.5%)                                    142,235
                                                                     ----------
Net Assets (100%)                                                    $5,568,129
                                                                     ==========

Long Futures Contracts
----------------------
                                                                    Unrealized
Number of                                            Notional      Appreciation
Contracts                Description              Contract Value  (Depreciation)
--------------------------------------------------------------------------------
   2            Municipal Bond, December 1995        $230,563        ($2,375)

Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.

(b) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand. These securities were pledged as collateral for futures contracts.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:


        Gross unrealized appreciation                    $115,448

        Gross unrealized depreciation                     (17,799)
                                                         --------
        Net unrealized appreciation                       $97,649
                                                         ========


                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                       GRIFFIN CALIFORNIA TAX-FREE FUND
                Portfolio Manager: Executive Policy Committee,
                       Payden & Rygel Investment Counsel


What were the significant market factors that affected performance?

The three most significant factors that affected the performance of the Fund over the past year were changes in the fiscal policy of the Federal Reserve Board, the bankruptcy declaration by Orange County and the fear of federal tax reform. The tax reform issue is described in more detail under the Management Discussion of the Griffin Municipal Bond Fund.

The Federal Reserve Board lowered short term interest rates for the first time in three years, reversing the aggressive tightening that was implemented during 1994. Municipal bond yields (and prices) are generally related to a percentage of U.S. Treasury yields, and therefore are sensitive to changes in the taxable bond markets. As a result of the Federal Reserve Board's change in fiscal policy, the fixed income market psychology turned positive, and the municipal bond market participated in the strong rally. Interest rates on long term municipal bonds declined significantly from their peak in November of 1994, leading to favorable performance for the California Tax-Free Fund.

The Orange County bankruptcy announcement in December 1994 was a shot across the bow to the municipal bond market. Bonds issued within the State's borders experienced significant short-term volatility, and the importance of financial flexibility and in-depth credit analysis of each issuer took on renewed importance. After a brief period of uncertainty, though, the municipal market regained its strength, as the issues relating to the bankruptcy filing were addressed throughout the year.


What strategies and techniques were implemented during the year?

At the beginning of the fiscal year the Fund emphasized a defensive strategy, which was implemented by holding municipal bonds with above market coupons. This strategy led to a reduction in duration and a diminished exposure to changes in interest rates. Toward the end of 1994 municipal bond valuations were at historically low levels. During the year, as the market rallied, we reallocated the fund's assets into longer non-callable bonds from cash and shorter maturity securities. These longer non-callable bonds participated more fully in this bullish interest rate environment and thus produced historically high returns for the year.


What themes can be seen in the current portfolio and why?

We have structured the current portfolio to capture the yield available from longer maturity securities while maintaining our exposure to positive interest rate movements. We continue to focus on high credit quality bonds in the Fund, and have maintained a "AA" average credit quality. It is important to note that we did not own any securities issued by municipalities in Orange County, nor do we own securities issued by the County of Los Angeles. We focus on revenue bonds issued with respect to essential services and which have a strong revenue stream, and we avoid many of the California counties that are burdened with the enormous financial pressures imposed by Proposition 13, and the growing health and welfare services they must provide.

What individual security holdings changed significantly during the year?

We increased the fund's holdings of general obligation bonds of the State of California during the year. Subsequent to the state's downgrade to a rating of Al/A a year ago, economic prospects for the State have improved and the State Treasurer has overseen an improved balance sheet. We purchased these bonds when yield differentials for the State general obligations were attractive compared to other bonds.


What is the strategy for the next six to twelve months?

The California Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital. It invests primarily in intermediate to long-term investment grade municipal securities. Our strategy will be to maintain our current exposure to changes in interest rates. We feel the recent low inflation levels and moderate economic growth indicate a stable or declining interest rate environment for the next six months. Although we remain optimistic about the next year, we do not necessarily believe that we will experience the total returns that were realized during the last six months.

                       GRIFFIN CALIFORNIA TAX-FREE FUND

The two charts below show the performance of both classes of shares of the Griffin California Tax-Free Fund compared with the Lehman Brothers California Municipal Bond Index and the Morningstar California Municipal Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin California Tax-Free Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers California Municipal Bond Index is an unmanaged index of debt obligations issued by the State of California and its municipalities. The Morningstar California Municipal Bond Fund Average is based on a universe of approximately 162 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin California Tax-Free Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin California Tax-Free Fund Class A

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year....................  5.15%
Since Inception............. -0.88%

VALUE OF $10,000 INVESTED


Griffin California  Tax-Free Fund             Lehman Bros. California                     Morningstar California Municipal
                                               Municipal Bond Index                                 Bond Fund Average

          Dollar                                            Dollar                                          Dollar
Months     Value                              Months        Value                              Months       Value
------     ------                             ------        ------                             ------       ------
Initial   $9,550                              Initial      $10,000                            Initial      $10,000
Nov       $9,306                              Nov           $9,772                            Nov           $9,891
Dec       $9,548                              Dec           $9,984                            Dec          $10,088
Jan '94   $9,645                              Jan '94      $10,099                            Jan '94      $10,195
Feb       $9,272                              Feb           $9,820                            Feb           $9,941
Mar       $8,828                              Mar           $9,376                            Mar           $9,524
Apr       $8,872                              Apr           $9,447                            Apr           $9,545
May       $8,928                              May           $9,532                            May           $9,623
Jun       $8,847                             Jun            $9,451                            Jun           $9,564
Jul       $9,024                              Jul           $9,637                            Jul           $9,738
Aug       $9,050                              Aug           $9,672                            Aug           $9,760
Sep       $8,924                              Sep           $9,517                            Sep           $9,611
Oct       $8,727                              Oct           $9,340                            Oct           $9,433
Nov       $8,590                              Nov           $9,195                            Nov           $9,242
Dec       $8,737                              Dec           $9,348                            Dec           $9,399
Jan '95   $9,041                              Jan '95       $9,660                            Jan '95       $9,687
Feb       $9,332                              Feb           $9,983                            Feb           $9,977
Mar       $9,400                              Mar          $10,094                            Mar          $10,063
Apr       $9,395                              Apr          $10,095                            Apr          $10,070
May       $9,682                              May          $10,449                            May          $10,384
Jun       $9,495                              Jun          $10,308                            Jun          $10,245
Jul       $9,584                              Jul          $10,408                            Jul          $10,311
Aug       $9,737                              Aug          $10,539                            Aug          $10,423
Sep       $9,828                              Sep          $10,618                            Sep          $10,495

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin California Tax-Free Fund Class B

ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 7.60%

VALUE OF $10,000 INVESTED


Griffin California  Tax-Free Fund             Lehman Bros. California                     Morningstar California Municipal
                                               Municipal Bond Index                                 Bond Fund Average

           Dollar                                           Dollar                                            Dollar
Months     Value                              Months        Value                              Months         Value
------     ------                             ------        ------                             ------        --------
Initial   $10,000                             Initial       $10,000                              Initial      $10,000
Nov        $9,886                             Nov            $9,844                              Nov           $9,797
Dec       $10,050                             Dec           $10,008                              Dec           $9,964
Jan '95   $10,382                             Jan '95       $10,342                              Jan '94      $10,268
Feb       $10,726                             Feb           $10,688                              Feb          $10,576
Mar       $10,799                             Mar           $10,807                              Mar          $10,667
Apr       $10,775                             Apr           $10,808                              Apr          $10,675
May       $11,114                             May           $11,187                              May          $11,008
Jun       $10,894                             Jun           $11,036                              Jun          $10,860
Jul       $10,991                             Jul           $11,143                              Jul          $10,930
Aug       $11,162                             Aug           $11,283                              Aug          $11,049
Sep       $10,760                             Sep           $11,368                              Sep          $11,125

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN CALIFORNIA TAX-FREE FUND

September 30, 1995

[PIE CHART APPEARS HERE]

General Obligations            30%
Water                          10%
Sales Tax                      11%
Sewer                           6%
Housing                        11%
Leasing                         6%
Other                           8%
Airport                        10%
Transportation                  8%

Investment Categories Reflect Percentages of Investments in Securities

                                                 Principal         Market
Name of Issuer                                    Amount          Value (a)
-----------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Municipal Long-Term Securities (97.0%):
  Airport Revenue (10.4%):
     Los Angeles, California Department of
       Airports, 6.50%, 5/15/04                   $1,430,000       $1,590,875
     Port of Oakland, California Port Revenue,
       Capital Appreciation, Zero Coupon,
       11/01/08                                    1,045,000          508,131
                                                                   ----------
                                                                    2,099,006
                                                                   ----------

  Electric Revenue (3.7%):
     Puerto Rico Electric Power Authority
       Power Revenue, Series U,
       6.00%, 7/01/14                                750,000          744,375
                                                                   ----------

  General Obligations (29.5%):
     State of California, 5.50%, 4/01/13           2,000,000        1,927,500
     State of California, 6.00%, 8/01/10             550,000          567,875
     State of California, 6.60%, 2/01/10           1,000,000        1,100,000
     City of Los Angeles, California,
       5.80%, 9/01/07                                700,000          728,875
     East Bay, California Regional
       Park District, 5.50%, 9/01/00                 500,000          525,625
     Folsom, California School Facilities
       Project, 6.00%, 8/01/10                       300,000          309,750
     Puerto Rico Commonwealth,
       5.65%, 7/01/15                                800,000          805,000
                                                                   ----------
                                                                    5,964,625
                                                                   ----------

  Housing Revenue (11.3%):
     California Housing Finance Agency
       Revenue, Home Mortgage,
       6.50%, 2/01/08                              1,070,000        1,144,900

     California Housing Finance Agency
       Revenue, Multi-Unit Rental
       Housing, 6.88%, 8/01/24                       500,000          515,625
     Perris, California Single Family Mortgage
       Revenue Bonds, GNMA Mortgage Backed
       Securities, 6.20%, 6/01/23(b)               3,000,000          567,780
                                                                   ----------
                                                                    2,228,305
                                                                   ----------

  Public Improvements (9.0%):
     California State Public Works
       Board Leasing Revenue, Various
       University of California Projects,
       6.60%, 12/01/22                               500,000          569,375
     Sacramento, California Certificates
       of Participation, Public Facilities
       Project, 6.00%, 7/01/12                       750,000          747,187
     Santa Barbara, County California
       Certificates of Participation,
       6.40%, 2/01/11                                500,000          505,000
                                                                   ----------
                                                                    1,821,562
                                                                   ----------

  Sewer Revenue (4.1%):
     San Francisco, California City
       & County Sewer Revenue Capital
       Appreciation, 5.87%, 10/01/10 (b)             500,000          212,500
     San Francisco, California City &
       County Sewer Revenue,
       5.90%, 10/01/08                               600,000          621,750
                                                                   ----------
                                                                      834,250
                                                                   ----------

  Transportation Revenue (17.6%):
     Contra Costa, California Transportation
       Authority Sales Tax Revenue,
       5.60%, 3/01/09                                800,000          806,000
     Riverside County, California Transportation
       Community Sales Tax Revenue,
       5.75%, 6/01/08                                500,000          521,250
     San Diego County, California Regional
       Transportation Community Sales
       Tax Revenue, 4.75%, 4/01/08                   765,000          721,013
     San Francisco, California Bay
       Area Rapid Transit District Sales
       Tax Revenue, 5.35%, 7/01/07                 1,500,000        1,507,500
                                                                   ----------
                                                                    3,555,763
                                                                   ----------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Principal         Market
Name of Issuer                                     Amount          Value (a)
-----------------------------------------------------------------------------
  University/Education Revenue (1.9%):
     University of California Certificate
       of Participation, UCLA  Center
       Chiller/Cogeneration Project,
       6.00%, 11/01/21                              $400,000       $   386,500
                                                                   -----------
                                                                       386,500
                                                                   -----------

  Water Revenue (9.5%):
     California State Department of Water
       Resources, 6.00%, 12/01/06                    500,000           539,375
     Los Angeles, California Department
       of Water & Power, Waterworks
       Revenue, 6.20%, 7/01/12                       600,000           617,250
     Metropolitan Water District of Southern
       California, 5.75%, 7/01/09                    750,000           770,625
                                                                   -----------
                                                                     1,927,250
                                                                   -----------

Total Municipal Long-Term Securities
  (cost: $19,171,271)                                               19,561,636
                                                                   -----------
Municipal Short-Term Securities (1.5%):
  Industrial Development Revenue-Pollution
   Control (1.5%):
     California Pollution Control Authority
       Resource Recovery Revenue,
       4.65%, 10/02/95 (c)                           200,000           200,000
     California Pollution Control
       Financing Authority, Shell Oil Company
       Project A, 4.30%, 10/02/95 (c)                100,000           100,000
                                                                   -----------
                                                                       300,000
                                                                   -----------

Total Municipal Short-Term Securities
  (cost: $300,000)                                                     300,000
                                                                   -----------

Total Investments In Securities
  (cost: $19,471,271)(d)(98.5%)                                     19,861,636
Other Assets Less Liabilities (1.5%)                                   395,846
                                                                   -----------
Net Assets (100%)                                                  $20,257,482
                                                                   ===========

Long Futures Contracts
----------------------

                                                                   Unrealized
Number of                                           Notional      Appreciation
Contracts               Description             Contract Value   (Depreciation)
-------------------------------------------------------------------------------
    2          Municipal Bond, December 1995        $229,875        ($1,687)

------------------------------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Rate on these zero coupon bonds represents annualized yield to maturity at September 30, 1995.
(c) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand. These securities were pledged as collateral for futures contracts.
(d) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investment in securities based on this cost were as follows:

     Gross unrealized appreciation       $445,193
     Gross unrealized depreciation        (56,516)
     Net unrealized appreciation         $388,677
                                         ========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                         GRIFFIN GROWTH & INCOME FUND
                      Portfolio Manager: Quinn R. Stills,
                   The Boston Company Asset Management, Inc.


What were the significant factors that affected performance?

The Griffin Growth & Income Fund's performance over the past year was driven by its holdings in financial services, basic industries, and health care. For perspective, the financial services sector of the portfolio appreciated 56%, basic industries rose 43%, and health care rose 46% for the twelve months ended September 30, 1995. The rise in financial services was fueled by declining interest rates, share repurchases and merger activity. Basic industry companies benefited from sharply higher pricing, a weaker U.S. currency and increased operating leverage created by previous restructurings. Health care companies benefited from growth in new products and a weak dollar. Investors also pushed these shares higher because of the diminished threat of draconian government regulation.


What strategies and techniques were implemented during the year?

During the year, we invested heavily in statistically inexpensive companies that possessed improving fundamentals. We similarly invested in several multi-industry companies whose individual subsidiaries were worth more as separate entities than as a single conglomeration. This strategy positioned the portfolio to take advantage of the rally in the shares of certain banks, paper companies and multinational conglomerates. In addition, we kept the portfolio underweighted in technology shares because of the risks and volatility inherent in many companies in that sector. As a result of this strategy, significant returns were achieved in financial services, capital goods, health care and consumer non-durable companies.


What themes can be seen in the current portfolio (industry weightings) and why?

Investments for the Growth & Income Fund are selected using a bottom-up approach, emphasizing the analysis of individual companies rather than broader economic trends. Our bottom-up approach, however, has led to a significant overweight in financial services and an underweight in technology and consumer non-durables. The sector weights are driven by our quest for the most outstanding values in the market at any given point in time.


What individual security holdings changed significantly during the year?

On December 1, 1994 The Boston Company Asset Management, Inc. took over sub-advisory responsibilities of the Fund from Piper Capital Management, Inc. Although, at that time, many of the fund's holdings were in financially strong companies, we thought there were better opportunities in other areas of the market. During the month of December approximately 80% of the portfolio was sold, and new stocks were purchased. This transition was done with an eye towards minimizing trading costs, and did not result in the realization of net capital gains. During the following ten months, we realized profits from selling significant positions in stocks including Intel and Aetna Life and Casualty Company. We also initiated significant positions in AT&T and Dean Witter Discover.


What is the strategy for the next six to twelve months?

Looking ahead, we plan to pursue the same strategy that has served us well in the past; namely, we will invest in inexpensive, undervalued companies that possess an improving set of fundamentals. We will continue to construct well diversified portfolios to help protect the Fund from a shortfall in any one company. Finally, we will continue to emphasize investments in companies where we have identified a clear catalyst that will unlock the values and propel the shares to higher levels for our clients. We must caution, however, that future returns may not meet current levels of performance.

                         GRIFFIN GROWTH & INCOME FUND

The two charts below show the performance of both classes of shares of the Griffin Growth & Income Fund compared with the Standard & Poor's 500 Composite Index (S&P 500) and the Morningstar Growth & Income Fund Average. If you had invested $10,000 in Class A shares of the Griffin Growth & Income Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The S&P 500 is an unmanaged index of 500 large capitalization publicly traded stocks. The Morningstar Growth & Income Fund Average is based on a universe of approximately 400 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Growth & Income Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Growth & Income Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year.................... 26.05%
Since Inception............. 14.45%

VALUE OF $10,000 INVESTED

Griffin Growth & Income Fund      S&P 500                              Morningstar Growth & Income Fund Average

           Dollar                                Dollar                              Dollar
Months     Value                   Months        Value                  Months       Value
------     ------                  ------        ------                 ------       ------
Initial   $9,550                  Initial       $10,000                Initial      $10,000
Nov       $9,619                  Nov            $9,943                Nov           $9,873
Dec       $9,692                  Dec           $10,063                Dec          $10,072
Jan '94  $10,022                  Jan '94       $10,405                Jan '94      $10,382
Feb       $9,761                  Feb           $10,122                Feb          $10,164
Mar       $9,392                  Mar            $9,681                Mar           $9,740
Apr       $9,436                  Apr            $9,805                Apr           $9,840
May       $9,716                  May            $9,965                May           $9,940
Jun       $9,489                  Jun            $9,721                Jun           $9,707
Jul       $9,787                  Jul           $10,040                Jul           $9,975
Aug      $10,112                  Aug           $10,452                Aug          $10,345
Sep       $9,865                  Sep           $10,196                Sep          $10,113
Oct      $10,059                  Oct           $10,424                Oct          $10,226
Nov       $9,776                  Nov           $10,045                Nov           $9,849
Dec       $9,928                  Dec           $10,194                Dec           $9,951
Jan '95  $10,108                  Jan '95       $10,458                Jan '95      $10,109
Feb      $10,511                  Feb           $10,865                Feb          $10,491
Mar      $10,879                  Mar           $11,186                Mar          $10,765
Apr      $11,195                  Apr           $11,515                Apr          $11,025
May      $11,636                  May           $11,975                May          $11,397
Jun      $11,915                  Jun           $12,251                Jun          $11,642
Jul      $12,368                  Jul           $12,658                Jul          $12,028
Aug      $12,513                  Aug           $12,689                Aug          $12,102
Sep      $13,014                  Sep           $13,225                Sep          $12,489

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Growth & Income Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 24.54%

VALUE OF $10,000 INVESTED

Griffin Growth & Income Fund     S&P 500                              Morningstar Growth & Income Fund Average

           Dollar                               Dollar                              Dollar
Months     Value                  Months        Value                  Months       Value
------     ------                 ------        ------                 ------       ------
Initial   $10,000                Initial       $10,000                Initial      $10,000
Nov        $9,770                Nov            $9,636                Nov           $9,631
Dec        $9,917                Dec            $9,779                Dec           $9,730
Jan '95   $10,087                Jan '95       $10,032                Jan '95       $9,885
Feb       $10,490                Feb           $10,423                Feb          $10,259
Mar       $10,852                Mar           $10,731                Mar          $10,526
Apr       $11,157                Apr           $11,046                Apr          $10,781
May       $11,598                May           $11,488                May          $11,144
Jun       $11,868                Jun           $11,753                Jun          $11,384
Jul       $12,329                Jul           $12,143                Jul          $11,762
Aug       $12,464                Aug           $12,173                Aug          $11,834
Sep       $12,453                Sep           $12,687                Sep          $12,212

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN GROWTH & INCOME FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Capital Goods               12%
Energy                       9%
Consumer Services           11%
Health Care                 10%
Financial Services          17%
Consumer/Non-Durable         9%
Technology                   5%
Utilities                   11%
Cash                         6%
Miscellaneous               10%

Investment Categories Reflect Percentages of Investments in Securities

                                                  Number of         Market
Name of Issuer                                     Shares          Value (a)
-----------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Common Stocks (93.1%):
  Basic Industries (3.9%):
     Boise Cascade Corporation                       3,000         $  121,125
     Bowater Incorporated                            2,500            116,563
     Champion International                          3,600            193,950
     Grace (WR) & Company                           13,100            874,425
     Praxair Incorporated                            9,400            251,450
     Rayonier Incorporated                           1,600             62,600
                                                                   ----------
                                                                    1,620,113
                                                                   ----------

  Capital Goods (11.6%):
     Alcatel Alsthom ADR                             2,400             40,800
     Avnet Incorporated                              4,300            221,988
     Corning Incorporated                           17,000            486,625
     General Electric                                5,900            376,125
     ITT Corporation                                 5,200            644,800
     Lockheed Martin Corporation                    12,200            818,925
     Philips Electronics N.V.                       19,900            970,125
     Raytheon Company                                1,400            119,000
     Rockwell International                         10,100            477,225
     TRW Incorporated                                4,400            327,250
     Varity Corporation (b)                          7,200            320,400
                                                                   ----------
                                                                    4,803,263
                                                                   ----------

  Consumer/Durable (2.0%):
     Black & Decker                                  7,000            238,875
     Ford Motor Company                             19,300            600,713
                                                                   ----------
                                                                      839,588
                                                                   ----------

  Consumer/Non-Durable (8.6%):
     Archer-Daniels-Midland Company                 14,000            215,250
     Dial Corporation Arizona                       16,000            398,475
     Fruit of the Loom Incorporated (b)             13,400            276,375
     Liz Claiborne                                  18,100            457,025
     Loews Corporation                               2,500            363,750
     Philip Morris Companies Inc.                   11,800            985,300
     Polaroid Corporation                            4,500            178,875
     RJR Nabisco Holdings                           15,900            514,763
     Sherwin-Williams Company                        4,000            140,000
     V.F. Corporation                                  400             20,400
                                                                   ----------
                                                                    3,550,213
                                                                   ----------

  Consumer Services (10.9%):
     American Stores                                12,100            343,338
     Cox Communications CLA (b)                        268              5,427
     Dillard Department Stores                      12,300            392,063
     Eckerd Corp. (b)                                4,200            168,000
     Kroger Company                                 12,100            412,913
     Limited Inc.                                   22,300            423,700
     May Department Stores                           5,700            249,375
     Melville Corporation                           11,500            396,750
     Multimedia Inc.                                 2,800            121,800
     Price/Costco Inc. (b)                          11,200            191,800
     Rite Aid Corp.                                 14,800            414,400
     Sears Roebuck & Company                         5,900            217,563
     Tandy Corporation                               9,100            552,825
     Times Mirror Company CLA                        4,654            133,803
     Toys R Us                                      15,200            410,400
     Waban Incorporated (b)                          4,700             88,713
                                                                   ----------
                                                                    4,522,870
                                                                   ----------

  Energy (9.1%):
     Amerada Hess                                    3,400            165,325
     Dresser Industries Inc.                         8,800            210,100
     Exxon                                           9,600            693,600
     Horsham Corporation                            23,000            301,875
     Mapco Incorporated                              5,800            298,700
     Mobil Corporation                               2,500            249,063
     Oryx Energy Company                            28,700            373,100
     Repsol SA ADR                                  12,500            396,875
     Royal Dutch Petroleum ADR                       1,700            208,675
     Tosco Corporation                              11,000            379,500
     Union Texas Petro Holdings Inc.                 9,900            180,675
     YPF Sociedad ADR                               15,900            286,200
                                                                   ----------
                                                                    3,743,688
                                                                   ----------

  Financial Services (16.9%):
     Ace Limited ADR                                 7,000            240,625
     Allstate Corporation                            1,901             67,239
     American Express                               17,900            794,313
     American International Group                    2,850            242,250
     Bank of Boston                                 15,000            714,375
     BankAmerica Corporation                         6,900            413,138
     Chase Manhattan Corporation                    10,800            660,150
     Dean Witter Discover                           15,500            871,875
     First Chicago Corporation                      12,000            823,500
     Fleet Financial Group                           9,100            343,525

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Number of         Market
Name of Issuer                                     Shares          Value (a)
------------------------------------------------------------------------------
     Mid Ocean Ltd. ADR                              3,500         $   120,750
     Morgan, J.P.                                    4,000             309,500
     Republic New York Corporation                   7,400             432,900
     Shawmut National                               10,800             363,150
     St. Paul Companies                              9,800             572,075
                                                                   -----------
                                                                     6,969,365
                                                                   -----------

  Health Care (9.9%):
     Allergan Inc.                                   7,100             236,963
     Baxter International Inc.                      10,900             448,263
     Bristol-Myers Squibb                            3,000             218,625
     Columbia/HCA Healthcare                         7,452             362,354
     Guidant Corp.                                   7,157             209,334
     Lilly (Eli) & Company                           4,049             363,936
     Pharmacia Aktiebol ADR                         10,300             308,035
     Schering-Plough                                 9,600             494,400
     Smithkline Beecham PLC ADR                      8,000             405,000
     Tenet Healthcare                               33,000             573,375
     Upjohn Company                                 11,000             490,875
                                                                   -----------
                                                                     4,111,160
                                                                   -----------

  Real Estate Investment Trusts (1.0%):
     Associated Estates Realty                       2,100              43,050
     Avalon Properties                               2,000              40,750
     Camden Property Trust                           2,100              46,463
     Home Properties of New York                     2,500              42,500
     Liberty Property Trust                          2,700              57,375
     Oasis Residential                               3,000              67,500
     Smith Charles E Residential                     1,200              27,750
     Storage USA                                     2,300              71,013
     Summit Properties                               1,600              30,200
                                                                   -----------
                                                                       426,601
                                                                   -----------

  Technology (5.1%):
     Apple Computer Inc.                             6,000             223,500
     Conner Peripherals (b)                         10,400             172,900
     Digital Equipment (b)                           4,800             219,000
     International Business Machines                 9,900             934,313
     Sun Microsystems Inc. (b)                       9,000             567,000
                                                                   -----------
                                                                     2,116,713
                                                                   -----------

  Transportation (3.4%):
     Burlington Northern Santa Fe                    2,200             159,500
     Canadian Pacific Limited ORD PAR               51,000             816,000
     Pittson Services                               15,300             413,100
                                                                   -----------
                                                                     1,388,600
                                                                   -----------

                                                  Shares or
                                                  Principal         Market
Name of Issuer                                     Amount          Value (a)
------------------------------------------------------------------------------
  Utilities (10.7%):
     AT & T Corporation                              7,700             506,275
     CMS Energy Corporation                         15,300             401,625
     GTE Corporation                                15,400             604,450
     Illinova Corporation Holding Co.               14,800             401,450
     MCI Communications                             26,000             677,625
     NYNEX Corp.                                     9,700             463,175
     Pacific Enterprises                            11,000             276,375
     Pinnacle West Capital                          15,100             396,375
     Public Service Company of New Mexico            8,600             140,825
     Unicom Corporation                             11,400             344,850
     Western Resources                               6,000             195,750
                                                                   -----------
                                                                     4,408,775
                                                                   -----------

Total Common Stocks (cost: $32,644,365)                             38,500,949
                                                                   -----------

Preferred Stocks (0.1%):
  Consumer Services (0.1%):
     Times Mirror Company SER B PFD                  1,646              39,710
                                                                   -----------

Total Preferred Stocks (cost: $32,893)                                  39,710
                                                                   -----------

Short-Term Securities (6.3%):
  Repurchase Agreement (6.3%):
     State Street Bank & Trust Co. Master
       Repurchase Agreement, 4.5%, 10/2/95,
       102% Collateralized by U.S. Government
       Securities                                 $2,606,000         2,606,000
                                                                   -----------

Total Short-Term Securities (cost: $2,606,000)                       2,606,000
                                                                   -----------

Total Investments in Securities
  (cost: $35,283,258)(c) (99.5%)                                    41,146,659

Other Assets Less Liabilities (0.5%)                                   223,679
Net Assets (100%)                                                  $41,370,338
                                                                   ===========

-----------------------------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Currently non-income producing.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

     Gross unrealized appreciation           $6,170,042
     Gross unrealized depreciation             (306,641)
                                             ----------
     Net unrealized appreciation             $5,863,401
                                             ==========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                              GRIFFIN GROWTH FUND
                    Portfolio Manager: Jonathan M. Greene,
                        T. Rowe Price Associates, Inc.

What were the significant market factors that affected performance?

For most of the third quarter of 1995 (the fund commenced operations on June 12, 1995), small and middle capitalization stocks generally outperformed larger capitalization stocks. Growth stocks were in favor during the quarter, and generally outperformed other types of investments as increases in quarterly earnings fueled investors' desire for fast growing companies.

What strategies and techniques were implemented since the Fund commenced operations?

The Fund began operations on June 12th and the cash was quickly put to work in a broadly diversified portfolio (over two hundred companies). We generally avoid making "big bets" on individual companies. A "big bet" would be investing on the order of 3% to 5% of the Fund's assets in a single company. Given our fondness for diversification, we prefer holdings on the order of 1% in a single company at the time of purchase. We also remained essentially "fully invested," with minimal cash positions, since we don't believe that timing the market is a worthwhile endeavor.

What themes can be seen in the current portfolio (industry weightings) and why?

The most dominant theme in terms of industry weighting is the portfolio's technology exposure. The portfolio has about 10% more in technology issues than the Fund's benchmark, the Standard & Poors Mid Cap 400 Index (28% versus about 18% for the index). However, given our opinion that technology stocks have already had very good performance for the year, we elected to maintain a relatively conservative technology posture versus other middle capitalization growth funds, many of which have a 35% to 40% technology exposure.

What individual security holdings changed since the Fund commenced operations?

The portfolio was initially invested in a broad array of middle capitalization growth stocks. Subsequent cash inflows (net subscriptions) have been invested gradually in the company stocks already in the portfolio, as well as diversifying into new names. There was only one sale from the portfolio, which amounted to only a minor adjustment to our stock allocations.

What is the strategy for the next six to twelve months?

We plan to continue to run the portfolio as structured. We will maintain the broad diversification and relatively conservative commitment to technology issues. This approach falls between the benchmark S&P Mid Cap 400 and a more typical mid cap growth fund. We don't believe that the market will continue without a correction of some sort, and such a correction could be particularly violent in the technology sector. Growth stocks in general and smaller capitalization issues tend to be more volatile than the overall market. Thus, in a broad market downturn this portfolio could experience significant negative volatility. Nevertheless, going forward, we also will continue to maintain a "fully invested" posture (less than 5% cash reserves) because we believe that trying to time the market would be a mistake.

                              GRIFFIN GROWTH FUND

The two charts below show the performance of both classes of shares of the Griffin Growth Fund compared with the Standard and Poor's MidCap 400 Index and the Lipper Mid-Cap Equity Fund Average. If you had invested $10,000 in Class A shares of the Griffin Growth Fund when the Fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Standard and Poor's MidCap 400 Index is an unmanaged index of 400 publicly traded, middle capitalization stocks. The Lipper Mid-Cap Equity Fund Average is based on a universe of mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Growth Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year ................................ N/A
Since Inception ......................... 11.37%

VALUE OF $10,000 INVESTED

Griffin Growth Fund               S&P MidCap 400 Index               Lipper Mid-Cap Equity Average
             Dollar                             Dollar                                   Dollar
Months        Value               Months         Value                     Months         Value
------      -------               ------       -------                     ------       -------
Initial      $9,550               Initial      $10,000                    Initial       $10,000
Jun          $9,827               Jun          $10,265                    Jul           $10,777
Jul         $10,524               Jul          $10,800                    Aug           $10,918
Aug         $10,715               Aug          $11,000                    Sep           $11,261
Sep         $11,137               Sep          $11,266

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)
One year ............................... N/A
Since Inception ........................ 11.50%

VALUE OF $10,000 INVESTED

Griffin Growth Fund               S&P MidCap 400 Index               Lipper Mid-Cap Equity Average
             Dollar                             Dollar                                   Dollar
Months        Value               Months         Value                     Months         Value
------      -------               ------       -------                     ------       -------
Initial     $10,000               Initial      $10,000                     Initial      $10,000
Jun         $10,270               Jun          $10,265                     Jul          $10,777
Jul         $11,020               Jul          $10,800                     Aug          $10,918
Aug         $11,220               Aug          $11,000                     Sep          $11,261
Sep         $11,150               Sep          $11,266

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN GROWTH FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Media & Communications         7%
Computer Software              5%
Capital Equipment              5%
Communications Equipment       5%
Consumer Cyclicals             5%
Electronics                    6%
Financial Services            13%
Health Care                   11%
Business Services              7%
Resources                      6%
Retailing                      7%
Technology                     6%
Cash                           8%
Other                          9%

Investment Categories Reflect Percentages of Investments in Securities

                                              Number of              Market
Name of Issuer                                 Shares               Value (a)
--------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Common Stocks (94.8%):
  Business Services (7.2%):
    American List Corp.                       200                   $5,725
    CUC International                         800                   27,900
    Equifax Inc.                              500                   20,938
    First Financial Management                400                   39,050
    H & R Block                               200                    7,600
    Kelly Services CL A                       400                   10,700
    Manpower (b)                              400                   11,600
    Heritage Media Corp. CL A(b)              200                    6,025
    Medaphis (b)                              800                   22,000
    Mutual Risk Management LTD                700                   27,650
    Paychex Inc.                              800                   37,000
    Reuters Holdings ADR B                    700                   37,013
    Robert Half International Inc. (b)        400                   13,650
    Sanifill Inc. (b)                         200                    6,550
    SEI Corp.                                 100                    2,050
    Service Corp International                500                   19,563
    Sylvan Learnings Systems (b)              200                    6,350
    United American Healthcare (b)            300                    3,338
    Western Waste Industries (b)              400                    8,000
                                                                   -------
                                                                   312,702
                                                                   -------

  Capital Equipment (5.0%):
    Agco Corp.                                400                   18,200
    Alco Standard Corp.                       500                   42,375
    Alamo Group Inc.                          700                   12,600
    American Power Conversion (b)             200                    2,450
    Anixter International Inc. (b)            400                   16,550
    Briggs and Stratton                       400                   16,100
    Cascade Corp.                             300                    4,575
    Commercial Metals Co.                     300                    8,100
    Danaher Corp.                             300                    9,825
    Danka Business Systems Inc. ADR           200                    7,200
    Greenfield Industries Inc.                300                    9,225
    Kennametal Inc.                           400                   14,500
    Littlefuse Inc. (b)                       300                    9,750
    Parker Hannifin                           500                   19,000
    Teleflex Inc.                             400                   16,200
    Trimas Corporation                        200                    4,150
    Watts Industries CL A                     200                    4,975
                                                                   -------
                                                                   215,775
                                                                   -------

  Communications Equipment (5.3%):
    Andrew Corp. (b)                          500                   30,563
    Aspect Telecommunications Corp. (b)       800                   21,600
    Cidco Inc. (b)                            100                    3,525
    Coherent Communications Systems Corp. (b) 300                    8,250
    DSC Communications (b)                    400                   23,700
    Ericsson L.M. Telephone Co. ADR (b)     1,700                   41,650
    General Instrument Corp. (b)              600                   18,000
    Glenayre Technologies Inc. (b)            250                   18,000
    Stratacom Inc.                            300                   16,575
    Tellabs Inc. (b)                          300                   12,638
    US Robotics Corp. (b)                     400                   34,100
                                                                   -------
                                                                   228,601
                                                                   -------
  Computer Communications (3.1%)
    Ascend Communications Inc. (b)            100                    8,000
    Bay Networks Inc. (b)                     400                   21,350
    Cabletron Systems Inc. (b)                400                   26,350
    Cascade Communications (b)                200                    9,850
    Cisco Systems Inc. (b)                    500                   34,500
    Network General Corp. (b)                 400                   16,500
    3Com Corp. (b)                            400                   18,200
                                                                   -------
                                                                   134,750
                                                                   -------
  Computer Services (1.3%):
    America Online Inc. (b)                   300                   20,625
    Cerner Corp. (b)                          200                    6,850
    Control Data Systems Inc. (b)             300                    3,638
    GTech Holdings (b)                        200                    6,025
    HBO & Co.                                 300                   18,750
                                                                    ------
                                                                    55,888
                                                                    ------

  Computer Software (5.3%):
    Acclaim Entertainment (b)                 100                    2,563
    Adobe Systems Inc.                        500                   25,875
    BMC Software Inc. (b)                     400                   18,400
    Broderbund Software Inc. (b)              300                   22,838
    Eletronic Arts Inc. (b)                   100                    3,675
    FTP Software Inc. (b)                     200                    5,550
    Informix Corp. (b)                        300                    9,750
    Intuit (b)                                200                    9,400
    Macromedia (b)                            300                   17,138
    Minnesota Educational Computers (b)       400                   10,800
    Netmanaged Inc. (b)                       300                    7,125
    Oracle Corp. (b)                          800                   30,700
    Parametric Technology (b)                 100                    6,150
    People Soft Inc. (b)                      100                    9,088
    Sierra On-Line (b)                        300                   11,775
    Sybase Inc. (b)                           700                   22,488
    Symantec Corp. (b)                        400                   12,000

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Number of         Market
Name of Issuer                                     Shares          Value (a)
-----------------------------------------------------------------------------
     Synopsys Inc. (b)                                 200          $  6,150
                                                                    --------
                                                                     231,465
                                                                    --------

  Consumer Cyclicals (5.2%):
     Bed Bath & Beyond (b)                             600            18,300
     Clayton Homes Inc.                                200             4,750
     Harley-Davidson Inc.                              400             9,750
     Harman International Industries                   410            20,090
     Lafarge Corp.                                     500             9,188
     Lennar Corp.                                      200             4,350
     Lilly Industries CL A                             600             7,575
     National Health Investors                         500            15,125
     Oakwood Homes Corp.                               800            28,200
     Rouse                                           1,000            21,875
     Security Capital Pacific Trust                    700            13,300
     Shaw Industries Inc.                              500             7,375
     Sherwin-Williams Co. (b)                          400            14,000
     Sturm Ruger & Co. Inc.                            300             9,375
     Superior Industries International                 300             8,063
     USG Corporation (b)                               500            14,000
     Wabash National Corp.                             400            14,150
     Williams Sonoma Inc. (b)                          200             4,150
                                                                    --------
                                                                     223,616
                                                                    --------

  Consumer/Non-Durable (3.1%):
     Callaway Golf Co.                                 700            10,850
     Coors Adolph Co. CL B                             100             1,813
     Goodmark Foods                                    500             9,250
     Hormel Food Corp.                                 500            13,188
     Kellwood Co.                                      400             8,250
     Lancaster Colony                                  365            12,410
     Mattel Inc.                                       500            14,688
     Mondavi Robert Corp. (b)                          200             5,100
     Nautica Enterprises (b)                           250             8,563
     Promus Hotel Corp. (b)                            100             2,275
     Ultratech Stepper Inc. (b)                        200             8,450
     Unifi Inc.                                        400             9,800
     Unitog Co.                                        300             7,125
     Westwood One Inc. (b)                             300             5,325
     Wolverine World Wide                              600            16,425
                                                                    --------
                                                                     133,512
                                                                    --------

  Electronics (5.9%):
     Atmel Corporation (b)                             400            13,500
     Integrated Device Technology (b)                1,000            25,000
     International Rectifier Corp. (b)                 300            12,075
     Linear Technology Corp.                         1,100            45,650
     LSI Logic Corp. (b)                               400            23,100
     Maxim Integrated Products (b)                     700            51,800
     Microchip Technology (b)                          400            15,150
     Molex Incorporated Class A                        625            20,938
     Vishay Intertechnology (b)                        600            25,200
     Xilinx Inc. (b)                                   500            24,063
                                                                    --------
                                                                     256,476
                                                                    --------

  Financial Services (13.4%):
     Advanta Corp CL B                                 200             8,500
     Ambac Inc.                                        400            17,600
     Bank of New York Co. Inc.                         700            32,550
     Bank South Corp.                                  300             8,438
     Baybanks Inc.                                     300            22,763
     City National Inc.                                700             9,275
     Crestar Financial Corp.                           300            16,763
     Equitable of Iowa Companies                       500            18,500
     Finova Group Inc.                                 500            22,250
     First AMR Corp-Tenn                               600            25,875
     First Bank Systems                                700            33,688
     First USA Inc.                                    300            16,275
     Foothill Group Inc. CL A (b)                      500            14,938
     Franklin Resources Inc.                           400            23,050
     Green Tree Financial Corp.                        700            42,700
     HFS Inc. (b)                                       00            36,663
     J S B Financial Inc.                              200             6,275
     Mercury Finance Co.                             1,200            29,250
     MGIC Investment Corporation                       600            34,350
     Midlantic Corporation Inc.                        200            10,850
     North American Mortgage Co.                       600            15,600
     Progressive Corporation                           500            22,375
     Quick & Reilly Group                              300            13,763
     Raymond James Financial Inc.                      100             2,175
     Roosevelt Financial Group Inc.                    200             3,525
     Charles Schwab Corporation                      1,600            44,800
     State Street Boston Corporation                   400            16,000
     United Asset Management Corporation               200             8,025
     Zurich Reinsurance Centre Holdings (b)            600            17,850
                                                                    --------
                                                                     574,666
                                                                    --------

  Health Care (11.1%):
     Amgen (b)                                       1,100            54,840
     Amsco International (b)                           600            11,925
     Amway Asia Pacific LTD.                           400            14,950
     Biogen Inc. (b)                                   600            36,000
     Cardinal Health Inc.                              700            38,763
     Cordis Corp. (b)                                  400            33,900
     Forest Laboratories Inc. (b)                      300            13,350
     Health Management Association CL A (b)            500            16,063
     Healthcare & Retirement Corp. (b)                 700            22,488
     Horizons/CMS Healthcare (b)                       500            11,375
     Humana Inc. (b)                                   600            12,075
     Medtronic Inc.                                    400            21,500
     Mid Atlantic Medical Services Inc. (b)            600            11,775
     Mylan Laboratories Inc.                           600            12,000
     Omnicare Inc.                                     400            15,600
     Ornda Healthcorp (b)                              100             2,125
     Owens & Minor Inc.                                100             1,288
     Oxford Health Plans Inc. (b)                      200            14,550
     Roberts Pharmaceutical (b)                        200             4,700
     Summit Technology (b)                             100             4,575
     Sybron International Corp. (b)                    400            16,100

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                              Number of               Market
Name of Issuer                                  Shares               Value (a)
-------------------------------------------------------------------------------
    United HealthCare Corp.                      900                  $43,988
    Universal Health Services CL A               200                    6,850
    U S Healthcare Inc.                          500                   17,688
    Value Health Inc. (b)                        100                    2,650
    Vencor Inc. (b)                            1,100                   35,200
                                                                      -------
                                                                      476,318
                                                                      -------
  Media & Communications (6.8%):
    Belo (A.H.) Corp.                            400                   13,750
    Carmike Cinemas CL A (b)                   1,100                   24,200
    Catalina Marketing (b)                       300                   18,600
    Cellular Communications of Puerto Rico (b)   300                    9,150
    Centennial Cellular Corp. CL A(b)            200                    3,900
    Central Newspapers Inc.                      100                    3,050
    Clear Channel Communications Inc.(b)         500                   37,875
    Comcast Corp. CL A                         1,100                   22,000
    Frontier Corp.                               600                   15,975
    Gaylord Entertainment                        400                   10,850
    LCI International Inc. (b)                   500                   19,625
    Paging Network Inc.                          400                   19,200
    Reynolds & Reynolds                          400                   13,750
    TCA Cable TV Inc.                            300                    8,625
    US Cellular Corp. (b)                        100                    3,650
    Viacom Inc - CL B                            800                   39,800
    Vodafone Group ADR                           700                   28,700
                                                                      -------
                                                                      292,700
                                                                      -------

  Resources (6.3%):
    Airgas Inc. (b)                            1,000                   26,625
    Apache Corp.                                 600                   15,750
    B J Services Co.                             600                   15,150
    Crompton & Knowles Corp.                     300                    4,463
    Devon Energy Corporation                     400                    8,750
    Great Lakes Chemical                         200                   13,525
    Louisiana Pacific Corp.                      300                    7,238
    Magma Copper (b)                             600                   11,250
    Noble Affiliates                             700                   18,463
    Pioneer Group Inc.                           100                    2,738
    Pride Petroleum Services Inc. (b)            800                    8,000
    Sealed Air (b)                               300                   16,538
    Schulman A Inc.                              500                   12,500
    Smith International                          700                   12,163
    Sonat Inc.                                   600                   19,200
    Tosco Corp.                                  300                   10,350
    Triton Energy Corp. (b)                      100                    4,838
    United Meridian Corp. (b)                    600                   10,275
    Wellman Inc.                                 300                    7,350
    Willamette Industries                        500                   33,375
    Worthington Industries Inc.                  700                   12,863
                                                                      -------
                                                                      271,404
                                                                      -------
  Retailing (7.4%):
    Apple South Inc.                             200                    4,550
    Applebees International Inc.                 200                    5,450
    Autozone Inc. (b)                            400                   10,200
    Brinker International Inc. (b)               400                    5,950
    Circuit City Stores Inc.                     500                   15,813
    Dollar General Corp.                       1,200                   35,250
    Fingerhut Companies Inc.                     200                    3,225
    General Nutrition Companies Inc. (b)         300                   13,500
    Harrah's Entertainment Inc. (b)              200                    5,850
    Heilig Meyers Inc.                           300                    6,975
    La Quinta Inns Inc.                          500                   14,000
    Lands' End Inc. (b)                          800                   12,600
    Lowes Companies Inc.                         400                   12,000
    Marcus, Inc.                                 300                   10,613
    Michael's Stores Inc. (b)                    500                    8,125
    Mirage Resorts (b)                           500                   16,438
    Office Depot Inc. (b)                      1,000                   30,125
    Outback Steakhouse Inc. (b)                  500                   15,375
    Pep Boys-Manny, Moe & Jack                   400                   10,850
    Safeway Inc. (b)                             400                   16,700
    Sbarro Inc.                                  600                   13,800
    Starbucks Corp. (b)                          200                    7,575
    The Men's Wearhouse Inc. (b)                 200                    7,200
    Viking Office Products (b)                   600                   25,050
    Zale Corp. (b)                               900                   12,488
                                                                      -------
                                                                      319,702
                                                                      -------

  Technology (6.1%):
    Applied Materials Inc. (b)                   200                   20,450
    Ceridian Corporation (b)                     700                   31,063
    Cognex Corp. (b)                             100                    4,825
    Compaq Computer Corp. (b)                    600                   29,025
    EMC Corp.-Mass                               600                   10,875
    KLA Instruments (b)                          100                    8,025
    Lam Research Corp. (b)                       400                   23,800
    Seagate Technology (b)                       600                   25,275
    Sensormatic Electronics                      500                   11,500
    Silicon Graphics (b)                         600                   20,625
    Sun Microsystems Inc. (b)                    400                   25,200
    Symbol Technology (b)                        400                   13,250
    Tektronix Inc.                               400                   23,600
    Thermo Electron Corporation (b)              400                   18,550
                                                                      -------
                                                                      266,063
                                                                      -------

  Transportation (2.5%):
    Air Express International                    400                   10,100
    American Freightways (b)                     100                    1,500
    Atlantic Southeast Airlines                  400                    9,350
    Carnival                                     800                   19,200
    Comair Holdings Inc.                         500                   13,250
    Fritz Co. Inc.(b)                            100                    7,369
    Kansas City Southern Industries Inc.         400                   18,200
    M S Carrier Inc. (b)                         400                    6,400
    Werner Enterprises Inc.                      500                   10,375
    Wisconsin Central Transportation (b)         200                   13,350
                                                                      -------
                                                                      109,094
                                                                      -------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Shares or
                                                  Principal         Market
Name of Issuer                                     Amount          Value (a)
-----------------------------------------------------------------------------
Total Common Stocks
  (cost: $3,748,109)                                               $4,102,732
                                                                   ----------

Rights (0.0%):
  Telecommunication (0.0%):
     L.M. Ericsson Telephone Rights (b)              1,700              1,944
                                                                   ----------

Total Rights (cost: $0)                                                 1,944
                                                                   ----------

Short-Term Securities (8.2%):
  Repurchase Agreement (8.2%)
     State Street Bank & Trust Co.
       Master Repurchase Agreement, 4.5%,
       10/2/95, 102% Collateralized by U.S.
       Government Securities                      $354,000            354,000

Total Short-Term Securities
  (cost: $354,000)                                                    354,000
                                                                   ----------

Total Investments in Securities
  (cost: $4,102,109)(c) (103.0%)                                    4,458,676

Other Assets Less Liabilities (-3.0%)                                (122,946)
                                                                   ----------
Net Assets (100%)                                                  $4,335,730
                                                                   ==========

--------------------------------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Currently non-income producing.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

     Gross unrealized appreciation       $410,730
     Gross unrealized depreciation        (54,183)
                                         --------
     Net unrealized appreciation         $356,567
                                         ========

                                 See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1995

                                                                Money              Tax-Free           Short-Term
                                                                Market              Money                Bond
ASSETS                                                           Fund            Market Fund             Fund
                                                             -----------         -----------          -----------
Investments:
  In securities, at market value* (note 1).................  $79,920,025          $8,606,941          $3,451,124
Cash.......................................................          283              36,206                 307
Receivables:
  Dividends and Interest...................................      427,870              64,842              67,547
  Fund shares old..........................................      190,947               3,013              86,752
  Investment securities sold...............................            0             200,000              24,384
  Other receivables........................................            0                   0                   0
Organization expenses, net of amortization (note 1)........       52,220              52,220              24,129
                                                             -----------          ----------          ----------
    Total assets...........................................   80,591,345           8,963,222           3,654,243
                                                             -----------          ----------          ----------
LIABILITIES
Distributions to shareholders..............................      349,494              23,459              15,418
Fund shares redeemed.......................................      192,473               2,258              19,129
Payable for securities purchased...........................            0             260,758                   0
Payable for organizational expenses........................       52,220              52,220              24,129
Other accrued expenses.....................................       33,155               3,193                   9
                                                             -----------          ----------          ----------
    Total liabilities......................................      627,342             341,888              58,685
                                                             -----------          ----------          ----------
    NET ASSETS.............................................  $79,964,003          $8,621,334          $3,595,558
                                                             ===========          ==========          ==========
Net assets consist of:
  Capital stock, Class A or single class...................       79,956               8,627                 357
  Capital stock, Class B...................................          N/A                 N/A                   1
  Additional paid in capital, Class A or single class......   79,876,185           8,617,501           3,570,925
  Additional paid in capital, Class B......................          N/A                 N/A              13,160
  Undistributed net investment income......................            0                   0                   0
  Undistributed net realized gain (loss) on investments
   and future contracts....................................        7,862              (4,794)               (136)
  Net unrealized appreciation (depreciation) of
   investments and futures contracts.......................            0                   0              11,251
                                                             -----------          ----------          ----------
    NET ASSETS.............................................  $79,964,003          $8,621,334          $3,595,558
                                                             ===========          ==========          ==========
Computation of net asset value and offering price (note 4):
  Net assets, Class A or single class......................  $79,964,003          $8,621,334          $3,582,366
  Shares outstanding, Class A or single class..............   79,956,473           8,626,128             356,327
  Net asset value, Class A or single class.................        $1.00               $1.00              $10.05
  Maximum offering price, Class A or single class..........        $1.00               $1.00              $10.41
  Net assets, Class B......................................          N/A                 N/A             $13,192
  Shares outstanding, Class B..............................          N/A                 N/A               1,313
  Net asset value and offering price, Class B..............          N/A                 N/A              $10.05

* Investments in securities at identified cost.............  $79,920,025          $8,606,941          $3,439,873

                                 See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1995


ASSETS

                                                                U.S.                                 Municipal
                                                             Government               Bond              Bond
                                                             Income Fund              Fund              Fund
                                                             -----------          -----------        ----------
Investments:
  In securities, at market value* (note 1).................  $30,655,940          $12,182,506        $5,425,894
Cash.......................................................        2,770                   17            87,092
Receivables:
  Dividends and Interest...................................      333,877              158,810            71,605
  Fund shares sold.........................................       87,104               69,983             5,037
  Investment securities sold...............................            0            2,330,558                 0
  Other receivables........................................          229                    0             2,812
Organization expenses, net of amortization (note 1)........       52,220               52,220            52,220
                                                             -----------          -----------        ----------
    Total assets...........................................   31,132,140           14,794,094         5,644,660
                                                             -----------          -----------        ----------
LIABILITIES
Distributions to shareholders..............................      160,923               59,403            22,662
Fund shares redeemed.......................................       38,182               19,832                55
Payable for securities purchased...........................            0            2,486,854                 0
Payable for organizational expenses........................       52,220               52,220            52,220
Other accrued expenses.....................................        9,244                4,125             1,594
                                                             -----------          -----------        ----------
  Total liabilities........................................      260,569            2,622,434            76,531
                                                             -----------          -----------        ----------
  NET ASSETS...............................................  $30,871,571          $12,171,660        $5,568,129
                                                             ===========          ===========        ==========
Net assets consist of:
  Capital stock, Class A or single class...................        3,173                1,338               614
  Capital stock, Class B...................................          169                   17                 6
  Additional paid in capital, Class A or single class......   29,001,354           11,944,620         5,521,717
  Additional paid in capital, Class B......................    1,548,635              148,765            54,691
  Undistributed net investment income......................        6,286                1,644               568
  Undistributed net realized gain (loss) on investments
   and future contracts....................................       90,988              (65,626)         (107,116)
  Net unrealized appreciation (depreciation) of
   investments and futures contracts.......................      220,966              140,902            97,649
                                                             -----------          -----------        ----------
    NET ASSETS.............................................  $30,871,571          $12,171,660        $5,568,129
                                                             ===========          ===========        ==========
Computation of net asset value and offering price (note 4):
  Net assets, Class A or single class......................  $29,307,963          $12,021,529         $5,512,067
  Shares outstanding, Class A or single class..............    3,171,919            1,337,451            614,143
  Net asset value, Class A or single class.................        $9.24                $8.99              $8.98
  Maximum offering price, Class A or single class..........        $9.68                $9.41              $9.40
  Net assets, Class B......................................  $ 1,563,608             $150,131            $56,062
  Shares outstanding, Class B..............................      169,102               16,176              6,245
  Net asset value and offering price, Class B..............        $9.25                $8.98              $8.98

* Investments in securities at identified cost.............  $30,434,974          $12,041,604         $5,325,870

ASSETS

                                                              California            Growth &
                                                               Tax-Free              Income             Growth
                                                                 Fund                 Fund               Fund
                                                             -----------          -----------         ----------
Investments:
  In securities, at market value* (note 1).................  $19,861,636          $41,146,659         $4,458,676
Cash.......................................................       28,164                  673                643
Receivables:
  Dividends and Interest...................................      316,534               88,522              1,563
  Fund shares sold.........................................      139,926              255,823             77,666
  Investment securities sold...............................            0              255,224                  0
  Other receivables........................................        2,812                    0                 40
Organization expenses, net of amortization (note 1)........       52,220               52,220             24,129
                                                             -----------          -----------         ----------
    Total assets...........................................   20,401,292           41,799,121          4,562,717
                                                             -----------          -----------         ----------
LIABILITIES
Distributions to shareholders..............................       83,321                    0                  0
Fund shares redeemed.......................................        2,152              123,736             51,564
Payable for securities purchased...........................            0              234,245            151,294
Payable for organizational expenses........................       52,220               52,220             24,129
Other accrued expenses.....................................        6,117               18,582                  0
                                                             -----------          -----------         ----------
    Total liabilities......................................      143,810              428,783            226,987
                                                             -----------          -----------         ----------
    NET ASSETS.............................................  $20,257,482          $41,370,338         $4,335,730
                                                             ===========          ===========         ==========
Net assets consist of:
  Capital stock, Class A or single class...................        2,436                2,693                359
  Capital stock, Class B...................................          122                  202                 13
  Additional paid in capital, Class A or single class......   19,427,781           31,962,416          3,827,762
  Additional paid in capital, Class B......................      954,684            2,652,451            141,824
  Undistributed net investment income......................        4,662                7,809              9,708
  Undistributed net realized gain (loss) on investments
   and future contracts....................................     (520,880)             881,366               (503)
  Net unrealized appreciation (depreciation) of
   investments and futures contracts.......................      388,677            5,863,401            356,567
                                                             -----------          -----------         ----------
    NET ASSETS.............................................  $20,257,482          $41,370,338         $4,335,730
                                                             ===========          ===========         ==========
Computation of net asset value and offering price (note 4):
  Net assets, Class A or single class......................  $19,291,900          $38,483,312         $4,186,502
  Shares outstanding, Class A or single class..............    2,436,233            2,691,747            359,063
  Net asset value, Class A or single class.................        $7.92               $14.30             $11.66
  Maximum offering price, Class A or single class..........        $8.29               $14.97             $12.21
  Net assets, Class B......................................     $965,582          $ 2,887,026           $149,228
  Shares outstanding, Class B..............................      121,916              202,018             12,806
  Net asset value and offering price, Class B..............        $7.92               $14.29             $11.65

* Investments in securities at identified cost.............  $19,471,271          $35,283,258         $4,102,109

                                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the year ended September 30, 1995 (except as indicated)


                                                                             Money         Tax-Free      Short-Term
                                                                             Market          Money          Bond
                                                                             Fund         Market Fund       Fund*
                                                                           ==========     ===========    ===========
Investment income:
   Interest............................................................    $3,840,881        $355,855        $41,698
   Dividends (net of foreign withholding taxes of $8,868
    and $37 for the Growth & Income Fund and Growth Fund,
    respectively)......................................................             0               0              0
                                                                           ----------     -----------    -----------

       Total Income....................................................     3,840,881         355,855         41,698
                                                                           ----------     -----------    -----------

Expenses:
   Advisory fees (note 2)..............................................       329,306          46,869          3,479
   Administration and accounting fees (note 2).........................       131,722          18,748          1,392
   Distribution fees (note 2)..........................................       131,722          18,748          1,754
   Amortization of organization expenses...............................        17,108          17,108          1,554
   Legal and audit fees................................................        86,993          42,348          6,103
   Registration fees...................................................        13,494           3,236          1,120
   Directors' fees.....................................................         8,766           8,766            833
   Shareholder reports.................................................        31,495           1,810            934
   Insurance expense...................................................        19,466           3,503              0
   Custodian fees......................................................        11,278           4,166            713
   Printing and postage................................................        70,440          12,697          1,629
                                                                           ----------     -----------    -----------

       Total expenses..................................................       851,790         177,999         19,511

Less:
   Waived fees (note 2)................................................      (383,186)        (52,069)        (6,625)
   Reimbursement from administrator (note 2)...........................      (190,837)        (84,781)       (12,879)
   Expense reductions (note 5).........................................          (852)         (2,354)            (7)
                                                                           ----------     -----------    -----------

       Net expenses....................................................       276,915          38,795              0
                                                                           ----------     -----------    -----------

       Net investment income...........................................     3,563,966         317,060         41,698
                                                                           ----------     -----------    -----------

Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments.....................         7,862          (4,765)          (136)
   Net realized loss on sale of futures contracts......................             0               0              0
   Net change in unrealized appreciation of investments................             0               0         11,251
   Net change in unrealized depreciation of futures contracts..........             0               0              0
                                                                           ----------     -----------    -----------

       Net realized and unrealized gain (loss) on investments..........         7,862          (4,765)        11,115
                                                                           ----------     -----------    -----------

       Net increase in net assets resulting from operations............    $3,571,828        $312,295        $52,813
                                                                           ==========     ===========    ===========

*Since commencement of operations on June 12, 1995.

                                 See accompanying notes to financial statements.

                                                                                U.S.                                    Municipal
                                                                             Government             Bond                   Bond
                                                                            Income Fund             Fund                   Fund
                                                                            ===========          =========             ===========

Investment income:
   Interest............................................................     $1,689,160            $598,445              $225,171
   Dividends (net of foreign withholding taxes of $8,868
    and $37 for the Growth & Income Fund and Growth Fund,
    respectively)......................................................              0                   0                     0
                                                                            ----------          ----------              --------

       Total Income....................................................      1,689,160             598,445               225,171
                                                                            ----------          ----------              --------

Expenses:
   Advisory fees (note 2)..............................................        118,300              43,325                20,156
   Administration and accounting fees (note 2).........................         47,320              17,330                 8,062
   Distribution fees (note 2)..........................................         61,389              21,938                10,128
   Amortization of organization expenses...............................         17,108              17,108                17,108
   Legal and audit fees................................................         56,344              47,940                44,558
   Registration fees...................................................         13,029               7,577                 7,237
   Directors' fees.....................................................          8,766               8,766                 8,766
   Shareholder reports.................................................         10,906               4,428                   982
   Insurance expense...................................................          6,386               2,547                   915
   Custodian fees......................................................         13,399               3,757                 3,588
   Printing and postage................................................         37,595              16,630                12,061
                                                                            ----------          ----------              --------
       Total expenses..................................................        390,542             191,346               133,561

Less:
   Waived fees (note 2)................................................       (193,308)            (70,997)              (28,799)
   Reimbursement from administrator (note 2)...........................       (144,944)           (101,890)              (88,657)
   Expense reductions (note 5).........................................         (1,365)               (328)               (3,450)
                                                                            ----------          ----------              --------

       Net expenses....................................................         50,925              18,131                12,655
                                                                            ----------          ----------              --------

       Net investment income...........................................      1,638,235             580,314               212,516
                                                                            ----------          ----------              --------
Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments.....................         90,910             (36,089)               (1,240)
   Net realized loss on sale of futures contracts......................              0                   0                     0
   Net change in unrealized appreciation of investments................      1,217,932             567,176               183,698
   Net change in unrealized depreciation of futures contracts..........              0                   0                (2,375)
                                                                            ----------          ----------              --------

       Net realized and unrealized gain (loss) on investments..........      1,308,842             531,087               180,083
                                                                            ----------          ----------              --------

       Net increase in net assets resulting from operations............     $2,947,077          $1,111,401              $392,599
                                                                            ==========          ==========              ========
                                                                            California           Growth &
                                                                             Tax-Free             Income                 Growth
                                                                               Fund                Fund                  Fund*
                                                                            ==========          ==========             =========
Investment income:
   Interest............................................................     $  933,737          $   96,329              $  4,751
   Dividends (net of foreign withholding taxes of $8,868
    and $37 for the Growth & Income Fund and Growth Fund,
    respectively)......................................................              0             549,275                 4,957
                                                                            ----------          ----------              --------

       Total Income....................................................        933,737             645,604                 9,708
                                                                            ----------          ----------              --------

Expenses:
   Advisory fees (note 2)..............................................         82,385             141,488                 4,793
   Administration and accounting fees (note 2).........................         32,954              47,163                 1,598
   Distribution fees (note 2)..........................................         43,027              64,574                 2,135
   Amortization of organization expenses...............................         17,108              17,108                 1,554
   Legal and audit fees................................................         51,335              63,458                 6,401
   Registration fees...................................................          2,104              14,725                 1,241
   Directors' fees.....................................................          8,766               8,766                   833
   Shareholder reports.................................................          6,505              24,478                 1,203
   Insurance expense...................................................          4,569               4,946                     0
   Custodian fees......................................................          2,978              17,362                 6,714
   Printing and postage................................................         23,844              30,989                 1,728
                                                                            ----------          ----------              --------
       Total expenses..................................................        275,575             435,057                28,200

Less:
   Waived fees (note 2)................................................       (117,999)           (181,042)               (8,526)
   Reimbursement from administrator (note 2)...........................       (102,916)           (147,855)              (19,668)
   Expense reductions (note 5).........................................         (2,728)                (45)                   (6)
                                                                            ----------          ----------              --------
       Net expenses....................................................         51,932             106,115                     0
                                                                            ----------          ----------              --------
       Net investment income...........................................        881,805             539,489                 9,708
                                                                            ----------          ----------              --------

Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments.....................        (37,256)            905,872                  (503)
   Net realized loss on sale of futures contracts......................        (15,101)                  0                     0
   Net change in unrealized appreciation of investments................        747,931           5,835,264               356,567
   Net change in unrealized depreciation of futures contracts..........         (1,688)                  0                     0
                                                                            ----------          ----------              --------

       Net realized and unrealized gain (loss) on investments..........        693,886           6,741,136               356,064
                                                                            ----------          ----------              --------

       Net increase in net assets resulting from operations............     $1,575,691          $7,280,625              $365,772
                                                                            ==========          ==========              ========

                                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended September 30, 1995 and September 30, 1994

                                                                           Tax-Free            Short-Term       U.S. Government
                                             Money Market Fund        Money Market Fund        Bond Fund          Income Fund
                                         -------------------------   ----------------------    ----------   ----------------------
                                             Year          Period       Year        Period       Period       Year        Period
                                             Ended         Ended        Ended       Ended        Ended        Ended       Ended
                                            9/30/95       9/30/94*     9/30/95     9/30/94*    9/30/95**     9/30/95     9/30/94*
                                         -----------   -----------   ---------    ----------   ----------  ----------   ----------
Increase in net assets:
Operations:
       Net investment income............ $ 3,563,966   $   691,357  $   317,060  $   142,718  $   41,698  $ 1,638,235  $   766,091
       Net realized gain (loss)
        on sale of investments..........       7,862             0       (4,765)           0        (136)      90,910        7,170
       Net realized loss on sale of
        futures contracts...............           0             0            0            0           0            0            0
       Net change in unrealized
        appreciation (depreciation)
        of investments..................           0             0            9            0      11,251    1,217,932     (996,966)
       Net change in unrealized
        depreciation of futures
        contracts.......................           0             0            0            0           0            0            0
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------
           Net increase (decrease) in
            net assets resulting from
            operations..................   3,571,828       691,357      312,295      142,718      52,813    2,947,077     (233,705)
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------
Distributions to shareholders:
   From net investment income
       Class A or Single Class..........  (3,563,929)     (691,726)    (317,060)    (142,747)    (41,587)  (1,617,207)    (763,368)
       Class B..........................         N/A           N/A          N/A          N/A        (111)     (17,465)           0
   From realized gain on investments
       Class A or Single Class..........           0             0            0            0           0       (7,074)           0
       Class B..........................         N/A           N/A          N/A          N/A           0          (18)           0
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------
           Total distributions..........  (3,563,929)     (691,726)    (317,060)    (142,747)    (41,698)  (1,641,764)    (763,368)
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

Net increase (decrease) in net
 assets resulting from capital
 share transactions (note 4)............  29,968,679    49,887,794   (2,006,540)  10,532,668   3,584,443   10,407,829   20,045,502
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

           Increase in net assets.......  29,976,578    49,887,425   (2,011,305)  10,532,639   3,595,558   11,713,142   19,058,429
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

Net assets:
   Beginning net assets.................  49,987,425       100,000   10,632,639      100,000           0   19,158,429      100,000
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

   Ending net assets (including
    undistributed net investment
    income of $0; $0; $0; $0; $0;
    $6,286; $2,723; $1,644; $3,170;
    $568; $1,099; $4,662; $5,559;
    $7,809; $12,512 and $9,708,
    respectively)....................... $79,964,003   $49,987,425  $ 8,621,334  $10,632,639  $3,595,558  $30,871,571  $19,158,429
                                         ===========   ===========  ===========  ===========  ==========  ===========  ===========

*Since commencement of operations on October 19, 1993.
**Since commencement of operations on June 12, 1995.

                                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended September 30, 1995 and September 30, 1994

                                                                                                              California
                                                    Bond Fund               Municipal Bond Fund              Tax-Free Fund
                                              ----------------------      ----------------------        -----------------------
                                                Year         Period        Year          Period          Year          Period
                                               Ended         Ended         Ended          Ended          Ended          Ended
                                              9/30/95       9/30/94*      9/30/95       9/30/94*        9/30/95        9/30/94*
                                              -------       --------      -------       --------        -------        --------

Increase in net assets:
Operations:
       Net investment income............      $580,314      $270,185      $212,516       $94,487       $881,805       $380,207
       Net realized gain (loss)
        on sale of investments..........       (36,089)      (29,537)       (1,240)     (105,876)       (37,256)      (468,522)
       Net realized loss on sale of
        futures contracts...............             0             0             0             0        (15,101)             0
       Net change in unrealized
        appreciation (depreciation)
        of investments..................       567,176      (426,275)      183,698       (83,674)       747,931       (357,565)
       Net change in unrealized
        depreciation of futures
        contracts.......................             0             0        (2,375)            0         (1,688)             0
                                           -----------    ----------    ----------    ----------    -----------    ------------
           Net increase (decrease) in
            net assets resulting from
            operations..................     1,111,401      (185,627)      392,599       (95,063)     1,575,691       (445,880)
                                           -----------    ----------    ----------    ----------    -----------    ------------
Distributions to shareholders:
   From net investment income
       Class A or Single Class..........      (579,743)     (267,015)     (212,765)      (93,388)      (871,571)      (374,648)
       Class B..........................        (2,096)            0          (282)            0        (11,133)             0
   From realized gain on investments
       Class A or Single Class..........             0             0             0             0              0              0
       Class B..........................             0             0             0             0              0              0
                                           -----------    ----------    ----------    ----------    -----------    ------------
           Total distributions..........      (581,839)     (267,015)     (213,047)      (93,388)      (882,704)      (374,648)
                                           -----------    ----------    ----------    ----------    -----------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions (note 4)............     4,103,204     7,891,536     2,778,752     2,698,276      5,749,069     14,535,954
                                           -----------    ----------    ----------    ----------    -----------    ------------
           Increase in net assets.......     4,632,766     7,438,894     2,958,304     2,509,825      6,442,056     13,715,426
                                           -----------    ----------    ----------    ----------    -----------    ------------

Net assets:
   Beginning net assets.................     7,538,894       100,000     2,609,825       100,000     13,815,426        100,000
                                           -----------    ----------    ----------    ----------    -----------    ------------

   Ending net assets (including
    undistributed net investment
    income of $0; $0; $0; $0; $0;
    $6,286; $2,723; $1,644; $3,170;
    $568; $1,099; $4,662; $5,559;
    $7,809; $12,512 and $9,708,
    respectively).......................   $12,171,660    $7,538,894    $5,568,129    $2,609,825    $20,257,482    $13,815,426
                                           ===========    ==========    ==========    ==========    ===========    ===========
                                                Growth & Income
                                                    Fund                 Growth Fund
                                            ----------------------      -------------
                                              Year         Period          Period
                                             Ended         Ended            Ended
                                            9/30/95       9/30/94*         9/30/95**
                                          ----------     -----------     ------------
Increase in net assets:
Operations:
       Net investment income............ $   539,489     $   218,219      $    9,708
       Net realized gain (loss)
        on sale of investments..........     905,872          56,599            (503)
       Net realized loss on sale of
        futures contracts...............           0               0               0
       Net change in unrealized
        appreciation (depreciation)
        of investments..................   5,835,264          28,136         356,567
       Net change in unrealized
        depreciation of futures
        contracts.......................           0               0               0
                                         -----------     -----------     ----------
           Net increase (decrease) in
            net assets resulting from
            operations..................   7,280,625         302,954         365,772
                                         -----------     -----------     ----------

Distributions to shareholders:
   From net investment income
       Class A or Single Class..........    (525,863)       (205,702)              0
       Class B..........................     (18,368)              0               0
   From realized gain on investments
       Class A or Single Class..........     (79,572)              0               0
       Class B..........................      (1,498)              0               0
                                         -----------     -----------     ----------
           Total distributions..........    (625,301)       (205,702)              0
                                         -----------     -----------     ----------

Net increase (decrease) in net
 assets resulting from capital
 share transactions (note 4)............  20,541,065      13,976,697      3,969,958
                                         -----------     -----------     ----------

           Increase in net assets.......  27,196,389      14,073,949      4,335,730
                                         -----------     -----------     ----------

Net assets:
   Beginning net assets.................  14,173,949         100,000              0
                                         -----------     -----------     ----------


   Ending net assets (including
    undistributed net investment
    income of $0; $0; $0; $0; $0;
    $6,286; $2,723; $1,644; $3,170;
    $568; $1,099; $4,662; $5,559;
    $7,809; $12,512 and $9,708,
    respectively)....................... $41,370,338     $14,173,949     $4,335,730
                                         ===========     ===========     ==========

                                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Supplemental information for a share outstanding throughout the periods is as follows:

                                                                     Tax-Free          Short-Term
                                                 Money Market      Money Market           Bond          U.S. Government Income
                                               ================  ================   =================  =========================
                                                                                    Class A   Class B      Class A       Class B
                                                                                    -------   -------  --------------    -------
                                                        Period           Period     Period    Period           Period    Period
                                                Year     Ended    Year    Ended      Ended     Ended    Year    Ended     Ended
                                                Ended   9/30/94   Ended  9/30/94   9/30/95   9/30/95   Ended   9/30/94   9/30/95
                                               9/30/95   (a)     9/30/95   (a)        (b)       (b)    9/30/95   (a)       (c)
                                               -------  -------  ------- -------   -------   -------   ------- -------   -------
Net asset value - beginning of period........   $1.00    $1.00    $1.00    $1.00    $10.00    $10.00   $8.77    $9.50     $8.67
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
Income (loss) from investment operations:
  Net investment income......................    0.05     0.03     0.03     0.02      0.18      0.20    0.63     0.56      0.52
  Net realized and unrealized gain (loss)
    on investments...........................    0.00     0.00     0.00     0.00      0.05      0.05    0.47    (0.73)     0.58
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Total from investment operations.......    0.05     0.03     0.03     0.02      0.23      0.25    1.10    (0.17)     1.10
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------

Less distributions:
  Dividends from net investment income.......   (0.05)   (0.03)   (0.03)   (0.02)    (0.18)    (0.20)  (0.63)   (0.56)    (0.52)
  Distributions from net realized gain (loss)    0.00     0.00     0.00     0.00      0.00      0.00    0.00     0.00      0.00
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Total distributions....................   (0.05)   (0.03)   (0.03)   (0.02)    (0.18)    (0.20)  (0.63)   (0.56)    (0.52)
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Net increase (decrease)
       in net asset value....................    0.00     0.00     0.00     0.00      0.05      0.05    0.47    (0.73)     0.58
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Net asset value - end of period........   $1.00    $1.00    $1.00    $1.00    $10.05    $10.05   $9.24    $8.77     $9.25
                                               ======   ======   ======   ======   =======    ======  ======   ======    ======
Total return (not annualized)(d).............    5.52%    3.36%    3.44%    2.22%     2.32%     2.51%  13.00%   (1.83)%   13.08%

Ratios/supplemental data:
  Net assets, end of period (000)............ $79,964  $49,988   $8,621  $10,633    $3,582       $13 $29,308   $19,158   $1,564
  Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets (i)...........................    0.42%    0.15%    0.44%    0.17%     0.00%     0.00%   0.21%     0.09%    0.79%
  Ratio of net investment income to
    average net assets (ii)..................    5.40%    4.25%    3.39%    2.56%     5.91%     5.54%   6.93%     6.24%    5.71%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g)............    1.29%    1.64%    1.90%    2.28%     2.76%     3.33%   1.63%     1.83%    3.19%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g)....    4.53%    2.76%    1.92%    0.45%     3.15%     2.21%   5.51%     4.49%    3.31%
  Portfolio Turnover Rate....................    N/A      N/A      N/A      N/A       1.05%     1.05%  46.96%    28.20%   46.96%

(a)  The fund commenced operations on October 19, 1993.
(b)  The fund commenced operations on June 12, 1995.
(c)  Class B shares were not offered until November 1, 1994.
(d) Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
(e) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when The Boston Company Asset Management, Inc. assumed management responsibilities.
(f) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when Payden & Rygel Investment Counsel assumed management responsibilities.
(g) Ratio reflects fees reduced in connection with Expense Reduction only for periods ended September 30, 1995.

                                 See accompanying notes to financial statements.

                                                                   Bond                                  Municipal Bond
                                             ==========================================    =========================================
                                                       Class A             Class B                Class A                 Class B
                                             ------------------------     -------------     -----------------------    -------------
                                                Year         Period          Period          Year         Period         Period
                                                Ended        Ended           Ended           Ended         Ended          Ended
                                              9/30/95(e)   9/30/94(a)     9/30/95(c)(e)    9/30/95(f)    9/30/94(a)    9/30/95(c)(f)
                                             -----------   ----------     -------------    ----------    ----------    -------------
Net asset value - beginning of period.....         8.47          $9.50            $8.36       $8.60         $9.50          $8.31
                                             -----------   ----------     -------------    ----------    ----------    -------------
Income (loss) from investment operations:
  Net investment income...................         0.58           0.52             0.49        0.47          0.42           0.38
  Net realized and unrealized gain (loss)
    on investments........................         0.52          (1.03)            0.62        0.38         (0.90)          0.67
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Total from investment operations....         1.10          (0.51)            1.11        0.85         (0.48)          1.05
                                             -----------   ----------     -------------    ----------    ----------    -------------
Less distributions:
  Dividends from net investment income....        (0.58)         (0.52)           (0.49)      (0.47)        (0.42)         (0.38)
  Distributions from net realized gain
   (loss).................................         0.00           0.00             0.00        0.00          0.00           0.00
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Total distributions.................        (0.58)         (0.52)           (0.49)      (0.47)        (0.42)         (0.38)
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net increase (decrease)
       in net asset value.................         0.52          (1.03)            0.62        0.38         (0.90)          0.67
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net asset value - end of period.....        $8.99          $8.47            $8.98       $8.98         $8.60          $8.98
                                             ==========      =========     ============     =========    ==========     ===========
Total return (not annualized)(d)..........        13.53%         (5.49)%          13.58%      10.18%        (5.15)%        12.86%

Ratios/supplemental data:
  Net assets, end of period (000).........      $12,022         $7,539            $ 150      $5,512        $2,610            $56
  Ratios to average net assets
   (annualized):
  Ratio of expenses to average
    net assets (i)........................         0.21%          0.09%            0.78%       0.40%         0.25%          0.90%
  Ratio of net investment income to
    average net assets (ii)...............         6.69%          6.29%            5.56%       5.26%         5.03%          4.26%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g).........         2.20%          2.55%            4.00%       3.30%         3.99%          5.56%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g).         4.70%          3.83%            2.34%       2.36%         1.29%         (0.40)%
  Portfolio Turnover Rate.................       327.31%         26.14%          327.31%      81.90%        81.42%         81.90%

                                                        California Tax-Free                               Growth & Income
                                             ==========================================    =========================================
                                                       Class A             Class B                Class A                 Class B
                                             ------------------------     -------------     -----------------------    -------------
                                                Year         Period          Period          Year         Period         Period
                                                Ended        Ended           Ended           Ended         Ended          Ended
                                              9/30/95      9/30/94(a)      9/30/95(c)      9/30/95(e)    9/30/94(a)    9/30/95(c)(e)
                                             -----------   ----------     -------------    ----------    ----------    -------------
Net asset value - beginning of period.....        $7.59          $8.50           $7.35       $11.14        $11.00         $11.30
                                             -----------   ----------     -------------    ----------    ----------    -------------
Income (loss) from investment operations:
  Net investment income...................         0.41           0.36            0.34         0.27          0.23           0.23
  Net realized and unrealized gain (loss)
    on investments........................         0.33          (0.91)           0.57         3.22          0.13           3.05
                                             -----------   ----------     -------------    ----------    ----------    -------------

      Total from investment operations....         0.74          (0.55)           0.91         3.49          0.36           3.28
                                             -----------   ----------     -------------    ----------    ----------    -------------
Less distributions:
  Dividends from net investment income....        (0.41)         (0.36)          (0.34)       (0.27)        (0.22)         (0.23)
  Distributions from net realized gain
     (loss)...............................         0.00           0.00            0.00        (0.06)         0.00          (0.06)
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Total distributions.................        (0.41)         (0.36)          (0.34)       (0.33)        (0.22)         (0.29)
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net increase (decrease)
       in net asset value.................         0.33          (0.91)           0.57         3.16          0.14           2.99
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net asset value - end of period.....        $7.92          $7.59           $7.92       $14.30        $11.14         $14.29
                                             ==========     ==========    ============      =========     ========     =============
Total return (not annualized)(d)..........        10.13%         (6.56)%         12.60%       31.93%         3.29%         29.53%

Ratios/supplemental data:
  Net assets, end of period (000).........      $19,292        $13,815            $966      $38,483       $14,174         $2,887
  Ratios to average net assets
   (annualized):
  Ratio of expenses to average
    net assets (i)........................         0.32%          0.25%           0.84%        0.43%         0.25%          1.01%
  Ratio of net investment income to
    average net assets (ii)...............         5.36%          4.70%           4.47%        2.30%         2.81%          1.64%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g).........         1.65%          2.01%           2.97%        1.80%         2.17%          2.92%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g).         4.03%          2.94%          2.35%         0.93%         0.89%         (0.27)%
  Portfolio Turnover Rate.................        86.69%         73.88%         86.69%        92.01%        13.90%         92.01%
                                                      Growth
                                            ============================
                                             Period            Period
                                              Ended             Ended
                                            9/30/95(b)        9/30/95(b)
                                            ----------        ----------
Net asset value - beginning of period.....     $10.00            $10.00
                                              --------         ---------
Income (loss) from investment operations:
  Net investment income...................       0.03              0.03
  Net realized and unrealized gain (loss)
    on investments........................       1.63              1.62
                                              --------         ---------
      Total from investment operations....       1.66              1.65
                                              --------         ---------
Less distributions:
  Dividends from net investment income....       0.00              0.00
  Distributions from net realized gain
   (loss).................................       0.00              0.00
                                              --------         ---------
      Total distributions.................       0.00              0.00
                                              --------         ---------
      Net increase (decrease)
       in net asset value.................       1.66              1.65
                                              --------         ---------
      Net asset value - end of period.....     $11.66            $11.65
                                              ========         =========
Total return (not annualized)(d)..........      16.60%            16.50%

Ratios/supplemental data:
  Net assets, end of period (000).........     $4,187              $149
  Ratios to average net assets
   (annualized):
  Ratio of expenses to average
    net assets (i)........................       0.00%             0.00%
  Ratio of net investment income to
    average net assets (ii)...............       1.20%             1.07%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g).........       3.46%             3.85%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g).      (2.26)%           (2.78)%
  Portfolio Turnover Rate.................       0.06%             0.06%

                                 See accompanying notes to financial statements.

Notes to Financial Statements

(1) Significant Accounting Policies

Organization
------------

The Griffin Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As described in note 4, the Money Market Fund and Tax-Free Money Market Fund are authorized to offer one class of shares, and each of the other series is authorized to issue shares of Class A and Class B. The Company commenced operations on October 19, 1993 and consists of a non-diversified fund, the California Tax-Free Fund, and eight separate diversified funds (collectively, the "Funds"):

 . The Money Market Fund
 . The Tax-Free Money Market Fund
 . The Short-Term Bond Fund
 . The U.S. Government Income Fund
 . The Bond Fund
 . The Municipal Bond Fund
 . The Growth & Income Fund
 . The Growth Fund


The Money Market Fund and Tax-Free Money Market Fund commenced offering shares on October 19, 1993. The U.S. Government Income Fund, Bond Fund, Municipal Bond Fund, California Tax-Free Fund, and Growth & Income Fund commenced offering Class A shares on October 19, 1993, and offered Class B shares beginning on November 1, 1994. The Short-Term Bond Fund and Growth Fund commenced offering Class A shares and Class B shares on June 12, 1995. The two classes of shares differ principally in their respective sales charges, shareholder servicing fees and distribution fees. Shareholders of each class also may bear certain expenses that pertain to each class. All shareholders bear the common expenses of the Funds, and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder servicing fees and from relative weightings of pro rata income and gain allocations. The California Tax-Free Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


Security Valuation
------------------
For the Funds other than the Money Market Fund and Tax-Free Money Market
Fund, investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation or, if no sale has occurred, at the closing bid price. U.S. Government obligations are valued at the mean between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined by policies set by the Board of Directors. Security prices are obtained primarily from pricing sources in accordance with the policies described above.

The Money Market Fund and Tax-Free Money Market Fund use the amortized cost method to value their portfolio securities and attempt to maintain constant net asset values of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, which approximates market value.


Security Transactions
---------------------
The Company records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code.


Futures Contracts
-----------------
Each of the Funds except the Money Market Fund and Tax-Free Money Market
Fund may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the fund is required to segregate cash or high-quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures contracts, if any, are detailed in the Schedules of Investments for each of the Funds.


Repurchase Agreements
---------------------
Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Schedule of Investments for each of the Funds. The prospectuses require that these investments be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at September 30, 1995 are collateralized by U.S. Treasury or federal agency obligations, and were entered into on September 29, 1995.


Distributions to Shareholders
-----------------------------
Dividends to shareholders from net investment income are declared daily and distributed monthly for the Money Market Fund, Tax-Free Money Market Fund, Short-Term Bond Fund, U.S. Government Income Fund, Bond Fund, Municipal Bond Fund and California Tax-Free Fund. Dividends to shareholders from the net investment income of the Growth & Income Fund are declared and distributed quarterly, and with respect to the Growth Fund, are declared and distributed annually. Dividends to shareholders are recorded on ex-dividend date. Each fund makes distributions from net realized securities gains, if any, once a year.


Federal Income Taxes
--------------------
The Company's policy for each fund is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and any net realized capital gain to its shareholders. The following net capital loss carry forward amounts are available to the Funds as of September 30, 1994:

                        Net Capital Loss        Year of Expiration
-------------------------------------------------------------------
Bond Fund                   $ 36,190                   2003

Municipal Bond Fund         $ 81,464                   2003

California Tax-Free Fund    $505,778                   2003


Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the fund. The differences between the income and gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The Board of Directors will not declare capital gain distributions until the net capital loss carry forwards have been utilized.


Organization Expenses
---------------------
Griffin Financial Administrators, the Funds' administrator, has incurred expenses in connection with the organization and initial registration of the Funds. These expenses were charged to the individual Funds and are being amortized by the Funds on a straight-line basis over 60 months from the date the Funds commenced operations. For each of the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, Bond Fund, Municipal Bond Fund, California Tax-Free Fund and Growth & Income Fund $52,220 is due to the administrator. For each of the Short-Term Bond Fund and Growth Fund $24,129 is due to the administrator.


(2) Agreements and Other Transactions with Affiliates

The Company has entered into an advisory contract on behalf of the Funds with Griffin Financial Investment Advisers ("GFIA"). Pursuant to the contract, GFIA furnishes to the Funds investment guidance and policy direction in connection with portfolio management of the Funds. Under the contract, the Growth & Income Fund and Growth Fund pay GFIA a monthly advisory fee calculated by multiplying the fund's average daily net assets by 0.60% on an annualized basis. Each of the other Funds pays a monthly advisory fee to GFIA based on an annualized rate of 0.50% of the Fund's average daily net assets. GFIA has entered into sub-advisory agreements with Payden & Rygel Investment Counsel ("Payden & Rygel") with respect to the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, Municipal Bond Fund and the California Tax-Free Fund, with The Boston Company Asset Management, Inc. ("TBCAM") with respect to the Bond Fund and the Growth & Income Fund, and with T. Rowe Price Associates, Inc. ("T. Rowe Price") with respect to the Short-Term Bond Fund and Growth Fund. Pursuant to such sub-advisory agreements, Payden & Rygel, TBCAM and T. Rowe Price are primarily responsible for the daily management of the respective fund's portfolios. GFIA pays Payden & Rygel, TBCAM and T. Rowe Price sub-advisory fees for the Funds out of the advisory fees discussed above. GFIA has voluntarily waived a portion of its fees to limit Fund expenses. For the periods ended September 30, 1995, advisory fees were incurred by the Funds as follows:

Funds                   Advisory fees                   Waived fees
--------------------------------------------------------------------
Money Market              $329,306                        $307,185

Tax-Free Money Market       46,869                          43,485

Short-Term Bond              3,479                           3,479

U.S. Government Income     118,300                         116,136

Bond                        43,325                          42,621

Municipal Bond              20,156                          18,955

California Tax-Free         82,385                          77,876

Growth & Income            141,488                         132,670

Growth                       4,793                           4,793

The Company has entered into contracts on behalf of the Funds with Griffin Financial Administrators ("GFA") whereby GFA is responsible for providing administration, custody, transfer agency and portfolio accounting services for the Funds. GFA is compensated for its services by each of the Funds on a monthly basis based on an annualized rate of 0.20% of the Funds' average daily net assets. GFA has waived a portion of its fees to limit Fund expenses. For the periods ended September 30, 1995, administration fees were incurred by the Funds as follows:

                                        Administration
Funds                                 and Accounting fees        Waived fees
----------------------------------------------------------------------------
Money Market                               $131,722                $26,940

Tax-Free Money Market                        18,748                  2,600

Short-Term Bond                               1,392                  1,392

U.S. Government Income                       47,320                 29,360

Bond                                         17,330                 11,177

Municipal Bond                                8,062                  4,743

California Tax-Free                          32,954                 20,523

Growth & Income                              47,163                 20,308

Growth                                        1,598                  1,598

In addition, GFA has reimbursed the Funds for certain operating expenses.

The Company has entered into distribution and service agreements on behalf of the Funds with Griffin Financial Services ("GFS"). Under the agreements, GFS may receive compensatory payments and/or reimbursements for shareholder, sales support and other distribution-related services in an amount not to exceed, on an annualized basis, 0.20% of a fund's average daily net assets for the Money Market Fund and Tax-Free Money Market Fund, and 0.25% of the average daily net assets of Class A shares for each of the other Funds. GFS has waived a portion of its fees to limit fund expenses. For the period ended September 30, 1995, the shares of the money market Funds, and the Class A shares of the non-money market, Funds incurred distribution and service fees as follows:

                                Distribution
                                    and
Funds                           Service fees            Waived fees
-------------------------------------------------------------------
Money Market                      $131,722                $49,061

Tax-Free Money Market               18,748                  5,984


Class A Shares

Short-Term Bond                      1,735                  1,735

U.S. Government Income              58,404                 46,378

Bond                                21,570                 17,024

Municipal Bond                      10,062                  5,066

California Tax-Free                 40,582                 18,539

Growth & Income                     57,080                 25,084

Growth                               1,951                  1,951

The Company has entered into separate distribution and service agreements with GFS for Class B shares of the Funds. Under the agreements, GFS may receive compensatory payments and/or reimbursements for shareholder, sales support and other distribution-related services. GFS may receive, on an annualized basis, up to 0.75% of the average daily net assets of a Fund's Class B shares in distribution fees, and up to 0.25% of the average daily net assets of a Fund's Class B shares in servicing fees. GFS has waived a portion of its fees to limit fund expenses. For the period ended September 30, 1995, Class B shares of the Funds incurred distribution and servicing fees as follows:

                                  Distribution
Funds                           and Servicing fees              Waived fees
----------------------------------------------------------------------------
Short-Term Bond                        $19                         $19

U.S. Government Income               2,985                       1,434

Bond                                   368                         175

Municipal Bond                          66                          35

California Tax-Free                  2,445                       1,061

Growth & Income                      7,494                       2,980

Growth                                 184                         184

Reimbursed expenses and waived fees continue at the discretion of the investment adviser, administrator and distributor. All officers and one director of the Funds are employees of GFS, but received no compensation from the Company. For the twelve months ended September 30, 1995, GFS was paid $232,710 in front-end sales charges on sales of Class A shares. GFS was paid $1,016 in contingent deferred sales charges on Class B share redemption's during the period from when Class B shares were first offered on November 1, 1994 through September 30, 1995.

(3) Purchases and Sales of Securities Exclusive of Short-Term Investments


                                                      U.S.                                California      Growth &
                                     Short-Term    Government      Bond     Municipal      Tax-Free        Income        Growth
                                      Bond Fund    Income Fund     Fund      Bond Fund       Fund           Fund          Fund
                                     ----------    -----------   ---------  ----------    -----------    -----------   -----------
Aggregate purchases and sales of:

Common and Preferred Stock:
Purchases at cost..................         $0             $0           $0         $0             $0     $38,890,897     $3,750,348
Sales proceeds.....................          0              0            0          0              0      19,506,153          1,737

U.S. Treasury Obligations:
Purchases at cost..................  2,430,925     18,815,711   17,614,291          0              0               0              0
Sales proceeds.....................          0      9,732,600   18,598,395          0              0         809,594              0

 U.S. Agency Securities:
Purchases at cost..................    348,626      3,935,089    6,123,535          0              0               0              0
Sales proceeds.....................          0        437,921    4,182,248          0              0               0              0

Municipal Bonds:
Purchases at cost..................          0              0            0  5,453,334     19,941,458               0              0
Sales proceeds.....................          0              0            0  3,033,926     13,447,796               0              0

Other Long-Term Securities:
Purchases at cost..................    596,148              0    8,281,854          0              0               0              0
Sales proceeds.....................     24,375              0    5,024,867          0              0         224,000              0

All Funds not reflected in this schedule traded exclusively in short-term securities.

(4)  Capital Shares Transactions

As of September 30, 1995, the Company was authorized to issue 10 billion shares of $0.001 par value capital stock. As of September 30, 1995, each Fund, except the Money Market Fund and the Tax-Free Money Market Fund, was authorized to issue 250 million shares of $.001 par value capital stock as Class A shares and 250 million shares of $.001 par value capital stock as Class B shares. The Money Market Fund and Tax-Free Money Market Fund were each authorized to issue 1 billion shares of $.001 par value capital stock of a single class. Each non-money market fund except the Short-Term Bond Fund and the Growth Fund issued Class A shares beginning October 19, 1993, and Class B shares beginning November 1, 1994. The Short-Term Bond Fund and the Growth Fund issued both Class A shares and Class B shares beginning June 12, 1995. Transactions in capital shares were as follows:


                                                                                     Tax-Free
                                                 Money Market Fund               Money Market Fund
                                          -----------------------------        -------------------------
                                             Shares           Amount             Shares        Amount
                                          -------------     -----------        ----------    -----------
October 19, 1993:.......................        100,000        $100,000           100,000       $100,000
 Shares sold and exchanged in...........     72,605,269      72,605,269        16,498,412     16,498,412
 Shares issued in reinvestment
   of dividends.........................        472,814         472,814           104,463        104,463
 Shares redeemed and exchanged
   out..................................    (23,190,289)     (23,190,289)      (6,070,207)    (6,070,207)
                                          -------------     ------------      -----------    -----------
September 30, 1994:.....................     49,987,794       49,987,794       10,632,668     10,632,668
 Shares sold and exchanged in...........    128,270,814      128,270,814        9,117,127      9,117,127
 Shares issued in
   reinvestment of dividends............      3,221,262        3,221,262          253,397        253,397
Shares redeemed and
  exchanged out.........................   (101,523,397)    (101,523,397)     (11,377,064)   (11,377,064)
                                          -------------     ------------      -----------    -----------
September 30, 1995:.....................     79,956,473      $79,956,473        8,626,128     $8,626,128
                                          =============     ============      ===========    ===========

                                                                 Class A                     Class B
                                                          ---------------------        --------------------
                                                            Shares      Amount           Shares     Amount
                                                          ----------   --------        ----------  --------
Short-Term Bond Fund
June 12, 1995:......................................              0          $0                  0        $0
Shares sold and exchanged in........................        357,932   3,587,401              1,308    13,110
Shares issued in reinvestment
  of dividends......................................            642       6,451                  5        51
Shares redeemed and
   exchanged out....................................         (2,247)    (22,570)                 0         0
                                                           --------  ----------           --------  --------
September 30, 1995:.................................        356,327  $3,571,282              1,313   $13,161
                                                           ========  ==========           ========  ========
                                                                 Class A                     Class B
                                                          ---------------------        ---------------------
                                                            Shares      Amount           Shares      Amount
                                                          ----------  ---------        ----------  ---------
U.S. Government Income Fund
October 19, 1993:...................................          10,526    $100,000                0         $0
  Shares sold and exchanged in......................       2,381,791  21,884,027                0          0
  Shares issued in reinvestment
    of dividends....................................          42,914     386,248                0          0
Shares redeemed and
 exchanged out......................................        (249,758) (2,224,773)               0          0
                                                           ---------  -----------         ------- ----------
September 30, 1994:.................................       2,185,473  20,145,502                0          0
  Shares sold and exchanged in......................       1,497,104  13,426,162          169,026  1,548,141
  Shares issued in reinvestment
    of dividends....................................          94,521     846,597              610      5,594
  Shares redeemed and
    exchanged out...................................        (605,179) (5,413,734)            (534)    (4,931)
                                                           ---------  -----------         ------- ----------
September 30, 1995:.................................       3,171,919  $29,004,527         169,102 $1,548,804
                                                           =========  ===========         ======= ==========
                                                                 Class A                     Class B
                                                          ---------------------        --------------------
                                                            Shares      Amount           Shares     Amount
                                                          ----------  ---------        ----------  --------
Bond Fund
October 19, 1993:...................................          10,526    $100,000                 0        $0
Shares sold and exchanged in........................         923,054   8,261,497                 0         0
Shares issued in reinvestment
  of dividends......................................          18,839     165,007                 0         0
Shares redeemed and exchanged out...................         (62,099)   (534,968)                0         0
                                                           ---------  -----------         ------- ----------
September 30, 1994:.................................         890,320   7,991,536                 0         0
Shares sold and exchanged in........................         574,418   5,036,334            16,592   147,685
Shares issued in reinvestment
  of dividends......................................          37,552     325,866               124     1,097
Shares redeemed and
  exchanged out.....................................        (164,839) (1,407,778)                0         0
                                                           ---------  -----------         ------- ----------
September 30, 1995:.................................       1,337,451 $11,945,958            16,716  $148,782
                                                           =========  ===========         ======= ==========

                                                                 Class A                     Class B
                                                          ---------------------        --------------------
                                                            Shares      Amount           Shares     Amount
                                                          ----------   --------        ----------  --------
Municipal Bond Fund

October 19, 1993:...................................          10,526   $100,000                 0         $0
Shares sold and exchanged in........................         306,403  2,812,394                 0          0
Shares issued in reinvestment
  of dividends......................................           6,634     59,658                 0          0
Shares redeemed and
  exchanged out.....................................         (20,062)   (173,776)               0          0
                                                           ---------  -----------         ------- ----------
September 30, 1994:.................................         303,501   2,798,276                0          0
Shares sold and exchanged in........................         337,591   2,960,842            6,239     54,649
Shares issued in reinvestment
  of dividends......................................          11,986     104,877                6         48
Shares redeemed and
  exchanged out.....................................         (38,935)   (341,664)               0          0
                                                           ---------  -----------         ------- ----------
September 30, 1995:.................................         614,143  $5,522,331            6,245    $54,697
                                                           =========  ===========         ======= ==========

                                                                    Class A                        Class B
                                                           -----------------------         -----------------------
                                                              Shares      Amount              Shares       Amount
                                                           -----------  ----------         -----------   ---------
California Tax-Free Fund

October 19, 1993:....................................         11,765      $100,000                   0         $0
Shares sold and exchanged in.........................      1,958,684    15,689,194                   0          0
Shares issued in reinvestment
  of dividends.......................................         25,833       202,361                   0          0
Shares redeemed and exchanged
  out................................................       (175,206)   (1,355,601)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1994:..................................      1,821,076    14,635,954                   0          0
Shares sold and exchanged in.........................        909,928     7,028,365             121,227    949,445
Shares issued in reinvestment
   of dividends......................................         59,055       452,430                 689      5,361
Shares redeemed and
  exchanged out......................................       (353,826)   (2,686,532)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1995:..................................      2,436,233   $19,430,217             121,916   $954,806
                                                         ===========   ===========         ===========  =========

                                                                    Class A                        Class B
                                                           -----------------------         -----------------------
                                                              Shares      Amount              Shares       Amount
                                                           -----------  ----------         -----------   ---------
Growth & Income Fund
October 19, 1993:....................................          9,091      $100,000                   0         $0
Shares sold and exchanged in.........................      1,308,893    14,483,466                   0          0
Shares issued in reinvestment
 of dividends........................................         17,712       194,135                   0          0
Shares redeemed and
exchanged out........................................        (63,571)     (700,904)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1994:..................................      1,272,125    14,076,697                   0          0
                                                         -----------   -----------         -----------  ---------
Shares sold and exchanged in.........................      1,585,316    19,955,586             201,975  2,652,912
Shares issued in reinvestment
  of dividends.......................................         44,798       560,011               1,467     19,234
Shares redeemed and
  exchanged out......................................       (210,492)   (2,627,185)             (1,424)   (19,493)
                                                         -----------   -----------         -----------  ---------
September 30, 1995:..................................      2,691,747   $31,965,109             202,018 $2,652,653
                                                         ===========   ===========         ===========  =========

                                                                    Class A                        Class B
                                                           -----------------------         -----------------------
                                                              Shares      Amount              Shares       Amount
                                                           -----------  ----------         -----------   ---------
Growth Fund
June 12, 1995:.......................................              0            $0                   0        $0
Shares sold and exchanged in.........................        363,549     3,880,406              12,806   141,837
Shares issued in reinvestment
  of dividends.......................................              0             0                   0         0
Shares redeemed and
  exchanged out......................................         (4,486)      (52,285)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1995:..................................        359,063    $3,828,121              12,806   $141,837
                                                         ===========   ===========         ===========  =========

(5) Custodial Earnings Credits

In accordance with the Custody Agreement between the Company, GFA and Investors Fiduciary Trust Company (the "Custodian"), the Custodian provides credits ("Earnings Credits") which are used to offset custodial expenses. These Earnings Credits are calculated each month by multiplying the average daily cash balance in each fund by three quarters of a money market rate set by State Street Bank & Trust Co., the funds' sub-custodian. The amount of such Earnings Credits for the Funds is reflected in the "Expense Reductions" in the Statements of Operations. Ratios of expenses to average daily net assets shown in the financial highlights table are calculated without the Earnings Credits for the periods ended September 30, 1995.

THE SHAREHOLDERS AND BOARD OF DIRECTORS
The Griffin Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Griffin Money Market Fund, Griffin Tax-Free Money Market Fund, Griffin Short-Term Bond Fund, Griffin U.S. Government Income Fund, Griffin Bond Fund, Griffin Municipal Bond Fund, Griffin California Tax-Free Fund, Griffin Growth & Income Fund, and the Griffin Growth Fund, constituting The Griffin Funds, Inc. (the Funds) as of September 30, 1995 and the related statements of operations for the year then ended, except for the Griffin Short-Term Bond Fund and the Griffin Growth Fund which are for the period from June 12, 1995 (commencement of operations) to September 30, 1995, and the statements of changes in net assets and the financial highlights for the period from October 19, 1993 (commencement of operations) to September 30, 1994 and the year ended September 30, 1995 for the Griffin Money Market Fund, Griffin Tax-Free Money Market Fund, Griffin U.S. Government Income Fund, Griffin Bond Fund, Griffin Municipal Bond Fund, Griffin California Tax-Free Fund and the Griffin Growth & Income Fund and for the period from June 12, 1995 (commencement of operations) to September 30, 1995 for the Griffin Short-Term Bond Fund and the Griffin Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Griffin Funds, Inc. as of September 30, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.




/s/ KPMG PEAT MARWICK LLP

Los Angeles, California
November 10, 1995

SPECIAL MEETINGS OF SHAREHOLDERS



On December 27, 1994, a Special Meeting of Shareholders of the Municipal
Bond Fund of The Griffin Funds, Inc. (the "Company") was held. The purpose of this meeting was to approve a Sub-Advisory Agreement between Griffin Financial Investment Advisers ("GFIA") and Payden & Rygel Investment Counsel with respect to the Municipal Bond Fund ("Proposal I"). With respect to Proposal I, at the meeting, 188,802.860 votes were cast in favor of the proposal, 954.425 votes were cast against the proposal and 14,435.86 votes abstained. No broker non-votes were recorded.

On December 27, 1994, a Special Meeting of Shareholders of the Bond Fund of the Company was held. The purpose of this meeting was to approve a Sub-Advisory Agreement between GFIA and The Boston Company Asset Management, Inc. ("TBCAM") with respect to the Bond Fund ("Proposal II"). With respect to Proposal II, at the meeting, 513,572.880 votes were cast in favor of the proposal, 5,832.661 votes were cast against the proposal and 23,182.196 votes abstained. No broker non-votes were recorded.

On December 27, 1994, a Special Meeting of Shareholders of the Growth &
Income Fund of the Company was scheduled to be held, but was adjourned until January 23, 1995 at which time the meeting was held. The purpose of the meeting was to approve a Sub-Advisory Agreement between GFIA and TBCAM with respect to the Growth & Income Fund ("Proposal III"). With respect to Proposal III, at the meeting, 614,252.187 votes were cast in favor of the proposal, 17,272.141 votes were cast against the proposal and 49,413.016 votes abstained. No broker non-votes were recorded.



DISTRIBUTIONS (Unaudited)

The following information for federal income tax purposes is presented below as an aid to shareholders in reporting the distributions shown below. By early February 1996, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis, as well as a summary of the states from which the income was earned. Shareholders should consult a tax adviser as to how to report these distributions on state and local levels.

Of the distributions made from net investment income the following percentages represent income derived from municipal securities, and therefore qualify as exempt interest dividends:


Tax-Free Money Market Fund                      100%

Municipal Income Fund                           100%

California Tax-Free Fund                        100%



A portion of this income may be subject to the alternative minimum tax.

Of the distributions made by the following Fund the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:



Growth & Income Fund                            98.15%

THE GRIFFIN FUNDS, INC.


BOARD OF DIRECTORS

Herschel Cardin
Vincent F. Coviello
William A. Hawkins (Chairman)
Morton O. Schapiro


OFFICERS

William A. Hawkins, President
Richie D. Rowsey, Senior Vice President
Julia D. Whitcup, Senior Vice President & Treasurer
Tim S. Glassett, Secretary
Anne P. Banducci, Assistant Secretary
Herbert L. Botts, Assistant Secretary
Steven P. Muson, Assistant Treasurer
Henry M. Pena, Assistant Secretary
Cheryl A. Rivera, Assistant Secretary


TRANSFER AGENT AND CUSTODIAN

Investors Fiduciary Trust Company (IFTC)
127 West 10th Street
Kansas City, MO  64105-1716


INVESTMENT  ADVISOR

Griffin Financial Investment Advisers
5000 Rivergrade Road
Irwindale, CA 91706

SUB-ADVISORS

Payden & Rygel Investment Counsel
333 South Grand Avenue
Los Angeles, CA  90071

The Boston Company Asset Management, Inc.
One Boston Place
Boston, MA  02108


T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202


LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Griffin Funds, Inc. If this report used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. The prospectus contains more detailed information about The Griffin Funds, Inc. Read the prospectus carefully before you invest or send money.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial Statements:

Included in Part A:

          Per Share Income and Capital Changes

Included in Part B:

          Audited financial statements, including:

                 Schedule of Investments at September 30, 1995
                 Statements of Assets and Liabilities at September 30, 1995 Statements of Operations for the fiscal year ended
                  September 30, 1995 for Money Market Fund, Tax-Free
                  Money Market Fund, U.S. Government Income Fund,
                  Bond Fund, Municipal Bond Fund, California Tax-Free
                  Fund and Growth & Income Fund
                 Statements of Operations for the period from June 12, 1995
                  (commencement of operations) through September 30, 1995 for Short-Term Bond Fund and Growth Fund
                 Statements of Changes in Net Assets for the
                  periods ended September 30, 1995 and September 30, 1994
                 Financial Highlights
                 Notes to Financial Statements
                 Independent Auditor's Report dated November 10,
                  1995

Included in Part C:

          Consent of Independent Auditor

          (b)  Exhibits:

          1    -  Articles of Incorporation of The Griffin Funds, Inc. are
                  incorporated by reference to Registrant's Initial
                  Registration Statement filed on August 6, 1993

          1(a) - Articles Supplementary, filed October 1, 1993 is incorporated by reference to Registrant's Post-Effective Amendment No. 2 ("Amendment No. 2")

          1(b) - Articles Supplementary, filed October 8, 1993, is incorporated by reference to Amendment No. 2

          1(c) - Articles Supplementary relating to the establishment of the Growth Fund and the Short-Term Bond Fund, filed May 25, 1995, are incorporated by reference to Amendment No. 5

          2    -  By-Laws of The Griffin Funds, Inc. are incorporated by
                  reference to Registrant's Initial Registration Statement filed on August 6, 1993

          3    -  Not applicable

          4    -  Not applicable

          5(a) - Investment Advisory Agreement, dated October 13, 1993, between The Griffin Funds and Griffin Financial Investment Advisers ("Griffin Advisers") on behalf each Fund is incorporated by reference to Amendment No. 2

          5(b) - Sub-Advisory Agreement for the California Tax-Free Fund, dated October 13, 1993, between Griffin Advisers and Payden & Rygel Investment Counsel ("Payden & Rygel") is incorporated by reference to Amendment No. 2

          5(d) - Sub-Advisory Agreement for the Money Market Fund, dated October 13, 1993, between Griffin Advisers and Payden & Rygel is incorporated by reference to Amendment No. 2

          5(f) - Sub-Advisory Agreement for the Tax-Free Money Market Fund, dated October 13, 1993, between Griffin Advisers and Payden & Rygel is incorporated by reference to Amendment No. 2

          5(g) - Sub-Advisory Agreement for the U.S. Government Income Fund, dated October 13, 1993, between Griffin Advisers and Payden & Rygel is incorporated by reference to Amendment No. 2

          5(i) - Form of Sub-Advisory Agreement for the Municipal Bond Fund between Griffin Advisers and Payden & Rygel is incorporated by reference to Amendment No. 2

          5(j) - Form of Sub-Advisory Agreement for the Bond Fund between Griffin Advisers and The Boston Company Asset Management, Inc. ("TBCAM") is incorporated by reference to Amendment No. 2

          5(k) - Form of Sub-Advisory Agreement for the Growth & Income Fund between Griffin Advisers and TBCAM is incorporated by reference to Amendment No. 2

          5(l) - First Amendment to Investment Advisory Agreement, dated May 31, 1995, between The Griffin Funds, Inc. and Griffin Advisers is incorporated by reference to Amendment No. 5

          5(m) - Form of Sub-Advisory Agreement for the Growth Fund between Griffin Advisers and T. Rowe Price Associates, Inc. ("T. Rowe Price") is incorporated by reference to Amendment No. 5

          5(n) - Form of Sub-Advisory Agreement for the Short-Term Bond Fund between Griffin Advisers and T. Rowe Price is incorporated by reference to Amendment 5

          6    -  Distribution Agreement between The Griffin Funds, Inc. and
                  Griffin Financial Services is incorporated by reference to Amendment No. 2

          7    -  Not applicable

          8    -  Custody Agreement, dated October 8, 1993, between The Griffin
                  Funds, Inc. and Investors Fiduciary Trust Company is incorporated by reference to Amendment No. 2

          9(a) - Administration Agreement between The Griffin Funds and Griffin Administrators is incorporated by reference to Amendment No. 2

          9(b) - Agency Agreement, dated October 8, 1993, between The Griffin Funds, Inc. and Investors Fiduciary Trust Company is incorporated by reference to Amendment No. 2

          9(b) - Form of Servicing Agreement is incorporated by reference to Registrant's Pre-Effective Amendment No. 3, filed on October 8, 1993 ("Pre-Effective Amendment No. 3")

          10   -  Opinion and Consent of Counsel is filed herewith

          11   -  Auditors' Consent is filed herewith

          12   -  Not Applicable

          13   -  Investment Letter is incorporated by reference to Pre-
                  Effective Amendment No. 3

          14   -  Not Applicable

          15(a)- Distribution Plans for the Class B Shares of Bond Fund, California Tax-Free Fund, Growth & Income Fund, Municipal Bond Fund and U.S. Government Income Fund are incorporated by reference to Amendment No. 2

          15(b)- Distribution and Services Plans for the Class A Shares of Bond Fund, California Tax-Free Fund, Growth & Income Fund, Municipal Bond Fund and U.S. Government Income Fund are incorporated by reference to Amendment No. 2

          15(c)- Distribution and Services Plans for the Money Market Fund and the Tax-Free Money Market Fund are incorporated by reference to Amendment No. 2

          15(d)- Services Plans for the Class B Shares of Bond Fund, California Tax-Free Fund, Growth & Income Fund, Municipal Bond Fund and U.S. Government Income Fund are incorporated by reference to Amendment No. 2

          15(e)- Distribution Plans for the Class B Shares of Growth Fund and Short-Term Bond Fund, dated May 11, 1995, are incorporated by reference to Amendment No. 5

          15(f)- Distribution and Services Plans for the Class A Shares of Growth Fund and Short-Term Bond Fund, dated May 11, 1995, are incorporated by reference to Amendment No. 5

          15(g)- Services Plans for the Class B Shares of Growth Fund and Short-Term Bond Fund, dated May 11, 1995, are incorporated by reference to Amendment No. 5

          16   -  Not Applicable

          17   -  Not Applicable

          18   -  Not Applicable

Item 25.  Persons Controlled by or under Common Control with Registrant.
          -------------------------------------------------------------

          No person is controlled by or under common control with Registrant.


Item 26.  Number of Holders of Securities.
          -------------------------------

          As of January 12, 1996, the number of record holders of each class of securities of the Registrant was as follows:

      Title of Class                     Number of Record Holders
      --------------                     ------------------------
     Money Market Fund                             5,224

     Tax-Free Money Market Fund                      292

     U.S. Government Income Fund
     Class A                                       2,544
     Class B                                         135

     Municipal Bond Fund
     Class A                                         179
     Class B                                           5

     California Tax-Free Fund
     Class A                                         633
     Class B                                          55

     Bond Fund
     Class A                                       1,792
     Class B                                          28

     Growth & Income Fund
     Class A                                       4,826
     Class B                                         688

     Growth Fund
     Class A                                       1,792
     Class B                                         107

     Short-Term Bond Fund
     Class A                                       1,559
     Class B                                           4

Item 27.  Indemnification.
          ---------------

          Article VIII of the Registrant's Articles of Incorporation provides that:

          (g) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of any series or class, or of all classes or series of capital stock, or by the total number of such shares, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon.

          (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

          Griffin Financial Investment Advisers serves as investment adviser to all of the Registrant's investment portfolios.

          To the knowledge of Registrant, none of the directors or executive officers of Griffin Financial Investment Advisers except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and executive officers of Griffin Financial Investment Advisers who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or director.

                                                  Principal Business(es) During at
Name                         Position(s)          Least the Last Two Fiscal Years
----                         -----------          --------------------------------
William A. Hawkins           President & CEO;     President, Griffin Financial
                             Director             Services, a securities and insurance broker, since
                                                  1981.

Julia D. Whitcup             Director;            Senior Vice President of Griffin
                             Senior Vice          Financial Services, a securities
                             President &          and insurance broker, since May,
                             Chief Financial      1993; Vice President and
                             Officer              Controller of Griffin Financial Services, since
                                                  1990.

Richie D. Rowsey             Senior Vice          Senior Vice President of
                             President            Operations of Griffin Financial Services, since
                                                  1989.

Tim S. Glassett              Secretary            Senior Vice President of H.F. Ahmanson &
                                                  Company, a savings and loan holding company,
                                                  since 1987.

Philip H. McKinley           Vice President       Vice President, Griffin Financial Services, since
                                                  1994; Senior Operations Officer, Mercantile
                                                  National Bank, 1991-1994.

Anne P. Banducci             Assistant            Assistant Secretary, Griffin Financial Services,
                             Secretary            since 1984; Attorney, H.F. Ahmanson &
                                                  Company, since 1984

          The principal business address of Griffin Financial Services is 5000 Rivergrade Road, Irwindale, California 91706, and the principal business address of H.F. Ahmanson & Company is 4900 Rivergrade Road, Irwindale, California 91706.

Item 29.  Principal Underwriters.
          ----------------------

          (a) Griffin Financial Services acts as distributor for the Registrant. Griffin Financial Services is a California Corporation.

          (b) The following individuals, each of whose principal business address is 5000 Rivergrade Road, Irwindale, CA 91706, are the directors and officers of Griffin Financial Services:


                               POSITION WITH                        POSITION WITH
  NAME                         UNDERWRITER                           REGISTRANT
  ----                         -----------                           ----------
Anne-Drue M. Anderson            Director                               None

Clifford S. Collins              Director                               None

Kevin M. Twomey                  Director                               None

Frederic J. Forster              Director                               None

William A. Hawkins               Director, President                    Director,
                                 and Chief Executive                    President and
                                 Officer                                Chief Executive
                                                                        Officer

Edward A. McGrath                Director                               None

Robert L. Stevens                Director                               None

Merrill S. Wall                  Director                               None

Richie D. Rowsey                 Senior Vice President                  Senior Vice
                                                                        President

Julia D. Whitcup                 Director, Senior Vice                  Senior Vice
                                 President and Chief                    President &
                                 Financial Officer                      Treasurer

Beverly J. Piraino               Senior Vice President                  None

Herbert L. Botts                 Vice President and                     Assistant
                                                                        Secretary

Tim S. Glassett                  Vice President and                     Secretary
                                 Secretary

Tamara L. Kuchenbacher           Vice President                         None

Joan C. Amadeo                   Vice President                         None

                               POSITION WITH                        POSITION WITH
  NAME                         UNDERWRITER                           REGISTRANT
  ----                         -----------                           ----------
Brian W. Nelson                  Vice President                         None

Constantino R. Raz               Vice President                         None

Philip McKinley                  Vice President                         None

Laura L. Gemmirig                Assistant Vice President               None

David A. Jabczenski              Assistant Vice President               None

Brent R. Kanitra                 Assistant Vice President               None

Edward H. Lanzner                Assistant Vice President               None

Richard A. McKusick              Assistant Vice President               None

Bradley C. Towers                Assistant Vice President               None

Donna V. Gross                   Assistant Vice President               None

Leslie J. Harrison               Assistant Vice President               None

Kellie M. McGahuey               Assistant Vice President               None

Steven P. Muson                  Assistant Vice President               Assistant
                                                                        Treasurer

Philip H. White                  Assistant Vice President               None

Henry M. Pena                    Assistant Vice President               Assistant
                                                                        Secretary

Algis R. Posius                  Assistant Vice President               None

Jill K. Smith-Ely                Assistant Vice President               None

Anne P. Banducci                 Assistant Secretary                    Assistant
                                                                        Secretary

Item 30.  Location of Accounts and Records.
          --------------------------------

          Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

           (1)  Griffin Financial Investment Advisers
                5000 Rivergrade Road
                Irwindale, CA  91706
                (Adviser)

           (2)  Payden & Rygel Investment Counsel
                333 South Grand, 32nd Floor
                Los Angeles, CA  90071
                (Sub-Adviser)

           (3)  The Boston Company Asset Management,
                 Inc.
                One Boston Place
                Boston, MA  02108
                (Sub-Adviser)

           (4)  T. Rowe Price Associates, Inc.
                100 East Pratt Street
                Baltimore, MD  21202
                (Sub-Adviser)

           (5)  Griffin Financial Administrators
                5000 Rivergrade Road
                Irwindale, CA  91706
                (Administrator)

           (6)  Griffin Financial Services
                5000 Rivergrade Road
                Irwindale, CA  91706
                (Distributor)

Item 31.  Management Services.
          -------------------

          Other than as set forth under the captions "Management" and "Management Fee" in the Prospectus constituting Part A of this Registration Statement and "Management Contracts" in the Statement of Additional Information constituting Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          ------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Registrant's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

          (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued, containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irwindale, State of California on the 31st day of January, 1996.

                              THE GRIFFIN FUNDS, INC.

                              By: /s/ William A. Hawkins
                                  -------------------------
                                        William A. Hawkins
                                        President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


       SIGNATURES                          TITLE                      DATE
       ----------                          -----                      ----

/s/ William A. Hawkins         Director, Principal Executive    January 31, 1996
------------------------
William A. Hawkins             Officer, Principal Financial
                                  Officer and Principal
                                   Accounting Officer


          *                            Director                 January 31, 1996
------------------------
Herschel Cardin


          *                            Director                 January 31, 1996
------------------------
Vincent F. Coviello


          *                            Director                 January 31, 1996
------------------------
Morton O. Schapiro



*By:  /s/ William A. Hawkins
      ----------------------
      William A. Hawkins
      President
      Attorney-in-Fact

                            THE GRIFFIN FUNDS, INC.
                       POST-EFFECTIVE AMENDMENT NO. 9 TO
                      REGISTRATION STATEMENT ON FORM N-1A
                       UNDER THE SECURITIES ACT OF 1933
                 AND UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number              Description
------              -----------
EX-27     -   Article 6 - Money Market Fund

EX-27.1   -   Article 6 - Tax-Free Money Market Fund

EX-27.2   -   Article 6 - U.S. Government Income Fund

EX-27.3   -   Article 6 - U.S. Government Income Fund B

EX-27.4   -   Article 6 - California Tax-Free Fund

EX-27.5   -   Article 6 - California Tax-Free Fund B

EX-27.6   -   Article 6 - Municipal Bond Fund

EX-27.7   -   Article 6 - Municipal Bond Fund B

EX-27.8   -   Article 6 - Bond Fund

EX-27.9   -   Article 6 - Bond Fund B

EX-27.10  -   Article 6 - Growth & Income Fund

EX-27.11  -   Article 6 - Growth & Income Fund B

EX-27.12  -   Article 6 - Short-Term Bond Fund

EX-27.13  -   Article 6 - Short-Term Bond Fund B

EX-27.14  -   Article 6 - Growth Fund

EX-27.15  -   Article 6 - Growth Fund B

EX-99.B10 -   Opinion and Consent of Counsel

EX-99.B11 -   Auditor's Consent